EXECUTION COPY

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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                          DATED AS OF DECEMBER 1, 2001,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                            dated as of July 1, 2001

                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 2001-QS19


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Article I    DEFINITIONS....................................................................4

        Section 1.01.  Definitions..........................................................4

        Section 1.02.  Use of Words and Phrases............................................12

        Section 1.03.  Determination of LIBOR..............................................12

Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL

        ISSUANCE OF CERTIFICATES...........................................................14

        Section 2.01.   Conveyance of Mortgage Loans.
                      (See Section 2.01 of the Standard Terms).............................14

        Section 2.02.   Acceptance by Trustee.  (See Section 2.02 of the Standard
                      Terms)...............................................................14

        Section 2.03.   Representations, Warranties and Covenants of the
                      Master Servicer and the Company......................................14

        Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of
                      the Standard Terms)..................................................17

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                      Certificates.........................................................17

        Section 2.06. [Reserved]...........................................................17

        Section 2.07. [Reserved]...........................................................17

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the
                      Standard Terms)......................................................17

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................18

Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................19

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms).......19

        Section 4.02. Distributions. ......................................................19

        Section 4.03. Statements to Certificateholders.  (See Section 4.03 of the
                      Standard Terms and Exhibit Three attached hereto)....................27

        Section 4.04. Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer. (See Section 4.04 of the
                      Standard Terms)......................................................27

        Section 4.05. Allocation of Realized Losses. ......................................27

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.
                      (See Section 4.06 of the Standard Terms).............................28

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section
                      4.07 of the Standard Terms)..........................................28

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................28

Article V  THE CERTIFICATES................................................................29

        Section 5.01. The Certificates.  (See Section 5.01 of the Standard Terms)..........29

                                        i


        Section 5.02. Registration of Transfer and Exchange of Certificates................29

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. (See Section
                      5.03 of the Standard Terms)..........................................29

        Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)......29

        Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard
                      Terms)...............................................................29

Article VI    THE COMPANY AND THE MASTER SERVICER..........................................30

Article VII   DEFAULT......................................................................31

Article VIII  CONCERNING THE TRUSTEE.......................................................32

Article IX    TERMINATION..................................................................33

Article X      REMIC PROVISIONS............................................................34

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....34

        Section 10.02.Master Servicer; REMIC Administrator and Trustee
                      Indemnification.  (See Section 10.02 of the Standard Terms)..........34

        Section 10.03.Designation of REMIC.................................................34

        Section 10.04.[Reserved]...........................................................34

        Section 10.05.Compliance with Withholding Requirements.............................34

Article XI   MISCELLANEOUS PROVISIONS......................................................35

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................35

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of
                      the Standard Terms)..................................................35

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03
                      of the Standard Terms)...............................................35

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........35

        Section 11.05.Notices..............................................................35

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See
                      Section 11.06 of the Standard Terms).................................36

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................36

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section
                      11.08 of the Standard Terms).........................................36

                                        ii


        Section 11.09.Allocation of Voting Rights..........................................36

        Section 11.10.No Petition..........................................................36


                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of July 1, 2001
Exhibit Five:         Aggregate Planned Principal Balances

        This is a Series Supplement, dated as of December 1, 2001 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                               AGGREGATE
                                INITIAL
                              CERTIFICATE                                        MOODY'S/
               PASS-THROUGH    PRINCIPAL                        MATURITY       ------------     MINIMUM
 DESIGNATION      RATE         BALANCE       FEATURES1            DATE            FITCH      DENOMINATIONS2
                                      -
Class A-1         6.00%     $117,737,469.00   Senior/PAC    December 25, 2016    Aaa/AAA       $25,000.00
Class A-2         6.00%     $11,100,000.00    Senior/PAC    December 25, 2016    Aaa/AAA       $25,000.00
Class A-3      Adjustable   $34,621,898.00   Senior/Floater/December 25, 2016    Aaa/AAA       $25,000.00
               Rate3                           Companion
Class A-4      Adjustable   $11,540,633.00   Senior/Inverse December 25, 2016    Aaa/AAA       $25,000.00
                  Rate3                        Floater/
                                               Companion
Class A-5         6.00%     $25,533,000.00      Senior      December 25, 2016    Aaa/AAA       $25,000.00
Class A-P         0.00%        $121,763.14     Principal    December 25, 2016    Aaa/AAA       $25,000.00
                                              Only/Senior
Class A-V       Variable             $0.00     Variable     December 25, 2016    Aaa/AAA     5
               Rate4                         Strip/Interest
                                              Only/Senior
Class R           6.00%            $100.00   Residual/SeniorDecember 25, 2016    Aaa/AAA     6
Class M-1         6.00%      $3,620,100.00     Mezzanine    December 25, 2016     NA/AA        $25,000.00
Class M-2         6.00%        $827,500.00     Mezzanine    December 25, 2016      NA/A       $250,000.00
Class M-3         6.00%        $724,000.00     Mezzanine    December 25, 2016     NA/BBB      $250,000.00
Class B-1         6.00%        $413,800.00    Subordinate   December 25, 2016     NA/BB       $250,000.00
Class B-2         6.00%        $206,900.00    Subordinate   December 25, 2016      NA/B       $206,900.00
Class B-3         6.00%        $413,754.69    Subordinate   December 25, 2016     NA/NA       $250,000.00


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $206,860,917.83.


1 The Certificates, other than the Class A-P, Class A-V, Class B and Class R Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an
     integral                 multiple                 of                $1,000.


3
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ADJUSTABLE      INITIAL        FORMULA                  MAXIMUM        MINIMUM
RATES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A-3:    2.90%          LIBOR + 0.80%            8.00%          0.80%
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  Class A-4:    15.30%         21.60% -(3.00 x LIBOR)   21.60%         0.00%


4    The initial Pass-Through Rate on the Class A-V Certificates is 0.6334%.

5    The Class A-V  Certificates  shall be issuable in minimum  denominations of
     not       less       than       a      20%       Percentage       Interest.

6 The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Adjustable  Rate   Certificates:   Any  of  the  Class  A-3  or  Class  A-4
Certificates.

        Aggregate  Planned  Principal  Balance:  With  respect  to the Class A-1
Certificates and Class A-2 Certificates and any Distribution Date, the amount set forth in Exhibit Five opposite such date.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $150,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) (i) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is less than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, $0.00, or (ii) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is equal to or greater than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, the sum of (I) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00% (other than Additional Collateral Loans), times 0.25%, (II) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00% (other than Additional Collateral Loans), times 0.50%, and (III) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average

               (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS19" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  December 28, 2001.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2001-QS19.

        Cut-off Date:  December 1, 2001.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  6.00% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Floater Certificates:  Any one of the Class A-3 Certificates.
        --------------------

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $4,377, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on January 1, 2002, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  1.75%           Class B-1:  0.20%
        Class M-2:  0.40%           Class B-2:  0.10%
        Class M-3:  0.35%           Class B-3:  0.20%

        Interest Accrual Period: With respect to any Class of Certificates (other than the Floater Certificates and the Inverse Floater Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. The Interest Accrual Period for the Floater Certificates and the Inverse Floater Certificates for any Distribution Date is the period beginning on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse Floater Certificates:  Any one of the Class A-4 Certificates.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month United States dollar deposits, determined on the preceding LIBOR Rate Adjustment Date as set forth in
Section 1.03 hereof.

        LIBOR Business Day:  As defined in Section 1.03.

        LIBOR Rate Adjustment Date:  As defined in Section 1.03.

     Maturity Date: December 25, 2016, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    the maturity of the Mortgage Note ("MATURITY DATE");

(iii)   the Mortgage Rate ("ORIG RATE");

(iv)    the Subservicer pass-through rate ("CURR NET");

(v)     the Net Mortgage Rate ("NET MTG RT");

(vi)    the Pool Strip Rate ("STRIP");

(vii)the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii)a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Floater Certificates, Inverse Floater Certificates, Class A-V Certificates and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary
Statement hereto. With respect to the Floater Certificates and the initial Interest Accrual Period, 2.90% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 0.80% plus LIBOR, subject to a maximum rate of 8.00% per annum and a minimum rate of 0.80% per annum. With respect to the Inverse Floater Certificates and the initial Interest Accrual Period, 15.30% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 21.60% minus the product of 3.00 multiplied by LIBOR, subject to a maximum rate of 21.60% per annum and a minimum rate of 0.00% per annum. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.6334% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 18.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in January 2007 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

     (iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or

          Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal
          Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph
          (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Reference Bank Rate:  As defined in Section 1.03.

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date before the Credit Support Depletion Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section
4.02(a)(ii)(X) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement. As to any Distribution Date on or after the Credit Support Depletion Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of (i) all amounts required to be distributed pursuant to Section 4.02(a)(i) and (ii) the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,068,609 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 22.0% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Telerate Screen Page 3750:  As defined in Section 1.03.

        Uncertificated Class A-V REMIC Regular Interests or Uncertificated REMIC Regular Interests: Each of the 1,121 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,121, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

Section 1.02...Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

        Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Bridge Telerate Capital Markets Report as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 2.10%; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to each of the Floater Certificates and Inverse Floater Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Floater Certificates and Inverse Floater Certificates for the current and the immediately preceding Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;


                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) For  representations,  warranties and covenants of the Master Servicer,  see
Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

(iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 62.36% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 19.96% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 1.91% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 8.68% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None  of the  Mortgage  Loans  will  have  been  made  to  International
     Borrowers;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations that evidence ownership of the Trust Fund.

Section 2.06.  [Reserved].

Section 2.07.  [Reserved].

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms)

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c) and (e) below), in each case to the extent of the Available Distribution Amount remaining:

               (i) to the Senior Certificates (other than the Class A-P Certificates), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (ii) (X) to the Class A-P  Certificates,  the Class A-P Principal
        Distribution  Amount  (applied  to  reduce  the  Certificate   Principal
        Balances of such Senior Certificates); and

                      (Y) to the Senior  Certificates  (other than the Class A-P
        Certificates), in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount

     Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or
     4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)  the  principal  portion of all other  unscheduled  collections  (other than
     Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date; and

(E) any amounts described in subsection (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a) (xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi)  to  the  Senior  Certificates,  on a  pro  rata  basis  in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

          (xvii) to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

(ii) second, the Senior Principal Distribution Amount shall be distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(iii) third, the balance of the Senior Principal Distribution Amount shall be distributed, concurrently, as follows:

                  (A) 12.7325677070607% of the Senior Principal Distribution Amount remaining after the distribution described in Section 4.02(b)(ii) above, to the Class A-5 Certificates, until the Certificate Principal Balance of the Class A-5 Certificates has been reduced to zero; and

                  (B) 87.2674322929393% of the Senior Principal Distribution Amount remaining after the distribution described in Section 4.02(b)(ii) above, in the following order of priority:

                      (1) first,  sequentially to the Class A-1 Certificates and
                  Class A-2 Certificates, in that order, until the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates has been reduced to their Aggregate Planned Principal Balance for such Distribution Date set forth in the table entitled "Aggregate Planned Principal Balances" attached to this Agreement as Exhibit Five;

                      (2) second, concurrently, on a pro rata basis, in accordance with their respective Certificate Principal Balances, to the Class A-3 Certificates and Class A-4 Certificates, until the Certificate Principal Balance of each of the Class A-3 Certificates and Class A-4 Certificates has been reduced to zero; and

                      (3) third,  sequentially to the Class A-1 Certificates and
                  Class A-2 Certificates, in that order, without regard to their Aggregate Planned Principal Balance for such Distribution Date, until the Certificate Principal Balance of each of the Class A-1 Certificates and Class A-2 Certificates has been reduced to zero.

(c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the

Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution
(i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03. Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of the principal portion of such Realized Losses on Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section

4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage
Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

                                   ARTICLE V


                                THE CERTIFICATES

        Section 5.01. The Certificates. (See Section 5.01 of the Standard Terms)

        Section 5.02. Registration of Transfer and Exchange of Certificates.

    (a) - (e)(iii)(A). (See Section 5.02(a) - (e)(iii)(A) of the Standard Terms)

               (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               (f) - (h). (See Section 5.02(f) - (h) of the Standard Terms)

Section 5.03. Mutilated,  Destroyed,  Lost or Stolen Certificates.  (See Section
     5.03 of the Standard Terms)

Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)

Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                  ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                   ARTICLE IX

                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01..REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02..Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03..Designation of REMIC.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC for federal income tax purposes.

        The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04..[Reserved].

Section 10.05..Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

Section 11.01..Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02..Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03..Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04..Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05..Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


---------------------------------- --------------------------------------------------------------
            RECIPIENT                                         ADDRESS
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention: President

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention:  Managing Director/Master Servicing

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2001-QS19

                                   The Trustee designates its offices located at Four Albany Street, New York, New York 10006, for the purposes of Section 8.12 of the Standard Terms

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Moody's Investors Service, Inc.    99 Church Street, 4th Floor
                                   New York, New York 10007

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Fitch, Inc.                        One State Street Plaza
                                   New York, New York 10004

---------------------------------- --------------------------------------------------------------



Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06..Required  Notices to Rating Agency and Subservicer.  (See Section
     11.06 of the Standard Terms)

Section 11.07..Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08..Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09..Allocation of Voting Rights.

               98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; and 1% of all Voting Rights shall be allocated among the Holders of the Class R Certificates, in accordance with their respective Percentage Interests.

Section 11.10..No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]



                                            By: //s// Randy Van Zee
                                                 Name:   Randy Van Zee
                                                 Title:  Vice President


Attest: //s// Lisa R. Lundsten
        ------------------------------------ -
      Name:   Lisa R. Lundsten
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]



                                            By: //s// Lisa R. Lundsten
                                                  Name:  Lisa R. Lundsten
                                                 Title: Managing Director


Attest: //s// Randy Van Zee
        ----------------------------
      Name: Randy Van Zee
      Title: Director


                                            BANKERS TRUST COMPANY,
                                                 as Trustee
[Seal]



                                            By: //s// Barbara Campbell
                                                 Name: Barbara Campbell
                                                 Title:   Assistant Secretary


Attest: //s// James F. Noriega
        ------------------------------------
      Name: James F. Noriega
      Title:   Associate

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of December, 2001 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                          //s// Katherine L. Nye
                                                          Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of December, 2001 before me, a notary public in and for said State, personally appeared Lisa R. Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            //s// Katherine L. Nye
                                                   Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 28th day of December, 2001 before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be an Assistant Secretary of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            //s// Thomas J. Baldwin
                                                   Notary Public
[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

  RUN ON     : 12/17/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 13.46.53           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 2001-QS19                                 CUTOFF : 12/01/01
  POOL       : 0004558
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ---------------------------------------------------------------------

      3536026                              .2500
      659,420.84                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.0000                        2.4200

      4204268                              .2500
       31,123.54                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.0000                        2.1700

      4509886                              .2500
      504,373.36                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      4524700                              .2500
      123,762.54                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      4715560                              .2500
      249,874.40                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      4717122                              .2500
      533,891.87                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      4750229                              .2500
      196,874.66                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      4787011                              .2500
      343,214.38                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      4832283                              .2500
      423,165.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      4857336                              .2500
      434,631.06                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      4881256                              .2500
      253,972.19                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      4886069                              .2500
      192,195.19                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      4887341                              .2500
      464,143.69                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      4888874                              .2500
      123,047.19                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      4909961                              .2500
      108,399.96                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      4927297                              .2500
      592,781.29                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      4930218                              .2500
      423,702.17                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      4975733                              .2500
      257,730.29                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      4987697                              .2500
      384,167.34                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5016425                              .2500
       85,386.54                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5017635                              .2500
      465,525.54                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5017668                              .2500
       57,484.83                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450
1



      5029855                              .2500
      103,041.48                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5034571                              .2500
       67,239.35                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.0000                        2.1700

      5037349                              .2500
      106,949.51                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5044650                              .2500
      127,189.98                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5052490                              .2500
      338,664.63                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5062195                              .2500
       68,772.26                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.0000                        2.1700

      5086953                              .2500
      481,029.62                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5101927                              .2500
       81,296.43                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      5123030                              .2500
      604,318.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5123173                              .2500
      493,634.68                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5124863                              .2500
       83,996.70                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5125722                              .2500
       57,652.61                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.0000                        1.7950

      5125941                              .2500
      138,670.18                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5128991                              .2500
      315,926.17                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5137199                              .2500
      345,732.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5147859                              .2500
       26,851.09                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.0000                        2.1700
1



      5151612                              .2500
       59,260.41                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5152168                              .2500
       86,926.92                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5158205                              .2500
       75,567.17                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5161087                              .2500
      445,575.89                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5170433                              .2500
      393,523.10                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5171933                              .2500
      325,975.87                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5184985                              .2500
      161,422.93                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5198206                              .2500
      441,708.12                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5201719                              .2500
       48,699.92                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5202660                              .2500
       79,065.96                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5202866                              .2500
      131,549.28                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5203026                              .2500
      256,760.33                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5204043                              .2500
      990,073.48                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5215815                              .2500
      110,186.17                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5222317                              .2500
      350,629.83                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5226593                              .2500
       74,394.99                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700
1



      5229222                              .2500
      551,563.12                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5232251                              .2500
      568,508.77                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5233778                              .2500
       25,726.04                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.0000                        1.9200

      5236879                              .2500
      611,720.36                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5238417                              .2500
       26,613.14                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.0000                        1.9200

      5249543                              .2500
      124,787.49                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5252839                              .2500
      350,401.26                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5254173                              .2500
      148,571.98                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      5266553                              .2500
      197,507.94                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5271474                              .2500
      297,264.86                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5271540                              .2500
      231,796.18                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5286653                              .2500
      112,085.76                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5288207                              .2500
      373,410.88                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5296606                              .2500
       65,351.11                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5301869                              .2500
      296,139.75                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5304001                              .2500
       69,547.35                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200
1



      5304612                              .2500
       99,098.16                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5307226                              .2500
       85,797.26                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5308201                              .2500
       49,524.01                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5308868                              .2500
       95,035.36                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5313162                              .2500
      324,944.05                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5313832                              .2500
       55,279.41                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5317261                              .2500
      297,174.57                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5317613                              .2500
       79,221.85                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200
1



      5319266                              .2500
      188,229.78                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5332009                              .2500
      191,597.62                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5335672                              .2500
       44,562.30                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5343257                              .2500
      205,092.16                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5343304                              .2500
       46,161.25                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.0000                        2.1700

      5343555                              .2500
      441,264.43                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5344250                              .2500
       44,589.72                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5346495                              .2500
      118,601.65                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200
1



      5351992                              .2500
       59,299.47                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5353430                              .2500
      245,689.39                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5354456                              .2500
      331,336.88                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5354457                              .2500
      109,832.79                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5355060                              .2500
      296,302.01                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5359091                              .2500
      184,422.65                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5359158                              .2500
       95,405.51                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5366066                              .2500
      318,570.90                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200
1



      5367140                              .2500
      131,692.43                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5369243                              .2500
      324,944.05                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5369433                              .2500
      272,492.81                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5372015                              .2500
       57,238.35                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5373501                              .2500
      297,063.79                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5373796                              .2500
       63,435.28                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5373852                              .2500
      114,905.42                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5373858                              .2500
       32,414.61                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700
1



      5373880                              .2500
      131,884.48                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5377459                              .2500
      196,773.86                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5378119                              .2500
      149,483.90                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5378421                              .2500
       96,527.50                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5383260                              .2500
       62,179.50                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5383777                              .2500
      431,750.17                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5384981                              .2500
       69,333.59                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5385708                              .2500
       66,399.87                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700
1



      5385874                              .2500
      172,739.67                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5388039                              .2500
      169,318.83                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5393485                              .2500
      175,610.86                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5393966                              .2500
      253,693.03                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5395661                              .2500
      161,662.95                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5399591                              .2500
       54,767.80                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5399783                              .2500
      174,463.95                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5402869                              .2500
      150,937.33                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950
1



      5403274                              .2500
      185,803.75                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5405245                              .2500
      296,220.55                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5405588                              .2500
      139,459.56                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5407409                              .2500
       83,224.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5407419                              .2500
      147,070.99                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5407432                              .2500
      304,139.70                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5407465                              .2500
       55,483.87                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5407597                              .2500
       98,196.49                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      5407602                              .2500
      184,668.60                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5408119                              .2500
       39,395.39                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5410695                              .2500
       25,874.71                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.0000                        1.7950

      5411095                              .2500
      535,769.63                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5411510                              .2500
      306,095.58                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5411511                              .2500
      493,066.17                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5411515                              .2500
      445,622.92                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5411516                              .2500
      179,582.10                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      5413413                              .5000
      492,468.29                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5413436                              .2500
      341,660.43                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5414534                              .2500
      128,748.98                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5415420                              .2500
      272,437.85                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5415452                              .2500
       80,780.34                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5415453                              .2500
       99,543.88                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5415471                              .2500
      164,453.40                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5415900                              .2500
       78,239.79                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5419747                              .2500
       98,097.41                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5422466                              .2500
      110,178.94                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5423194                              .2500
      456,960.95                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5424008                              .2500
      329,853.18                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5424238                              .2500
      131,182.58                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5424303                              .2500
       62,056.60                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5427991                              .2500
       95,343.03                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5428041                              .2500
       98,239.82                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450
1



      5428194                              .2500
      164,897.75                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5432688                              .2500
      360,421.36                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5432964                              .2500
      616,957.77                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5435676                              .2500
      369,542.32                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5436403                              .2500
       33,415.26                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5439037                              .2500
      117,690.69                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5439073                              .2500
       60,257.62                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5439160                              .2500
      109,238.23                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700
1



      5439162                              .2500
      118,820.24                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5439256                              .2500
      281,382.50                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5439258                              .2500
      122,265.41                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5439268                              .2500
      282,401.61                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5439272                              .2500
      196,761.73                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5439600                              .2500
      528,596.78                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5442976                              .2500
      368,458.50                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5444208                              .2500
      393,026.45                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      5447042                              .2500
      136,317.99                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5447207                              .2500
       84,438.44                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5450533                              .2500
      118,362.33                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5450591                              .2500
       65,243.08                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5452102                              .2500
      391,198.90                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5453704                              .2500
      408,454.85                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5454749                              .2500
      114,883.69                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5455344                              .2500
      318,946.54                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5459426                              .2500
       87,231.99                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5459439                              .2500
      353,353.68                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5459460                              .2500
      137,563.34                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5459503                              .2500
       63,253.43                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5461169                              .2500
      154,494.45                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5461884                              .2500
      118,593.60                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5461888                              .2500
      303,440.65                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5461894                              .2500
      225,263.35                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950
1



      5461926                              .2500
      538,678.80                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5461935                              .2500
      169,786.77                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5461938                              .2500
      382,831.40                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5461986                              .2500
       67,046.82                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.0000                        2.1700

      5461987                              .2500
      257,331.74                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5461991                              .2500
      103,128.68                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5461994                              .2500
       48,186.20                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5462000                              .2500
      391,866.32                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      5462012                              .2500
      260,830.56                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5462013                              .2500
      109,053.77                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5462031                              .2500
      273,428.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5462061                              .2500
      150,851.73                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5462087                              .2500
      222,880.92                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5462289                              .2500
       58,344.32                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5463307                              .2500
       66,402.33                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5463769                              .2500
      253,716.30                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200
1



      5465724                              .2500
       83,485.44                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5466898                              .2500
      270,302.39                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5468482                              .2500
       83,657.79                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5468484                              .2500
       96,040.15                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5468485                              .2500
      104,175.98                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5468494                              .2500
      150,106.06                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5468496                              .2500
      161,342.20                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5468498                              .2500
      169,746.92                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      5468503                              .2500
      221,409.04                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5468504                              .2500
      221,447.15                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5468512                              .2500
      295,160.82                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5468521                              .2500
      303,010.85                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5468540                              .2500
      326,671.33                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5468541                              .2500
      328,160.81                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5468550                              .2500
      344,414.05                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5468569                              .2500
      393,683.84                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950
1



      5468582                              .2500
      427,983.16                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5468588                              .2500
      441,186.49                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5468631                              .2500
      808,571.98                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5468633                              .2500
      885,636.15                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5470197                              .2500
      410,685.98                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5471210                              .2500
       71,916.39                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5471289                              .2500
       81,573.83                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5471389                              .2500
       74,308.76                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450
1



      5472073                              .2500
       24,157.51                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5475189                              .2500
      236,493.84                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5475782                              .2500
      425,202.52                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5477018                              .2500
       48,028.36                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5477019                              .2500
      119,508.47                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5477020                              .2500
      136,698.71                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5477022                              .2500
      236,330.26                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5477023                              .2500
       39,414.28                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700
1



      5477024                              .2500
       73,815.72                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5477025                              .2500
      257,990.82                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5477026                              .2500
      317,318.61                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5478918                              .2500
      451,961.65                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      5483377                              .2500
      102,058.33                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5483388                              .2500
       70,305.90                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5483406                              .2500
       79,254.64                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5483431                              .2500
      324,976.95                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450
1



      5483473                              .2500
       79,040.30                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5483486                              .2500
       99,012.63                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5483506                              .2500
       75,285.65                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5483514                              .2500
       64,196.25                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5483515                              .2500
       61,788.06                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5483528                              .2500
       49,483.01                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5483596                              .2500
      475,623.78                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5485119                              .2500
      571,321.71                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5485139                              .2500
      329,596.23                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5485141                              .2500
      327,229.65                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5485145                              .2500
      668,642.72                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5485147                              .2500
      387,352.55                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5485148                              .2500
      347,036.27                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5485149                              .2500
      492,188.75                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5485151                              .2500
      440,749.22                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5485154                              .2500
      591,536.34                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      5485156                              .2500
      341,500.05                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5485160                              .2500
      310,946.68                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5487155                              .2500
      117,352.97                          .0800
            7.8500                         .0000
            7.6000                         .0000
            7.5200                         .0000
            6.0000                        1.5200

      5490639                              .2500
      154,013.75                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5490645                              .2500
      186,663.58                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5490656                              .2500
       74,340.46                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5490945                              .2500
       31,296.31                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5494352                              .2500
      110,967.75                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450
1



      5494368                              .2500
       56,591.27                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5494376                              .2500
      123,860.35                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5494392                              .2500
       61,387.82                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5494415                              .2500
       65,385.08                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5494416                              .2500
      140,537.24                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5494431                              .2500
      116,369.29                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5494653                              .2500
      219,616.50                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5495128                              .2500
       57,250.99                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      5497999                              .2500
       72,845.91                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5499087                              .2500
       87,914.72                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5499089                              .2500
       71,186.54                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5501899                              .2500
      361,671.49                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5502070                              .2500
      270,261.10                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5503553                              .2500
      313,006.58                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5505577                              .2500
      122,709.97                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5506492                              .2500
       61,155.78                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5506496                              .2500
      118,719.69                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5506532                              .2500
      148,968.16                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5515158                              .2500
      149,040.43                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5516936                              .2500
       96,056.52                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5516944                              .2500
      142,104.20                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5516970                              .2500
      174,269.68                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5517016                              .2500
       72,086.09                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5517021                              .2500
       62,393.75                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5517023                              .2500
       86,162.81                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5517027                              .2500
      122,658.96                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5517039                              .2500
       95,211.73                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5517059                              .2500
       79,995.44                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5517619                              .2500
      207,797.57                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5518075                              .2500
       92,647.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5519100                              .2500
       77,924.96                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5519620                              .2500
       32,317.28                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200
1



      5520020                              .2500
      352,729.04                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5523865                              .2500
      480,432.21                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5526730                              .2500
      104,370.70                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5530564                              .2500
      588,837.48                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5530574                              .2500
      364,474.72                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5530582                              .2500
      124,824.93                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5530583                              .2500
      132,872.04                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5530586                              .2500
       68,636.73                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.0000                        1.7950
1



      5530587                              .2500
      302,882.23                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5530588                              .2500
      146,373.54                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5530589                              .2500
       39,137.62                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5530591                              .2500
      155,452.98                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5530593                              .2500
       92,833.90                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5530595                              .2500
      190,903.78                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5531548                              .2500
       67,837.45                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5534167                              .2500
      270,818.58                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950
1



      5534178                              .2500
      281,686.44                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5534182                              .2500
       76,000.72                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5534202                              .2500
       56,485.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5534203                              .2500
      200,166.30                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5534225                              .2500
       50,180.41                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5535058                              .2500
      140,770.21                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5535068                              .2500
       76,884.80                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5536098                              .2500
       56,643.18                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950
1



      5536229                              .2500
       65,576.01                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5537476                              .2500
      130,719.50                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5537492                              .2500
      347,902.96                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5537501                              .2500
      463,021.78                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5537552                              .2500
      148,007.24                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5537554                              .2500
      472,622.55                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5537577                              .2500
      353,689.57                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5537580                              .2500
       59,353.89                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      5537583                              .2500
      553,022.29                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5537584                              .2500
      397,888.16                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5537585                              .2500
      286,860.69                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5537586                              .2500
      136,402.65                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5540703                              .2500
      143,058.79                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5543779                              .2500
      131,164.67                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5543783                              .2500
      273,259.72                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5545808                              .2500
      248,383.43                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200
1



      5549978                              .2500
      375,571.97                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5550603                              .2500
      165,392.94                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5551222                              .2500
      122,411.89                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5554042                              .2500
      144,595.03                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5555751                              .2500
      134,190.90                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5555861                              .2500
       78,494.64                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5555863                              .2500
      395,760.81                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5557025                              .2500
      373,790.97                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200
1



      5558388                              .2500
       45,022.51                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5560507                              .2500
       55,577.46                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5564883                              .2500
      467,678.82                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5565455                              .2500
       25,946.96                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5565537                              .2500
      350,529.68                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5566159                              .2500
      157,993.79                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5566372                              .2500
       99,367.16                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5566558                              .2500
      340,921.73                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      5567240                              .2500
      368,575.06                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5567755                              .2500
      113,951.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5569318                              .2500
      248,037.47                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5569945                              .2500
      219,560.26                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5572565                              .2500
       37,756.92                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5572831                              .2500
      339,812.21                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5573145                              .2500
       75,534.46                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5574465                              .2500
      408,942.54                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      5574469                              .2500
      106,819.70                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5574473                              .2500
      237,917.71                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5574490                              .2500
       74,938.14                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5578980                              .2500
       67,104.24                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5579534                              .2500
      177,157.21                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5579702                              .2500
      344,700.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5581732                              .2500
       51,853.03                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.0000                        1.9200

      5583481                              .2500
      218,637.63                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      5586349                              .2500
      154,565.62                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5586778                              .2500
      383,671.25                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5588141                              .2500
      205,107.90                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5588163                              .2500
       54,602.34                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5588167                              .2500
      119,918.51                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5588173                              .2500
      137,743.51                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5588210                              .2500
      272,258.59                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5588217                              .2500
       85,467.44                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      5588600                              .2500
       50,077.60                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5588604                              .2500
       35,747.35                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.0000                        1.7950

      5588606                              .2500
      270,333.85                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5588608                              .2500
      198,220.59                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5588612                              .2500
      146,823.53                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5588630                              .2500
      135,101.49                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5588768                              .2500
       71,539.40                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5589146                              .2500
      119,207.20                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      5589469                              .2500
      184,250.83                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5591097                              .2500
      170,232.52                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5591098                              .2500
       82,919.12                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5591100                              .2500
       62,408.76                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5591101                              .2500
      406,012.01                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5591102                              .2500
       84,199.45                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5591103                              .2500
      475,764.65                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5594873                              .2500
       37,607.83                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      5595147                              .2500
       86,346.75                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5595148                              .2500
       55,279.41                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5595149                              .2500
      148,210.08                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5595150                              .2500
      116,497.77                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5595151                              .2500
       47,445.64                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.0000                        1.7950

      5595152                              .2500
      100,594.53                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5595154                              .2500
       92,347.46                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5595155                              .2500
      160,108.55                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700
1



      5595156                              .2500
      146,475.20                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5595157                              .2500
       31,505.39                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5595158                              .2500
       23,702.08                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5595159                              .2500
       47,443.05                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.0000                        1.9200

      5595160                              .2500
       64,285.29                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5595161                              .2500
       24,714.42                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.0000                        1.9200

      5595162                              .2500
      116,462.30                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5595164                              .2500
      141,256.26                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700
1



      5595165                              .2500
      117,665.74                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5595166                              .2500
      177,757.18                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5595855                              .2500
      472,922.03                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5597987                              .2500
      110,446.62                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5598712                              .2500
      134,108.11                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5600372                              .2500
      144,449.91                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5600379                              .2500
       38,466.70                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5601008                              .2500
      111,862.33                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5601963                              .2500
      100,828.72                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5604536                              .2500
      112,452.14                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5606214                              .2500
      199,362.12                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5606268                              .2500
      229,250.40                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5609457                              .2500
       64,797.15                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5614815                              .2500
      111,081.26                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5614877                              .2500
      123,232.12                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5614888                              .2500
       57,569.87                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      5614892                              .2500
       75,513.83                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5614933                              .2500
      118,783.79                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5614955                              .2500
      193,964.72                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5614987                              .2500
      186,885.55                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5614990                              .2500
       69,665.89                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5615020                              .2500
      178,902.85                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5615161                              .2500
      198,761.47                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5616310                              .2500
       98,677.35                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950
1



      5617760                              .2500
      156,535.22                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5617806                              .2500
      156,027.75                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5618721                              .2500
      119,207.20                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5620672                              .2500
      135,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5620905                              .2500
      114,633.22                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5623098                              .5000
      391,010.07                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5623104                              .5000
      643,336.28                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5623109                              .5000
      525,008.38                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5623111                              .5000
      400,775.76                          .0800
            6.8750                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5624936                              .2500
      122,611.94                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5626099                              .2500
       62,833.51                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5626141                              .2500
      202,695.01                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5626164                              .2500
      205,193.20                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5626167                              .2500
       81,110.95                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5627171                              .2500
      262,477.14                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5627172                              .2500
      425,454.10                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5627174                              .2500
      445,979.80                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5627175                              .2500
      377,892.07                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5627176                              .2500
       54,451.61                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5627177                              .2500
      109,705.70                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5627179                              .2500
      301,317.60                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5627550                              .2500
      297,113.10                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5628651                              .2500
       79,129.39                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5632108                              .2500
      322,554.81                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      5633485                              .2500
      132,618.01                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5634510                              .2500
      347,761.04                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5634831                              .2500
      101,602.02                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5636238                              .2500
       99,115.45                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5637012                              .2500
       52,188.78                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5639673                              .2500
       67,079.74                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5639693                              .2500
      111,089.34                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5639732                              .2500
       65,608.76                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200
1



      5641999                              .2500
       79,499.20                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5646927                              .2500
      166,161.25                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5647534                              .2500
      372,832.82                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5648591                              .2500
      397,413.47                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5648592                              .2500
      397,413.47                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5650803                              .2500
       51,034.92                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5651070                              .2500
      326,500.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      5652504                              .2500
       86,958.14                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      5652549                              .2500
       57,628.96                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5652561                              .2500
      157,273.39                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5652589                              .2500
      166,913.65                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5652597                              .2500
       96,122.16                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5654204                              .2500
       76,533.45                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5656388                              .2500
       67,819.09                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5656540                              .2500
      147,328.60                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5657063                              .2500
       28,183.77                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450
1



      5658033                              .2500
      122,091.12                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5658209                              .2500
       72,266.25                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5658495                              .2500
      137,559.87                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5658647                              .2500
      142,899.70                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.0000                        1.7950

      5658649                              .2500
      133,389.06                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5658650                              .2500
       96,103.04                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.0000                        1.9200

      5658651                              .2500
      151,269.88                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5658652                              .2500
       26,693.10                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950
1



      5658653                              .2500
       29,746.68                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.0000                        2.0450

      5658654                              .2500
      387,988.43                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5660569                              .2500
       33,509.26                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5660712                              .2500
       56,639.29                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5660714                              .2500
      163,944.49                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5660724                              .2500
      150,034.05                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5660730                              .2500
      133,133.51                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5660733                              .2500
      379,467.64                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450
1



      5660736                              .2500
      206,087.51                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5660746                              .2500
      303,111.27                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5660749                              .2500
       59,628.44                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5662027                              .2500
      202,815.04                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5662675                              .2500
       51,651.63                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5665039                              .2500
       90,920.96                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5665446                              .2500
      104,011.10                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5665447                              .2500
      272,415.90                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450
1



      5665448                              .2500
      167,347.09                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5665449                              .2500
      115,956.72                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5665515                              .2500
      534,576.68                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      5665758                              .2500
      101,179.76                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5668807                              .2500
       90,700.21                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5668851                              .2500
      142,800.97                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5669439                              .2500
       49,642.25                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5669519                              .2500
      438,641.73                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      5670366                              .2500
       47,682.88                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5670959                              .2500
       92,436.48                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5672767                              .2500
      558,155.13                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5673371                              .2500
      127,189.98                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5677964                              .2500
      121,716.36                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5678143                              .2500
      538,047.34                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5678153                              .2500
      220,519.32                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5678162                              .2500
      141,558.55                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      5678172                              .2500
      147,430.03                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5678176                              .2500
      289,752.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5678185                              .2500
      118,222.20                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5678456                              .2500
      395,949.63                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5678765                              .2500
      103,279.93                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      5681045                              .2500
       80,738.85                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5681436                              .2500
      149,091.13                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5683561                              .2500
      133,994.10                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      5685892                              .2500
      227,232.58                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5687780                              .2500
       52,640.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5687896                              .2500
       52,640.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5689043                              .2500
       42,642.89                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5693250                              .2500
      494,330.51                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5696515                              .2500
       73,003.91                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5702954                              .2500
      364,601.21                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5704456                              .2500
      297,950.47                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5704469                              .2500
      307,951.95                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5704479                              .2500
      273,183.16                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5704494                              .2500
       89,436.59                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5704500                              .2500
      155,562.07                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5704543                              .2500
      122,238.32                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5704566                              .2500
       34,592.31                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5704651                              .2500
       33,800.66                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5704654                              .2500
       51,571.56                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      5705021                              .2500
      111,367.30                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5718685                              .2500
      119,604.67                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5724020                              .2500
      102,341.10                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5724139                              .2500
       81,276.72                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5724148                              .2500
       74,525.38                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5726933                              .2500
      137,583.22                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5727009                              .2500
      301,991.57                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5727099                              .2500
      231,512.68                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      5727403                              .2500
       51,837.72                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5727643                              .2500
      189,394.02                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5727763                              .2500
      268,884.33                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5727986                              .2500
       59,820.77                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5728315                              .2500
      100,353.91                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5729041                              .2500
      148,040.49                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5729246                              .2500
      116,033.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5736140                              .2500
       69,589.59                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450
1



      5736144                              .2500
       94,411.71                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5736154                              .2500
      154,738.55                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5736206                              .2500
      103,183.97                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5736292                              .2500
       88,908.70                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5736296                              .2500
      157,042.66                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5736330                              .2500
      158,998.38                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5740454                              .2500
      590,111.89                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5743460                              .2500
      119,207.20                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      5747822                              .2500
      179,425.91                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5751400                              .2500
       43,851.90                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5751550                              .2500
      526,352.21                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5765650                              .2500
       59,814.78                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5766868                              .2500
       99,353.37                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5766876                              .2500
      373,269.27                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5767046                              .2500
       79,254.58                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5767208                              .2500
       84,009.98                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700
1



      5767372                              .2500
       49,690.37                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5773494                              .2500
      224,282.39                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5779194                              .2500
       65,777.85                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5785396                              .2500
       47,991.02                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5785398                              .2500
       63,983.57                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5785402                              .2500
      107,304.05                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      5785712                              .2500
      151,509.94                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5786250                              .2500
      184,409.97                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5790688                              .2500
      207,619.21                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5797056                              .2500
       99,670.56                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5800558                              .2500
       63,784.58                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5803632                              .2500
      172,405.13                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      5804812                              .2500
       46,531.54                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.0000                        1.9200

      5809276                              .2500
      221,276.47                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5811794                              .2500
      173,664.17                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5811814                              .2500
       89,051.16                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450
1



      5811824                              .2500
       42,485.01                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5811844                              .2500
      160,486.51                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5811870                              .2500
       61,603.39                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5812916                              .2500
      213,362.13                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      5817344                              .2500
      127,613.42                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5818886                              .2500
       31,180.47                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5819650                              .2500
      125,580.42                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      5829368                              .2500
       53,829.63                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      5835834                              .2500
      228,512.75                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5835838                              .2500
      135,112.98                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5835842                              .2500
      324,029.18                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5835844                              .2500
       42,571.05                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5836620                              .2500
      129,603.06                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5843742                              .2500
       29,805.67                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5849850                              .2500
       59,150.23                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5850634                              .2500
       99,047.97                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      5850636                              .2500
       98,740.52                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5850642                              .2500
      112,281.63                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5850650                              .2500
      167,143.48                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5850658                              .2500
      222,880.92                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5850768                              .2500
      355,166.45                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      5850832                              .2500
      413,152.79                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5858228                              .2500
      130,053.36                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5860426                              .2500
      267,145.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5860456                              .2500
       63,102.48                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5860500                              .2500
       99,677.59                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5860504                              .2500
      160,076.59                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5860612                              .2500
       59,820.77                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5864172                              .2500
      110,783.82                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5864980                              .2500
       55,345.66                          .0800
            6.9400                         .0000
            6.6900                         .0000
            6.6100                         .0000
            6.0000                         .6100

      5871252                              .2500
       56,070.60                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5875038                              .2500
      274,122.92                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5875040                              .2500
      129,879.90                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5886828                              .2500
      133,173.90                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5886892                              .2500
      116,626.84                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5886914                              .2500
      131,596.95                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      5888822                              .2500
      472,058.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5888832                              .2500
      120,003.36                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5888848                              .2500
      117,461.75                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5890624                              .2500
      290,314.48                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      5890626                              .2500
      507,019.87                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5890628                              .2500
      326,820.66                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5890632                              .2500
      624,002.29                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5890634                              .2500
      349,748.24                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5890636                              .2500
      366,477.51                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5890638                              .2500
      397,413.47                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5890640                              .2500
      399,245.96                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5890642                              .2500
      418,929.43                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5894404                              .2500
      119,596.09                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5902272                              .2500
      117,212.58                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5902918                              .2500
      498,387.95                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5907656                              .2500
      167,434.53                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5910460                              .2500
       41,108.98                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5910504                              .2500
       41,130.79                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700

      5910544                              .2500
       74,262.39                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5910578                              .2500
       40,377.69                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      5910624                              .2500
       43,362.76                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5910640                              .2500
      137,564.62                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      5910784                              .2500
      268,811.50                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5910788                              .2500
      105,049.02                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      5913948                              .2500
      112,311.09                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5921518                              .2500
       87,472.61                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5922002                              .2500
      107,323.90                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5924436                              .2500
       80,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      5933012                              .2500
       51,842.95                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5935028                              .2500
       55,821.39                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5935066                              .2500
       33,201.62                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5935132                              .2500
      173,744.09                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5935172                              .2500
       60,105.59                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5935196                              .2500
       31,904.41                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5935434                              .2500
       54,737.80                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      5935466                              .2500
      200,857.34                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      5936114                              .2500
      115,626.01                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5939824                              .2500
       75,772.98                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      5942306                              .2500
       54,235.71                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5951286                              .2500
      155,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      5961376                              .2500
       34,783.79                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      5961454                              .2500
       87,734.23                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5961514                              .2500
      184,441.28                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5961526                              .2500
      143,550.60                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950
1



      5961836                              .2500
      193,381.26                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5961844                              .2500
      100,574.37                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      5961864                              .2500
      156,482.78                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5968088                              .2500
      362,839.07                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5972130                              .2500
      123,951.50                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5975476                              .2500
      428,935.74                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      5985956                              .2500
      119,637.59                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5985968                              .2500
       59,804.45                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950
1



      5985980                              .2500
      132,536.69                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      5986018                              .2500
       74,755.56                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5986338                              .2500
      101,691.95                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      5986928                              .2500
       44,856.48                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      5989406                              .2500
      101,326.12                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      5992036                              .2500
      390,722.43                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      5993796                              .2500
      396,475.32                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      5994114                              .2500
       42,870.13                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      5998560                              .2500
       40,366.58                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6000176                              .2500
       52,332.56                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6001612                              .2500
      117,244.83                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6002238                              .2500
      159,484.14                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6005310                              .2500
      307,500.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6010808                              .2500
      134,555.26                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6010816                              .2500
      130,387.33                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6010950                              .2500
      226,276.01                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      6011526                              .2500
      107,316.55                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6011528                              .2500
      463,464.48                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.0000                        1.7950

      6011530                              .2500
      258,354.65                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6011532                              .2500
       79,254.64                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6011534                              .2500
      107,939.79                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6011536                              .2500
      273,221.77                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6012136                              .2500
       96,500.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6014710                              .2500
       53,122.39                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950
1



      6015838                              .2500
       29,523.39                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6017450                              .2500
      336,435.20                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6017458                              .2500
       63,702.74                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6018160                              .2500
      134,749.78                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6019070                              .2500
      120,098.73                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6019410                              .2500
      182,822.95                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6022546                              .2500
      584,937.39                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6023492                              .2500
      180,000.00                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000
1



      6028934                              .2500
      296,860.46                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6033964                              .2500
       78,750.76                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6033968                              .2500
      559,171.64                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6034290                              .2500
      184,422.65                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6034326                              .2500
      143,406.19                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6034806                              .2500
       67,787.78                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6034980                              .2500
       81,583.41                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6044876                              .2500
      296,913.26                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      6045534                              .2500
      229,250.40                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6046966                              .2500
       76,452.71                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6046998                              .2500
       96,584.19                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6051178                              .2500
      540,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6054374                              .2500
       50,828.33                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6059634                              .2500
      222,288.76                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6059666                              .2500
      423,599.87                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6059714                              .2500
      118,005.73                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450
1



      6059734                              .2500
       93,971.55                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      6060058                              .2500
      139,348.63                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6073826                              .2500
       82,919.96                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6074122                              .2500
       82,544.40                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6074240                              .2500
      279,077.57                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6075824                              .7500
      118,816.73                          .0800
            7.0000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6078704                              .2500
      134,127.05                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6080290                              .2500
      103,661.06                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950
1



      6080478                              .2500
      169,420.83                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6080990                              .2500
      145,353.98                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6083690                              .2500
       46,353.29                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6083738                              .2500
      108,663.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6083778                              .2500
      127,945.06                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6083784                              .2500
       43,853.48                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6083818                              .2500
      253,693.21                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6083848                              .2500
       79,753.04                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      6084084                              .2500
       83,720.28                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6084098                              .2500
      118,213.47                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6084112                              .2500
      140,051.89                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6085074                              .2500
       77,252.82                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6095816                              .2500
      104,335.53                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6096284                              .2500
       71,762.80                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6105814                              .7500
      435,856.02                          .0800
            7.1250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6105838                              .2500
       82,175.23                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      6105840                              .5000
      148,231.33                          .0800
            6.7500                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6105846                              .7500
      204,790.61                          .0800
            7.0000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6105850                              .5000
      371,352.42                          .0800
            6.7500                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6108180                              .2500
      127,084.47                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6110916                              .2500
       99,694.66                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6110944                              .2500
      231,299.33                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6110958                              .2500
       53,041.08                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      6111022                              .2500
      114,621.15                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      6111040                              .2500
      125,584.90                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6111048                              .2500
      103,386.82                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6111092                              .2500
       96,178.66                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6114654                              .2500
       36,889.47                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      6121334                              .2500
      399,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6121904                              .2500
       30,507.58                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6123826                              .2500
      204,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6136102                              .2500
      394,709.39                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950
1



      6136506                              .2500
      133,183.06                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6136574                              .2500
      169,445.95                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6136576                              .2500
      328,992.37                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6136616                              .2500
       94,205.08                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6136642                              .2500
      115,637.99                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6136650                              .2500
      314,947.72                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6136654                              .2500
      253,960.59                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6137104                              .2500
       87,192.19                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200
1



      6137108                              .2500
       79,141.22                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6137120                              .2500
      138,542.08                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6137124                              .2500
      101,667.57                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6137128                              .2500
      113,345.16                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6137140                              .2500
      252,044.76                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6138780                              .5000
      475,430.31                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6138822                              .5000
      360,497.22                          .0800
            6.8750                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6144676                              .2500
       77,950.59                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      6154052                              .2500
       95,683.74                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6154352                              .2500
      161,964.67                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6154796                              .2500
      324,948.95                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6161212                              .2500
       89,719.13                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6161282                              .2500
      137,559.87                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6161942                              .2500
      229,225.85                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6161950                              .2500
      244,667.16                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6161958                              .2500
       69,766.90                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450
1



      6161974                              .2500
       91,547.41                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6162270                              .2500
      152,532.82                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6163128                              .2500
      227,597.24                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6164054                              .2500
      114,264.32                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6168346                              .2500
      463,191.77                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6170568                              .2500
      112,677.56                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6171414                              .2500
      121,697.76                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6174954                              .2500
      183,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      6180900                              .2500
       64,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      6183504                              .2500
       55,800.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6188424                              .2500
       68,782.31                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6188426                              .2500
       82,137.08                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6188512                              .2500
       96,816.72                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6189170                              .2500
      127,478.31                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6189174                              .2500
      137,156.36                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6192280                              .2500
      250,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      6194084                              .2500
      561,200.00                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6195778                              .2500
      398,646.52                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6200266                              .2500
       97,200.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6202768                              .2500
      101,655.38                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      6202770                              .2500
      340,883.23                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      6202776                              .2500
       36,577.03                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6202778                              .2500
      169,832.64                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6202780                              .2500
      107,338.43                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450
1



      6202782                              .2500
      273,297.05                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6206860                              .2500
      100,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6211450                              .2500
      173,619.92                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6211470                              .2500
      232,870.98                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6211476                              .2500
      224,290.14                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6211610                              .2500
      328,912.84                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6213046                              .2500
      113,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6213236                              .2500
      219,320.87                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      6213284                              .2500
      169,445.95                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6213354                              .2500
      366,826.31                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6213438                              .2500
      348,834.50                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6213474                              .2500
      119,604.67                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6213504                              .2500
      113,632.45                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6217812                              .2500
      233,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6224842                              .2500
      315,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6226652                              .2500
      149,526.75                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      6227306                              .2500
       46,500.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6233724                              .2500
      266,717.30                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6236878                              .2500
       49,838.80                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6236956                              .2500
      136,100.15                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6236984                              .2500
       73,569.52                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6237036                              .2500
      181,692.74                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6237058                              .2500
      326,965.17                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6237084                              .2500
      342,093.49                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200
1



      6247098                              .2500
      368,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6257548                              .2500
      489,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6262964                              .2500
      117,411.92                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6262986                              .2500
      138,292.90                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6263002                              .2500
      279,097.25                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6263006                              .2500
      130,681.87                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6263008                              .2500
      108,600.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6264580                              .2500
       64,912.30                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      6264634                              .2500
      116,182.29                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6264698                              .2500
       99,677.59                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6264714                              .2500
      248,768.83                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6264770                              .2500
       70,863.24                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6264776                              .2500
      525,853.77                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6264804                              .2500
      179,346.17                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6264844                              .2500
       69,630.21                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6264964                              .2500
      175,462.60                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450
1



      6267014                              .2500
       82,745.57                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6267016                              .2500
       82,745.57                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6267018                              .2500
      231,028.66                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6267020                              .2500
      337,917.22                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      6267026                              .2500
      124,414.68                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6270644                              .2500
      398,667.99                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6270844                              .2500
      414,673.22                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6271338                              .2500
      156,600.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      6282880                              .2500
       50,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6290892                              .2500
      494,452.08                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6291500                              .2500
      190,370.76                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6291508                              .2500
      100,966.28                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6291510                              .2500
       89,398.06                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6291518                              .2500
      117,121.17                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6291522                              .2500
      230,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6291526                              .2500
       87,200.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450
1



      6291530                              .2500
      169,451.90                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6291548                              .2500
      114,824.55                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6309508                              .2500
       64,750.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6311010                              .2500
      398,696.35                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6315226                              .2500
      394,695.41                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6319632                              .2500
       41,361.81                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6319638                              .2500
      134,569.44                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6319658                              .2500
      159,461.45                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      6319676                              .2500
       57,623.51                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6319714                              .2500
      386,674.24                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6319746                              .2500
      137,047.02                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6319828                              .2500
      153,309.48                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6320408                              .2500
      244,390.57                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6320412                              .2500
       87,800.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6320614                              .2500
      182,416.34                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6326084                              .2500
      564,631.65                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950
1



      6330006                              .2500
      107,636.48                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6331120                              .2500
      115,250.00                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6334826                              .2500
      330,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6336060                              .2500
      202,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6337742                              .2500
      153,035.92                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6337744                              .2500
      254,397.40                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6337746                              .2500
       65,398.26                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6337748                              .2500
       55,275.56                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      6337750                              .2500
      145,473.53                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6337752                              .2700
       47,581.09                          .0800
            8.0000                         .0000
            7.7300                         .0000
            7.6500                         .0000
            6.0000                        1.6500

      6337754                              .2700
       19,884.00                          .0800
            8.0000                         .0000
            7.7300                         .0000
            7.6500                         .0000
            6.0000                        1.6500

      6337758                              .2500
       98,491.72                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6337760                              .2500
      307,371.74                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6337762                              .2500
      122,718.44                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6337764                              .2500
      175,867.71                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6337768                              .2700
       30,422.55                          .0800
            8.0000                         .0000
            7.7300                         .0000
            7.6500                         .0000
            6.0000                        1.6500
1



      6337770                              .2500
      459,676.91                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6337772                              .2500
       33,699.98                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      6337774                              .2500
       44,227.40                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6337776                              .2500
      153,578.60                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6337778                              .2500
      103,334.70                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6337780                              .2500
       51,799.33                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6337782                              .2500
       42,199.95                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6337784                              .2500
      115,241.79                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950
1



      6337786                              .2500
      238,497.55                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6337788                              .2500
       54,003.10                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6337790                              .2500
       52,021.33                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6337792                              .2500
       63,416.50                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6337796                              .2500
      203,716.66                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6337798                              .2500
      294,166.98                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6337800                              .2500
      298,142.22                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6337802                              .2500
       93,045.13                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200
1



      6337804                              .2500
      112,505.38                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6337808                              .2500
      521,887.83                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      6337810                              .2500
       54,451.38                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6337812                              .2500
       61,093.98                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      6337814                              .2500
      129,203.66                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6337816                              .2500
       32,429.73                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.0000                        1.5450

      6337818                              .2500
      176,102.66                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6337820                              .2500
       73,800.10                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      6337822                              .2500
       53,421.42                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.0000                        1.4200

      6337824                              .2500
      198,774.88                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6337826                              .2500
      109,326.18                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6337828                              .2500
       51,014.95                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6337830                              .2500
       94,331.24                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      6337832                              .2700
       67,654.36                          .0800
            8.0000                         .0000
            7.7300                         .0000
            7.6500                         .0000
            6.0000                        1.6500

      6337834                              .2700
       80,293.07                          .0800
            8.0000                         .0000
            7.7300                         .0000
            7.6500                         .0000
            6.0000                        1.6500

      6337836                              .2700
       49,212.95                          .0800
            8.0000                         .0000
            7.7300                         .0000
            7.6500                         .0000
            6.0000                        1.6500
1



      6337838                              .2500
      209,103.74                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6337840                              .2700
       49,113.53                          .0800
            8.0000                         .0000
            7.7300                         .0000
            7.6500                         .0000
            6.0000                        1.6500

      6337842                              .2500
      373,671.60                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6337844                              .2500
      180,150.25                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6337846                              .2500
       71,534.43                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6337848                              .2500
      105,144.83                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6337850                              .2500
      122,311.56                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6344956                              .2500
      255,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      6345018                              .2500
      164,507.13                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      6345026                              .2500
       69,781.55                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6345188                              .2500
      145,933.08                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6345196                              .2500
       48,824.10                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6345200                              .2500
      144,462.39                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6345284                              .2500
      215,288.41                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6349102                              .2500
      205,720.03                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6369846                              .2500
       44,209.23                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.0000                        1.6700
1



      6369876                              .2500
       78,832.81                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6369884                              .2500
       88,870.51                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6369976                              .2500
      413,652.07                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6369986                              .2500
      422,251.81                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6369990                              .2500
      427,278.83                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6370014                              .2500
      464,287.41                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6370064                              .2500
      532,782.43                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6370080                              .2500
      584,124.32                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      6370090                              .2500
      614,097.49                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6370108                              .2500
      880,453.52                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6370134                              .2500
      124,182.98                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6370142                              .2500
      132,368.65                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6370158                              .2500
      160,424.27                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6370160                              .2500
      166,301.58                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6370298                              .2500
      335,083.08                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6370300                              .2500
      337,801.45                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200
1



      6370324                              .2500
      344,160.06                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6370348                              .2500
      351,583.79                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6371636                              .2500
       94,500.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6371766                              .2500
       49,489.09                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6372472                              .2500
      116,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6376088                              .2500
      352,408.76                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6376218                              .2500
      544,699.61                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6376744                              .2500
       85,400.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      6376746                              .2500
      107,150.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6376778                              .2500
       74,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6376780                              .2500
       83,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6376794                              .2500
      181,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6376812                              .2500
      100,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6388900                              .2500
      341,500.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6395890                              .2500
      213,700.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6401350                              .2500
       98,200.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450
1



      6401358                              .2500
      147,800.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6401364                              .2500
       56,100.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6401370                              .2500
      248,188.49                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6408362                              .2500
      302,510.86                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6408440                              .2500
      122,943.64                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6408494                              .2500
      127,613.42                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6408514                              .2500
      129,600.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6408532                              .2500
       63,200.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      6408546                              .2500
      152,000.00                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6420888                              .2500
      198,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6425818                              .2500
      498,439.59                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6433118                              .2500
      162,673.83                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6433164                              .2500
       39,865.36                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6433182                              .2500
      140,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6434126                              .2500
      159,467.20                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6450784                              .2500
      168,677.69                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200
1



      6459156                              .2500
      150,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6460770                              .2500
      101,600.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6460800                              .2500
      322,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6460830                              .2500
      325,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6460902                              .2500
       84,338.85                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6460950                              .2500
      261,700.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6461012                              .2500
      128,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6461950                              .2500
       94,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450
1



      6461956                              .2500
       97,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6461966                              .2500
      140,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6465594                              .2500
      326,409.42                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6471560                              .2500
      506,684.44                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6489812                              .2500
      130,420.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6489970                              .2500
       28,262.48                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6492288                              .2500
      345,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6493616                              .2500
      184,300.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      6513940                              .2500
      275,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6513944                              .2500
      410,500.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6513952                              .2500
       91,000.00                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6513986                              .2500
      113,600.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6514042                              .2500
      105,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6514112                              .2500
       72,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6514130                              .2500
      324,500.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6514140                              .2500
      500,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450
1



      6514156                              .2500
      208,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6514168                              .2500
      118,500.00                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6514254                              .2500
      197,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6515178                              .2500
       75,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6515206                              .2500
      135,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6515218                              .2500
      210,700.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6515242                              .2500
      122,200.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6542016                              .2500
      170,400.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      6542028                              .2500
      119,600.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6544476                              .2500
       85,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6544532                              .2500
      475,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6544546                              .2500
       39,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6544550                              .2500
       92,650.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6544584                              .2500
       91,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6544610                              .2500
      101,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6544612                              .2500
      354,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      6544626                              .2500
      164,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6549134                              .2500
       98,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.0000                        1.0450

      6553266                              .2500
      385,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6565222                              .2500
      108,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6565248                              .2500
       46,400.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6565278                              .2500
      148,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6565320                              .2500
      156,750.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950

      6565324                              .2500
       86,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      6565346                              .2500
       28,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      6565384                              .2500
      145,800.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6565392                              .2500
       50,350.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6565970                              .2500
      134,800.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6573818                              .2500
       92,500.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6579380                              .2500
       65,340.94                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6586890                              .2500
      416,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6586896                              .2500
      123,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700
1



      6586910                              .2500
       40,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6586930                              .2500
      190,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6586950                              .2500
       60,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6587018                              .2500
       80,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.0000                         .7950

      6587070                              .2500
      140,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6587604                              .2500
      158,500.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6587606                              .2500
       50,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6604356                              .2500
      169,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700
1



      6604424                              .2500
      124,800.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6604432                              .2500
       72,900.00                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6604464                              .2500
      135,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6604480                              .2500
       90,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6608164                              .2500
       92,500.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6608176                              .2500
      123,400.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6622780                              .2500
       20,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6639912                              .2500
      138,000.00                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000
1



      6639974                              .2500
      115,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6640048                              .2500
      173,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6640076                              .2500
      126,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6640088                              .2500
       68,800.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6640122                              .2500
      260,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6640136                              .2500
      112,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6640164                              .2500
       57,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6640502                              .2500
      200,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.0000                         .2950
1



      6640506                              .2500
      223,700.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6640596                              .2500
      101,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6640600                              .2500
      238,400.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6641998                              .2500
       94,697.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6642382                              .2500
      178,750.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6642990                              .2500
       36,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6661120                              .2500
      110,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6661182                              .2500
       66,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      6661198                              .2500
       85,440.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6661268                              .2500
      115,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6661272                              .2500
       68,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6661296                              .2500
      143,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6661310                              .2500
      106,650.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6679966                              .2500
       90,076.33                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6683564                              .2500
      160,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6683588                              .2500
      275,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450
1



      6683620                              .2500
      395,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6683652                              .2500
      470,900.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6683704                              .2500
       70,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6707194                              .2500
      243,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6707230                              .2500
      211,500.00                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      6707240                              .2500
      108,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.0000                        1.2950

      6707288                              .2500
       45,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6707336                              .2500
      162,350.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450
1



      6707442                              .2500
       33,750.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6707450                              .2500
       43,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6731188                              .2500
      343,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6732700                              .2500
      200,000.00                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      6752112                              .2500
      110,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6752196                              .2500
       50,320.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6770164                              .2500
      148,800.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450

      6770200                              .2500
       90,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.0000                         .5450
1



      6770334                              .2500
      176,700.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6770346                              .2500
       72,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.0000                        1.1700

      6770370                              .2500
      161,000.00                          .0800
            6.3750                         .0000
            6.1250                         .0000
            6.0450                         .0000
            6.0000                         .0450

      6770392                              .2500
      203,000.00                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      6793252                              .2500
      106,000.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6793320                              .2500
       84,500.00                          .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                         .0000
            6.0000                         .1700

      6793804                              .2500
      168,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.0000                         .4200

      6802034                              .2500
       93,700.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700
1



      6813286                              .2500
       86,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

      6813320                              .2500
       60,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.0000                         .9200

      6836414                              .2500
       90,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.0000                         .6700

  TOTAL NUMBER OF LOANS:     1121
  TOTAL BALANCE........:        206,860,917.83


  RUN ON     : 12/17/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 13.46.53            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS19       FIXED SUMMARY REPORT      CUTOFF : 12/01/01
  POOL       : 0004558
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        6.9643            6.0000      8.7500
  RFC NET RATE                          6.7078            5.7500      8.5000
  NET MTG RATE(INVSTR RATE)             6.6298            5.7200      8.4200
  POST STRIP RATE                       5.9965            5.7200      6.0000
  SUB SERV FEE                           .2565             .2500       .7500
  MSTR SERV FEE                          .0780             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .6334             .0000      2.4200







  TOTAL NUMBER OF LOANS:  1121
  TOTAL BALANCE........:     206,860,917.83


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 12/17/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 13.46.53          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS19                                 CUTOFF : 12/01/01
  POOL       : 0004558
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    3536026          S48/S48             F          700,000.00         ZZ
                                         180        659,420.84          1
                                       8.750          6,996.15         57
                                       8.500          6,996.15
    STATEN ISLAND    NY   10304          1            03/22/00         00
    6251062078                           05           05/01/00          0
    6251062078                           O            04/01/15
    0


    4204268          526/686             F           33,000.00         ZZ
                                         180         31,123.54          1
                                       8.500            324.97         46
                                       8.250            324.97
    DENVER           CO   80123          5            12/11/00         00
    6104304602                           01           02/01/01          0
    0430460                              N            01/01/16
    0


    4509886          P60/G02             F          518,000.00         ZZ
                                         180        504,373.36          1
                                       6.750          4,583.83         74
                                       6.500          4,583.83
    BENTLEYVILLE     OH   44022          5            03/27/01         00
    0432721231                           05           05/01/01          0
    6100056224                           O            04/01/16
    0


    4524700          664/G02             F          127,000.00         ZZ
                                         180        123,762.54          1
                                       7.125          1,150.41         78
                                       6.875          1,150.41
    CHICAGO          IL   60639          2            03/28/01         00
    0432748382                           05           05/01/01          0
1


    0008002032                           O            04/01/16
    0


    4715560          E22/G02             F          260,600.00         ZZ
                                         120        249,874.40          1
                                       7.000          3,025.79         80
                                       6.750          3,025.79
    PLANO            TX   75093          1            04/27/01         00
    0412545006                           05           06/01/01          0
    0412545006                           O            05/01/11
    0


    4717122          U80/U80             F          546,300.00         ZZ
                                         180        533,891.87          1
                                       6.875          4,872.20         47
                                       6.625          4,872.20
    PAWLEYS ISLAND   SC   29585          5            04/13/01         00
    10001373                             05           06/01/01          0
    10001373                             O            05/01/16
    0


    4750229          H37/G02             F          200,000.00         ZZ
                                         180        196,874.66          1
                                       7.250          1,826.00         40
                                       7.000          1,826.00
    COLTS NECK       NJ   07722          5            06/19/01         00
    0433303161                           05           08/01/01          0
    00267678                             O            07/01/16
    0


    4787011          A50/G02             F          352,000.00         ZZ
                                         180        343,214.38          1
                                       7.375          3,238.13         80
                                       7.125          3,238.13
    PENSACOLA        FL   32507          1            03/26/01         00
    0433300605                           03           05/01/01          0
    361307                               O            04/01/16
    0


    4832283          L60/F27             F          433,000.00         ZZ
                                         180        423,165.25          1
                                       6.875          3,861.73         79
                                       6.625          3,861.73
    DURHAM           NC   27712          2            04/09/01         00
    6610650609                           03           06/01/01          0
    6610650609                           O            05/01/16
    0


1


    4857336          025/025             F          446,500.00         ZZ
                                         180        434,631.06          1
                                       6.625          3,920.24         74
                                       6.375          3,920.24
    KNOXVILLE        TN   37919          5            03/26/01         00
    0025587270                           05           05/01/01          0
    0025587270                           O            04/01/16
    0


    4881256          E22/G02             F          259,000.00         ZZ
                                         180        253,972.19          1
                                       6.875          2,309.90         79
                                       6.625          2,309.90
    FARMERS BRANCH   TX   75234          5            05/24/01         00
    0412643470                           05           07/01/01          0
    0412643470                           O            06/01/16
    0


    4886069          E22/G02             F          196,000.00         ZZ
                                         180        192,195.19          1
                                       6.875          1,748.03         70
                                       6.625          1,748.03
    DALLAS           TX   75206          5            05/25/01         00
    0412692030                           05           07/01/01          0
    0412692030                           O            06/01/16
    0


    4887341          E86/G02             F          470,000.00         ZZ
                                         180        464,143.69          1
                                       7.250          4,290.46         64
                                       7.000          4,290.46
    WESTPORT         CT   06880          5            06/26/01         00
    0433157328                           05           09/01/01          0
    316691                               O            08/01/16
    0


    4888874          E84/G02             F          125,000.00         ZZ
                                         180        123,047.19          1
                                       7.250          1,141.08         60
                                       7.000          1,141.08
    SEATTLE          WA   98136          5            06/21/01         00
    0433385945                           05           08/01/01          0
    62100505                             N            07/01/16
    0


    4909961          G52/G02             F          110,500.00         ZZ
                                         180        108,399.96          1
                                       7.125          1,000.94         74
                                       6.875          1,000.94
1


    ONTARIO          CA   91764          2            05/13/01         00
    0433196920                           05           07/01/01          0
    6205000351                           O            06/01/16
    0


    4927297          644/G02             F          602,500.00         ZZ
                                         180        592,781.29          1
                                       6.875          5,373.42         55
                                       6.625          5,373.42
    HILLSBORO        OR   97124          5            06/13/01         00
    0433157492                           05           08/01/01          0
    48003553                             O            07/01/16
    0


    4930218          M29/G02             F          432,000.00         ZZ
                                         180        423,702.17          1
                                       7.000          3,882.94         80
                                       6.750          3,882.94
    BOULDER          CO   80301          5            05/11/01         00
    0432841278                           05           07/01/01          0
    010460CH                             O            06/01/16
    0


    4975733          U62/G02             F          263,000.00         ZZ
                                         180        257,730.29          1
                                       6.500          2,291.01         81
                                       6.250          2,291.01
    STATEN ISLAND    NY   10308          2            05/30/01         04
    0432899961                           05           07/01/01         12
    2001249030                           O            06/01/16
    0


    4987697          956/G02             F          393,000.00         ZZ
                                         180        384,167.34          1
                                       7.000          3,532.40         70
                                       6.750          3,532.40
    SAN JOSE         CA   95135          5            04/27/01         00
    0432908176                           05           06/01/01          0
    711010195                            O            05/01/16
    0


    5016425          168/168             F           87,700.00         ZZ
                                         180         85,386.54          1
                                       7.875            831.79         54
                                       7.625            831.79
    HUNTINGTON       NY   11743          5            05/31/01         00
    0249761955                           05           07/01/01          0
    0249761955                           N            06/01/16
    0
1




    5017635          588/G02             F          470,000.00         ZZ
                                         180        465,525.54          1
                                       7.000          4,224.49         53
                                       6.750          4,224.49
    OLDWICK          NJ   08858          2            08/10/01         00
    0433404555                           05           10/01/01          0
    1044739                              O            09/01/16
    0


    5017668          601/G02             F           58,272.00         ZZ
                                         180         57,484.83          1
                                       7.375            536.06         65
                                       7.125            536.06
    HOUSTON          TX   77063          2            06/29/01         00
    0433270238                           01           09/01/01          0
    81307864                             O            08/01/16
    0


    5029855          975/G02             F          104,000.00         ZZ
                                         180        103,041.48          3
                                       7.375            956.72         80
                                       7.125            956.72
    HIGHLAND         CA   92410          1            08/01/01         00
    0433144482                           05           10/01/01          0
    2013182                              O            09/01/16
    0


    5034571          U05/G02             F           68,000.00         ZZ
                                         180         67,239.35          1
                                       8.500            669.62         68
                                       8.250            669.62
    MANSFIELD        TX   76063          5            07/03/01         00
    0433231297                           05           09/01/01          0
    3140167                              O            08/01/16
    0


    5037349          975/G02             F          108,000.00         ZZ
                                         180        106,949.51          1
                                       6.750            955.70         73
                                       6.500            955.70
    LANCASTER        CA   93536          2            08/15/01         00
    0433181195                           05           10/01/01          0
    2013181                              O            09/01/16
    0


    5044650          U05/G02             F          128,000.00         ZZ
                                         180        127,189.98          3
1


                                       7.000          1,150.50         80
                                       6.750          1,150.50
    STOCKTON         CA   95209          1            09/04/01         00
    0433209244                           05           11/01/01          0
    3154198                              N            10/01/16
    0


    5052490          944/G02             F          343,000.00         ZZ
                                         180        338,664.63          1
                                       7.250          3,131.12         80
                                       7.000          3,131.12
    WOODINVILLE      WA   98072          5            07/12/01         00
    0433145794                           05           09/01/01          0
    W01062302                            O            08/01/16
    0


    5062195          G52/G02             F           69,750.00         ZZ
                                         180         68,772.26          4
                                       8.500            686.86         90
                                       8.250            686.86
    MISSION          TX   78572          1            06/18/01         10
    0433211190                           05           08/01/01         25
    7405001301                           N            07/01/16
    0


    5086953          116/116             F          487,300.00         ZZ
                                         180        481,029.62          1
                                       6.875          4,346.01         36
                                       6.625          4,346.01
    THE WOODLANDS    TX   77381          2            07/19/01         00
    091020271                            03           09/01/01          0
    091020271                            O            08/01/16
    0


    5101927          U05/G02             F           82,300.00         ZZ
                                         180         81,296.43          1
                                       7.500            762.93         63
                                       7.250            762.93
    LAREDO           TX   78041          5            07/31/01         00
    0433242641                           05           09/01/01          0
    3150016                              O            08/01/16
    0


    5123030          168/168             F          620,000.00         ZZ
                                         180        604,318.00          1
                                       7.500          5,747.48         60
                                       7.250          5,747.48
    MANHASSET        NY   11030          5            06/18/01         00
    059490799                            05           08/01/01          0
1


    059490799                            O            07/01/16
    0


    5123173          144/144             F          500,000.00         ZZ
                                         180        493,634.68          1
                                       7.000          4,494.14         48
                                       6.750          4,494.14
    SMITHTOWN        NY   11780          5            07/20/01         00
    160670075                            05           09/01/01          0
    1                                    O            08/01/16
    0


    5124863          U05/G02             F           85,000.00         ZZ
                                         180         83,996.70          1
                                       7.875            806.18         62
                                       7.625            806.18
    AUSTIN           TX   78741          5            07/16/01         00
    0433329026                           05           09/01/01          0
    3136999                              O            08/01/16
    0


    5125722          168/168             F           58,500.00         ZZ
                                         180         57,652.61          2
                                       8.125            563.29         90
                                       7.875            563.29
    ROCHESTER        NY   14613          1            06/13/01         14
    0189771771                           05           08/01/01         25
    0189771771                           N            07/01/16
    0


    5125941          168/168             F          140,800.00         ZZ
                                         180        138,670.18          1
                                       7.625          1,315.25         80
                                       7.375          1,315.25
    CHICAGO          IL   60608          1            06/04/01         00
    0059463422                           05           08/01/01          0
    0059463422                           O            07/01/16
    0


    5128991          944/G02             F          320,000.00         ZZ
                                         180        315,926.17          1
                                       7.000          2,876.26         49
                                       6.750          2,876.26
    GASTON           OR   97119          5            07/25/01         00
    0433101128                           05           09/01/01          0
    W01062633                            O            08/01/16
    0


1


    5137199          994/G02             F          350,000.00         ZZ
                                         180        345,732.00          1
                                       7.500          3,244.55         54
                                       7.250          3,244.55
    EASTON           CT   06612          5            07/25/01         00
    0433159910                           05           09/01/01          0
    1000299102                           O            08/01/16
    0


    5147859          A46/G02             F           27,200.00         ZZ
                                         180         26,851.09          1
                                       8.500            267.85         90
                                       8.250            267.85
    BETHANY          OK   73008          1            07/31/01         04
    0433188273                           05           09/01/01         25
    0925050                              N            08/01/16
    0


    5151612          U05/G02             F           60,000.00         ZZ
                                         180         59,260.41          1
                                       7.375            551.95         63
                                       7.125            551.95
    AUSTIN           TX   78759          5            07/25/01         00
    0433248804                           01           09/01/01          0
    31540349                             O            08/01/16
    0


    5152168          U05/G02             F           88,000.00         ZZ
                                         180         86,926.92          1
                                       7.500            815.77         74
                                       7.250            815.77
    HOUSTON          TX   77068          5            07/26/01         00
    0433231206                           03           09/01/01          0
    3152893                              O            08/01/16
    0


    5158205          U05/G02             F           76,500.00         ZZ
                                         180         75,567.17          1
                                       7.500            709.16         61
                                       7.250            709.16
    CLINT            TX   79836          5            07/26/01         00
    0433242419                           05           09/01/01          0
    3149724                              O            08/01/16
    0


    5161087          144/144             F          450,000.00         ZZ
                                         180        445,575.89          1
                                       6.625          3,950.97         39
                                       6.375          3,950.97
1


    OLD FIELD, SETA  NY   11733          2            08/07/01         00
    160651588                            03           10/01/01          0
    99                                   O            09/01/16
    0


    5170433          664/G02             F          399,975.00         ZZ
                                         180        393,523.10          1
                                       6.875          3,567.20         63
                                       6.625          3,567.20
    MESA             AZ   85215          1            06/13/01         00
    0432973485                           03           08/01/01          0
    0008158859                           O            07/01/16
    0


    5171933          994/G02             F          330,000.00         ZZ
                                         180        325,975.87          1
                                       7.500          3,059.15         77
                                       7.250          3,059.15
    EAST PATCHOGUE   NY   11772          1            07/26/01         00
    0433228517                           05           09/01/01          0
    1000273089                           O            08/01/16
    0


    5184985          E22/G02             F          163,550.00         ZZ
                                         180        161,422.93          1
                                       6.750          1,447.27         70
                                       6.500          1,447.27
    ROUND ROCK       TX   78681          5            07/16/01         00
    0412740599                           05           09/01/01          0
    0412740599                           O            08/01/16
    0


    5198206          E84/G02             F          446,000.00         ZZ
                                         180        441,708.12          1
                                       6.875          3,977.67         54
                                       6.625          3,977.67
    WALNUT CREEK     CA   94596          2            07/30/01         00
    0433313673                           05           10/01/01          0
    73011770                             O            09/01/16
    0


    5201719          136/136             F           50,000.00         ZZ
                                         180         48,699.92          1
                                       7.875            474.23         59
                                       7.625            474.23
    SYRACUSE         NY   13210          2            07/12/01         00
    4638420                              05           09/01/01          0
    4638420                              N            08/01/16
    0
1




    5202660          H93/G02             F           80,000.00         ZZ
                                         180         79,065.96          1
                                       8.000            764.52         80
                                       7.750            764.52
    OVERLAND PARK    KS   66212          5            07/31/01         00
    0433220282                           09           09/01/01          0
    2001001259                           N            08/01/16
    0


    5202866          U05/G02             F          132,800.00         ZZ
                                         180        131,549.28          1
                                       7.125          1,202.94         80
                                       6.875          1,202.94
    SPRING           TX   77373          5            08/06/01         00
    0433247947                           05           10/01/01          0
    3148138                              O            09/01/16
    0


    5203026          A91/G02             F          260,000.00         ZZ
                                         180        256,760.33          4
                                       7.250          2,373.45         80
                                       7.000          2,373.45
    BROOKLYN         NY   11207          1            07/30/01         00
    0433194107                           05           09/01/01          0
    5195034                              N            08/01/16
    0


    5204043          W75/G02             F          999,999.00         ZZ
                                         180        990,073.48          1
                                       7.250          9,128.62         67
                                       7.000          9,128.62
    ORANGE           CA   92869          2            08/10/01         00
    0433194875                           05           10/01/01          0
    01077914                             O            09/01/16
    0


    5215815          U05/G02             F          111,200.00         ZZ
                                         180        110,186.17          1
                                       7.500          1,030.84         80
                                       7.250          1,030.84
    HARLINGEN        TX   78550          5            08/10/01         00
    0433165024                           05           10/01/01          0
    3156001                              O            09/01/16
    0


    5222317          N60/N60             F          354,000.00         ZZ
                                         180        350,629.83          1
1


                                       7.000          3,181.86         75
                                       6.750          3,181.86
    ALBERTVILLE      AL   35951          5            08/08/01         00
    195440590                            05           10/01/01          0
    195440590                            O            09/01/16
    0


    5226593          U05/G02             F           75,050.00         ZZ
                                         180         74,394.99          1
                                       8.000            717.22         72
                                       7.750            717.22
    HAMSHIRE         TX   77622          5            09/04/01         00
    0433211323                           05           10/01/01          0
    3146728                              O            09/01/16
    0


    5229222          163/G02             F          555,000.00         ZZ
                                         180        551,563.12          1
                                       7.250          5,066.39         75
                                       7.000          5,066.39
    SUMMIT           NJ   07901          5            09/13/01         00
    0433281144                           05           11/01/01          0
    1000312426                           O            10/01/16
    0


    5232251          N47/G02             F          576,000.00         ZZ
                                         180        568,508.77          1
                                       6.750          5,097.08         80
                                       6.500          5,097.08
    SAN DIEGO        CA   92120          1            07/27/01         00
    0433048907                           05           09/01/01          0
    30111358                             O            08/01/16
    0


    5233778          A33/G02             F           26,100.00         ZZ
                                         180         25,726.04          1
                                       8.250            253.21         90
                                       8.000            253.21
    MUNCIE           IN   47303          1            06/22/01         11
    0433196870                           05           08/01/01         12
    035104640                            N            07/01/16
    0


    5236879          994/G02             F          617,600.00         ZZ
                                         180        611,720.36          1
                                       7.000          5,551.16         80
                                       6.750          5,551.16
    RIVERSIDE        CA   92505          5            08/16/01         00
    0433227428                           05           10/01/01          0
1


    618692204                            O            09/01/16
    0


    5238417          A33/G02             F           27,000.00         ZZ
                                         180         26,613.14          2
                                       8.250            261.94         90
                                       8.000            261.94
    MUNCIE           IN   47302          1            06/22/01         11
    0433184058                           05           08/01/01         20
    93553110                             N            07/01/16
    0


    5249543          Q30/G02             F          126,000.00         ZZ
                                         180        124,787.49          1
                                       6.875          1,123.74         82
                                       6.625          1,123.74
    PITTSBURGH       PA   15228          2            08/23/01         14
    0433226594                           05           10/01/01         12
    18021097                             O            09/01/16
    0


    5252839          L46/L46             F          383,000.00         ZZ
                                         180        350,401.26          1
                                       7.000          3,442.51         67
                                       6.750          3,442.51
    ROCHESTER        MI   48306          5            09/07/01         00
    0003024429                           05           11/01/01          0
    0003024429                           O            10/01/16
    0


    5254173          U05/G02             F          150,000.00         ZZ
                                         180        148,571.98          1
                                       7.000          1,348.24         80
                                       6.750          1,348.24
    ALBANY           OR   97321          5            08/09/01         00
    0433179355                           05           10/01/01          0
    3155308                              O            09/01/16
    0


    5266553          562/G02             F          200,000.00         ZZ
                                         180        197,507.94          2
                                       7.250          1,825.73         57
                                       7.000          1,825.73
    SATEN ISLAND     NY   10314          2            03/10/00         00
    0433186798                           05           09/01/01          0
    630105                               O            08/01/16
    0


1


    5271474          163/G02             F          300,000.00         ZZ
                                         180        297,264.86          1
                                       7.500          2,781.04         61
                                       7.250          2,781.04
    DIX HILLS        NY   11746          1            08/17/01         00
    0433281284                           05           10/01/01          0
    1000278634                           O            09/01/16
    0


    5271540          700/G02             F          234,000.00         ZZ
                                         180        231,796.18          1
                                       7.125          2,119.64         61
                                       6.875          2,119.64
    ANAHEIM          CA   92808          2            08/17/01         00
    0433188653                           05           10/01/01          0
    00260910                             O            09/01/16
    0


    5286653          U05/G02             F          113,500.00         ZZ
                                         180        112,085.76          1
                                       7.250          1,036.10         80
                                       7.000          1,036.10
    CONROE           TX   77302          5            07/25/01         00
    0433244985                           03           09/01/01          0
    3151340                              O            08/01/16
    0


    5288207          757/G02             F          377,000.00         ZZ
                                         180        373,410.88          1
                                       7.000          3,388.59         80
                                       6.750          3,388.59
    ANNANDALE        VA   22003          5            08/24/01         00
    0433220647                           05           10/01/01          0
    1000363968                           O            09/01/16
    0


    5296606          U96/G02             F           66,000.00         ZZ
                                         180         65,351.11          1
                                       6.625            579.48         80
                                       6.375            579.48
    HONOLULU         HI   96819          2            08/22/01         00
    0433293149                           01           10/01/01          0
    10800009                             O            09/01/16
    0


    5301869          E86/G02             F          300,000.00         ZZ
                                         180        296,139.75          1
                                       6.875          2,675.56         83
                                       6.625          2,675.56
1


    WASHINGTON       DC   20015          5            07/25/01         14
    0433181088                           07           09/01/01          6
    1                                    O            08/01/16
    0


    5304001          601/G02             F           70,000.00         ZZ
                                         180         69,547.35          1
                                       6.750            619.44         29
                                       6.500            619.44
    TARPON SPRINGS   FL   34689          1            09/14/01         00
    0433290871                           09           11/01/01          0
    60753399140                          O            10/01/16
    0


    5304612          U05/G02             F          100,000.00         ZZ
                                         180         99,098.16          1
                                       7.625            934.13         76
                                       7.375            934.13
    ANNA             TX   75409          5            08/28/01         00
    0433189370                           05           10/01/01          0
    3160139                              O            09/01/16
    0


    5307226          N74/G02             F           86,640.00         ZZ
                                         180         85,797.26          1
                                       6.750            766.69         80
                                       6.500            766.69
    BURLESON         TX   76028          5            08/16/01         00
    0433165917                           05           10/01/01          0
    5571731                              O            09/01/16
    0


    5308201          U62/G02             F           50,000.00         ZZ
                                         180         49,524.01          1
                                       7.000            449.41         53
                                       6.750            449.41
    ROUND ROCK       TX   78664          5            08/17/01         00
    0433211331                           05           10/01/01          0
    2001269145                           O            09/01/16
    0


    5308868          E22/G02             F           96,000.00         ZZ
                                         180         95,035.36          1
                                       7.750            903.62         80
                                       7.500            903.62
    MESQUITE         TX   75149          5            08/06/01         00
    0412856569                           05           10/01/01          0
    0412856569                           O            09/01/16
    0
1




    5313162          U05/G02             F          328,000.00         ZZ
                                         180        324,944.05          1
                                       7.250          2,994.19         80
                                       7.000          2,994.19
    CHESHIRE         CT   06410          5            08/28/01         00
    0433182367                           05           10/01/01          0
    3158403                              O            09/01/16
    0


    5313832          S25/G02             F           56,000.00         ZZ
                                         180         55,279.41          1
                                       6.875            499.44         72
                                       6.625            499.44
    LUMBERTON        NC   28360          5            08/21/01         00
    0433213659                           05           09/27/01          0
    245882091                            O            08/27/16
    0


    5317261          975/G02             F          300,000.00         ZZ
                                         180        297,174.57          1
                                       7.125          2,717.49         80
                                       6.875          2,717.49
    LOS ANGELES      CA   90004          2            08/15/01         00
    0433181294                           01           10/01/01          0
    2013792                              O            09/01/16
    0


    5317613          U62/G02             F           80,000.00         ZZ
                                         180         79,221.85          1
                                       6.750            707.93         95
                                       6.500            707.93
    MAYSVILLE        NC   28555          5            08/23/01         04
    0433180692                           05           10/01/01         30
    2001280574                           O            09/01/16
    0


    5319266          E22/G02             F          190,000.00         ZZ
                                         180        188,229.78          2
                                       7.250          1,734.44         68
                                       7.000          1,734.44
    CHICAGO          IL   60625          5            08/07/01         00
    0412892291                           05           10/01/01          0
    0412892291                           O            09/01/16
    0


    5332009          E23/G02             F          193,500.00         ZZ
                                         180        191,597.62          1
1


                                       6.625          1,698.92         54
                                       6.375          1,698.92
    WATSONVILLE      CA   95076          5            08/15/01         00
    0433249638                           05           10/01/01          0
    51006643                             O            09/01/16
    0


    5335672          U62/G02             F           45,000.00         ZZ
                                         180         44,562.30          1
                                       6.750            398.21         46
                                       6.500            398.21
    ITALY            TX   76651          5            08/22/01         00
    0433154309                           05           10/01/01          0
    2001255132                           O            09/01/16
    0


    5343257          624/G02             F          207,000.00         ZZ
                                         180        205,092.16          1
                                       7.375          1,904.24         51
                                       7.125          1,904.24
    HURRICANE        UT   84737          2            08/23/01         00
    0433139110                           05           10/01/01          0
    64500610333F                         O            09/01/16
    0


    5343304          W39/G02             F           46,550.00         ZZ
                                         180         46,161.25          1
                                       8.500            458.40         95
                                       8.250            458.40
    SONTAG           MS   39665          5            08/17/01         01
    0433164118                           05           10/01/01         30
    991518                               O            09/01/16
    0


    5343555          L60/F27             F          450,000.00         ZZ
                                         180        441,264.43          1
                                       6.875          4,013.34         72
                                       6.625          4,013.34
    MACON            GA   31210          2            05/09/01         00
    6610699977                           05           07/01/01          0
    6610699977                           O            06/01/16
    0


    5344250          E84/G02             F           45,000.00         ZZ
                                         180         44,589.72          2
                                       7.500            417.16         34
                                       7.250            417.16
    LARAMIE          WY   82072          5            08/24/01         00
    0433382884                           05           10/01/01          0
1


    32800960                             N            09/01/16
    0


    5346495          E40/G02             F          120,000.00         ZZ
                                         180        118,601.65          1
                                       6.750          1,061.89         39
                                       6.500          1,061.89
    TEWKSBURY        MA   01876          2            08/30/01         00
    0433229580                           05           11/01/01          0
    200101595                            O            10/01/16
    0


    5351992          H93/G02             F           60,000.00         ZZ
                                         180         59,299.47          2
                                       8.000            573.39         71
                                       7.750            573.39
    KANSAS CITY      KS   66111          5            07/31/01         00
    0433173655                           05           09/01/01          0
    2001001335                           N            08/01/16
    0


    5353430          E22/G02             F          248,000.00         ZZ
                                         180        245,689.39          1
                                       7.250          2,263.90         80
                                       7.000          2,263.90
    HOWELL           NJ   07731          2            08/10/01         00
    0412852659                           05           10/01/01          0
    0412852659                           O            09/01/16
    0


    5354456          U42/G02             F          335,000.00         ZZ
                                         180        331,336.88          1
                                       7.125          3,034.53         65
                                       6.875          3,034.53
    AUSTIN           TX   78734          5            08/23/01         00
    0433298940                           05           10/01/01          0
    10100991                             O            09/01/16
    0


    5354457          N74/G02             F          110,900.00         ZZ
                                         180        109,832.79          1
                                       6.875            989.07         86
                                       6.625            989.07
    SUMMERVILLE      SC   29483          5            08/20/01         10
    0433147600                           05           10/01/01         25
    002978010                            O            09/01/16
    0


1


    5355060          601/G02             F          300,000.00         ZZ
                                         180        296,302.01          1
                                       7.375          2,759.77         46
                                       7.125          2,759.77
    KETCHUM          OK   74349          1            07/31/01         00
    0433224052                           05           09/01/01          0
    60746385                             O            08/01/16
    0


    5359091          E86/G02             F          185,000.00         ZZ
                                         180        184,422.65          2
                                       7.125          1,675.79         78
                                       6.875          1,675.79
    RICHMOND HILL    NY   11419          1            10/03/01         00
    0433287810                           05           12/01/01          0
    0000134178                           O            11/01/16
    0


    5359158          964/G02             F           96,000.00         ZZ
                                         180         95,405.51          1
                                       7.250            876.35         80
                                       7.000            876.35
    LAS VEGAS        NV   89108          1            09/11/01         00
    0433206455                           05           11/01/01          0
    141905                               O            10/01/16
    0


    5366066          E23/G02             F          321,700.00         ZZ
                                         180        318,570.90          1
                                       6.750          2,846.75         71
                                       6.500          2,846.75
    ORANGE           CA   92867          2            08/21/01         00
    0433210838                           05           10/01/01          0
    51006938                             O            09/01/16
    0


    5367140          U62/G02             F          133,000.00         ZZ
                                         180        131,692.43          1
                                       6.625          1,167.73         95
                                       6.375          1,167.73
    STOCKBRIDGE      GA   30281          5            08/22/01         04
    0433173424                           05           10/01/01         30
    2001278106                           O            09/01/16
    0


    5369243          E82/G02             F          328,000.00         ZZ
                                         180        324,944.05          1
                                       7.250          2,994.19         93
                                       7.000          2,994.19
1


    FRESH MEADOWS    NY   11365          2            08/14/01         04
    0400461323                           05           10/01/01         25
    0400461323                           O            09/01/16
    0


    5369433          U05/G02             F          275,000.00         ZZ
                                         180        272,492.81          2
                                       7.500          2,549.28         80
                                       7.250          2,549.28
    CLIFTON          NJ   07014          5            08/28/01         00
    0433194362                           05           10/01/01          0
    3162999                              O            09/01/16
    0


    5372015          N74/G02             F           58,240.00         ZZ
                                         120         57,238.35          4
                                       7.250            683.74         33
                                       7.000            683.74
    EULESS           TX   76040          5            08/24/01         00
    0433165933                           05           10/01/01          0
    0029249010                           N            09/01/11
    0


    5373501          U62/G02             F          300,000.00         ZZ
                                         180        297,063.79          1
                                       6.875          2,675.56         75
                                       6.625          2,675.56
    BYRON            CA   94514          5            08/23/01         00
    0433183449                           05           10/01/01          0
    2001275725                           O            09/01/16
    0


    5373796          E22/G02             F           64,000.00         ZZ
                                         180         63,435.28          1
                                       7.875            607.01         47
                                       7.625            607.01
    SARASOTA         FL   34242          2            08/17/01         00
    0412814006                           20           10/01/01          0
    0412814006                           N            09/01/16
    0


    5373852          E22/G02             F          116,000.00         ZZ
                                         180        114,905.42          1
                                       7.250          1,058.92         80
                                       7.000          1,058.92
    GRANTS PASS      OR   97526          1            08/08/01         00
    0412905697                           05           10/01/01          0
    0412905697                           O            09/01/16
    0
1




    5373858          E22/G02             F           32,700.00         ZZ
                                         180         32,414.61          1
                                       8.000            312.50         85
                                       7.750            312.50
    SAGINAW          MI   48604          5            08/13/01         11
    0412909400                           05           10/01/01         12
    0412909400                           O            09/01/16
    0


    5373880          E22/G02             F          133,200.00         ZZ
                                         180        131,884.48          1
                                       7.125          1,206.57         80
                                       6.875          1,206.57
    WEST JORDAN      UT   84084          5            08/10/01         00
    0412922528                           05           10/01/01          0
    0412922528                           O            09/01/16
    0


    5377459          286/286             F          200,000.00         ZZ
                                         180        196,773.86          1
                                       6.875          1,783.71         80
                                       6.625          1,783.71
    NORTH KINGSTOWN  RI   02852          1            06/29/01         00
    319784                               05           08/01/01          0
    319784                               O            07/01/16
    0


    5378119          408/G02             F          150,800.00         ZZ
                                         180        149,483.90          1
                                       8.000          1,441.12         65
                                       7.750          1,441.12
    NEW FAIRFIELD    CT   06812          5            08/30/01         00
    0433262987                           05           10/01/01          0
    703014716                            N            09/01/16
    0


    5378421          E84/G02             F          100,500.00         ZZ
                                         180         96,527.50          1
                                       7.125            910.36         43
                                       6.875            910.36
    AURORA           CO   80015          2            08/22/01         00
    0433385028                           03           10/01/01          0
    81060531                             O            09/01/16
    0


    5383260          U62/G02             F           63,000.00         ZZ
                                         180         62,179.50          1
1


                                       6.625            553.14         70
                                       6.375            553.14
    EL PASO          TX   79922          5            08/24/01         00
    0433173770                           05           10/01/01          0
    2001277054                           O            09/01/16
    0


    5383777          624/G02             F          435,900.00         ZZ
                                         180        431,750.17          1
                                       7.000          3,917.99         80
                                       6.750          3,917.99
    SAN DIEGO        CA   92154          1            08/09/01         00
    0433173481                           03           10/01/01          0
    37006210536F                         O            09/01/16
    0


    5384981          E22/G02             F           70,000.00         ZZ
                                         180         69,333.59          1
                                       7.000            629.18         59
                                       6.750            629.18
    SAN ANTONIO      TX   78201          5            08/15/01         00
    0412891921                           05           10/01/01          0
    0412891921                           O            09/01/16
    0


    5385708          168/168             F           68,000.00         ZZ
                                         180         66,399.87          2
                                       8.000            649.84         65
                                       7.750            649.84
    WILLIAMSVILLE    NY   14221          5            08/06/01         00
    0249751305                           05           10/01/01          0
    0249751305                           N            09/01/16
    0


    5385874          601/G02             F          174,400.00         ZZ
                                         180        172,739.67          1
                                       7.000          1,567.56         80
                                       6.750          1,567.56
    GILBERTSVILLE    PA   19525          5            08/30/01         00
    0433276888                           05           10/01/01          0
    1                                    O            09/01/16
    0


    5388039          624/G02             F          171,000.00         ZZ
                                         180        169,318.83          1
                                       6.625          1,501.37         57
                                       6.375          1,501.37
    SAN DIEGO        CA   92126          2            08/23/01         00
    0433159860                           05           10/01/01          0
1


    37019910243F                         O            09/01/16
    0


    5393485          K56/G02             F          177,900.00         ZZ
                                         180        175,610.86          1
                                       6.875          1,586.61         79
                                       6.625          1,586.61
    REDMOND          OR   97756          1            07/14/01         00
    0433116613                           03           09/01/01          0
    5002430                              O            08/01/16
    0


    5393966          E46/G02             F          257,000.00         ZZ
                                         180        253,693.03          1
                                       6.875          2,292.07         74
                                       6.625          2,292.07
    MIAMI            FL   33186          2            07/31/01         00
    0433403326                           05           09/01/01          0
    503823                               O            08/01/16
    0


    5395661          E22/G02             F          163,200.00         ZZ
                                         180        161,662.95          1
                                       7.125          1,478.32         80
                                       6.875          1,478.32
    FRISCO           TX   75035          5            08/16/01         00
    0412934036                           03           10/01/01          0
    0412934036                           O            09/01/16
    0


    5399591          H93/G02             F           55,250.00         ZZ
                                         180         54,767.80          1
                                       8.000            528.00         65
                                       7.750            528.00
    DENVER           CO   80231          5            08/27/01         00
    0433169133                           01           10/01/01          0
    MSS1084                              N            09/01/16
    0


    5399783          U05/G02             F          176,000.00         ZZ
                                         180        174,463.95          1
                                       8.000          1,681.95         80
                                       7.750          1,681.95
    WHITESBORO       TX   75273          5            08/30/01         00
    0433209202                           05           10/01/01          0
    3162784                              O            09/01/16
    0


1


    5402869          700/G02             F          152,436.00         ZZ
                                         180        150,937.33          1
                                       6.625          1,338.38         74
                                       6.375          1,338.38
    EL MONTE         CA   91733          5            08/27/01         00
    0433242971                           05           10/01/01          0
    00260821                             O            09/01/16
    0


    5403274          356/G02             F          187,000.00         ZZ
                                         180        185,803.75          1
                                       6.875          1,667.77         29
                                       6.625          1,667.77
    SALINAS          CA   93908          5            09/07/01         00
    0433267721                           05           11/01/01          0
    2893667                              O            10/01/16
    0


    5405245          E84/G02             F          300,000.00         ZZ
                                         180        296,220.55          1
                                       7.125          2,717.49         75
                                       6.875          2,717.49
    BETTENDORF       IA   52722          5            07/17/01         00
    0433102191                           05           09/01/01          0
    12601142                             O            08/01/16
    0


    5405588          U62/G02             F          140,800.00         ZZ
                                         180        139,459.56          1
                                       7.000          1,265.55         80
                                       6.750          1,265.55
    CEDAR HILL       TX   75104          5            08/27/01         00
    0433191327                           05           10/01/01          0
    2001279077                           O            09/01/16
    0


    5407409          E22/G02             F           84,600.00         ZZ
                                         180         83,224.94          1
                                       7.500            784.25         29
                                       7.250            784.25
    DALLAS           TX   75214          5            08/08/01         00
    0412866626                           05           10/01/01          0
    0412866626                           O            09/01/16
    0


    5407419          E22/G02             F          148,500.00         ZZ
                                         180        147,070.99          1
                                       6.875          1,324.40         70
                                       6.625          1,324.40
1


    AUSTIN           TX   78729          5            08/17/01         00
    0412881625                           03           10/01/01          0
    0412881625                           O            09/01/16
    0


    5407432          E22/G02             F          307,000.00         T
                                         180        304,139.70          1
                                       7.250          2,802.49         58
                                       7.000          2,802.49
    SAN CLEMENTE     CA   92673          5            08/15/01         00
    0412894727                           05           10/01/01          0
    0412894727                           O            09/01/16
    0


    5407465          E22/G02             F           56,000.00         ZZ
                                         180         55,483.87          1
                                       7.375            515.16         80
                                       7.125            515.16
    CONVERSE         TX   78109          5            08/17/01         00
    0412919052                           05           10/01/01          0
    0412919052                           O            09/01/16
    0


    5407597          E82/G02             F           99,100.00         ZZ
                                         180         98,196.49          1
                                       7.500            918.67         80
                                       7.250            918.67
    DALLAS           TX   75248          2            08/14/01         00
    0400451712                           05           10/01/01          0
    0400451712                           N            09/01/16
    0


    5407602          E82/G02             F          186,500.00         ZZ
                                         180        184,668.60          1
                                       6.875          1,663.31         54
                                       6.625          1,663.31
    BOZEMAN          MT   59716          2            08/17/01         00
    0400470704                           05           10/01/01          0
    1638092                              O            09/01/16
    0


    5408119          U05/G02             F           40,000.00         ZZ
                                         180         39,395.39          1
                                       7.750            376.51         80
                                       7.500            376.51
    DALLAS           TX   75243          5            08/28/01         00
    0433189396                           01           10/01/01          0
    3156197                              O            09/01/16
    0
1




    5410695          168/168             F           26,100.00         ZZ
                                         180         25,874.71          1
                                       8.125            251.31         90
                                       7.875            251.31
    ROCHESTER        NY   14609          1            08/03/01         10
    0029501197                           05           10/01/01         25
    0029501197                           N            09/01/16
    0


    5411095          S27/G02             F          539,000.00         ZZ
                                         180        535,769.63          1
                                       7.625          5,034.97         79
                                       7.375          5,034.97
    FORT LEE         NJ   07024          2            09/07/01         00
    0433247582                           05           11/01/01          0
    1130003762                           O            10/01/16
    0


    5411510          196/G02             F          310,000.00         ZZ
                                         180        306,095.58          1
                                       7.125          2,808.08         74
                                       6.875          2,808.08
    GUNNISON         CO   81230          2            07/13/01         00
    0433110384                           05           09/01/01          0
    1427861                              O            08/01/16
    0


    5411511          196/G02             F          500,000.00         ZZ
                                         180        493,066.17          1
                                       6.500          4,355.54         79
                                       6.250          4,355.54
    AUSTIN           TX   78746          2            07/30/01         00
    0433110335                           05           09/01/01          0
    1432976                              O            08/01/16
    0


    5411515          196/G02             F          450,000.00         ZZ
                                         180        445,622.92          1
                                       6.750          3,982.10         47
                                       6.500          3,982.10
    LEANDER          TX   78641          1            08/03/01         00
    0433114907                           05           10/01/01          0
    1435804                              O            09/01/16
    0


    5411516          196/G02             F          182,000.00         ZZ
                                         180        179,582.10          1
1


                                       6.500          1,585.42         60
                                       6.250          1,585.42
    GEORGETOWN       TX   78628          2            07/30/01         00
    0433114873                           05           09/01/01          0
    1435887                              O            08/01/16
    0


    5413413          405/405             F          498,750.00         ZZ
                                         180        492,468.29          1
                                       7.125          4,517.84         75
                                       6.625          4,517.84
    LOS ANGELES      CA   90067          5            07/27/01         00
    0017594573                           01           09/01/01          0
    0017594573                           O            08/01/16
    0


    5413436          405/405             F          350,000.00         ZZ
                                         180        341,660.43          1
                                       6.625          3,072.98         77
                                       6.375          3,072.98
    LOS ANGELES      CA   91326          5            07/26/01         00
    0017597964                           05           09/01/01          0
    0017597964                           O            08/01/16
    0


    5414534          A06/G02             F          130,000.00         ZZ
                                         180        128,748.98          1
                                       6.875          1,159.42         80
                                       6.625          1,159.42
    WEST BLOOMFIELD  MI   48323          2            08/14/01         00
    0433165370                           01           10/01/01          0
    1                                    O            09/01/16
    0


    5415420          E22/G02             F          275,000.00         ZZ
                                         180        272,437.85          1
                                       7.250          2,510.37         74
                                       7.000          2,510.37
    ROCHESTER HILLS  MI   48306          1            08/23/01         00
    0412874455                           05           10/01/01          0
    0412874455                           O            09/01/16
    0


    5415452          E22/G02             F           82,000.00         ZZ
                                         180         80,780.34          1
                                       7.250            748.55         57
                                       7.000            748.55
    TWAIN HARTE      CA   95383          2            08/16/01         00
    0412922155                           05           10/01/01          0
1


    0412922155                           N            09/01/16
    0


    5415453          E22/G02             F          100,500.00         ZZ
                                         180         99,543.88          1
                                       7.250            917.43         56
                                       7.000            917.43
    TWAIN HARTE      CA   95383          2            08/16/01         00
    0412922213                           05           10/01/01          0
    0412922213                           N            09/01/16
    0


    5415471          E22/G02             F          166,000.00         ZZ
                                         180        164,453.40          1
                                       7.250          1,515.35         74
                                       7.000          1,515.35
    SANTA ANA        CA   92707          5            08/16/01         00
    0412950255                           05           10/01/01          0
    0412950255                           O            09/01/16
    0


    5415900          J40/G02             F           79,000.00         ZZ
                                         180         78,239.79          1
                                       6.875            704.56         70
                                       6.625            704.56
    TALKING ROCK     GA   30175          2            08/31/01         00
    0433259595                           05           10/01/01          0
    7722681                              N            09/01/16
    0


    5419747          Q14/G02             F           99,000.00         ZZ
                                         180         98,097.41          1
                                       7.500            917.74         83
                                       7.250            917.74
    PALO             IA   52324          5            08/28/01         14
    0433210408                           05           10/01/01          6
    0105180                              O            09/01/16
    0


    5422466          T68/G02             F          111,149.00         ZZ
                                         180        110,178.94          1
                                       8.000          1,062.20         80
                                       7.750          1,062.20
    SPRING           TX   77373          1            08/30/01         00
    0433231867                           05           10/01/01          0
    61675892S                            O            09/01/16
    0


1


    5423194          A52/G02             F          460,000.00         ZZ
                                         180        456,960.95          1
                                       6.500          4,007.09         66
                                       6.250          4,007.09
    ATLANTA          GA   30342          2            09/06/01         00
    0433189917                           05           11/01/01          0
    15524                                O            10/01/16
    0


    5424008          601/G02             F          332,000.00         T
                                         180        329,853.18          1
                                       6.750          2,937.90         77
                                       6.500          2,937.90
    ARROYO SECO      NM   87514          2            09/11/01         00
    0433247939                           05           11/01/01          0
    60811205                             O            10/01/16
    0


    5424238          601/G02             F          132,000.00         ZZ
                                         180        131,182.58          1
                                       7.250          1,204.98         65
                                       7.000          1,204.98
    MINNEAPOLIS      MN   55412          5            09/26/01         00
    0433271657                           05           11/01/01          0
    60802881                             N            10/01/16
    0


    5424303          N74/G02             F           62,800.00         ZZ
                                         120         62,056.60          1
                                       7.250            737.28         77
                                       7.000            737.28
    WOODVILLE        TX   75979          5            08/29/01         00
    0433223773                           05           11/01/01          0
    0029271010                           O            10/01/11
    0


    5427991          E22/G02             F           97,000.00         ZZ
                                         120         95,343.03          1
                                       7.375          1,145.09         53
                                       7.125          1,145.09
    BIG PINE KEY     FL   33043          5            08/20/01         00
    0412841256                           05           10/01/01          0
    0412841256                           O            09/01/11
    0


    5428041          E22/G02             F           99,200.00         ZZ
                                         180         98,239.82          1
                                       7.375            912.56         80
                                       7.125            912.56
1


    LITTLEFIELD TOW  MI   49764          5            08/20/01         00
    0412916330                           05           10/01/01          0
    0412916330                           O            09/01/16
    0


    5428194          E82/G02             F          166,500.00         ZZ
                                         180        164,897.75          1
                                       6.875          1,484.94         68
                                       6.625          1,484.94
    FAYETTEVILLE     GA   30214          2            08/22/01         00
    0400469433                           05           10/01/01          0
    3707611                              O            09/01/16
    0


    5432688          U62/G02             F          364,000.00         ZZ
                                         180        360,421.36          1
                                       6.625          3,195.90         80
                                       6.375          3,195.90
    CARMICHAEL       CA   95608          5            08/25/01         00
    0433183035                           05           10/01/01          0
    2001293883                           O            09/01/16
    0


    5432964          L49/G02             F          625,000.00         ZZ
                                         180        616,957.77          1
                                       6.875          5,574.09         79
                                       6.625          5,574.09
    FULLERTON        CA   92835          1            07/18/01         00
    0433115615                           03           09/01/01          0
    10007374                             O            08/01/16
    0


    5435676          N47/G02             F          372,000.00         ZZ
                                         180        369,542.32          1
                                       6.500          3,240.52         79
                                       6.250          3,240.52
    PACIFIC GROVE    CA   93950          2            09/19/01         00
    0433256104                           05           11/01/01          0
    20211316                             O            10/01/16
    0


    5436403          830/G02             F           34,000.00         ZZ
                                         120         33,415.26          1
                                       7.250            399.16         43
                                       7.000            399.16
    OAKWOOD          GA   30566          1            08/15/01         00
    0433162286                           05           10/01/01          0
    JOHNSON545890                        N            09/01/11
    0
1




    5439037          E22/G02             F          118,750.00         ZZ
                                         180        117,690.69          1
                                       7.750          1,117.76         95
                                       7.500          1,117.76
    MORENO VALLEY    CA   92551          2            06/20/01         04
    0412691438                           05           10/01/01         25
    0412691438                           O            09/01/16
    0


    5439073          E22/G02             F           60,800.00         ZZ
                                         180         60,257.62          1
                                       7.750            572.30         80
                                       7.500            572.30
    HOUSTON          TX   77053          5            08/20/01         00
    0412873168                           03           10/01/01          0
    0412873168                           O            09/01/16
    0


    5439160          E22/G02             F          110,200.00         ZZ
                                         180        109,238.23          1
                                       8.000          1,053.13         95
                                       7.750          1,053.13
    PADUCAH          KY   42003          5            08/17/01         11
    0412941049                           05           10/01/01         30
    0412941049                           O            09/01/16
    0


    5439162          E22/G02             F          120,000.00         ZZ
                                         180        118,820.24          1
                                       6.625          1,053.59         80
                                       6.375          1,053.59
    BULVERDE         TX   78163          5            08/21/01         00
    0412941718                           03           10/01/01          0
    0412941718                           O            09/01/16
    0


    5439256          E82/G02             F          284,000.00         ZZ
                                         180        281,382.50          1
                                       7.375          2,612.58         80
                                       7.125          2,612.58
    NORTH SMITHFIEL  RI   02896          2            08/24/01         00
    0400460861                           05           10/01/01          0
    4311259                              O            09/01/16
    0


    5439258          E82/G02             F          124,000.00         ZZ
                                         180        122,265.41          1
1


                                       6.625          1,088.71         56
                                       6.375          1,088.71
    SAN JOSE         CA   95132          2            08/21/01         00
    0400474813                           05           10/01/01          0
    1734767                              O            09/01/16
    0


    5439268          E82/G02             F          285,000.00         ZZ
                                         180        282,401.61          1
                                       7.500          2,641.99         95
                                       7.250          2,641.99
    AUBURN           KS   66402          5            08/24/01         04
    0400458675                           05           10/01/01         25
    0400458675                           O            09/01/16
    0


    5439272          E82/G02             F          204,800.00         ZZ
                                         180        196,761.73          1
                                       7.125          1,855.14         73
                                       6.875          1,855.14
    CARROLLTON       TX   75007          2            08/24/01         00
    0400459129                           03           10/01/01          0
    0400459129                           O            09/01/16
    0


    5439600          A21/G02             F          532,000.00         ZZ
                                         180        528,596.78          1
                                       6.875          4,744.67         70
                                       6.625          4,744.67
    ORANGEBURG       NY   10962          5            09/05/01         00
    0433227279                           05           11/01/01          0
    0100121421                           O            10/01/16
    0


    5442976          S11/G02             F          372,000.00         ZZ
                                         180        368,458.50          1
                                       7.000          3,343.64         80
                                       6.750          3,343.64
    MISSION VIEJO    CA   92691          5            08/17/01         00
    0433215639                           05           10/01/01          0
    10204016                             O            09/01/16
    0


    5444208          U28/G02             F          400,000.00         ZZ
                                         120        393,026.45          1
                                       7.000          4,644.34         76
                                       6.750          4,644.34
    ATLANTA          GA   30342          1            08/20/01         00
    0433220670                           03           10/01/01          0
1


    1                                    N            09/01/11
    0


    5447042          E76/G02             F          137,600.00         ZZ
                                         180        136,317.99          1
                                       7.250          1,256.10         80
                                       7.000          1,256.10
    TEXARKANA        AK   71854          5            08/17/01         00
    0433149895                           05           10/01/01          0
    10007514                             O            09/01/16
    0


    5447207          N74/G02             F           85,000.00         ZZ
                                         180         84,438.44          1
                                       6.500            740.44         50
                                       6.250            740.44
    WILKESBORO       NC   28697          5            08/31/01         00
    0433288958                           05           11/01/01          0
    0029283010                           O            10/01/16
    0


    5450533          E22/G02             F          119,500.00         ZZ
                                         180        118,362.33          1
                                       7.000          1,074.10         63
                                       6.750          1,074.10
    GLENDALE HEIGHT  IL   60139          5            08/23/01         00
    0412901365                           05           10/01/01          0
    0412901365                           O            09/01/16
    0


    5450591          E22/G02             F           65,850.00         ZZ
                                         180         65,243.08          1
                                       7.375            605.77         73
                                       7.125            605.77
    MUSKOGEE         OK   74401          2            08/22/01         00
    0412943185                           05           10/01/01          0
    0412943185                           O            09/01/16
    0


    5452102          208/G02             F          395,000.00         T
                                         180        391,198.90          1
                                       6.875          3,522.82         36
                                       6.625          3,522.82
    TESUQUE          NM   87504          5            09/04/01         00
    0433251717                           03           10/01/01          0
    561848079                            O            09/01/16
    0


1


    5453704          163/G02             F          411,000.00         ZZ
                                         180        408,454.85          1
                                       7.250          3,751.87         73
                                       7.000          3,751.87
    MASSAPEQUA       NY   11758          5            09/12/01         00
    0433227998                           05           11/01/01          0
    1000330666                           O            10/01/16
    0


    5454749          H76/G02             F          116,000.00         ZZ
                                         180        114,883.69          2
                                       6.875          1,034.56         80
                                       6.625          1,034.56
    FORT LAUDERDALE  FL   33315          5            08/31/01         00
    0433234002                           05           10/01/01          0
    2001397650                           O            09/01/16
    0


    5455344          601/G02             F          321,000.00         ZZ
                                         180        318,946.54          1
                                       6.875          2,862.86         57
                                       6.625          2,862.86
    WAYNE            NJ   07470          2            09/21/01         00
    0433268463                           05           11/01/01          0
    60825353                             O            10/01/16
    0


    5459426          E22/G02             F           88,000.00         ZZ
                                         180         87,231.99          1
                                       8.000            840.97         88
                                       7.750            840.97
    FULTONDALE       AL   35068          5            08/24/01         01
    0412909525                           05           10/01/01         25
    0412909525                           O            09/01/16
    0


    5459439          E22/G02             F          356,750.00         ZZ
                                         180        353,353.68          1
                                       7.000          3,206.57         69
                                       6.750          3,206.57
    AUSTIN           TX   78730          2            08/24/01         00
    0412919821                           03           10/01/01          0
    0412919821                           O            09/01/16
    0


    5459460          E22/G02             F          138,900.00         ZZ
                                         180        137,563.34          1
                                       6.875          1,238.79         65
                                       6.625          1,238.79
1


    BATTLE CREEK     MI   49015          2            08/24/01         00
    0412934184                           05           10/01/01          0
    0412934184                           O            09/01/16
    0


    5459503          E22/G02             F           64,000.00         ZZ
                                         180         63,253.43          1
                                       6.875            570.79         48
                                       6.625            570.79
    GRAPEVINE        TX   76051          5            08/24/01         00
    0412959082                           05           10/01/01          0
    0412959082                           O            09/01/16
    0


    5461169          E82/G02             F          157,100.00         ZZ
                                         180        154,494.45          1
                                       7.000          1,412.06         77
                                       6.750          1,412.06
    SAN CLEMENTE     CA   92673          2            08/30/01         00
    0400469250                           09           10/01/01          0
    0400469250                           O            09/01/16
    0


    5461884          623/G02             F          121,000.00         ZZ
                                         180        118,593.60          1
                                       6.875          1,079.15         63
                                       6.625          1,079.15
    OCEANSIDE        CA   92057          2            05/16/01         00
    0433143328                           05           07/01/01          0
    1972259                              O            06/01/16
    0


    5461888          623/G02             F          308,000.00         ZZ
                                         180        303,440.65          4
                                       7.875          2,921.23         80
                                       7.625          2,921.23
    OXNARD           CA   93030          1            05/30/01         00
    0433141470                           05           08/01/01          0
    1976435                              O            07/01/16
    0


    5461894          623/G02             F          227,500.00         ZZ
                                         180        225,263.35          1
                                       6.625          1,997.44         69
                                       6.375          1,997.44
    CAPITOLA         CA   95010          5            08/08/01         00
    0433143385                           01           10/01/01          0
    1978097                              O            09/01/16
    0
1




    5461926          623/G02             F          545,625.00         ZZ
                                         180        538,678.80          1
                                       7.000          4,904.24         75
                                       6.750          4,904.24
    LOS ANGELES      CA   90046          1            07/12/01         00
    0433143468                           05           09/01/01          0
    1984828                              O            08/01/16
    0


    5461935          623/G02             F          172,000.00         ZZ
                                         180        169,786.77          1
                                       6.875          1,533.99         80
                                       6.625          1,533.99
    CHULA VISTA      CA   91911          5            07/24/01         00
    0433141298                           05           09/01/01          0
    1985646                              O            08/01/16
    0


    5461938          623/G02             F          388,000.00         ZZ
                                         180        382,831.40          1
                                       6.875          3,460.39         60
                                       6.625          3,460.39
    SAN FRANCISCO    CA   94121          2            07/20/01         00
    0433140951                           05           09/01/01          0
    1985760                              O            08/01/16
    0


    5461986          623/G02             F           68,000.00         ZZ
                                         180         67,046.82          1
                                       8.500            669.62         29
                                       8.250            669.62
    MANCHESTER       NH   03104          1            06/20/01         00
    0433141447                           05           08/01/01          0
    5296440                              O            07/01/16
    0


    5461987          623/G02             F          260,650.00         ZZ
                                         180        257,331.74          1
                                       7.000          2,342.80         75
                                       6.750          2,342.80
    MONTGOMERY       TX   77356          2            07/19/01         00
    0433140902                           03           09/01/01          0
    5296808                              O            08/01/16
    0


    5461991          623/G02             F          105,000.00         T
                                         180        103,128.68          1
1


                                       7.875            995.87         54
                                       7.625            995.87
    LAKE PLACID      NY   12946          5            05/03/01         00
    0433140910                           05           07/01/01          0
    5325965                              O            06/01/16
    0


    5461994          623/G02             F           49,500.00         ZZ
                                         180         48,186.20          1
                                       6.875            441.47         35
                                       6.625            441.47
    NEW WINDSOR      NY   12553          2            06/12/01         00
    0433141314                           05           08/01/01          0
    5333878                              O            07/01/16
    0


    5462000          623/G02             F          400,000.00         ZZ
                                         180        391,866.32          1
                                       7.500          3,708.05         80
                                       7.250          3,708.05
    LINCOLNSHIRE     IL   60069          2            05/16/01         00
    0433141330                           05           07/01/01          0
    5342633                              O            06/01/16
    0


    5462012          623/G02             F          265,000.00         ZZ
                                         180        260,830.56          2
                                       7.375          2,437.80         68
                                       7.125          2,437.80
    WOODSIDE         NY   11377          5            06/12/01         00
    0433141504                           05           08/01/01          0
    5358461                              O            07/01/16
    0


    5462013          623/G02             F          110,400.00         ZZ
                                         180        109,053.77          1
                                       7.500          1,023.42         80
                                       7.250          1,023.42
    CLEVELAND        TN   37312          2            07/09/01         00
    0433140878                           05           09/01/01          0
    5359515                              O            08/01/16
    0


    5462031          623/G02             F          276,000.00         ZZ
                                         180        273,428.52          1
                                       7.250          2,519.50         79
                                       7.000          2,519.50
    BLOOMFIELD HILL  MI   48302          2            07/13/01         00
    0433143179                           05           09/01/01          0
1


    5363279                              O            08/01/16
    0


    5462061          623/G02             F          152,900.00         ZZ
                                         180        150,851.73          1
                                       7.000          1,374.31         90
                                       6.750          1,374.31
    HYANNIS          MA   02601          1            07/23/01         04
    0433143203                           05           09/01/01         25
    5367195                              O            08/01/16
    0


    5462087          623/G02             F          225,000.00         ZZ
                                         180        222,880.92          1
                                       7.125          2,038.12         80
                                       6.875          2,038.12
    STERLING HTS     MI   48314          5            08/06/01         00
    0433143195                           05           10/01/01          0
    5370106                              O            09/01/16
    0


    5462289          E82/G02             F           80,000.00         T
                                         180         58,344.32          1
                                       7.375            735.94         54
                                       7.125            735.94
    ORLANDO          FL   32819          2            08/24/01         00
    0400458378                           03           10/01/01          0
    0400458378                           O            09/01/16
    0


    5463307          168/168             F           67,000.00         ZZ
                                         180         66,402.33          1
                                       7.750            630.65         54
                                       7.500            630.65
    WYANDANCH        NY   11798          5            08/15/01         00
    0059624221                           05           10/01/01          0
    0059624221                           N            09/01/16
    0


    5463769          477/G02             F          256,000.00         ZZ
                                         180        253,716.30          1
                                       7.750          2,409.67         63
                                       7.500          2,409.67
    LODI             CA   95240          5            08/29/01         00
    0433198694                           05           10/01/01          0
    123259                               N            09/01/16
    0


1


    5465724          U05/G02             F           84,000.00         ZZ
                                         180         83,485.44          1
                                       7.375            772.74         80
                                       7.125            772.74
    ALLEN            TX   75002          5            09/17/01         00
    0433228699                           05           11/01/01          0
    3161628                              O            10/01/16
    0


    5466898          K88/G02             F          275,000.00         ZZ
                                         120        270,302.39          1
                                       7.375          3,246.39         58
                                       7.125          3,246.39
    MIDDLETOWN       NJ   07716          5            08/07/01         00
    0433238722                           05           10/01/01          0
    16011                                O            09/01/11
    0


    5468482          L60/F27             F           85,000.00         ZZ
                                         180         83,657.79          1
                                       7.125            769.96         62
                                       6.875            769.96
    HICKORY          NC   28601          2            06/18/01         00
    6610695955                           05           08/01/01          0
    6610695955                           O            07/01/16
    0


    5468484          L60/F27             F           97,200.00         ZZ
                                         180         96,040.15          1
                                       7.750            914.92         77
                                       7.500            914.92
    INMAN            SC   29349          2            06/26/01         00
    6610749389                           05           09/01/01          0
    6610749389                           O            08/01/16
    0


    5468485          L60/F27             F          108,000.00         ZZ
                                         120        104,175.98          1
                                       6.875          1,247.02         72
                                       6.625          1,247.02
    WINSTON SALEM    NC   27103          5            05/14/01         00
    6610669156                           05           07/01/01          0
    6610669156                           O            06/01/11
    0


    5468494          L60/F27             F          152,000.00         ZZ
                                         180        150,106.06          1
                                       7.250          1,387.55         75
                                       7.000          1,387.55
1


    LEXINGTON        SC   29072          1            07/17/01         00
    6610802018                           05           09/01/01          0
    6610802018                           O            08/01/16
    0


    5468496          L60/F27             F          163,875.00         ZZ
                                         180        161,342.20          1
                                       7.375          1,507.52         75
                                       7.125          1,507.52
    MONROE           NC   28110          5            05/29/01         00
    6960174486                           05           08/01/01          0
    6960174486                           O            07/01/16
    0


    5468498          L60/F27             F          172,500.00         ZZ
                                         180        169,746.92          1
                                       7.000          1,550.48         75
                                       6.750          1,550.48
    MOCKSVILLE       NC   27028          5            06/25/01         00
    6610709387                           05           08/01/01          0
    6610709387                           O            07/01/16
    0


    5468503          L60/F27             F          225,000.00         ZZ
                                         180        221,409.04          1
                                       7.000          2,022.36         67
                                       6.750          2,022.36
    ELLENBORO        NC   28040          5            06/18/01         00
    6610663484                           05           08/01/01          0
    6610663484                           O            07/01/16
    0


    5468504          L60/F27             F          225,000.00         ZZ
                                         180        221,447.15          1
                                       7.125          2,038.12         75
                                       6.875          2,038.12
    GREENWOOD        SC   29649          5            05/31/01         00
    6990372940                           03           08/01/01          0
    6990372940                           O            07/01/16
    0


    5468512          L60/F27             F          300,000.00         ZZ
                                         180        295,160.82          1
                                       6.875          2,675.56         75
                                       6.625          2,675.56
    TERRELL          NC   28682          5            05/30/01         00
    6610684848                           05           08/01/01          0
    6610684848                           O            07/01/16
    0
1




    5468521          L60/F27             F          308,000.00         ZZ
                                         180        303,010.85          1
                                       7.375          2,833.36         80
                                       7.125          2,833.36
    KEY WEST         FL   33040          5            06/21/01         00
    6960185321                           05           08/01/01          0
    6960185321                           O            07/01/16
    0


    5468540          L60/F27             F          333,000.00         ZZ
                                         180        326,671.33          1
                                       7.125          3,016.42         74
                                       6.875          3,016.42
    ANGIER           NC   27501          2            05/25/01         00
    6610683280                           05           07/01/01          0
    6610683280                           O            06/01/16
    0


    5468541          L60/F27             F          333,600.00         ZZ
                                         180        328,160.81          1
                                       6.750          2,952.06         63
                                       6.500          2,952.06
    RALEIGH          NC   27605          2            06/11/01         00
    6990378213                           05           08/01/01          0
    6990378213                           O            07/01/16
    0


    5468550          L60/F27             F          350,000.00         ZZ
                                         180        344,414.05          1
                                       7.000          3,145.90         37
                                       6.750          3,145.90
    RALEIGH          NC   27609          2            06/21/01         00
    6610748099                           05           08/01/01          0
    6610748099                           O            07/01/16
    0


    5468569          L60/F27             F          400,000.00         ZZ
                                         180        393,683.84          1
                                       7.125          3,623.32         73
                                       6.875          3,623.32
    RALEIGH          NC   27613          5            05/30/01         00
    6610724173                           05           08/01/01          0
    6610724173                           O            07/01/16
    0


    5468582          L60/F27             F          435,000.00         ZZ
                                         180        427,983.16          1
1


                                       6.875          3,879.57         63
                                       6.625          3,879.57
    ASHEVILLE        NC   28803          2            06/29/01         00
    6610732370                           05           08/01/01          0
    6610732370                           O            07/01/16
    0


    5468588          L60/F27             F          447,000.00         ZZ
                                         180        441,186.49          1
                                       6.750          3,955.55         75
                                       6.500          3,955.55
    GREENSBORO       GA   30642          2            07/16/01         00
    6610760048                           05           09/01/01          0
    6610760048                           O            08/01/16
    0


    5468631          L60/F27             F          823,900.00         ZZ
                                         180        808,571.98          1
                                       7.375          7,579.25         70
                                       7.125          7,579.25
    DURHAM           NC   27707          5            05/18/01         00
    6990337827                           05           07/01/01          0
    6990337827                           O            06/01/16
    0


    5468633          L60/F27             F          900,000.00         ZZ
                                         180        885,636.15          1
                                       7.000          8,089.45         60
                                       6.750          8,089.45
    FERNANDINA BEAC  FL   32034          2            06/25/01         00
    6610611018                           05           08/01/01          0
    6610611018                           O            07/01/16
    0


    5470197          356/G02             F          412,000.00         ZZ
                                         180        410,685.98          1
                                       6.875          3,674.44         78
                                       6.625          3,674.44
    SAN JOSE         CA   95119          5            09/26/01         00
    0433317930                           05           12/01/01          0
    2890283                              O            11/01/16
    0


    5471210          G34/G02             F           72,350.00         ZZ
                                         180         71,916.39          1
                                       7.625            675.84         75
                                       7.375            675.84
    DALLAS           TX   75208          5            09/07/01         00
    0433256807                           05           11/01/01          0
1


    850209784                            N            10/01/16
    0


    5471289          E22/G02             F           82,300.00         ZZ
                                         180         81,573.83          2
                                       7.875            780.57         40
                                       7.625            780.57
    HOLMES BEACH     FL   34217          2            08/30/01         00
    0412813982                           05           10/01/01          0
    0412813982                           N            09/01/16
    0


    5471389          E22/G02             F           75,000.00         ZZ
                                         180         74,308.76          1
                                       7.375            689.94         79
                                       7.125            689.94
    FRANKENLUST TOW  MI   48706          1            08/30/01         00
    0412969446                           01           10/01/01          0
    0412969446                           O            09/01/16
    0


    5472073          601/G02             F           24,300.00         ZZ
                                         180         24,157.51          1
                                       7.875            230.48         90
                                       7.625            230.48
    TULSA            OK   74107          1            09/21/01         10
    0433299385                           05           11/01/01         12
    60798097                             O            10/01/16
    0


    5475189          601/G02             F          238,000.00         ZZ
                                         180        236,493.84          1
                                       7.000          2,139.22         73
                                       6.750          2,139.22
    LUFKIN           TX   75904          2            09/10/01         00
    0433268661                           05           11/01/01          0
    60753647                             O            10/01/16
    0


    5475782          U62/G02             F          428,000.00         ZZ
                                         180        425,202.52          1
                                       6.625          3,757.81         68
                                       6.375          3,757.81
    WASHINGTON CROS  PA   18977          5            09/21/01         00
    0433252699                           05           11/01/01          0
    2001297124                           O            10/01/16
    0


1


    5477018          286/286             F           48,750.00         ZZ
                                         180         48,028.36          1
                                       7.875            462.37         65
                                       7.625            462.37
    LIGHTHOUSE POIN  FL   33064          1            06/28/01         00
    436913                               01           08/01/01          0
    436913                               O            07/01/16
    0


    5477019          286/286             F          121,000.00         ZZ
                                         180        119,508.47          1
                                       7.375          1,113.11         74
                                       7.125          1,113.11
    MESA             AZ   85213          2            07/06/01         00
    313610                               05           09/01/01          0
    313610                               O            08/01/16
    0


    5477020          286/286             F          138,500.00         ZZ
                                         180        136,698.71          1
                                       6.750          1,225.60         70
                                       6.500          1,225.60
    SAN DIEGO        CA   92114          2            07/09/01         00
    342696                               05           09/01/01          0
    342696                               O            08/01/16
    0


    5477022          286/286             F          240,000.00         ZZ
                                         180        236,330.26          1
                                       7.500          2,224.83         75
                                       7.250          2,224.83
    STOCKTON         CA   95219          2            06/13/01         00
    9857095                              05           08/01/01          0
    9857095                              O            07/01/16
    0


    5477023          286/286             F           40,000.00         ZZ
                                         180         39,414.28          1
                                       8.000            382.26         18
                                       7.750            382.26
    REDDING          CA   96001          1            06/25/01         00
    9865970                              05           08/01/01          0
    9865970                              O            07/01/16
    0


    5477024          286/286             F           75,000.00         ZZ
                                         180         73,815.72          1
                                       7.125            679.37         55
                                       6.875            679.37
1


    MONTEBELLO       CA   90640          2            06/14/01         00
    9854464                              01           08/01/01          0
    9854464                              O            07/01/16
    0


    5477025          286/286             F          263,000.00         ZZ
                                         180        257,990.82          1
                                       7.000          2,363.92         63
                                       6.750          2,363.92
    ORANGE           CA   92867          2            06/19/01         00
    9860635                              05           08/01/01          0
    9860635                              O            07/01/16
    0


    5477026          286/286             F          322,300.00         ZZ
                                         180        317,318.61          1
                                       7.375          2,964.91         80
                                       7.125          2,964.91
    MODESTO          CA   95356          1            06/18/01         00
    9744830                              05           08/01/01          0
    9744830                              O            07/01/16
    0


    5478918          964/G02             F          455,000.00         ZZ
                                         180        451,961.65          1
                                       6.375          3,932.34         68
                                       6.125          3,932.34
    TUSTIN           CA   92782          2            09/20/01         00
    0433284874                           03           11/01/01          0
    144205                               O            10/01/16
    0


    5483377          E22/G02             F          103,050.00         ZZ
                                         180        102,058.33          1
                                       6.875            919.06         28
                                       6.625            919.06
    KINGWOOD         TX   77339          5            08/27/01         00
    0412887051                           03           10/01/01          0
    0412887051                           O            09/01/16
    0


    5483388          E22/G02             F           71,000.00         ZZ
                                         180         70,305.90          1
                                       7.250            648.13         79
                                       7.000            648.13
    HOUSTON          TX   77089          1            08/30/01         00
    0412900854                           05           10/01/01          0
    0412900854                           O            09/01/16
    0
1




    5483406          E22/G02             F           80,000.00         ZZ
                                         180         79,254.64          1
                                       7.250            730.29         39
                                       7.000            730.29
    DOVER TOWNSHIP   NJ   08751          5            08/27/01         00
    0412913642                           05           10/01/01          0
    0412913642                           O            09/01/16
    0


    5483431          E22/G02             F          328,000.00         ZZ
                                         180        324,976.95          1
                                       7.375          3,017.35         80
                                       7.125          3,017.35
    SEABROOK         TX   77586          5            08/27/01         00
    0412926446                           05           10/01/01          0
    0412926446                           O            09/01/16
    0


    5483473          E22/G02             F           79,800.00         ZZ
                                         180         79,040.30          1
                                       7.000            717.26         95
                                       6.750            717.26
    SHERWOOD         AR   72120          5            08/17/01         04
    0412945024                           05           10/01/01         30
    0412945024                           O            09/01/16
    0


    5483486          E22/G02             F          100,000.00         ZZ
                                         180         99,012.63          1
                                       7.125            905.83         79
                                       6.875            905.83
    CICERO           IL   60804          5            08/28/01         00
    0412952954                           05           10/01/01          0
    0412952954                           O            09/01/16
    0


    5483506          E22/G02             F           76,000.00         ZZ
                                         180         75,285.65          1
                                       7.250            693.78         80
                                       7.000            693.78
    DENTON           TX   76205          1            08/31/01         00
    0412958233                           05           10/01/01          0
    0412958233                           N            09/01/16
    0


    5483514          E22/G02             F           64,800.00         ZZ
                                         180         64,196.25          1
1


                                       7.250            591.54         80
                                       7.000            591.54
    DENTON           TX   76201          1            08/31/01         00
    0412960544                           05           10/01/01          0
    0412960544                           N            09/01/16
    0


    5483515          E22/G02             F           62,400.00         ZZ
                                         180         61,788.06          1
                                       7.250            569.63         80
                                       7.000            569.63
    DENTON           TX   76201          1            08/31/01         00
    0412960650                           05           10/01/01          0
    0412960650                           N            09/01/16
    0


    5483528          E22/G02             F           50,000.00         ZZ
                                         180         49,483.01          1
                                       7.625            467.06         66
                                       7.375            467.06
    SPOKANE          WA   99212          5            08/21/01         00
    0412965816                           05           10/01/01          0
    0412965816                           N            09/01/16
    0


    5483596          F97/F97             F          480,000.00         ZZ
                                         180        475,623.78          1
                                       7.500          4,449.66         79
                                       7.250          4,449.66
    GLEN ELLYN       IL   60137          5            08/07/01         00
    8000092964                           05           10/01/01          0
    8000092964                           O            09/01/16
    0


    5485119          W53/G02             F          575,000.00         ZZ
                                         180        571,321.71          1
                                       6.875          5,128.16         79
                                       6.625          5,128.16
    COVINGTON        GA   30016          5            09/07/01         00
    0433255387                           05           11/01/01          0
    6100000141                           O            10/01/16
    0


    5485139          S48/S48             F          335,000.00         ZZ
                                         180        329,596.23          1
                                       6.875          2,987.71         53
                                       6.625          2,987.71
    GREAT FALLS      VA   22066          1            06/06/01         00
    0029707486                           05           08/01/01          0
1


    0029707486                           O            07/01/16
    0


    5485141          S48/S48             F          335,000.00         ZZ
                                         180        327,229.65          1
                                       6.625          2,941.28         43
                                       6.375          2,941.28
    TUSCALOOSA       AL   35406          1            04/11/01         00
    0029753746                           03           06/01/01          0
    0029753746                           O            05/01/16
    0


    5485145          S48/S48             F          675,000.00         ZZ
                                         180        668,642.72          1
                                       7.125          6,114.37         57
                                       6.875          6,114.37
    HEWLETT          NY   11598          5            07/31/01         00
    6059017621                           05           10/01/01          0
    6059017621                           O            09/01/16
    0


    5485147          S48/S48             F          393,500.00         ZZ
                                         180        387,352.55          1
                                       7.250          3,592.12         71
                                       7.000          3,592.12
    SCOTTSDALE       AZ   85259          2            06/21/01         00
    6090475309                           03           08/01/01          0
    6090475309                           O            07/01/16
    0


    5485148          S48/S48             F          350,300.00         ZZ
                                         180        347,036.27          1
                                       7.250          3,197.76         72
                                       7.000          3,197.76
    FORT LAUDERDALE  FL   33315          2            08/09/01         00
    6101148978                           05           10/01/01          0
    6101148978                           O            09/01/16
    0


    5485149          S48/S48             F          500,000.00         ZZ
                                         180        492,188.75          1
                                       7.250          4,564.32         70
                                       7.000          4,564.32
    ATLANTA          GA   30319          5            06/25/01         00
    6162382870                           05           08/01/01          0
    6162382870                           O            07/01/16
    0


1


    5485151          S48/S48             F          446,250.00         ZZ
                                         180        440,749.22          1
                                       7.375          4,105.16         75
                                       7.125          4,105.16
    DAVIE            FL   33314          1            07/09/01         00
    6301530462                           05           09/01/01          0
    6301530462                           O            08/01/16
    0


    5485154          S48/S48             F          599,000.00         ZZ
                                         180        591,536.34          1
                                       7.250          5,468.05         70
                                       7.000          5,468.05
    SANTA FE         NM   87501          5            07/30/01         00
    6388451525                           03           09/01/01          0
    6388451525                           O            08/01/16
    0


    5485156          S48/S48             F          346,000.00         ZZ
                                         180        341,500.05          1
                                       6.750          3,061.79         65
                                       6.500          3,061.79
    FAIRFAX          VA   22030          2            06/29/01         00
    6453745132                           05           09/01/01          0
    6453745132                           O            08/01/16
    0


    5485160          S48/S48             F          315,000.00         ZZ
                                         180        310,946.68          1
                                       6.875          2,809.35         75
                                       6.625          2,809.35
    POMPANO BEACH    FL   33060          1            07/31/01         00
    6958562669                           05           09/01/01          0
    6958562669                           O            08/01/16
    0


    5487155          K39/G02             F          118,400.00         ZZ
                                         180        117,352.97          1
                                       7.850          1,121.27         80
                                       7.600          1,121.27
    BRIGHAM CITY     UT   84302          5            09/07/01         00
    0433214517                           05           10/12/01          0
    722182633                            O            09/12/16
    0


    5490639          E82/G02             F          155,400.00         ZZ
                                         180        154,013.75          1
                                       7.750          1,462.74         77
                                       7.500          1,462.74
1


    MEDFORD          MA   02155          2            08/29/01         00
    0400469565                           08           10/01/01          0
    2000052                              N            09/01/16
    0


    5490645          E82/G02             F          188,400.00         ZZ
                                         180        186,663.58          1
                                       7.375          1,733.14         75
                                       7.125          1,733.14
    ROSLYN HEIGHTS   NY   11577          2            08/30/01         00
    0400446621                           05           10/01/01          0
    0400446621                           O            09/01/16
    0


    5490656          E82/G02             F           75,000.00         ZZ
                                         180         74,340.46          1
                                       7.000            674.12          6
                                       6.750            674.12
    LAS VEGAS        NV   89147          1            09/04/01         00
    0400469318                           03           11/01/01          0
    0400469318                           O            10/01/16
    0


    5490945          601/G02             F           31,500.00         ZZ
                                         180         31,296.31          1
                                       6.750            278.75         30
                                       6.500            278.75
    DOUGLASVILLE     GA   30135          2            09/21/01         00
    0433270410                           05           11/01/01          0
    60807682                             O            10/01/16
    0


    5494352          E22/G02             F          112,000.00         ZZ
                                         180        110,967.75          1
                                       7.375          1,030.31         80
                                       7.125          1,030.31
    BULLARD          TX   75757          5            08/28/01         00
    0412886962                           05           10/01/01          0
    0412886962                           O            09/01/16
    0


    5494368          E22/G02             F           58,800.00         ZZ
                                         120         56,591.27          1
                                       7.250            690.32         79
                                       7.000            690.32
    DALLAS           TX   75223          2            08/27/01         00
    0412910762                           05           10/01/01          0
    0412910762                           O            09/01/11
    0
1




    5494376          E22/G02             F          125,000.00         ZZ
                                         180        123,860.35          1
                                       7.500          1,158.77         34
                                       7.250          1,158.77
    RUMSON           NJ   07760          1            09/04/01         00
    0412919540                           05           10/01/01          0
    0412919540                           O            09/01/16
    0


    5494392          E22/G02             F           62,000.00         ZZ
                                         180         61,387.82          1
                                       7.125            561.62         56
                                       6.875            561.62
    CARROLLTON       TX   75006          5            08/29/01         00
    0412939746                           05           10/01/01          0
    0412939746                           O            09/01/16
    0


    5494415          E22/G02             F           66,000.00         ZZ
                                         180         65,385.08          1
                                       7.250            602.49         95
                                       7.000            602.49
    MEMPHIS          TN   38118          5            08/29/01         10
    0412963373                           09           10/01/01         25
    0412963373                           O            09/01/16
    0


    5494416          E22/G02             F          141,600.00         ZZ
                                         180        140,537.24          1
                                       7.375          1,302.61         80
                                       7.125          1,302.61
    LA VERNE         CA   91750          1            08/24/01         00
    0412963761                           05           11/01/01          0
    0412963761                           N            10/01/16
    0


    5494431          E22/G02             F          117,500.00         ZZ
                                         180        116,369.29          1
                                       6.875          1,047.93         47
                                       6.625          1,047.93
    FAIRFIELD        MT   59436          5            08/29/01         00
    0412975971                           05           10/01/01          0
    0412975971                           O            09/01/16
    0


    5494653          E82/G02             F          221,000.00         ZZ
                                         180        219,616.50          1
1


                                       7.125          2,001.89         62
                                       6.875          2,001.89
    YONKERS          NY   10701          2            08/31/01         00
    0400472304                           05           11/01/01          0
    0400472304                           O            10/01/16
    0


    5495128          W39/G02             F           57,600.00         ZZ
                                         180         57,250.99          1
                                       7.500            533.96         90
                                       7.250            533.96
    PEARL            MS   39208          1            09/10/01         01
    0433251352                           05           11/01/01         25
    991331                               O            10/01/16
    0


    5497999          N74/G02             F           73,700.00         ZZ
                                         120         72,845.91          1
                                       7.000            855.72         54
                                       6.750            855.72
    NACOGDOCHES      TX   75965          5            09/10/01         00
    0433261732                           05           11/01/01          0
    0029297010                           O            10/01/11
    0


    5499087          076/076             F           89,000.00         ZZ
                                         180         87,914.72          1
                                       7.500            825.04         58
                                       7.250            825.04
    WALNUT GROVE     MO   65770          2            07/23/01         00
    5309783                              05           09/01/01          0
    5309783                              O            08/01/16
    0


    5499089          076/076             F           72,075.00         ZZ
                                         180         71,186.54          1
                                       7.375            663.04         75
                                       7.125            663.04
    MANHATTAN        KS   66502          1            07/18/01         00
    5571595                              05           09/01/01          0
    5571595                              O            08/01/16
    0


    5501899          N47/G02             F          364,000.00         ZZ
                                         180        361,671.49          1
                                       6.875          3,246.35         80
                                       6.625          3,246.35
    SAN JOSE         CA   95111          5            09/13/01         00
    0433222544                           05           11/01/01          0
1


    20311290                             O            10/01/16
    0


    5502070          N47/G02             F          272,000.00         ZZ
                                         180        270,261.10          1
                                       7.125          2,463.86         73
                                       6.875          2,463.86
    BERKELEY         CA   94710          5            09/07/01         00
    0433211067                           05           11/01/01          0
    20510741                             O            10/01/16
    0


    5503553          G52/G02             F          315,000.00         ZZ
                                         180        313,006.58          1
                                       7.000          2,831.31         80
                                       6.750          2,831.31
    AHAHEIM          CA   92807          5            09/20/01         00
    0433282654                           05           11/01/01          0
    8905001715                           O            10/01/16
    0


    5505577          E84/G02             F          123,500.00         ZZ
                                         180        122,709.97          1
                                       6.875          1,101.44         67
                                       6.625          1,101.44
    THORNTON         CO   80241          5            09/26/01         00
    0433244050                           05           11/01/01          0
    32801225                             O            10/01/16
    0


    5506492          E22/G02             F           61,750.00         ZZ
                                         180         61,155.78          1
                                       6.875            550.72         95
                                       6.625            550.72
    ROGERSVILLE      AL   35652          5            08/30/01         10
    0412921462                           05           10/01/01         25
    0412921462                           O            09/01/16
    0


    5506496          E22/G02             F          120,000.00         ZZ
                                         180        118,719.69          1
                                       6.625          1,053.59         76
                                       6.375          1,053.59
    TAMARAC          FL   33321          2            08/30/01         00
    0412923302                           03           10/01/01          0
    0412923302                           O            09/01/16
    0


1


    5506532          E22/G02             F          150,400.00         ZZ
                                         180        148,968.16          1
                                       7.000          1,351.84         80
                                       6.750          1,351.84
    WOODWAY          TX   76712          5            08/29/01         00
    0412970808                           05           10/01/01          0
    0412970808                           O            09/01/16
    0


    5515158          P59/G02             F          150,000.00         ZZ
                                         180        149,040.43          1
                                       6.875          1,337.79         74
                                       6.625          1,337.79
    OXNARD           CA   93033          5            09/18/01         00
    0433279007                           05           11/01/01          0
    AT002557                             O            10/01/16
    0


    5516936          E22/G02             F           97,000.00         ZZ
                                         180         96,056.52          1
                                       6.750            858.36         78
                                       6.500            858.36
    COVENTRY         CT   06238          5            08/31/01         00
    0412802175                           05           10/01/01          0
    0412802175                           O            09/01/16
    0


    5516944          E22/G02             F          143,500.00         ZZ
                                         180        142,104.20          1
                                       6.750          1,269.85         70
                                       6.500          1,269.85
    MARCO ISLAND     FL   34145          5            08/31/01         00
    0412874547                           05           10/01/01          0
    0412874547                           O            09/01/16
    0


    5516970          E22/G02             F          176,000.00         ZZ
                                         180        174,269.68          1
                                       6.625          1,545.27         80
                                       6.375          1,545.27
    SUGAR LAND       TX   77479          5            08/31/01         00
    0412929119                           03           10/01/01          0
    0412929119                           O            09/01/16
    0


    5517016          E22/G02             F           72,800.00         ZZ
                                         180         72,086.09          1
                                       7.250            664.56         80
                                       7.000            664.56
1


    DENTON           TX   76201          1            08/31/01         00
    0412960502                           05           10/01/01          0
    0412960502                           N            09/01/16
    0


    5517021          E22/G02             F           63,000.00         ZZ
                                         180         62,393.75          1
                                       6.875            561.87         75
                                       6.625            561.87
    DETROIT          ME   04929          2            09/06/01         00
    0412862805                           05           10/01/01          0
    0412962805                           N            09/01/16
    0


    5517023          E22/G02             F           87,000.00         ZZ
                                         180         86,162.81          1
                                       6.875            775.91         73
                                       6.625            775.91
    DETROIT          ME   04929          5            09/06/01         00
    0412963977                           05           10/01/01          0
    0412963977                           N            09/01/16
    0


    5517027          E22/G02             F          123,800.00         ZZ
                                         180        122,658.96          1
                                       7.375          1,138.87         80
                                       7.125          1,138.87
    FORT WORTH       TX   76116          5            08/30/01         00
    0412965089                           05           10/01/01          0
    0412965089                           O            09/01/16
    0


    5517039          E22/G02             F           96,050.00         ZZ
                                         180         95,211.73          1
                                       8.000            917.90         85
                                       7.750            917.90
    BIRMINGHAM       AL   35235          5            08/31/01         10
    0412970998                           05           10/01/01          6
    0412970998                           O            09/01/16
    0


    5517059          E22/G02             F           80,750.00         ZZ
                                         180         79,995.44          1
                                       7.750            760.08         85
                                       7.500            760.08
    SAULT STE MARIE  MI   49783          5            08/31/01         01
    0412987224                           05           10/01/01         12
    0412987224                           O            09/01/16
    0
1




    5517619          E82/G02             F          209,150.00         ZZ
                                         180        207,797.57          1
                                       6.750          1,850.79         74
                                       6.500          1,850.79
    LOS ANGELES      CA   91335          2            09/10/01         00
    0400484465                           05           11/01/01          0
    1926613                              O            10/01/16
    0


    5518075          P34/G02             F           93,500.00         ZZ
                                         180         92,647.54          1
                                       7.500            866.76         50
                                       7.250            866.76
    ATTLEBORO        MA   02703          5            09/06/01         00
    0433217585                           05           10/11/01          0
    414608                               O            09/11/16
    0


    5519100          K89/G02             F           78,400.00         ZZ
                                         180         77,924.96          1
                                       7.500            726.78         80
                                       7.250            726.78
    HIALEAH GARDENS  FL   33018          2            09/14/01         00
    0433226826                           01           11/01/01          0
    200108076                            O            10/01/16
    0


    5519620          601/G02             F           32,510.00         ZZ
                                         180         32,317.28          1
                                       7.750            306.01         50
                                       7.500            306.01
    BATON ROUGE      LA   70812          2            09/13/01         00
    0433218146                           05           11/01/01          0
    6082834                              N            10/01/16
    0


    5520020          964/G02             F          355,000.00         ZZ
                                         180        352,729.04          1
                                       6.875          3,166.09         62
                                       6.625          3,166.09
    SCOTTSDALE       AZ   85251          5            09/21/01         00
    0433215951                           05           11/01/01          0
    144459                               O            10/01/16
    0


    5523865          E22/G02             F          485,000.00         ZZ
                                         180        480,432.21          1
1


                                       7.125          4,393.28         56
                                       6.875          4,393.28
    MIAMI            FL   33140          2            08/30/01         00
    0412938821                           05           10/01/01          0
    0412938821                           O            09/01/16
    0


    5526730          S27/G02             F          105,000.00         ZZ
                                         180        104,370.70          2
                                       7.625            980.84         75
                                       7.375            980.84
    CHICAGO          IL   60632          5            09/12/01         00
    0433234648                           05           11/01/01          0
    1130003917                           N            10/01/16
    0


    5530564          623/985             F          600,000.00         ZZ
                                         180        588,837.48          1
                                       7.375          5,519.54         92
                                       7.125          5,519.54
    GRAND RAPIDS     MI   49525          4            06/21/01         14
    5295527                              29           07/01/01         30
    5295527                              O            06/01/16
    0


    5530574          623/985             F          372,000.00         ZZ
                                         180        364,474.72          1
                                       7.250          3,395.85         77
                                       7.000          3,395.85
    CANTON           MI   48187          5            05/04/01         00
    5342277                              05           07/01/01          0
    5342277                              O            06/01/16
    0


    5530582          623/985             F          130,000.00         ZZ
                                         180        124,824.93          1
                                       7.750          1,223.66         35
                                       7.500          1,223.66
    BATAVIA          IL   60510          5            12/22/00         00
    5307242                              05           02/01/01          0
    5307242                              O            01/01/16
    0


    5530583          623/985             F          140,000.00         ZZ
                                         180        132,872.04          1
                                       7.750          1,317.79         29
                                       7.500          1,317.79
    FRANKFORT        IL   60423          5            01/11/01         00
    5308227                              05           03/01/01          0
1


    5308227                              O            02/01/16
    0


    5530586          623/985             F           70,500.00         ZZ
                                         180         68,636.73          1
                                       8.125            678.83         75
                                       7.875            678.83
    MANCELONA        MI   49659          1            02/27/01         00
    5320554                              05           04/01/01          0
    5320554                              O            03/01/16
    0


    5530587          623/985             F          308,500.00         ZZ
                                         180        302,882.23          1
                                       7.625          2,881.79         69
                                       7.375          2,881.79
    NAPERVILLE       IL   60564          2            05/03/01         00
    5322161                              03           07/01/01          0
    5322161                              O            06/01/16
    0


    5530588          623/985             F          150,000.00         ZZ
                                         180        146,373.54          1
                                       7.750          1,411.91         75
                                       7.500          1,411.91
    HOLLY            MI   48442          5            02/26/01         00
    5322947                              05           05/01/01          0
    5322947                              O            04/01/16
    0


    5530589          623/985             F           40,000.00         ZZ
                                         180         39,137.62          1
                                       7.750            376.51         65
                                       7.500            376.51
    BURTON           MI   48509          5            04/05/01         00
    5324118                              05           06/01/01          0
    5324118                              N            05/01/16
    0


    5530591          623/985             F          159,100.00         ZZ
                                         180        155,452.98          1
                                       7.000          1,430.04         74
                                       6.750          1,430.04
    PLAINWELL        MI   49080          5            04/19/01         00
    5331848                              05           06/01/01          0
    5331848                              O            05/01/16
    0


1


    5530593          623/985             F           94,500.00         ZZ
                                         180         92,833.90          1
                                       8.000            903.09         70
                                       7.750            903.09
    LANSING          MI   48911          1            05/03/01         00
    5338794                              05           07/01/01          0
    5338794                              O            06/01/16
    0


    5530595          623/985             F          194,000.00         ZZ
                                         180        190,903.78          1
                                       7.000          1,743.73         72
                                       6.750          1,743.73
    ANN ARBOR        MI   48105          2            06/06/01         00
    5343981                              05           08/01/01          0
    5343981                              O            07/01/16
    0


    5531548          U62/G02             F           68,390.00         ZZ
                                         180         67,837.45          1
                                       6.750            605.19         72
                                       6.500            605.19
    WASHINGTON       NC   27889          2            09/20/01         00
    0433231099                           05           11/01/01          0
    2001285681                           O            10/01/16
    0


    5534167          E22/G02             F          275,000.00         ZZ
                                         180        270,818.58          1
                                       6.625          2,414.48         40
                                       6.375          2,414.48
    COTO DE CAZA     CA   92679          2            08/28/01         00
    0412822207                           05           10/01/01          0
    0412822207                           O            09/01/16
    0


    5534178          E22/G02             F          283,500.00         ZZ
                                         180        281,686.44          1
                                       6.875          2,528.41         90
                                       6.625          2,528.41
    CHICKAMAUGA      GA   30707          5            09/05/01         10
    0412886251                           05           11/01/01         25
    0412886251                           O            10/01/16
    0


    5534182          E22/G02             F           76,700.00         ZZ
                                         180         76,000.72          1
                                       7.500            711.02         90
                                       7.250            711.02
1


    CORAL SPRINGS    FL   33071          2            09/04/01         01
    0412894826                           01           10/01/01         25
    0412894826                           O            09/01/16
    0


    5534202          E22/G02             F           57,000.00         ZZ
                                         180         56,485.97          1
                                       7.625            532.45         90
                                       7.375            532.45
    MOBILE           AL   36610          2            09/04/01         01
    0412927725                           05           10/01/01         25
    0412927725                           O            09/01/16
    0


    5534203          E22/G02             F          201,400.00         ZZ
                                         180        200,166.30          1
                                       7.375          1,852.73         69
                                       7.125          1,852.73
    FARMINGTON HILL  MI   48334          2            09/05/01         00
    0412928541                           05           11/01/01          0
    0412928541                           O            10/01/16
    0


    5534225          E22/G02             F           50,500.00         ZZ
                                         180         50,180.41          2
                                       7.000            453.91         41
                                       6.750            453.91
    HAMTRAMCK        MI   48212          5            09/05/01         00
    0412952004                           05           11/01/01          0
    0412952004                           O            10/01/16
    0


    5535058          E82/G02             F          142,000.00         ZZ
                                         180        140,770.21          1
                                       6.625          1,246.75         48
                                       6.375          1,246.75
    DEWEY            AZ   86327          2            09/06/01         00
    0400476966                           05           11/01/01          0
    0400476966                           O            10/01/16
    0


    5535068          E82/G02             F           77,600.00         ZZ
                                         180         76,884.80          1
                                       7.375            713.86         80
                                       7.125            713.86
    SYRACUSE         NY   13214          1            09/04/01         00
    0400471066                           05           10/01/01          0
    0400471066                           O            09/01/16
    0
1




    5536098          N74/G02             F           57,000.00         ZZ
                                         180         56,643.18          1
                                       7.125            516.32         65
                                       6.875            516.32
    EL PASO          TX   79902          5            09/21/01         00
    0433280575                           05           11/01/01          0
    0029321010                           N            10/01/16
    0


    5536229          N74/G02             F           67,000.00         ZZ
                                         180         65,576.01          1
                                       7.000            602.21         84
                                       6.750            602.21
    CONWAY           AR   72032          5            09/13/01         10
    0433248622                           05           11/01/01         12
    0029307010                           O            10/01/16
    0


    5537476          286/286             F          133,000.00         ZZ
                                         180        130,719.50          1
                                       7.125          1,204.76         70
                                       6.875          1,204.76
    FARMINGTON       MO   63640          5            07/25/01         00
    317426                               05           09/01/01          0
    317426                               O            08/01/16
    0


    5537492          286/286             F          352,500.00         ZZ
                                         180        347,902.96          1
                                       6.750          3,119.31         75
                                       6.500          3,119.31
    CARY             NC   27511          5            07/26/01         00
    387319                               03           09/01/01          0
    387319                               O            08/01/16
    0


    5537501          286/286             F          470,400.00         ZZ
                                         180        463,021.78          1
                                       7.250          4,294.11         80
                                       7.000          4,294.11
    GURNEE           IL   60031          1            07/31/01         00
    440730                               05           09/01/01          0
    440730                               O            08/01/16
    0


    5537552          286/286             F          150,000.00         ZZ
                                         180        148,007.24          1
1


                                       6.500          1,306.66         55
                                       6.250          1,306.66
    SAN PABLO        CA   94806          5            07/23/01         00
    9860961                              05           09/01/01          0
    9860961                              O            08/01/16
    0


    5537554          286/286             F          479,500.00         ZZ
                                         180        472,622.55          1
                                       6.750          4,243.14         70
                                       6.500          4,243.14
    LAGUNA BEACH     CA   92677          5            07/30/01         00
    9862064                              05           09/01/01          0
    9862064                              O            08/01/16
    0


    5537577          286/286             F          358,300.00         ZZ
                                         180        353,689.57          1
                                       6.875          3,195.51         80
                                       6.625          3,195.51
    SANDY            UT   84092          1            07/31/01         00
    9879072                              05           09/01/01          0
    9879072                              O            08/01/16
    0


    5537580          286/286             F           59,900.00         T
                                         180         59,353.89          1
                                       7.500            555.28         75
                                       7.250            555.28
    BOISE            ID   83709          1            08/07/01         00
    9936414                              05           10/01/01          0
    9936414                              O            09/01/16
    0


    5537583          286/286             F          560,000.00         ZZ
                                         180        553,022.29          1
                                       7.250          5,112.03         80
                                       7.000          5,112.03
    MOORESTOWN       NJ   08057          5            07/17/01         00
    446014                               05           09/01/01          0
    446014                               O            08/01/16
    0


    5537584          286/286             F          402,800.00         ZZ
                                         180        397,888.16          1
                                       7.500          3,734.01         74
                                       7.250          3,734.01
    WEST ISLIP       NY   11795          2            07/24/01         00
    459855                               05           09/01/01          0
1


    459855                               O            08/01/16
    0


    5537585          286/286             F          290,600.00         ZZ
                                         180        286,860.69          1
                                       6.875          2,591.73         76
                                       6.625          2,591.73
    GOLDEN           CO   80403          2            07/25/01         00
    463160                               05           09/01/01          0
    463160                               O            08/01/16
    0


    5537586          286/286             F          138,200.00         ZZ
                                         180        136,402.65          1
                                       6.750          1,222.94         70
                                       6.500          1,222.94
    WILLIAMSBURG     VA   23188          5            08/01/01         00
    9940685                              05           09/01/01          0
    9940685                              O            08/01/16
    0


    5540703          975/G02             F          144,000.00         ZZ
                                         180        143,058.79          1
                                       6.625          1,264.31         80
                                       6.375          1,264.31
    LA PUENTA AREA   CA   91744          1            09/13/01         00
    0433279668                           05           11/01/01          0
    2013785                              O            10/01/16
    0


    5543779          E22/G02             F          132,000.00         ZZ
                                         180        131,164.67          1
                                       7.000          1,186.45         61
                                       6.750          1,186.45
    AURORA           CO   80013          5            09/11/01         00
    0412981706                           05           11/01/01          0
    0412981706                           N            10/01/16
    0


    5543783          E22/G02             F          275,000.00         ZZ
                                         180        273,259.72          1
                                       7.000          2,471.78         75
                                       6.750          2,471.78
    DALLAS           TX   75248          5            09/05/01         00
    0412986416                           05           11/01/01          0
    0412986416                           O            10/01/16
    0


1


    5545808          N47/G02             F          250,000.00         ZZ
                                         180        248,383.43          1
                                       6.750          2,212.27         33
                                       6.500          2,212.27
    LOS ALTOS        CA   94024          2            09/21/01         00
    0433252483                           05           11/01/01          0
    20311273                             O            10/01/16
    0


    5549978          783/G02             F          376,800.00         ZZ
                                         180        375,571.97          1
                                       6.625          3,308.28         80
                                       6.375          3,308.28
    LAKE STEVENS     WA   98258          5            09/27/01         00
    0433297660                           05           12/01/01          0
    01083103320005                       O            11/01/16
    0


    5550603          U62/G02             F          167,000.00         ZZ
                                         180        165,392.94          1
                                       6.875          1,489.40         62
                                       6.625          1,489.40
    LUBBOCK          TX   79423          2            08/27/01         00
    0433191350                           05           10/01/01          0
    2001279070                           O            09/01/16
    0


    5551222          A52/G02             F          123,200.00         ZZ
                                         180        122,411.89          1
                                       6.875          1,098.76         80
                                       6.625          1,098.76
    LITHONIA         GA   30038          5            09/19/01         00
    0433283611                           05           11/01/01          0
    16303                                O            10/01/16
    0


    5554042          U05/G02             F          146,000.00         ZZ
                                         180        144,595.03          1
                                       6.875          1,302.11         59
                                       6.625          1,302.11
    HUMBLE           TX   77345          5            08/24/01         00
    0433189362                           05           10/01/01          0
    3153670                              O            09/01/16
    0


    5555751          E22/G02             F          135,000.00         ZZ
                                         180        134,190.90          1
                                       7.625          1,261.08         67
                                       7.375          1,261.08
1


    FLOWER MOUND     TX   75022          5            09/05/01         00
    0413005885                           03           11/01/01          0
    0413005885                           O            10/01/16
    0


    5555861          E82/G02             F           79,000.00         ZZ
                                         180         78,494.64          1
                                       6.875            704.56         24
                                       6.625            704.56
    CARRABELLE       FL   32322          2            09/08/01         00
    0400482220                           05           11/01/01          0
    0400482220                           O            10/01/16
    0


    5555863          E82/G02             F          398,200.00         ZZ
                                         180        395,760.81          1
                                       7.375          3,663.13         55
                                       7.125          3,663.13
    DAGSBORO         DE   19939          2            09/01/01         00
    0400474227                           03           11/01/01          0
    0400474227                           O            10/01/16
    0


    5557025          H22/G02             F          375,000.00         ZZ
                                         180        373,790.97          2
                                       6.750          3,318.41         73
                                       6.500          3,318.41
    BAYSIDE          NY   11361          5            10/22/01         00
    0433340726                           05           12/01/01          0
    0109003                              O            11/01/16
    0


    5558388          U05/G02             F           45,300.00         ZZ
                                         180         45,022.51          1
                                       7.375            416.73         34
                                       7.125            416.73
    MIAMI            FL   33055          2            09/17/01         00
    0433413796                           05           11/01/01          0
    3160109                              O            10/01/16
    0


    5560507          H37/G02             F           55,920.00         ZZ
                                         180         55,577.46          1
                                       7.375            514.42         80
                                       7.125            514.42
    UPPER DARBY TOW  PA   19026          1            09/26/01         00
    0433256914                           07           11/01/01          0
    0069698                              O            10/01/16
    0
1




    5564883          480/G02             F          470,625.00         ZZ
                                         180        467,678.82          1
                                       7.125          4,263.07         75
                                       6.875          4,263.07
    TYRONE           GA   30290          5            09/19/01         00
    0433329356                           05           11/01/01          0
    4180444                              O            10/01/16
    0


    5565455          K15/G02             F           26,100.00         ZZ
                                         180         25,946.96          1
                                       7.875            247.55         90
                                       7.625            247.55
    BLACKWELL        OK   74631          5            09/21/01         26
    0433235769                           05           11/01/01         12
    032305303026                         O            10/01/16
    0


    5565537          926/926             F          360,000.00         ZZ
                                         180        350,529.68          1
                                       6.750          3,185.68         79
                                       6.500          3,185.68
    HILTON HEAD ISL  SC   29928          5            03/16/01         00
    161513514                            05           05/01/01          0
    161513514                            O            04/01/16
    0


    5566159          477/G02             F          159,000.00         ZZ
                                         180        157,993.79          1
                                       7.000          1,429.14         84
                                       6.750          1,429.14
    GILBERT          AZ   85233          5            09/20/01         01
    0433320835                           03           11/01/01         12
    115762                               O            10/01/16
    0


    5566372          U62/G02             F          100,000.00         ZZ
                                         180         99,367.16          1
                                       7.000            898.83         33
                                       6.750            898.83
    HAMPTON FALLS    NH   03844          5            09/21/01         00
    0433255643                           05           11/01/01          0
    2001290910                           O            10/01/16
    0


    5566558          E86/G02             F          343,000.00         ZZ
                                         180        340,921.73          2
1


                                       7.500          3,179.65         70
                                       7.250          3,179.65
    BROOKLYN         NY   11209          1            09/06/01         00
    0433215084                           05           11/01/01          0
    1                                    O            10/01/16
    0


    5567240          U62/G02             F          371,000.00         ZZ
                                         180        368,575.06          1
                                       6.625          3,257.36         69
                                       6.375          3,257.36
    STERLING         VA   20165          2            09/21/01         00
    0433239761                           03           11/01/01          0
    2001289912                           O            10/01/16
    0


    5567755          E22/G02             F          115,000.00         ZZ
                                         180        113,951.54          1
                                       7.500          1,066.06         62
                                       7.250          1,066.06
    MUNDELEIN        IL   60060          5            08/24/01         00
    0412969289                           05           10/01/01          0
    0412969289                           O            09/01/16
    0


    5569318          B23/G02             F          249,600.00         ZZ
                                         180        248,037.47          2
                                       7.125          2,260.95         80
                                       6.875          2,260.95
    DOWNEY           CA   90240          2            09/26/01         00
    0433280302                           05           11/01/01          0
    88004744                             O            10/01/16
    0


    5569945          168/168             F          225,000.00         ZZ
                                         180        219,560.26          3
                                       7.750          2,117.87         68
                                       7.500          2,117.87
    CHICAGO          IL   60625          2            03/19/01         00
    0189727071                           05           05/01/01          0
    0189727071                           O            04/01/16
    0


    5572565          N74/G02             F           38,000.00         ZZ
                                         180         37,756.92          1
                                       6.875            338.90         47
                                       6.625            338.90
    CONWAY           AR   72032          5            09/19/01         00
    0433301314                           05           11/01/01          0
1


    0029320010                           O            10/01/16
    0


    5572831          757/G02             F          342,000.00         T
                                         180        339,812.21          1
                                       6.875          3,050.15         90
                                       6.625          3,050.15
    LAVONIA          GA   30553          1            09/26/01         14
    0433313533                           05           11/01/01         20
    1000391910                           O            10/01/16
    0


    5573145          U05/G02             F           76,000.00         ZZ
                                         180         75,534.46          1
                                       7.375            699.14         68
                                       7.125            699.14
    PORT ISABEL      TX   78578          5            09/20/01         00
    0433281441                           05           11/01/01          0
    3162455                              O            10/01/16
    0


    5574465          E22/G02             F          412,500.00         ZZ
                                         180        408,942.54          1
                                       7.250          3,765.56         75
                                       7.000          3,765.56
    SYRACUSE         UT   84075          2            08/31/01         00
    0412953002                           05           11/01/01          0
    0412953002                           O            10/01/16
    0


    5574469          E22/G02             F          107,500.00         ZZ
                                         180        106,819.70          1
                                       7.000            966.24         80
                                       6.750            966.24
    CLEBURNE         TX   76031          5            09/07/01         00
    0412960668                           05           11/01/01          0
    0412960668                           O            10/01/16
    0


    5574473          E22/G02             F          239,500.00         ZZ
                                         180        237,917.71          1
                                       6.500          2,086.30         73
                                       6.250          2,086.30
    MARINA           CA   93933          2            09/06/01         00
    0412974396                           05           11/01/01          0
    0412974396                           O            10/01/16
    0


1


    5574490          E22/G02             F           75,400.00         ZZ
                                         180         74,938.14          1
                                       7.375            693.62         76
                                       7.125            693.62
    SANGER           CA   93657          2            09/06/01         00
    0412991184                           05           11/01/01          0
    0412991184                           O            10/01/16
    0


    5578980          K15/G02             F           67,500.00         ZZ
                                         180         67,104.24          1
                                       7.875            640.20         90
                                       7.625            640.20
    BOYERS           PA   16020          5            09/25/01         26
    0433273141                           05           11/01/01         12
    027105303559                         O            10/01/16
    0


    5579534          601/G02             F          178,400.00         ZZ
                                         180        177,157.21          1
                                       7.250          1,628.55         80
                                       7.000          1,628.55
    KENYON           MN   55946          5            09/24/01         00
    0433396819                           05           11/01/01          0
    60853181                             O            10/01/16
    0


    5579702          Q59/G02             F          344,700.00         ZZ
                                         180        344,700.00          2
                                       7.000          3,098.26         80
                                       6.750          3,098.26
    WESTMINSTER      CA   90720          2            10/30/01         00
    0433393758                           05           01/01/02          0
    304071                               N            12/01/16
    0


    5581732          U66/G02             F           52,000.00         ZZ
                                         180         51,853.03          1
                                       8.250            504.47         80
                                       8.000            504.47
    HOUSTON          TX   77057          1            10/05/01         00
    0433298601                           01           12/01/01          0
    278                                  N            11/01/16
    0


    5583481          U05/G02             F          220,000.00         ZZ
                                         180        218,637.63          1
                                       7.250          2,008.30         78
                                       7.000          2,008.30
1


    SWEETHOME        OR   97386          5            09/20/01         00
    0433310752                           05           11/01/01          0
    3166941                              O            10/01/16
    0


    5586349          K39/G02             F          155,550.00         ZZ
                                         180        154,565.62          1
                                       7.000          1,398.13         85
                                       6.750          1,398.13
    SUNSET           SC   29685          2            10/01/01         10
    0433372935                           05           11/05/01          6
    248453652                            O            10/05/16
    0


    5586778          N47/G02             F          386,000.00         ZZ
                                         180        383,671.25          1
                                       6.750          3,415.75         72
                                       6.500          3,415.75
    CARMEL VALLEY    CA   93924          5            10/01/01         00
    0433256120                           05           12/01/01          0
    20111819                             O            11/01/16
    0


    5588141          E22/G02             F          206,400.00         T
                                         180        205,107.90          1
                                       7.125          1,869.64         80
                                       6.875          1,869.64
    LOWER TWP        NJ   08260          5            09/17/01         00
    0412931701                           05           11/01/01          0
    0412931701                           O            10/01/16
    0


    5588163          E22/G02             F           55,000.00         ZZ
                                         180         54,602.34          1
                                       7.375            505.96         66
                                       7.125            505.96
    COLORADO SPRING  CO   80907          5            09/12/01         00
    0412968943                           01           11/01/01          0
    0412968943                           O            10/01/16
    0


    5588167          E22/G02             F          120,699.00         ZZ
                                         180        119,918.51          1
                                       6.750          1,068.08         29
                                       6.500          1,068.08
    DALY CITY        CA   94014          2            09/04/01         00
    0412976441                           05           11/01/01          0
    0412976441                           O            10/01/16
    0
1




    5588173          E22/G02             F          138,700.00         ZZ
                                         180        137,743.51          1
                                       7.125          1,256.39         95
                                       6.875          1,256.39
    RANCHO CORDOVA   CA   95670          5            09/05/01         01
    0412981789                           05           11/01/01         30
    0412981789                           O            10/01/16
    0


    5588210          E22/G02             F          275,000.00         ZZ
                                         180        272,258.59          1
                                       6.875          2,452.60         74
                                       6.625          2,452.60
    PLANO            TX   75201          5            09/12/01         00
    0413007246                           05           10/01/01          0
    0413007246                           O            09/01/16
    0


    5588217          E22/G02             F           86,000.00         ZZ
                                         180         85,467.44          1
                                       7.250            785.06         70
                                       7.000            785.06
    LANCASTER        TX   75146          5            09/11/01         00
    0413010539                           05           11/01/01          0
    0413010539                           O            10/01/16
    0


    5588600          E82/G02             F           50,400.00         ZZ
                                         180         50,077.60          1
                                       6.875            449.49         90
                                       6.625            449.49
    CHIPPEWA FALLS   WI   54729          1            09/14/01         04
    0400484085                           05           11/01/01         12
    0400484085                           N            10/01/16
    0


    5588604          E82/G02             F           36,000.00         ZZ
                                         180         35,747.35          3
                                       8.125            346.64         90
                                       7.875            346.64
    SYRACUSE         NY   13208          1            09/18/01         04
    0400465126                           05           11/01/01         12
    0400465126                           N            10/01/16
    0


    5588606          E82/G02             F          272,000.00         ZZ
                                         180        270,333.85          3
1


                                       7.375          2,502.19         64
                                       7.125          2,502.19
    MINNEAPOLIS      MN   55408          2            09/17/01         00
    0400484267                           05           11/01/01          0
    0400484267                           N            10/01/16
    0


    5588608          E82/G02             F          200,000.00         ZZ
                                         180        198,220.59          3
                                       6.875          1,783.71         53
                                       6.625          1,783.71
    ASTORIA          NY   11106          2            09/12/01         00
    0400469540                           07           11/01/01          0
    1873354                              O            10/01/16
    0


    5588612          E82/G02             F          147,800.00         ZZ
                                         180        146,823.53          1
                                       6.500          1,287.50         78
                                       6.250          1,287.50
    MIAMI            FL   33129          2            09/12/01         00
    0400491429                           06           11/01/01          0
    1956529                              O            10/01/16
    0


    5588630          601/G02             F          136,000.00         ZZ
                                         180        135,101.49          1
                                       6.500          1,184.71         54
                                       6.250          1,184.71
    GAITHERSBURG     MD   20878          2            09/26/01         00
    0433282274                           05           11/01/01          0
    60850211                             O            10/01/16
    0


    5588768          N74/G02             F           72,000.00         ZZ
                                         180         71,539.40          1
                                       6.875            642.14         82
                                       6.625            642.14
    BROWNSVILLE      TN   38012          5            09/20/01         10
    0433248655                           05           11/01/01         12
    0029528010                           O            10/01/16
    0


    5589146          H37/G02             F          120,000.00         ZZ
                                         180        119,207.20          1
                                       6.500          1,045.33         78
                                       6.250          1,045.33
    LOWER PAXTON TO  PA   17112          5            09/24/01         00
    0433256567                           05           11/01/01          0
1


    0275549                              O            10/01/16
    0


    5589469          B28/G02             F          185,450.00         ZZ
                                         180        184,250.83          1
                                       6.750          1,641.06         52
                                       6.500          1,641.06
    ELIZABETH        CO   80107          2            09/21/01         00
    0433284494                           03           11/01/01          0
    01000579                             O            10/01/16
    0


    5591097          076/076             F          172,500.00         ZZ
                                         180        170,232.52          1
                                       6.625          1,514.54         77
                                       6.375          1,514.54
    MIAMI            FL   33175          2            07/25/01         00
    5221044                              05           09/01/01          0
    5221044                              O            08/01/16
    0


    5591098          076/076             F           84,000.00         ZZ
                                         180         82,919.12          1
                                       6.875            749.16         60
                                       6.625            749.16
    RAPID CITY       SD   57702          2            07/10/01         00
    5240475                              05           09/01/01          0
    5240475                              N            08/01/16
    0


    5591100          076/076             F           63,000.00         ZZ
                                         180         62,408.76          1
                                       7.625            588.51         72
                                       7.375            588.51
    KALAMAZOO        MI   49008          2            07/30/01         00
    5563714                              05           10/01/01          0
    5563714                              O            09/01/16
    0


    5591101          076/076             F          410,000.00         ZZ
                                         180        406,012.01          1
                                       6.750          3,628.13         32
                                       6.500          3,628.13
    BRYN MAWR        PA   19010          2            07/31/01         00
    5748555                              05           10/01/01          0
    5748555                              O            09/01/16
    0


1


    5591102          076/076             F           85,000.00         ZZ
                                         180         84,199.45          1
                                       7.125            769.96         34
                                       6.875            769.96
    DAVENPORT        IA   52806          1            08/10/01         00
    5754375                              05           10/01/01          0
    5754375                              O            09/01/16
    0


    5591103          076/076             F          480,000.00         ZZ
                                         180        475,764.65          1
                                       7.875          4,552.56         75
                                       7.625          4,552.56
    VIENNA           VA   22182          1            08/09/01         00
    5822565                              03           10/01/01          0
    5822565                              O            09/01/16
    0


    5594873          286/286             F           38,000.00         ZZ
                                         180         37,607.83          2
                                       7.500            352.27         61
                                       7.250            352.27
    OKLAHOMA CITY    OK   73106          5            08/10/01         00
    433915                               05           10/01/01          0
    433915                               O            09/01/16
    0


    5595147          286/286             F           87,150.00         ZZ
                                         180         86,346.75          1
                                       7.375            801.72         70
                                       7.125            801.72
    CARMEL           IN   46032          1            08/03/01         00
    101881                               03           10/01/01          0
    101881                               N            09/01/16
    0


    5595148          286/286             F           56,000.00         ZZ
                                         180         55,279.41          1
                                       6.875            499.44         80
                                       6.625            499.44
    BALTIMORE        MD   21224          1            07/31/01         00
    145144                               05           09/01/01          0
    145144                               N            08/01/16
    0


    5595149          286/286             F          150,000.00         ZZ
                                         180        148,210.08          1
                                       7.750          1,411.92         60
                                       7.500          1,411.92
1


    MANCHACA         TX   78652          5            07/13/01         00
    148362                               05           09/01/01          0
    148362                               N            08/01/16
    0


    5595150          286/286             F          118,000.00         T
                                         180        116,497.77          1
                                       7.000          1,060.62         70
                                       6.750          1,060.62
    SOUTH PADRE ISL  TX   78597          1            07/31/01         00
    231220                               01           09/01/01          0
    231220                               O            08/01/16
    0


    5595151          286/286             F           48,000.00         ZZ
                                         180         47,445.64          1
                                       8.125            462.19         80
                                       7.875            462.19
    GLENDALE         AZ   85301          1            07/24/01         00
    313587                               05           09/01/01          0
    313587                               N            08/01/16
    0


    5595152          286/286             F          101,500.00         ZZ
                                         180        100,594.53          1
                                       7.750            955.40         70
                                       7.500            955.40
    QUINCY           MA   02169          1            08/08/01         00
    320026                               03           10/01/01          0
    320026                               N            09/01/16
    0


    5595154          286/286             F           93,500.00         ZZ
                                         180         92,347.46          1
                                       7.375            860.13         59
                                       7.125            860.13
    HANOVER          NH   03755          5            07/26/01         00
    408551                               05           09/01/01          0
    408551                               N            08/01/16
    0


    5595155          286/286             F          162,000.00         ZZ
                                         180        160,108.55          1
                                       8.000          1,548.16         71
                                       7.750          1,548.16
    ROUND LAKE       IL   60073          2            07/20/01         00
    408736                               05           09/01/01          0
    408736                               N            08/01/16
    0
1




    5595156          286/286             F          148,000.00         ZZ
                                         180        146,475.20          1
                                       6.875          1,319.95         80
                                       6.625          1,319.95
    ADDISON          IL   60101          5            08/10/01         00
    409106                               05           10/01/01          0
    409106                               O            09/01/16
    0


    5595157          286/286             F           32,000.00         ZZ
                                         180         31,505.39          1
                                       7.375            294.38         55
                                       7.125            294.38
    PROVIDENCE       RI   02909          2            06/27/01         00
    432657                               05           08/01/01          0
    432657                               N            07/01/16
    0


    5595158          286/286             F           24,000.00         ZZ
                                         180         23,702.08          1
                                       7.750            225.91         80
                                       7.500            225.91
    WALL LAKE        IA   51466          2            07/20/01         00
    434023                               05           09/01/01          0
    434023                               N            08/01/16
    0


    5595159          286/286             F           48,750.00         ZZ
                                         180         47,443.05          1
                                       8.250            472.95         42
                                       8.000            472.95
    SHAWNEE          KS   66203          5            08/08/01         00
    434928                               05           10/01/01          0
    434928                               N            09/01/16
    0


    5595160          286/286             F           65,000.00         ZZ
                                         180         64,285.29          1
                                       7.250            593.37         74
                                       7.000            593.37
    MONSON           MA   01057          5            08/06/01         00
    461319                               05           10/01/01          0
    461319                               O            09/01/16
    0


    5595161          286/286             F           25,000.00         ZZ
                                         180         24,714.42          1
1


                                       8.250            242.54         56
                                       8.000            242.54
    KOKOMO           IN   46902          5            07/31/01         00
    462399                               05           09/01/01          0
    462399                               N            08/01/16
    0


    5595162          286/286             F          117,900.00         ZZ
                                         180        116,462.30          1
                                       7.500          1,092.95         71
                                       7.250          1,092.95
    TEMPERANCE       MI   48182          1            08/03/01         00
    496881                               05           09/01/01          0
    496881                               O            08/01/16
    0


    5595164          286/286             F          142,500.00         ZZ
                                         180        141,256.26          2
                                       8.000          1,361.80         75
                                       7.750          1,361.80
    FORT WORTH       TX   76105          5            08/07/01         00
    9859477                              05           10/01/01          0
    9859477                              N            09/01/16
    0


    5595165          286/286             F          119,250.00         ZZ
                                         180        117,665.74          1
                                       6.500          1,038.80         75
                                       6.250          1,038.80
    PORTLAND         OR   97206          2            07/11/01         00
    9867071                              05           09/01/01          0
    9867071                              N            08/01/16
    0


    5595166          286/286             F          180,000.00         ZZ
                                         180        177,757.18          1
                                       7.250          1,643.15         80
                                       7.000          1,643.15
    SAN JOSE         CA   95119          1            07/27/01         00
    9868248                              05           09/01/01          0
    9868248                              O            08/01/16
    0


    5595855          A52/G02             F          476,000.00         ZZ
                                         180        472,922.03          1
                                       6.750          4,212.17         80
                                       6.500          4,212.17
    ALPHARETTA       GA   30005          2            09/20/01         00
    0433281201                           05           11/01/01          0
1


    15528                                O            10/01/16
    0


    5597987          U62/G02             F          111,150.00         ZZ
                                         180        110,446.62          1
                                       7.000            999.04         65
                                       6.750            999.04
    COLUMBUS         NC   28722          5            09/24/01         00
    0433231065                           05           11/01/01          0
    2001289253                           O            10/01/16
    0


    5598712          624/G02             F          135,000.00         ZZ
                                         180        134,108.11          1
                                       6.500          1,175.99         40
                                       6.250          1,175.99
    SAN DIEGO        CA   92120          2            09/20/01         00
    0433234622                           05           11/01/01          0
    37019910103F                         O            10/01/16
    0


    5600372          E22/G02             F          145,350.00         ZZ
                                         180        144,449.91          1
                                       7.250          1,326.85         61
                                       7.000          1,326.85
    MANSFIELD        TX   76063          5            09/13/01         00
    0413028259                           05           11/01/01          0
    0413028259                           O            10/01/16
    0


    5600379          E22/G02             F           38,700.00         ZZ
                                         180         38,466.70          4
                                       7.875            367.05         86
                                       7.625            367.05
    NEW ORLEANS      LA   70113          1            09/18/01         04
    0413033077                           05           11/01/01         20
    0413033077                           N            10/01/16
    0


    5601008          T08/G02             F          114,500.00         ZZ
                                         180        111,862.33          1
                                       6.875          1,021.17         59
                                       6.625          1,021.17
    TEMPLE TERRACE   FL   33617          5            04/23/01         00
    0433163201                           03           06/01/01          0
    11091197                             O            05/01/16
    0


1


    5601963          601/G02             F          101,430.00         ZZ
                                         180        100,828.72          1
                                       7.750            954.74         70
                                       7.500            954.74
    ATLANTA          GA   30305          1            09/24/01         00
    0433320777                           08           11/01/01          0
    09741085                             O            10/01/16
    0


    5604536          N47/G02             F          113,200.00         ZZ
                                         180        112,452.14          1
                                       6.500            986.09         78
                                       6.250            986.09
    LA PUENTE        CA   91746          2            09/26/01         00
    0433265170                           05           11/01/01          0
    30311248                             N            10/01/16
    0


    5606214          253/253             F          200,000.00         ZZ
                                         180        199,362.12          1
                                       6.875          1,783.71         80
                                       6.625          1,783.71
    FORT WORTH       TX   76109          5            10/04/01         00
    981005                               05           12/01/01          0
    981005                               O            11/01/16
    0


    5606268          975/G02             F          230,000.00         ZZ
                                         180        229,250.40          1
                                       6.625          2,019.39         76
                                       6.375          2,019.39
    OCEANSIDE        CA   92056          5            10/19/01         00
    0433402807                           05           12/01/01          0
    2014171                              O            11/01/16
    0


    5609457          U05/G02             F           65,000.00         ZZ
                                         180         64,797.15          1
                                       7.125            588.79         72
                                       6.875            588.79
    HOUSTON          TX   77089          5            10/15/01         00
    0433331634                           03           12/01/01          0
    3170038                              O            11/01/16
    0


    5614815          E22/G02             F          112,000.00         ZZ
                                         180        111,081.26          1
                                       6.875            998.88         80
                                       6.625            998.88
1


    PIPE CREEK       TX   78063          1            09/19/01         00
    0412907206                           03           11/01/01          0
    0412907206                           O            10/01/16
    0


    5614877          E22/G02             F          124,000.00         ZZ
                                         180        123,232.12          1
                                       7.250          1,131.95         43
                                       7.000          1,131.95
    LAGUNA HILLS     CA   92653          2            09/11/01         00
    0412976870                           05           11/01/01          0
    0412976870                           N            10/01/16
    0


    5614888          E22/G02             F           58,000.00         ZZ
                                         180         57,569.87          1
                                       7.250            529.46         76
                                       7.000            529.46
    GARLAND          TX   75040          5            09/17/01         00
    0412980674                           05           11/01/01          0
    0412980674                           O            10/01/16
    0


    5614892          E22/G02             F           76,000.00         ZZ
                                         180         75,513.83          1
                                       6.875            677.81         80
                                       6.625            677.81
    BAY MINETTE      AL   36507          5            09/14/01         00
    0412982779                           05           11/01/01          0
    0412982779                           O            10/01/16
    0


    5614933          E22/G02             F          119,500.00         ZZ
                                         180        118,783.79          1
                                       7.625          1,116.29         80
                                       7.375          1,116.29
    FRIENDSWOOD      TX   77546          5            09/17/01         00
    0412995078                           05           11/01/01          0
    0412995078                           O            10/01/16
    0


    5614955          E22/G02             F          195,200.00         ZZ
                                         180        193,964.72          1
                                       7.000          1,754.51         80
                                       6.750          1,754.51
    HOOVER           AL   35226          5            09/17/01         00
    0413001892                           05           11/01/01          0
    0413001892                           O            10/01/16
    0
1




    5614987          E22/G02             F          188,000.00         ZZ
                                         180        186,885.55          1
                                       7.750          1,769.60         80
                                       7.500          1,769.60
    FRISCO           TX   75035          5            09/14/01         00
    0413011669                           05           11/01/01          0
    0413011669                           O            10/01/16
    0


    5614990          E22/G02             F           70,100.00         ZZ
                                         180         69,665.89          1
                                       7.250            639.92         89
                                       7.000            639.92
    OWASSO           OK   74055          5            09/17/01         04
    0413014671                           05           11/01/01         12
    0413014671                           O            10/01/16
    0


    5615020          E22/G02             F          180,000.00         ZZ
                                         180        178,902.85          1
                                       7.500          1,668.62         64
                                       7.250          1,668.62
    CLINTON TOWNSHI  MI   48038          2            09/14/01         00
    0413023912                           05           11/01/01          0
    0413023912                           O            10/01/16
    0


    5615161          E82/G02             F          200,000.00         ZZ
                                         180        198,761.47          4
                                       7.250          1,825.73         65
                                       7.000          1,825.73
    BIRMINGHAM       AL   35205          5            09/11/01         00
    0400478707                           05           11/01/01          0
    1749370                              O            10/01/16
    0


    5616310          Q73/G02             F           99,000.00         ZZ
                                         180         98,677.35          1
                                       6.625            869.21         49
                                       6.375            869.21
    GUNTERSVILLE     AL   35976          5            10/12/01         00
    0433352531                           05           12/01/01          0
    2853912                              O            11/01/16
    0


    5617760          601/G02             F          157,500.00         ZZ
                                         180        156,535.22          2
1


                                       7.375          1,448.88         75
                                       7.125          1,448.88
    CRYSTAL          MN   55422          5            09/26/01         00
    0433272390                           05           11/01/01          0
    60802873                             N            10/01/16
    0


    5617806          601/G02             F          157,000.00         ZZ
                                         180        156,027.75          1
                                       7.250          1,433.20         74
                                       7.000          1,433.20
    ELDERSBURG       MD   21784          5            09/27/01         00
    0433308467                           05           11/01/01          0
    6087503                              O            10/01/16
    0


    5618721          E47/G02             F          120,000.00         ZZ
                                         180        119,207.20          1
                                       6.500          1,045.33         48
                                       6.250          1,045.33
    LAFAYETTE        CO   80026          2            09/26/01         00
    0433289873                           05           11/01/01          0
    7321010949                           O            10/01/16
    0


    5620672          F62/G02             F          135,000.00         ZZ
                                         180        135,000.00          3
                                       7.000          1,213.42         69
                                       6.750          1,213.42
    POMPANO BEACH    FL   33060          5            11/09/01         00
    0433392891                           05           01/01/02          0
    22561                                O            12/01/16
    0


    5620905          T90/G02             F          115,000.00         ZZ
                                         180        114,633.22          1
                                       6.875          1,025.63         55
                                       6.625          1,025.63
    DACULA           GA   30019          2            10/10/01         00
    0433346848                           03           12/01/01          0
    55868                                O            11/01/16
    0


    5623098          405/405             F          400,000.00         ZZ
                                         180        391,010.07          1
                                       7.000          3,595.31         80
                                       6.500          3,595.31
    SAN DIEGO        CA   92116          5            04/13/01         00
    0012107025                           05           06/01/01          0
1


    0012107025                           O            05/01/16
    0


    5623104          405/405             F          650,000.00         ZZ
                                         180        643,336.28          1
                                       7.000          5,842.39         74
                                       6.500          5,842.39
    LOS ANGELES      CA   90272          5            08/02/01         00
    0017579665                           05           10/01/01          0
    0017579665                           O            09/01/16
    0


    5623109          405/405             F          530,000.00         ZZ
                                         180        525,008.38          1
                                       7.125          4,800.91         75
                                       6.625          4,800.91
    FOSTER CITY      CA   94404          2            08/01/01         00
    0017605643                           05           10/01/01          0
    0017605643                           O            09/01/16
    0


    5623111          405/405             F          406,000.00         ZZ
                                         180        400,775.76          1
                                       6.875          3,620.93         79
                                       6.375          3,620.93
    DAVIS            CA   95616          5            07/25/01         00
    0017618703                           05           09/01/01          0
    0017618703                           O            08/01/16
    0


    5624936          601/G02             F          123,000.00         ZZ
                                         180        122,611.94          1
                                       7.000          1,105.56         60
                                       6.750          1,105.56
    LITTLETON        CO   80127          5            10/09/01         00
    0433312402                           05           12/01/01          0
    60724747                             O            11/01/16
    0


    5626099          E22/G02             F           63,200.00         ZZ
                                         180         62,833.51          1
                                       8.000            603.97         75
                                       7.750            603.97
    DAYTONA BEACH    FL   32118          1            09/18/01         00
    0412962763                           05           11/01/01          0
    0412962763                           N            10/01/16
    0


1


    5626141          E22/G02             F          204,000.00         ZZ
                                         180        202,695.01          1
                                       6.875          1,819.38         80
                                       6.625          1,819.38
    DENVER           CO   80209          2            09/24/01         00
    0412996795                           05           11/01/01          0
    0412996795                           N            10/01/16
    0


    5626164          E22/G02             F          206,500.00         ZZ
                                         180        205,193.20          1
                                       7.000          1,856.08         70
                                       6.750          1,856.08
    STRATFORD        CT   06614          5            09/19/01         00
    0413011099                           05           11/01/01          0
    0413011099                           O            10/01/16
    0


    5626167          E22/G02             F           81,600.00         ZZ
                                         180         81,110.95          1
                                       7.625            762.25         80
                                       7.375            762.25
    HOUSTON          TX   77065          5            09/19/01         00
    0413012733                           03           11/01/01          0
    0413012733                           O            10/01/16
    0


    5627171          623/G02             F          265,000.00         ZZ
                                         180        262,477.14          1
                                       7.000          2,381.90         68
                                       6.750          2,381.90
    ELK GROVE        CA   95624          5            08/17/01         00
    0433221348                           05           10/01/01          0
    1987509                              O            09/01/16
    0


    5627172          623/G02             F          431,000.00         ZZ
                                         180        425,454.10          2
                                       6.875          3,843.89         75
                                       6.625          3,843.89
    BAYSIDE          NY   11361          1            07/27/01         00
    0433221488                           07           09/01/01          0
    5359399                              O            08/01/16
    0


    5627174          623/G02             F          449,950.00         ZZ
                                         180        445,979.80          1
                                       7.875          4,267.55         60
                                       7.625          4,267.55
1


    RYE              NY   10580          1            08/15/01         00
    0433221363                           05           10/01/01          0
    5368492                              O            09/01/16
    0


    5627175          623/G02             F          388,000.00         ZZ
                                         180        377,892.07          1
                                       7.125          3,514.62         61
                                       6.875          3,514.62
    ROCKVILLE        MD   20850          2            08/13/01         00
    0433221082                           05           10/01/01          0
    5368866                              O            09/01/16
    0


    5627176          623/G02             F           55,000.00         ZZ
                                         180         54,451.61          1
                                       6.875            490.52         48
                                       6.625            490.52
    STATESBORO       GA   30458          1            08/24/01         00
    0433223104                           05           10/01/01          0
    5369200                              O            09/01/16
    0


    5627177          623/G02             F          110,800.00         ZZ
                                         180        109,705.70          1
                                       7.125          1,003.66         80
                                       6.875          1,003.66
    LAKESIDE         OH   43440          5            08/10/01         00
    0433221272                           05           10/01/01          0
    5369432                              O            09/01/16
    0


    5627179          623/G02             F          304,000.00         ZZ
                                         180        301,317.60          1
                                       7.875          2,883.29         80
                                       7.625          2,883.29
    CLAYTON          MO   63105          1            08/13/01         00
    0433221066                           01           10/01/01          0
    5371254                              O            09/01/16
    0


    5627550          B68/G02             F          300,000.00         ZZ
                                         180        297,113.10          1
                                       6.875          2,675.56         79
                                       6.625          2,675.56
    SEBASTOPOL       CA   95472          5            08/31/01         00
    0433187655                           05           10/01/01          0
    1031037562                           O            09/01/16
    0
1




    5628651          E47/G02             F           79,650.00         ZZ
                                         180         79,129.39          1
                                       6.625            699.32         64
                                       6.375            699.32
    HOUSTON          TX   77082          2            09/27/01         00
    0433328010                           05           11/01/01          0
    7363011156                           O            10/01/16
    0


    5632108          964/G02             F          324,700.00         ZZ
                                         180        322,554.81          1
                                       6.500          2,828.49         57
                                       6.250          2,828.49
    HUNTINGTON BEAC  CA   92648          2            09/18/01         00
    0433208931                           03           11/01/01          0
    140180                               O            10/01/16
    0


    5633485          G13/G02             F          133,500.00         ZZ
                                         180        132,618.01          1
                                       6.500          1,162.93         75
                                       6.250          1,162.93
    AUSTIN           TX   78727          5            09/11/01         00
    0433227832                           05           11/01/01          0
    0081267                              O            10/01/16
    0


    5634510          367/367             F          350,000.00         ZZ
                                         180        347,761.04          1
                                       6.875          3,121.49         79
                                       6.625          3,121.49
    WASHINGTON       DC   20007          5            09/17/01         00
    99287430                             07           11/01/01          0
    99287430                             O            10/01/16
    0


    5634831          601/G02             F          102,600.00         ZZ
                                         180        101,602.02          3
                                       6.750            907.92         90
                                       6.500            907.92
    TORRINGTON       CT   06790          1            08/29/01         11
    0433223666                           05           10/01/01         12
    60737616                             O            09/01/16
    0


    5636238          K15/G02             F           99,700.00         ZZ
                                         180         99,115.45          1
1


                                       7.875            945.60         95
                                       7.625            945.60
    TROTWOOD         OH   45416          5            09/25/01         26
    0433310604                           05           11/01/01         25
    027805302736                         O            10/01/16
    0


    5637012          U28/G02             F           52,500.00         ZZ
                                         180         52,188.78          1
                                       7.750            494.17         75
                                       7.500            494.17
    DANIELSVILLE     GA   30633          5            09/14/01         00
    0433258753                           05           11/01/01          0
    1                                    N            10/01/16
    0


    5639673          E22/G02             F           67,500.00         ZZ
                                         180         67,079.74          1
                                       7.750            635.36         90
                                       7.500            635.36
    CLIMAX-SCOTTS    MI   49034          5            09/20/01         04
    0412801953                           05           11/01/01         25
    0412801953                           O            10/01/16
    0


    5639693          E22/G02             F          112,300.00         ZZ
                                         180        111,089.34          1
                                       7.000          1,009.38         47
                                       6.750          1,009.38
    NEW BALTIMORE    MI   48047          5            09/20/01         00
    0412974263                           05           11/01/01          0
    0412974263                           O            10/01/16
    0


    5639732          E22/G02             F           66,000.00         ZZ
                                         180         65,608.76          1
                                       7.750            621.24         93
                                       7.500            621.24
    SELMA            AL   36701          2            09/20/01         01
    0413021825                           05           11/01/01         25
    0413021825                           O            10/01/16
    0


    5641999          U62/G02             F           80,000.00         ZZ
                                         180         79,499.20          1
                                       7.125            724.66         80
                                       6.875            724.66
    DALLAS           TX   75218          5            09/21/01         00
    0433256435                           05           11/01/01          0
1


    2001294065                           O            10/01/16
    0


    5646927          144/144             F          170,500.00         ZZ
                                         180        166,161.25          1
                                       6.750          1,508.77         85
                                       6.500          1,508.77
    T/OSSINING       NY   10562          5            04/30/01         04
    160665257                            05           06/01/01          6
    160665257                            O            05/01/16
    0


    5647534          K79/G02             F          374,000.00         ZZ
                                         180        372,832.82          1
                                       7.125          3,387.81         80
                                       6.875          3,387.81
    MARSHFIELD       MA   02050          5            10/30/01         00
    0433381563                           05           12/01/01          0
    14102                                O            11/01/16
    0


    5648591          461/G02             F          400,000.00         ZZ
                                         180        397,413.47          1
                                       6.750          3,539.64         80
                                       6.500          3,539.64
    SAN DIMAS        CA   91773          5            09/11/01         00
    0433230901                           05           11/01/01          0
    9030809008                           O            10/01/16
    0


    5648592          461/G02             F          400,000.00         ZZ
                                         180        397,413.47          1
                                       6.750          3,539.64         80
                                       6.500          3,539.64
    BENICIA          CA   94510          5            09/12/01         00
    0433230927                           05           11/01/01          0
    9030675565                           O            10/01/16
    0


    5650803          601/G02             F           51,200.00         ZZ
                                         180         51,034.92          1
                                       6.750            453.08         80
                                       6.500            453.08
    PUEBLO           CO   81001          2            10/11/01         00
    0433401866                           05           12/01/01          0
    60892064                             N            11/01/16
    0


1


    5651070          B57/G02             F          326,500.00         ZZ
                                         180        326,500.00          1
                                       6.375          2,821.78         76
                                       6.125          2,821.78
    FRESNO           CA   93711          5            11/08/01         00
    0433386380                           05           01/01/02          0
    2117130                              O            12/01/16
    0


    5652504          E22/G02             F           87,500.00         ZZ
                                         180         86,958.14          1
                                       7.250            798.76         38
                                       7.000            798.76
    INDIAN ROCKS BE  FL   33785          2            09/21/01         00
    0412997850                           05           11/01/01          0
    0412997850                           O            10/01/16
    0


    5652549          E22/G02             F           58,000.00         ZZ
                                         180         57,628.96          1
                                       6.875            517.28         78
                                       6.625            517.28
    DALLAS           TX   75208          2            09/21/01         00
    0413037755                           05           11/01/01          0
    0413037755                           O            10/01/16
    0


    5652561          E22/G02             F          158,275.00         ZZ
                                         180        157,273.39          1
                                       7.000          1,422.62         71
                                       6.750          1,422.62
    PLANO            TX   75025          5            09/21/01         00
    0413044264                           05           11/01/01          0
    0413044264                           O            10/01/16
    0


    5652589          E22/G02             F          168,000.00         ZZ
                                         180        166,913.65          1
                                       6.750          1,486.65         80
                                       6.500          1,486.65
    FLORENCE         OR   97439          5            09/21/01         00
    0413061136                           05           11/01/01          0
    0413061136                           O            10/01/16
    0


    5652597          E22/G02             F           96,800.00         ZZ
                                         180         96,122.16          1
                                       6.750            856.59         80
                                       6.500            856.59
1


    PLANO            TX   75023          1            09/26/01         00
    0413076597                           05           11/01/01          0
    0413076597                           N            10/01/16
    0


    5654204          N74/G02             F           77,000.00         ZZ
                                         180         76,533.45          1
                                       7.500            713.80         70
                                       7.250            713.80
    FAYETTEVILLE     NC   28302          5            09/28/01         00
    0433256856                           05           11/01/01          0
    0029373010                           N            10/01/16
    0


    5656388          Q41/G02             F           68,228.00         ZZ
                                         180         67,819.09          1
                                       7.625            637.34         80
                                       7.375            637.34
    DALLAS           TX   75227          1            09/28/01         00
    0433322583                           05           11/01/01          0
    51031659                             O            10/01/16
    0


    5656540          738/G02             F          147,800.00         ZZ
                                         180        147,328.60          1
                                       6.875          1,318.17         80
                                       6.625          1,318.17
    ORLANDO          FL   32825          1            10/24/01         00
    0433422623                           03           12/01/01          0
    00400808770009                       O            11/01/16
    0


    5657063          U35/G02             F           28,350.00         ZZ
                                         180         28,183.77          3
                                       7.875            268.89         90
                                       7.625            268.89
    STANLEY          WI   54768          1            09/28/01         11
    0433257318                           05           11/01/01         25
    34708                                N            10/01/16
    0


    5658033          Q57/G02             F          124,000.00         ZZ
                                         180        122,091.12          1
                                       6.500          1,080.17         57
                                       6.250          1,080.17
    SUISAN CITY      CA   94585          5            07/18/01         00
    0433280831                           05           09/01/01          0
    36500061                             O            08/01/16
    0
1




    5658209          N74/G02             F           72,500.00         ZZ
                                         180         72,266.25          1
                                       6.750            641.56         58
                                       6.500            641.56
    ROUND ROCK       TX   78664          2            09/28/01         00
    0433285111                           05           12/01/01          0
    0029377010                           O            11/01/16
    0


    5658495          964/G02             F          138,000.00         ZZ
                                         180        137,559.87          1
                                       6.875          1,230.76         88
                                       6.625          1,230.76
    LAS VEGAS        NV   89110          2            10/12/01         10
    0433304425                           05           12/01/01         25
    139671                               O            11/01/16
    0


    5658647          286/286             F          145,000.00         ZZ
                                         180        142,899.70          1
                                       8.125          1,396.18         54
                                       7.875          1,396.18
    STOUGHTON        MA   02072          5            06/28/01         00
    270145                               05           08/01/01          0
    270145                               O            07/01/16
    0


    5658649          286/286             F          135,000.00         T
                                         180        133,389.06          1
                                       7.750          1,270.73         60
                                       7.500          1,270.73
    QUINCY           MA   02169          1            07/31/01         00
    319858                               05           09/01/01          0
    319858                               O            08/01/16
    0


    5658650          286/286             F           97,500.00         ZZ
                                         180         96,103.04          1
                                       8.250            945.89         75
                                       8.000            945.89
    SACRAMENTO       CA   95828          5            06/29/01         00
    342644                               05           08/01/01          0
    342644                               O            07/01/16
    0


    5658651          286/286             F          153,750.00         ZZ
                                         180        151,269.88          1
1


                                       6.875          1,371.23         75
                                       6.625          1,371.23
    WASHINGTON       MD   20011          5            06/25/01         00
    419170                               05           08/01/01          0
    419170                               O            07/01/16
    0


    5658652          286/286             F           30,000.00         ZZ
                                         180         26,693.10          1
                                       7.125            271.75         54
                                       6.875            271.75
    CHAMPAIGN        IL   61820          1            07/19/01         00
    431659                               01           09/01/01          0
    431659                               O            08/01/16
    0


    5658653          286/286             F           30,000.00         ZZ
                                         180         29,746.68          1
                                       8.375            293.23         18
                                       8.125            293.23
    WEST BABYLON     NY   11704          1            08/09/01         00
    459682                               05           10/01/01          0
    459682                               O            09/01/16
    0


    5658654          286/286             F          391,500.00         ZZ
                                         180        387,988.43          1
                                       8.000          3,741.38         90
                                       7.750          3,741.38
    FISHERVILLE      KY   40023          1            08/30/01         11
    505468                               05           10/01/01         12
    505468                               O            09/01/16
    0


    5660569          N74/G02             F           33,725.00         ZZ
                                         180         33,509.26          1
                                       6.875            300.78         95
                                       6.625            300.78
    DANVILLE         VA   24541          1            09/28/01         10
    0433256880                           05           11/01/01         30
    0029378010                           O            10/01/16
    0


    5660712          E82/G02             F           57,000.00         ZZ
                                         180         56,639.29          1
                                       7.000            512.33         95
                                       6.750            512.33
    WICHITA          KS   67211          5            09/19/01         04
    0400466157                           05           11/01/01         25
1


    0400466157                           O            10/01/16
    0


    5660714          E82/G02             F          165,000.00         ZZ
                                         180        163,944.49          1
                                       6.875          1,471.56         66
                                       6.625          1,471.56
    LEHI             UT   84043          2            09/25/01         00
    0400471371                           05           11/01/01          0
    1536704                              N            10/01/16
    0


    5660724          E82/G02             F          151,000.00         ZZ
                                         180        150,034.05          1
                                       6.875          1,346.70         82
                                       6.625          1,346.70
    JACKSON          MI   49201          5            09/19/01         04
    0400484358                           05           11/01/01          6
    0400484358                           O            10/01/16
    0


    5660730          E82/G02             F          134,000.00         ZZ
                                         180        133,133.51          1
                                       6.750          1,185.78         79
                                       6.500          1,185.78
    OLD BRIDGE       NJ   08879          2            09/20/01         00
    0400487989                           01           11/01/01          0
    3230804                              O            10/01/16
    0


    5660733          E82/G02             F          382,000.00         ZZ
                                         180        379,467.64          1
                                       7.875          3,623.08         89
                                       7.625          3,623.08
    ANAHEIM          CA   92808          5            09/20/01         04
    0400478616                           03           11/01/01         12
    0400478616                           O            10/01/16
    0


    5660736          E82/G02             F          207,400.00         ZZ
                                         180        206,087.51          2
                                       7.000          1,864.17         54
                                       6.750          1,864.17
    MANZANITA        OR   97130          2            09/11/01         00
    0400476958                           05           11/01/01          0
    1551396                              O            10/01/16
    0


1


    5660746          E82/G02             F          305,000.00         ZZ
                                         180        303,111.27          1
                                       7.250          2,784.23         68
                                       7.000          2,784.23
    NEW BRIGHTON     MN   55112          2            09/20/01         00
    0400450920                           05           11/01/01          0
    0400450920                           O            10/01/16
    0


    5660749          E82/G02             F           60,000.00         ZZ
                                         180         59,628.44          1
                                       7.250            547.72         27
                                       7.000            547.72
    CORRALES         NM   87048          2            09/19/01         00
    0400484002                           05           11/01/01          0
    1538864                              O            10/01/16
    0


    5662027          N74/G02             F          203,500.00         ZZ
                                         180        202,815.04          1
                                       6.250          1,744.86         59
                                       6.000          1,744.86
    SUFFOLK          VA   23434          5            09/28/01         00
    0433263829                           05           12/01/01          0
    0029379010                           O            11/01/16
    0


    5662675          N74/G02             F           52,000.00         ZZ
                                         120         51,651.63          1
                                       7.125            607.12         67
                                       6.875            607.12
    BEAUMONT         TX   77708          5            09/28/01         00
    0433265352                           05           12/01/01          0
    0029380010                           O            11/01/11
    0


    5665039          E22/G02             F           91,500.00         ZZ
                                         180         90,920.96          1
                                       7.000            822.43         64
                                       6.750            822.43
    MODESTO          CA   95354          5            09/18/01         00
    0412996761                           05           11/01/01          0
    0412996761                           O            10/01/16
    0


    5665446          076/076             F          105,000.00         ZZ
                                         180        104,011.10          1
                                       7.125            951.12         75
                                       6.875            951.12
1


    TROY             AL   36079          5            08/27/01         00
    5154008                              05           10/01/01          0
    5154008                              O            09/01/16
    0


    5665447          076/076             F          274,950.00         ZZ
                                         180        272,415.90          1
                                       7.375          2,529.33         37
                                       7.125          2,529.33
    PANAMA CITY BEA  FL   32408          5            08/20/01         00
    5172355                              03           10/01/01          0
    5172355                              O            09/01/16
    0


    5665448          076/076             F          169,000.00         ZZ
                                         180        167,347.09          1
                                       6.750          1,495.50         29
                                       6.500          1,495.50
    ELKHART LAKE     WI   53020          2            08/16/01         00
    5460803                              05           10/01/01          0
    5460803                              O            09/01/16
    0


    5665449          076/076             F          118,000.00         ZZ
                                         120        115,956.72          1
                                       7.125          1,377.69         77
                                       6.875          1,377.69
    SALISBURY        MD   21804          2            08/15/01         00
    5543259                              05           10/01/01          0
    5543259                              O            09/01/11
    0


    5665515          F28/G02             F          540,000.00         ZZ
                                         180        534,576.68          1
                                       6.375          4,666.95         75
                                       6.125          4,666.95
    SHERMAN OAKS     CA   91423          5            08/06/01         00
    0433195112                           05           10/01/01          0
    7179015                              O            09/01/16
    0


    5665758          738/G02             F          101,500.00         ZZ
                                         180        101,179.76          1
                                       7.000            912.32         68
                                       6.750            912.32
    BOCA RATON       FL   33434          2            10/26/01         00
    0433392248                           03           12/01/01          0
    00401351880005                       O            11/01/16
    0
1




    5668807          N74/G02             F           91,000.00         ZZ
                                         180         90,700.21          1
                                       6.500            792.71         76
                                       6.250            792.71
    RICHMOND         VA   23236          5            09/28/01         00
    0433265451                           05           12/01/01          0
    0029386010                           O            11/01/16
    0


    5668851          168/168             F          146,000.00         ZZ
                                         180        142,800.97          1
                                       7.375          1,343.09         72
                                       7.125          1,343.09
    FREDERICK        MD   21701          2            04/10/01         00
    0169671836                           05           06/01/01          0
    0169671836                           O            05/01/16
    0


    5669439          A46/G02             F           50,000.00         ZZ
                                         180         49,642.25          1
                                       7.000            449.42         29
                                       6.750            449.42
    ALBUQUERQUE      NM   87122          1            10/03/01         00
    0433300183                           05           12/01/01          0
    0882001                              O            11/01/16
    0


    5669519          964/G02             F          440,000.00         ZZ
                                         180        438,641.73          1
                                       7.250          4,016.60         80
                                       7.000          4,016.60
    TEMPLETON        CA   93465          1            10/02/01         00
    0433287778                           05           12/01/01          0
    143149                               O            11/01/16
    0


    5670366          N74/G02             F           48,000.00         T
                                         180         47,682.88          1
                                       6.500            418.13         80
                                       6.250            418.13
    WEST JEFFERSON   NC   28694          5            09/28/01         00
    0433279957                           05           11/01/01          0
    0029385010                           O            10/01/16
    0


    5670959          F44/G02             F           93,000.00         T
                                         180         92,436.48          1
1


                                       7.500            862.13         66
                                       7.250            862.13
    LUSBY            MD   20657          2            09/07/01         00
    0433271806                           05           11/01/01          0
    710078                               O            10/01/16
    0


    5672767          624/G02             F          560,000.00         ZZ
                                         180        558,155.13          1
                                       6.500          4,878.20         80
                                       6.250          4,878.20
    PASO ROBLES      CA   93446          5            10/03/01         00
    0433316270                           05           12/01/01          0
    72014612083F                         O            11/01/16
    0


    5673371          U05/G02             F          128,000.00         ZZ
                                         180        127,189.98          3
                                       7.000          1,150.50         80
                                       6.750          1,150.50
    STOCKTON         CA   95209          1            09/04/01         00
    0433335619                           05           11/01/01          0
    3154193                              N            10/01/16
    0


    5677964          964/G02             F          122,500.00         ZZ
                                         180        121,716.36          1
                                       6.875          1,092.52         62
                                       6.625          1,092.52
    COLORADO SPRING  CO   80907          5            09/05/01         00
    0433227972                           05           11/01/01          0
    140961                               O            10/01/16
    0


    5678143          E82/G02             F          541,400.00         ZZ
                                         180        538,047.34          1
                                       7.250          4,942.24         67
                                       7.000          4,942.24
    CONCORD          MA   01742          2            09/24/01         00
    0400479150                           05           11/01/01          0
    0400479150                           O            10/01/16
    0


    5678153          E82/G02             F          225,000.00         ZZ
                                         180        220,519.32          1
                                       6.750          1,991.05         30
                                       6.500          1,991.05
    MANHATTAN BEACH  CA   90266          2            09/10/01         00
    0400474326                           05           11/01/01          0
1


    1843494                              O            10/01/16
    0


    5678162          E82/G02             F          142,500.00         ZZ
                                         180        141,558.55          1
                                       6.500          1,241.33         80
                                       6.250          1,241.33
    LAKE ZURICH      IL   60047          2            09/21/01         00
    0400490454                           05           11/01/01          0
    0400490454                           O            10/01/16
    0


    5678172          E82/G02             F          148,400.00         ZZ
                                         180        147,430.03          1
                                       6.625          1,302.94         80
                                       6.375          1,302.94
    CLARKSTON        MI   48346          2            09/20/01         00
    0400491635                           05           11/01/01          0
    3314836                              O            10/01/16
    0


    5678176          E82/G02             F          291,500.00         ZZ
                                         180        289,752.97          1
                                       7.625          2,722.99         85
                                       7.375          2,722.99
    STATEN ISLAND    NY   10314          5            09/24/01         04
    0400483459                           05           11/01/01         12
    0400483459                           O            10/01/16
    0


    5678185          E82/G02             F          119,000.00         ZZ
                                         180        118,222.20          1
                                       6.625          1,044.81         59
                                       6.375          1,044.81
    SPRINGFIELD      VA   22151          2            09/19/01         00
    0400489399                           05           11/01/01          0
    1654465                              O            10/01/16
    0


    5678456          R65/G02             F          400,000.00         T
                                         180        395,949.63          1
                                       6.875          3,567.42         78
                                       6.625          3,567.42
    PRINCETON        NJ   08540          1            09/04/01         00
    0433243458                           05           10/01/01          0
    20014811                             O            09/01/16
    0


1


    5678765          N74/G02             F          103,625.00         ZZ
                                         180        103,279.93          1
                                       6.375            895.58         79
                                       6.125            895.58
    WHITE HALL       AR   71602          5            09/29/01         00
    0433302114                           05           12/01/01          0
    0029387010                           O            11/01/16
    0


    5681045          E47/G02             F           81,000.00         ZZ
                                         180         80,738.85          1
                                       6.750            716.78         90
                                       6.500            716.78
    PORT ARANSAS     TX   78373          1            10/12/01         11
    0433351988                           05           12/01/01         25
    7362510747                           O            11/01/16
    0


    5681436          168/168             F          150,000.00         ZZ
                                         180        149,091.13          1
                                       7.500          1,390.52         62
                                       7.250          1,390.52
    OAKLAND          CA   94606          5            09/11/01         00
    0059794143                           05           11/01/01          0
    0059794143                           N            10/01/16
    0


    5683561          U05/G02             F          134,400.00         ZZ
                                         180        133,994.10          1
                                       7.500          1,245.90         80
                                       7.250          1,245.90
    FLOWER MOUND     TX   75028          5            10/03/01         00
    0433326543                           05           12/01/01          0
    3167868                              O            11/01/16
    0


    5685892          F36/G02             F          228,000.00         ZZ
                                         180        227,232.58          1
                                       6.250          1,954.92         79
                                       6.000          1,954.92
    LONGVIEW         WA   98632          5            10/04/01         00
    0433331147                           05           12/01/01          0
    06504044                             O            11/01/16
    0


    5687780          U05/G02             F           52,800.00         ZZ
                                         180         52,640.54          1
                                       7.500            489.46         80
                                       7.250            489.46
1


    SACRAMENTO       CA   95824          1            10/09/01         00
    0433405347                           05           12/01/01          0
    3172540                              N            11/01/16
    0


    5687896          U05/G02             F           52,800.00         ZZ
                                         180         52,640.54          1
                                       7.500            489.46         80
                                       7.250            489.46
    SACRAMENTO       CA   95824          1            10/09/01         00
    0433295904                           07           12/01/01          0
    3172533                              N            11/01/16
    0


    5689043          E82/G02             F           42,900.00         ZZ
                                         180         42,642.89          1
                                       7.625            400.74         73
                                       7.375            400.74
    PEMBROKE PINES   FL   33027          2            09/26/01         00
    0400475562                           05           11/01/01          0
    0400475562                           O            10/01/16
    0


    5693250          Q99/G02             F          496,000.00         ZZ
                                         180        494,330.51          1
                                       6.250          4,252.82         80
                                       6.000          4,252.82
    BATON ROUGE      LA   70809          5            10/10/01         00
    0433314481                           05           12/01/01          0
    1                                    O            11/01/16
    0


    5696515          N74/G02             F           73,500.00         ZZ
                                         180         73,003.91          1
                                       6.250            630.21         51
                                       6.000            630.21
    DANVILLE         VA   24541          5            09/26/01         00
    0433261955                           05           11/01/01          0
    0029368010                           O            10/01/16
    0


    5702954          964/G02             F          367,000.00         ZZ
                                         180        364,601.21          1
                                       6.625          3,222.24         79
                                       6.375          3,222.24
    LAS VEGAS        NV   89123          2            09/24/01         00
    0433263159                           03           11/01/01          0
    148182                               O            10/01/16
    0
1




    5704456          E22/G02             F          300,000.00         ZZ
                                         180        297,950.47          1
                                       6.875          2,675.56         77
                                       6.625          2,675.56
    DALLAS           TX   75252          5            09/24/01         00
    0412501389                           05           11/01/01          0
    0412501389                           O            10/01/16
    0


    5704469          E22/G02             F          310,000.00         ZZ
                                         180        307,951.95          1
                                       6.500          2,700.43         87
                                       6.250          2,700.43
    ALBUQUERQUE      NM   87105          5            09/24/01         01
    0413918070                           05           11/01/01         12
    0412918070                           O            10/01/16
    0


    5704479          E22/G02             F          275,000.00         ZZ
                                         180        273,183.16          1
                                       6.500          2,395.55         70
                                       6.250          2,395.55
    WASHINGTON TOWN  NJ   07853          5            09/21/01         00
    0412945990                           05           11/01/01          0
    0412945990                           O            10/01/16
    0


    5704494          E22/G02             F           90,000.00         ZZ
                                         180         89,436.59          1
                                       7.125            815.25         79
                                       6.875            815.25
    NORTH MIAMI      FL   33181          1            09/28/01         00
    0412974636                           07           11/01/01          0
    0412974636                           N            10/01/16
    0


    5704500          E22/G02             F          156,500.00         ZZ
                                         180        155,562.07          4
                                       7.625          1,461.91         73
                                       7.375          1,461.91
    GRAND JUNCTION   CO   81501          1            09/28/01         00
    0412981144                           05           11/01/01          0
    0412981144                           N            10/01/16
    0


    5704543          E22/G02             F          123,000.00         ZZ
                                         180        122,238.32          1
1


                                       7.250          1,122.82         73
                                       7.000          1,122.82
    PARKVILLE        MD   21234          2            09/24/01         00
    0413013160                           05           11/01/01          0
    0413013160                           O            10/01/16
    0


    5704566          E22/G02             F           35,200.00         ZZ
                                         180         34,592.31          1
                                       7.875            333.85         80
                                       7.625            333.85
    SARASOTA         FL   34237          1            09/25/01         00
    0413024118                           01           11/01/01          0
    0413024118                           N            10/01/16
    0


    5704651          E22/G02             F           34,000.00         ZZ
                                         180         33,800.66          1
                                       7.875            322.47         80
                                       7.625            322.47
    HOUSTON          TX   77057          1            09/28/01         00
    0413057225                           01           11/01/01          0
    0413057225                           O            10/01/16
    0


    5704654          E22/G02             F           51,900.00         ZZ
                                         180         51,571.56          1
                                       7.000            466.49         31
                                       6.750            466.49
    MIAMI            FL   33187          2            09/24/01         00
    0413058991                           05           11/01/01          0
    0413058991                           O            10/01/16
    0


    5705021          E82/G02             F          112,100.00         ZZ
                                         180        111,367.30          1
                                       6.625            984.23         68
                                       6.375            984.23
    MIAMI            FL   33186          2            09/27/01         00
    0400474045                           03           11/01/01          0
    3484053                              O            10/01/16
    0


    5718685          A21/G02             F          120,000.00         ZZ
                                         180        119,604.67          1
                                       6.500          1,045.33         72
                                       6.250          1,045.33
    SLOATSBURG       NY   10974          5            10/03/01         00
    0433252210                           05           12/01/01          0
1


    0210107090                           O            11/01/16
    0


    5724020          E22/G02             F          103,000.00         ZZ
                                         180        102,341.10          1
                                       6.875            918.61         45
                                       6.625            918.61
    HUNTINGTON       TX   75949          5            09/24/01         00
    0412727034                           05           11/01/01          0
    0412727034                           O            10/01/16
    0


    5724139          E22/G02             F           81,800.00         ZZ
                                         180         81,276.72          3
                                       6.875            729.54         78
                                       6.625            729.54
    BILLINGS         MT   59102          1            10/01/01         00
    0413064056                           05           11/01/01          0
    0413064056                           N            10/01/16
    0


    5724148          E22/G02             F           75,000.00         ZZ
                                         180         74,525.38          1
                                       7.000            674.12         38
                                       6.750            674.12
    ARLINGTON        TX   76016          5            09/26/01         00
    0413068453                           05           11/01/01          0
    0413068453                           O            10/01/16
    0


    5726933          E23/G02             F          138,000.00         ZZ
                                         180        137,583.22          1
                                       7.500          1,279.28         72
                                       7.250          1,279.28
    VISTA            CA   92083          1            10/10/01         00
    0433327053                           05           12/01/01          0
    11006553                             O            11/01/16
    0


    5727009          E23/G02             F          304,000.00         ZZ
                                         180        301,991.57          4
                                       6.500          2,648.17         80
                                       6.250          2,648.17
    HAWAIIAN GARDEN  CA   90716          1            09/26/01         00
    0433293792                           05           11/01/01          0
    51007502                             O            10/01/16
    0


1


    5727099          S11/G02             F          233,000.00         ZZ
                                         180        231,512.68          1
                                       7.000          2,094.27         84
                                       6.750          2,094.27
    GARDEN GROVE     CA   92840          2            09/20/01         11
    0433277324                           05           11/01/01         12
    10204342                             O            10/01/16
    0


    5727403          758/G02             F           52,000.00         ZZ
                                         180         51,837.72          1
                                       7.125            471.03         80
                                       6.875            471.03
    SIERRA VISTA     AZ   85635          1            10/11/01         00
    0433314044                           01           12/01/01          0
    680178                               N            11/01/16
    0


    5727643          U05/G02             F          190,000.00         ZZ
                                         180        189,394.02          1
                                       6.875          1,694.52         79
                                       6.625          1,694.52
    HOCKESSIN        DE   19707          5            10/04/01         00
    0433329638                           05           12/01/01          0
    3167786                              O            11/01/16
    0


    5727763          168/168             F          275,000.00         ZZ
                                         180        268,884.33          1
                                       7.125          2,491.04         77
                                       6.875          2,491.04
    CLIFTON          NJ   07013          1            05/01/01         00
    0169679365                           05           06/01/01          0
    0169679365                           O            05/01/16
    0


    5727986          601/G02             F           60,000.00         ZZ
                                         180         59,820.77          1
                                       7.625            560.48         65
                                       7.375            560.48
    HOUSTON          TX   77041          5            10/05/01         00
    0433297223                           03           12/01/01          0
    60833175                             N            11/01/16
    0


    5728315          E82/G02             F          101,000.00         ZZ
                                         180        100,353.91          1
                                       6.875            900.77         80
                                       6.625            900.77
1


    TAMPA            FL   33618          2            09/28/01         00
    0400493656                           03           11/01/01          0
    1543845                              O            10/01/16
    0


    5729041          624/G02             F          148,500.00         ZZ
                                         180        148,040.49          1
                                       7.250          1,355.60         90
                                       7.000          1,355.60
    HUNTINGTON       TX   75949          1            10/01/01         01
    0433242153                           05           12/01/01         25
    46900410376F                         O            11/01/16
    0


    5729246          H37/G02             F          116,400.00         ZZ
                                         180        116,033.00          1
                                       7.000          1,046.00         74
                                       6.750          1,046.00
    SARASOTA         FL   34243          1            10/26/01         00
    0433392701                           05           12/01/01          0
    00285223                             O            11/01/16
    0


    5736140          E22/G02             F           70,000.00         ZZ
                                         180         69,589.59          1
                                       7.875            663.91         74
                                       7.625            663.91
    ONTARIO          CA   91762          5            09/18/01         00
    0412895138                           05           11/01/01          0
    0412895138                           N            10/01/16
    0


    5736144          E22/G02             F           95,000.00         ZZ
                                         180         94,411.71          1
                                       7.250            867.22         78
                                       7.000            867.22
    HOUSTON          TX   77083          1            10/01/01         00
    0412908055                           03           11/01/01          0
    0412908055                           O            10/01/16
    0


    5736154          E22/G02             F          155,250.00         ZZ
                                         180        154,738.55          1
                                       6.500          1,352.39         63
                                       6.250          1,352.39
    REDMOND          WA   98074          2            09/26/01         00
    0412950032                           05           12/01/01          0
    0412950032                           O            11/01/16
    0
1




    5736206          E22/G02             F          103,500.00         ZZ
                                         180        103,183.97          1
                                       7.375            952.12         90
                                       7.125            952.12
    PALMYRA          NY   14522          1            10/01/01         04
    0413011628                           05           12/01/01         12
    0413011628                           O            11/01/16
    0


    5736292          E22/G02             F           89,500.00         ZZ
                                         180         88,908.70          1
                                       6.500            779.64         80
                                       6.250            779.64
    BETHESDA         MD   20814          5            09/27/01         00
    0413052770                           01           11/01/01          0
    0413052770                           O            10/01/16
    0


    5736296          E22/G02             F          158,000.00         ZZ
                                         180        157,042.66          1
                                       7.500          1,464.68         79
                                       7.250          1,464.68
    CHINO            CA   91710          5            09/18/01         00
    0413053463                           05           11/01/01          0
    0413053463                           O            10/01/16
    0


    5736330          E22/G02             F          160,000.00         ZZ
                                         180        158,998.38          1
                                       7.125          1,449.33         73
                                       6.875          1,449.33
    CARROLLTON       TX   75006          5            09/27/01         00
    0413067240                           05           11/01/01          0
    0413067240                           O            10/01/16
    0


    5740454          758/G02             F          592,000.00         ZZ
                                         180        590,111.89          1
                                       6.875          5,279.78         80
                                       6.625          5,279.78
    UNIVERSITY PARK  TX   75205          5            10/01/01         00
    0433332640                           05           12/01/01          0
    400771                               O            11/01/16
    0


    5743460          E82/G02             F          120,000.00         ZZ
                                         180        119,207.20          1
1


                                       6.500          1,045.33         58
                                       6.250          1,045.33
    DUBLIN           GA   31021          2            09/28/01         00
    0400490520                           05           11/01/01          0
    0400490520                           O            10/01/16
    0


    5747822          P09/G02             F          180,000.00         ZZ
                                         180        179,425.91          1
                                       6.875          1,605.34         80
                                       6.625          1,605.34
    ABERDEEN         MD   21001          5            10/09/01         00
    0433308673                           05           12/01/01          0
    P0108032                             O            11/01/16
    0


    5751400          A50/G02             F           44,000.00         ZZ
                                         180         43,851.90          1
                                       6.250            377.27         50
                                       6.000            377.27
    KINGSLAND        GA   31548          1            10/12/01         00
    0433327525                           05           12/01/01          0
    505536                               O            11/01/16
    0


    5751550          P59/G02             F          528,000.00         ZZ
                                         180        526,352.21          1
                                       7.125          4,782.79         80
                                       6.875          4,782.79
    LEONA VALLEY AR  CA   93551          5            10/02/01         00
    0433370863                           05           12/01/01          0
    LA000798                             O            11/01/16
    0


    5765650          U05/G02             F           60,000.00         ZZ
                                         180         59,814.78          1
                                       7.250            547.72         50
                                       7.000            547.72
    TEMPE            AZ   85281          2            10/09/01         00
    0433286978                           05           12/01/01          0
    3164458                              N            11/01/16
    0


    5766868          E82/G02             F          100,000.00         ZZ
                                         180         99,353.37          1
                                       6.750            884.91         45
                                       6.500            884.91
    DOWNEY           CA   90240          2            10/01/01         00
    0400496071                           05           11/01/01          0
1


    1797787                              O            10/01/16
    0


    5766876          E82/G02             F          374,400.00         ZZ
                                         180        373,269.27          1
                                       7.500          3,470.73         80
                                       7.250          3,470.73
    SCOTTSDALE       AZ   85262          5            09/28/01         00
    0400485785                           05           12/01/01          0
    0400485785                           O            11/01/16
    0


    5767046          S27/G02             F           79,500.00         ZZ
                                         180         79,254.58          1
                                       7.250            725.73         75
                                       7.000            725.73
    HAGERSTOWN       MD   21740          5            10/11/01         00
    0433296027                           05           12/01/01          0
    1130004344                           N            11/01/16
    0


    5767208          E22/G02             F           84,500.00         ZZ
                                         180         84,009.98          1
                                       8.000            807.53         54
                                       7.750            807.53
    HOUSTON          TX   77084          5            09/28/01         00
    0412683161                           03           11/01/01          0
    0412683161                           O            10/01/16
    0


    5767372          E22/G02             F           50,000.00         ZZ
                                         180         49,690.37          1
                                       7.250            456.43         26
                                       7.000            456.43
    CARROLLTON       TX   75006          5            09/28/01         00
    0413045949                           03           11/01/01          0
    0413045949                           O            10/01/16
    0


    5773494          N47/G02             F          225,000.00         ZZ
                                         180        224,282.39          1
                                       6.875          2,006.67         50
                                       6.625          2,006.67
    MONTEREY         CA   93940          5            10/12/01         00
    0433296050                           05           12/01/01          0
    20111919                             O            11/01/16
    0


1


    5779194          N74/G02             F           66,000.00         ZZ
                                         180         65,777.85          1
                                       6.250            565.90         55
                                       6.000            565.90
    ATOKA            TN   38004          2            10/15/01         00
    0433301934                           05           12/01/01          0
    0029415010                           O            11/01/16
    0


    5785396          E22/G02             F           48,300.00         ZZ
                                         180         47,991.02          1
                                       6.875            430.77         70
                                       6.625            430.77
    PASCO            WA   99301          5            09/26/01         00
    0413049081                           05           11/01/01          0
    0413049081                           N            10/01/16
    0


    5785398          E22/G02             F           64,400.00         ZZ
                                         180         63,983.57          1
                                       6.750            569.88         70
                                       6.500            569.88
    KENNEWICK        WA   99337          5            09/27/01         00
    0413049255                           05           11/01/01          0
    0413049255                           N            10/01/16
    0


    5785402          E22/G02             F          107,950.00         ZZ
                                         180        107,304.05          1
                                       7.875          1,023.85         90
                                       7.625          1,023.85
    BROWNSTOWN       IN   47220          5            09/26/01         04
    0413051137                           05           11/01/01         25
    0413051137                           O            10/01/16
    0


    5785712          E40/G02             F          152,000.00         ZZ
                                         180        151,509.94          1
                                       6.750          1,345.06         54
                                       6.500          1,345.06
    BILLERICA        MA   01862          2            09/28/01         00
    0433252160                           05           12/01/01          0
    545000163                            O            11/01/16
    0


    5786250          964/G02             F          185,000.00         ZZ
                                         180        184,409.97          1
                                       6.875          1,649.93         69
                                       6.625          1,649.93
1


    ELK GROVE        CA   95758          2            10/14/01         00
    0433298809                           05           12/01/01          0
    152389                               N            11/01/16
    0


    5790688          Q99/G02             F          209,000.00         ZZ
                                         180        207,619.21          1
                                       6.500          1,820.61         87
                                       6.250          1,820.61
    SCARBOROUGH      ME   04074          2            10/01/01         14
    0433304359                           05           11/01/01         12
    001467053                            O            10/01/16
    0


    5797056          F89/G02             F          100,000.00         ZZ
                                         180         99,670.56          1
                                       6.500            871.11         59
                                       6.250            871.11
    AZUSA            CA   91702          2            10/09/01         00
    0433308251                           05           12/01/01          0
    13694                                O            11/01/16
    0


    5800558          U62/G02             F           64,000.00         ZZ
                                         180         63,784.58          1
                                       6.250            548.75         43
                                       6.000            548.75
    COCOA BEACH      FL   32931          5            10/11/01         00
    0433296985                           08           12/01/01          0
    2001295587                           N            11/01/16
    0


    5803632          N74/G02             F          173,000.00         ZZ
                                         180        172,405.13          1
                                       6.000          1,459.87         79
                                       5.750          1,459.87
    GERMANTOWN       TN   38139          5            10/10/01         00
    0433302528                           05           12/01/01          0
    9999999999                           O            11/01/16
    0


    5804812          168/168             F           50,000.00         ZZ
                                         180         46,531.54          2
                                       8.250            485.08         64
                                       8.000            485.08
    CHEEKTOWAGA      NY   14225          1            09/21/01         00
    010553                               05           11/01/01          0
    010553                               N            10/01/16
    0
1




    5809276          601/G02             F          222,000.00         ZZ
                                         180        221,276.47          1
                                       6.625          1,949.15         77
                                       6.375          1,949.15
    BROOMFIELD       CO   80021          5            10/16/01         00
    0433375656                           05           12/01/01          0
    60922135                             O            11/01/16
    0


    5811794          E22/G02             F          175,000.00         T
                                         180        173,664.17          1
                                       7.000          1,572.95         50
                                       6.750          1,572.95
    BOCA RATON       FL   33433          1            10/05/01         00
    0413038373                           03           11/01/01          0
    0413038373                           O            10/01/16
    0


    5811814          E22/G02             F           89,600.00         ZZ
                                         180         89,051.16          4
                                       7.375            824.25         80
                                       7.125            824.25
    TUSCUMBIA        AL   35674          2            10/05/01         00
    0413050816                           05           11/01/01          0
    0413050816                           N            10/01/16
    0


    5811824          E22/G02             F           43,200.00         ZZ
                                         120         42,485.01          1
                                       6.500            490.53         51
                                       6.250            490.53
    ARLINGTON        TX   76001          2            10/01/01         00
    0413052267                           05           11/01/01          0
    0413052267                           O            10/01/11
    0


    5811844          E22/G02             F          161,000.00         ZZ
                                         180        160,486.51          1
                                       6.875          1,435.89         85
                                       6.625          1,435.89
    MONROVIA         CA   91016          5            10/01/01         04
    0413059049                           05           12/01/01          6
    0413059049                           O            11/01/16
    0


    5811870          E22/G02             F           62,000.00         ZZ
                                         180         61,603.39          1
1


                                       6.875            552.95         59
                                       6.625            552.95
    MARBLE FALLS     TX   78654          5            10/01/01         00
    0413074675                           05           11/01/01          0
    0413074675                           O            10/01/16
    0


    5812916          144/144             F          214,075.00         ZZ
                                         180        213,362.13          1
                                       6.375          1,850.14         80
                                       6.125          1,850.14
    ROSENDALE        NY   12472          2            10/16/01         00
    160663971                            05           12/01/01          0
    160663971                            O            11/01/16
    0


    5817344          H76/G02             F          128,000.00         ZZ
                                         180        127,613.42          1
                                       7.500          1,186.58         80
                                       7.250          1,186.58
    TREASURE ISLAND  FL   33706          1            10/12/01         00
    0433296084                           05           12/01/01          0
    2001402894                           O            11/01/16
    0


    5818886          N74/G02             F           31,500.00         ZZ
                                         180         31,180.47          1
                                       6.875            280.93         58
                                       6.625            280.93
    BLAIRS           VA   24527          2            10/10/01         00
    0433293677                           05           12/01/01          0
    0029407010                           O            11/01/16
    0


    5819650          U62/G02             F          126,000.00         ZZ
                                         180        125,580.42          1
                                       6.375          1,088.96         89
                                       6.125          1,088.96
    EGG HARBOR TOWN  NJ   08234          5            10/15/01         04
    0433278843                           05           12/01/01         25
    2001295748                           O            11/01/16
    0


    5829368          Q59/G02             F           54,000.00         ZZ
                                         180         53,829.63          1
                                       7.000            485.37         73
                                       6.750            485.37
    BAKERSFIELD      CA   93309          1            10/12/01         00
    0433318219                           05           12/01/01          0
1


    304212                               N            11/01/16
    0


    5835834          E82/G02             F          230,000.00         ZZ
                                         180        228,512.75          1
                                       6.750          2,035.29         29
                                       6.500          2,035.29
    HOUSTON          TX   77082          2            10/01/01         00
    0400483707                           05           11/01/01          0
    4872201                              O            10/01/16
    0


    5835838          E82/G02             F          135,550.00         ZZ
                                         180        135,112.98          1
                                       6.750          1,199.49         66
                                       6.500          1,199.49
    MORENO VALLEY    CA   92557          2            10/03/01         00
    0400484788                           03           12/01/01          0
    0400484788                           O            11/01/16
    0


    5835842          E82/G02             F          325,000.00         ZZ
                                         180        324,029.18          1
                                       7.625          3,035.92         53
                                       7.375          3,035.92
    BOULDER          CO   80303          5            10/04/01         00
    0400489001                           05           12/01/01          0
    0400489001                           O            11/01/16
    0


    5835844          U53/G02             F           42,700.00         ZZ
                                         180         42,571.05          1
                                       7.500            395.83         55
                                       7.250            395.83
    TOLEDO           OH   43613          2            10/03/01         00
    0400481156                           05           12/01/01          0
    0400481156                           O            11/01/16
    0


    5836620          964/G02             F          130,000.00         ZZ
                                         180        129,603.06          1
                                       7.375          1,195.90         75
                                       7.125          1,195.90
    DAVIS            CA   95616          5            10/17/01         00
    0433362415                           01           12/01/01          0
    126696                               N            11/01/16
    0


1


    5843742          601/G02             F           29,900.00         ZZ
                                         180         29,805.67          1
                                       7.000            268.75         67
                                       6.750            268.75
    HOUSTON          TX   77074          1            10/18/01         00
    0433309465                           01           12/01/01          0
    60942174                             N            11/01/16
    0


    5849850          N74/G02             F           59,350.00         ZZ
                                         180         59,150.23          1
                                       6.250            508.88         74
                                       6.000            508.88
    COVINGTON        TN   38019          5            10/12/01         00
    0433310695                           05           12/01/01          0
    0029414010                           O            11/01/16
    0


    5850634          L60/F27             F          100,000.00         ZZ
                                         180         99,047.97          1
                                       7.000            898.83         61
                                       6.750            898.83
    CHAPEL HILL      NC   27514          5            08/01/01         00
    6610640840                           05           10/01/01          0
    6610640840                           O            09/01/16
    0


    5850636          L60/F27             F          100,000.00         ZZ
                                         180         98,740.52          1
                                       7.125            905.83         80
                                       6.875            905.83
    MT PLEASANT      SC   29464          5            07/12/01         00
    6610770906                           05           09/01/01          0
    6610770906                           O            08/01/16
    0


    5850642          L60/F27             F          115,000.00         ZZ
                                         120        112,281.63          1
                                       6.750          1,320.48         75
                                       6.500          1,320.48
    LAUREL           MD   20707          5            08/08/01         00
    6960212205                           05           10/01/01          0
    6960212205                           O            09/01/11
    0


    5850650          L60/F27             F          168,750.00         ZZ
                                         180        167,143.48          1
                                       7.000          1,516.77         71
                                       6.750          1,516.77
1


    ASH              NC   28420          5            08/06/01         00
    6610779733                           05           10/01/01          0
    6610779733                           O            09/01/16
    0


    5850658          L60/F27             F          225,000.00         T
                                         180        222,880.92          1
                                       7.125          2,038.12         49
                                       6.875          2,038.12
    WRIGHTSVILLE BE  NC   28480          2            08/10/01         00
    6610781274                           03           10/01/01          0
    6610781274                           O            09/01/16
    0


    5850768          L60/F27             F          360,000.00         ZZ
                                         180        355,166.45          1
                                       6.375          3,111.30         80
                                       6.125          3,111.30
    CARY             NC   27511          1            07/27/01         00
    6610805041                           03           09/01/01          0
    6610805041                           O            08/01/16
    0


    5850832          L60/F27             F          420,000.00         ZZ
                                         180        413,152.79          1
                                       6.750          3,716.62         23
                                       6.500          3,716.62
    ANNAPOLIS        MD   21401          2            06/29/01         00
    6990392402                           05           08/01/01          0
    6990392402                           O            07/01/16
    0


    5858228          286/286             F          131,250.00         ZZ
                                         180        130,053.36          1
                                       7.500          1,216.71         75
                                       7.250          1,216.71
    DENVER           CO   80219          5            08/28/01         00
    322828                               05           10/01/01          0
    322828                               N            09/01/16
    0


    5860426          E22/G02             F          268,000.00         ZZ
                                         180        267,145.25          1
                                       6.875          2,390.17         28
                                       6.625          2,390.17
    MOSS BEACH       CA   94038          2            09/27/01         00
    0413034562                           05           12/01/01          0
    0413034562                           O            11/01/16
    0
1




    5860456          E22/G02             F           63,500.00         ZZ
                                         180         63,102.48          1
                                       7.125            575.20         48
                                       6.875            575.20
    KENNER           LA   70065          2            10/01/01         00
    0413049909                           05           11/01/01          0
    0413049909                           O            10/01/16
    0


    5860500          E22/G02             F          100,000.00         ZZ
                                         180         99,677.59          1
                                       6.750            884.91         28
                                       6.500            884.91
    CERRITOS         CA   90703          5            10/02/01         00
    0413068792                           05           12/01/01          0
    0413068792                           O            11/01/16
    0


    5860504          E22/G02             F          160,600.00         ZZ
                                         180        160,076.59          1
                                       6.625          1,410.06         80
                                       6.375          1,410.06
    LAKE DALLAS      TX   75065          5            10/03/01         00
    0413070764                           05           12/01/01          0
    0413070764                           O            11/01/16
    0


    5860612          E22/G02             F           60,000.00         ZZ
                                         180         59,820.77          1
                                       7.625            560.48         75
                                       7.375            560.48
    MIAMI            FL   33172          5            10/09/01         00
    0413111014                           01           12/01/01          0
    0413111014                           N            11/01/16
    0


    5864172          N74/G02             F          111,150.00         ZZ
                                         180        110,783.82          1
                                       6.500            968.24         95
                                       6.250            968.24
    CHARLOTTESVILLE  VA   22902          5            10/13/01         01
    0433302692                           05           12/01/01         25
    0029417010                           O            11/01/16
    0


    5864980          K39/G02             F           55,700.00         ZZ
                                         180         55,345.66          1
1


                                       6.940            498.79         51
                                       6.690            498.79
    INDIANAPOLIS     IN   46241          5            10/16/01         00
    0433298916                           05           11/22/01          0
    516688564                            O            10/22/16
    0


    5871252          N74/G02             F           56,250.00         ZZ
                                         180         56,070.60          1
                                       6.875            501.67         75
                                       6.625            501.67
    GALVESTON        TX   77590          5            10/15/01         00
    0433303344                           05           12/01/01          0
    0029418010                           O            11/01/16
    0


    5875038          163/G02             F          275,000.00         ZZ
                                         180        274,122.92          1
                                       6.875          2,452.60         58
                                       6.625          2,452.60
    ROCKVILLE CENTR  NY   11570          5            10/24/01         00
    0433333523                           05           12/01/01          0
    1000323026                           O            11/01/16
    0


    5875040          E82/G02             F          130,300.00         ZZ
                                         180        129,879.90          1
                                       6.750          1,153.04         79
                                       6.500          1,153.04
    COUNTRYSIDE      IL   60525          2            10/05/01         00
    0400502472                           05           12/01/01          0
    0400502472                           O            11/01/16
    0


    5886828          E22/G02             F          133,600.00         ZZ
                                         180        133,173.90          1
                                       6.875          1,191.52         80
                                       6.625          1,191.52
    HOUSTON          TX   77095          5            10/04/01         00
    0412989394                           03           12/01/01          0
    0412989394                           O            11/01/16
    0


    5886892          E22/G02             F          117,000.00         ZZ
                                         180        116,626.84          1
                                       6.875          1,043.47         90
                                       6.625          1,043.47
    CICERO           IL   60804          5            10/04/01         04
    0413064478                           05           12/01/01         12
1


    0413064478                           O            11/01/16
    0


    5886914          E22/G02             F          132,000.00         ZZ
                                         180        131,596.95          1
                                       7.375          1,214.30         80
                                       7.125          1,214.30
    CAMDEN           SC   29020          5            10/04/01         00
    0413077678                           05           12/01/01          0
    0413077678                           O            11/01/16
    0


    5888822          883/G02             F          475,000.00         ZZ
                                         180        472,058.52          1
                                       7.250          4,336.10         70
                                       7.000          4,336.10
    PALM BEACH GARD  FL   33418          4            10/05/01         00
    0433298437                           05           11/01/01          0
    05011347                             O            10/01/16
    0


    5888832          964/G02             F          120,400.00         ZZ
                                         180        120,003.36          1
                                       6.500          1,048.81         80
                                       6.250          1,048.81
    TUCSON           AZ   85714          1            10/15/01         00
    0433322211                           03           12/01/01          0
    152261                               N            11/01/16
    0


    5888848          964/G02             F          117,850.00         ZZ
                                         180        117,461.75          1
                                       6.500          1,026.60         80
                                       6.250          1,026.60
    TUCSON           AZ   85712          1            10/15/01         00
    0433317526                           09           12/01/01          0
    152232                               N            11/01/16
    0


    5890624          S48/S48             F          296,000.00         ZZ
                                         180        290,314.48          1
                                       7.000          2,660.53         80
                                       6.750          2,660.53
    HOUSTON          TX   77079          1            05/11/01         00
    0029782216                           03           07/01/01          0
    0029782216                           O            06/01/16
    0


1


    5890626          S48/S48             F          512,000.00         ZZ
                                         180        507,019.87          1
                                       6.750          4,530.74         63
                                       6.500          4,530.74
    SAN DIEGO        CA   92106          5            08/14/01         00
    0099141632                           05           10/01/01          0
    0099141632                           O            09/01/16
    0


    5890628          S48/S48             F          329,928.00         ZZ
                                         180        326,820.66          1
                                       7.125          2,988.60         80
                                       6.875          2,988.60
    WESTON           FL   33327          1            08/24/01         00
    0099148256                           03           10/01/01          0
    0099148256                           O            09/01/16
    0


    5890632          S48/S48             F          630,000.00         ZZ
                                         180        624,002.29          1
                                       7.000          5,662.62         75
                                       6.750          5,662.62
    WALNUT           CA   91789          1            08/06/01         00
    6470924249                           05           10/01/01          0
    6470924249                           O            09/01/16
    0


    5890634          S48/S48             F          352,000.00         ZZ
                                         180        349,748.24          1
                                       6.875          3,139.33         79
                                       6.625          3,139.33
    PARKER           CO   80138          2            09/13/01         00
    6508872535                           05           11/01/01          0
    6508872535                           O            10/01/16
    0


    5890636          S48/S48             F          370,000.00         ZZ
                                         180        366,477.51          1
                                       7.000          3,325.67         46
                                       6.750          3,325.67
    NEWPORT BEACH    CA   92660          2            08/06/01         00
    6594645183                           05           10/01/01          0
    6594645183                           O            09/01/16
    0


    5890638          S48/S48             F          400,000.00         ZZ
                                         180        397,413.47          1
                                       6.750          3,539.64         48
                                       6.500          3,539.64
1


    SAN FRANCISCO    CA   94116          5            08/31/01         00
    6688430906                           05           11/01/01          0
    6688430906                           O            10/01/16
    0


    5890640          S48/S48             F          410,000.00         ZZ
                                         180        399,245.96          1
                                       7.125          3,713.91         50
                                       6.875          3,713.91
    SAN JOSE         CA   95123          2            04/18/01         00
    6734112755                           05           06/01/01          0
    6734112755                           O            05/01/16
    0


    5890642          S48/S48             F          423,000.00         ZZ
                                         180        418,929.43          1
                                       6.875          3,772.55         22
                                       6.625          3,772.55
    NAPA             CA   94558          2            08/08/01         00
    6899682949                           05           10/01/01          0
    6899682949                           O            09/01/16
    0


    5894404          N47/G02             F          120,000.00         ZZ
                                         180        119,596.09          1
                                       6.250          1,028.91         54
                                       6.000          1,028.91
    ESCONDIDO        CA   92026          5            10/17/01         00
    0433322963                           05           12/01/01          0
    30111895                             O            11/01/16
    0


    5902272          N74/G02             F          117,600.00         ZZ
                                         180        117,212.58          1
                                       6.500          1,024.42         80
                                       6.250          1,024.42
    STAUNTON         VA   24401          5            10/16/01         00
    0433382900                           05           12/01/01          0
    0029419010                           O            11/01/16
    0


    5902918          Q51/G02             F          500,000.00         ZZ
                                         180        498,387.95          1
                                       6.750          4,424.55         56
                                       6.500          4,424.55
    LAGUNA NIGUEL    CA   92677          5            10/04/01         00
    0433347507                           03           12/01/01          0
    0498615W1092424                      O            11/01/16
    0
1




    5907656          U62/G02             F          168,000.00         ZZ
                                         180        167,434.53          1
                                       6.250          1,440.47         64
                                       6.000          1,440.47
    PALM HARBOR      FL   34685          5            10/18/01         00
    0433383577                           05           12/01/01          0
    2001304691                           O            11/01/16
    0


    5910460          E22/G02             F           42,000.00         ZZ
                                         180         41,108.98          1
                                       8.000            401.37         75
                                       7.750            401.37
    TRENTON          NJ   08611          5            10/11/01         00
    0412941445                           07           12/01/01          0
    0412941445                           N            11/01/16
    0


    5910504          E22/G02             F           41,250.00         ZZ
                                         180         41,130.79          1
                                       8.000            394.21         75
                                       7.750            394.21
    TRENTON          NJ   08611          5            10/11/01         00
    0413037508                           07           12/01/01          0
    0413037508                           N            11/01/16
    0


    5910544          E22/G02             F           74,500.00         ZZ
                                         180         74,262.39          1
                                       6.875            664.43         90
                                       6.625            664.43
    CHADRON          NE   69337          5            10/05/01         01
    0413067356                           05           12/01/01         30
    0413067356                           O            11/01/16
    0


    5910578          E22/G02             F           40,500.00         ZZ
                                         180         40,377.69          1
                                       7.500            375.44         75
                                       7.250            375.44
    TRENTON          NJ   08611          5            10/11/01         00
    0413080086                           07           12/01/01          0
    0413080086                           N            11/01/16
    0


    5910624          E22/G02             F           43,500.00         ZZ
                                         180         43,362.76          1
1


                                       7.000            390.99         75
                                       6.750            390.99
    MEMPHIS          TN   38106          5            10/11/01         00
    0413098617                           05           12/01/01          0
    0413098617                           N            11/01/16
    0


    5910640          E22/G02             F          138,000.00         ZZ
                                         180        137,564.62          1
                                       7.000          1,240.38         80
                                       6.750          1,240.38
    WHEAT RIDGE      CO   80033          1            10/11/01         00
    0413105248                           05           12/01/01          0
    0413105248                           N            11/01/16
    0


    5910784          E82/G02             F          269,700.00         ZZ
                                         180        268,811.50          2
                                       6.500          2,349.38         78
                                       6.250          2,349.38
    CORAL GABLES     FL   33146          2            10/08/01         00
    0400482709                           05           12/01/01          0
    0400482709                           O            11/01/16
    0


    5910788          W56/M32             F          105,400.00         ZZ
                                         180        105,049.02          1
                                       6.375            910.92         39
                                       6.125            910.92
    ARLINGTON        VA   22207          2            10/09/01         00
    0400501169                           05           12/01/01          0
    0400501169                           O            11/01/16
    0


    5913948          B28/G02             F          113,050.00         ZZ
                                         180        112,311.09          1
                                       6.625            992.57         48
                                       6.375            992.57
    LOUISVILLE       CO   80027          2            09/28/01         00
    0433282753                           05           11/01/01          0
    01400060                             N            10/01/16
    0


    5921518          G52/G02             F           88,000.00         ZZ
                                         180         87,472.61          1
                                       7.625            822.03         76
                                       7.375            822.03
    RIO RANCHO       NM   87124          2            09/24/01         00
    0433282647                           05           11/01/01          0
1


    5605000981                           N            10/01/16
    0


    5922002          G52/G02             F          108,000.00         ZZ
                                         180        107,323.90          1
                                       7.125            978.30         74
                                       6.875            978.30
    POMONA           CA   91767          2            09/25/01         00
    0433283041                           05           11/01/01          0
    6205001368                           O            10/01/16
    0


    5924436          A35/G02             F           80,000.00         ZZ
                                         180         80,000.00          1
                                       7.250            730.29         80
                                       7.000            730.29
    BELLPORT         NY   11713          1            11/02/01         00
    0433383031                           05           01/01/02          0
    1                                    N            12/01/16
    0


    5933012          477/G02             F           52,000.00         ZZ
                                         180         51,842.95          1
                                       7.500            482.05         47
                                       7.250            482.05
    MESA             AZ   85204          2            10/22/01         00
    0433397668                           05           12/01/01          0
    121501                               N            11/01/16
    0


    5935028          E22/G02             F           56,000.00         ZZ
                                         180         55,821.39          1
                                       6.875            499.44         69
                                       6.625            499.44
    HANCOCK          MN   56244          2            10/08/01         00
    0413023805                           05           12/01/01          0
    0413023805                           O            11/01/16
    0


    5935066          E22/G02             F           33,300.00         ZZ
                                         180         33,201.62          1
                                       7.750            313.44         90
                                       7.500            313.44
    DUNCAN           OK   73533          5            10/08/01         04
    0413060385                           05           12/01/01         12
    0413060385                           O            11/01/16
    0


1


    5935132          E22/G02             F          174,300.00         ZZ
                                         180        173,744.09          1
                                       6.875          1,554.50         80
                                       6.625          1,554.50
    FRANKENLUST TOW  MI   48623          5            10/08/01         00
    0413096454                           05           12/01/01          0
    0413096454                           O            11/01/16
    0


    5935172          E22/G02             F           60,300.00         ZZ
                                         180         60,105.59          1
                                       6.750            533.60         85
                                       6.500            533.60
    HOOKS            TX   75561          2            10/08/01         04
    0413113978                           05           12/01/01          6
    0413113978                           O            11/01/16
    0


    5935196          E22/G02             F           32,000.00         ZZ
                                         180         31,904.41          1
                                       7.625            298.92         80
                                       7.375            298.92
    SOUTH DAYTONA    FL   32119          1            10/12/01         00
    0413127259                           05           12/01/01          0
    0413127259                           N            11/01/16
    0


    5935434          E82/G02             F           54,900.00         ZZ
                                         180         54,737.80          1
                                       7.750            516.76         49
                                       7.500            516.76
    ROMEOVILLE       IL   60446          2            10/10/01         00
    0400479945                           05           12/01/01          0
    0400479945                           N            11/01/16
    0


    5935466          E82/G02             F          201,500.00         ZZ
                                         180        200,857.34          1
                                       6.875          1,797.09         78
                                       6.625          1,797.09
    STAMFORD         CT   06902          2            10/11/01         00
    0400498333                           05           12/01/01          0
    1676171                              O            11/01/16
    0


    5936114          U05/G02             F          116,000.00         ZZ
                                         180        115,626.01          1
                                       6.750          1,026.49         80
                                       6.500          1,026.49
1


    TAMPA            FL   33613          5            10/26/01         00
    0433350634                           05           12/01/01          0
    3173753                              O            11/01/16
    0


    5939824          T44/G02             F           76,000.00         ZZ
                                         180         75,772.98          1
                                       7.625            709.94         80
                                       7.375            709.94
    DINUBA           CA   93618          1            10/17/01         00
    0433342730                           05           12/01/01          0
    1018871                              N            11/01/16
    0


    5942306          477/G02             F           54,400.00         ZZ
                                         180         54,235.71          1
                                       7.500            504.29         47
                                       7.250            504.29
    MESA             AZ   85213          2            10/22/01         00
    0433395134                           05           12/01/01          0
    121502                               N            11/01/16
    0


    5951286          Q99/G02             F          155,000.00         ZZ
                                         180        155,000.00          1
                                       7.125          1,404.04         76
                                       6.875          1,404.04
    COVENTRY         RI   02816          2            11/05/01         00
    0433341765                           05           01/01/02          0
    1                                    O            12/01/16
    0


    5961376          E22/G02             F           34,900.00         ZZ
                                         180         34,783.79          1
                                       6.375            301.62         47
                                       6.125            301.62
    TALLAHASSEE      FL   32311          1            10/15/01         00
    0413063785                           03           12/01/01          0
    0413063785                           O            11/01/16
    0


    5961454          E22/G02             F           88,000.00         ZZ
                                         180         87,734.23          1
                                       7.500            815.77         80
                                       7.250            815.77
    JUPITER          FL   33458          1            10/15/01         00
    0413098856                           09           12/01/01          0
    0413098856                           O            11/01/16
    0
1




    5961514          E22/G02             F          185,000.00         ZZ
                                         180        184,441.28          1
                                       7.500          1,714.97         63
                                       7.250          1,714.97
    ROYSE CITY       TX   75189          5            10/10/01         00
    0413116245                           05           12/01/01          0
    0413116245                           O            11/01/16
    0


    5961526          E22/G02             F          144,000.00         ZZ
                                         180        143,550.60          3
                                       7.125          1,304.40         80
                                       6.875          1,304.40
    MIAMI            FL   33135          1            10/15/01         00
    0413118829                           05           12/01/01          0
    0413118829                           N            11/01/16
    0


    5961836          E82/G02             F          194,000.00         ZZ
                                         180        193,381.26          1
                                       6.875          1,730.20         60
                                       6.625          1,730.20
    SPARTA           NJ   07871          2            10/12/01         00
    0400498325                           05           12/01/01          0
    0400498325                           O            11/01/16
    0


    5961844          E82/G02             F          101,000.00         ZZ
                                         180        100,574.37          1
                                       6.750            893.76         59
                                       6.500            893.76
    SILVER SPRING    MD   20906          2            10/12/01         00
    0400492690                           05           12/01/01          0
    1553087                              O            11/01/16
    0


    5961864          E82/G02             F          157,000.00         ZZ
                                         180        156,482.78          1
                                       6.500          1,367.64         62
                                       6.250          1,367.64
    AURORA           CO   80015          2            10/12/01         00
    0400505962                           03           12/01/01          0
    0400505962                           O            11/01/16
    0


    5968088          U05/G02             F          364,000.00         ZZ
                                         180        362,839.07          1
1


                                       6.875          3,246.35         80
                                       6.625          3,246.35
    AUSTIN           TX   78704          5            10/22/01         00
    0433373057                           05           12/01/01          0
    3177388                              O            11/01/16
    0


    5972130          144/144             F          126,400.00         ZZ
                                         180        123,951.50          1
                                       6.625          1,109.78         80
                                       6.375          1,109.78
    PUTNAM VALLEY    NY   10579          5            06/06/01         00
    160667501                            05           08/01/01          0
    160667501                            O            07/01/16
    0


    5975476          G52/G02             F          430,400.00         ZZ
                                         180        428,935.74          1
                                       6.125          3,661.09         80
                                       5.875          3,661.09
    ALBUQUERQUE      NM   87122          5            10/02/01         00
    0433256021                           05           12/01/01          0
    5605001174                           O            11/01/16
    0


    5985956          E22/G02             F          120,000.00         ZZ
                                         180        119,637.59          2
                                       7.500          1,112.41         71
                                       7.250          1,112.41
    CHICAGO          IL   60632          1            10/16/01         00
    0413034836                           05           12/01/01          0
    0413034836                           O            11/01/16
    0


    5985968          E22/G02             F           60,000.00         ZZ
                                         180         59,804.45          1
                                       6.625            526.80         80
                                       6.375            526.80
    FT WORTH         TX   76134          1            10/16/01         00
    0413048364                           05           12/01/01          0
    0413048364                           O            11/01/16
    0


    5985980          E22/G02             F          133,000.00         ZZ
                                         180        132,536.69          1
                                       7.250          1,214.11         95
                                       7.000          1,214.11
    HOLLYWOOD        FL   33029          5            10/11/01         04
    0413056052                           09           12/01/01         25
1


    0413056052                           O            11/01/16
    0


    5986018          E22/G02             F           75,000.00         ZZ
                                         180         74,755.56          1
                                       6.625            658.50         69
                                       6.375            658.50
    AUSTIN           TX   78745          5            10/09/01         00
    0413076878                           05           12/01/01          0
    0413076878                           O            11/01/16
    0


    5986338          E82/G02             F          102,000.00         ZZ
                                         180        101,691.95          2
                                       7.500            945.55         69
                                       7.250            945.55
    EAST PROVIDENCE  RI   02915          2            10/04/01         00
    0400491841                           05           12/01/01          0
    0400491841                           N            11/01/16
    0


    5986928          Q73/G02             F           45,000.00         ZZ
                                         180         44,856.48          1
                                       6.875            401.33         90
                                       6.625            401.33
    SENATOBIA        MS   38668          1            10/19/01         01
    0433343811                           05           12/01/01         12
    2856485                              O            11/01/16
    0


    5989406          822/G02             F          102,000.00         ZZ
                                         180        101,326.12          2
                                       6.500            888.53         79
                                       6.250            888.53
    PAWTUCKET        RI   02860          2            09/19/01         00
    0433334901                           05           11/01/01          0
    3806034532                           O            10/01/16
    0


    5992036          H22/G02             F          392,000.00         ZZ
                                         180        390,722.43          1
                                       6.625          3,441.74         67
                                       6.375          3,441.74
    FOREST HILLS     NY   11375          2            01/21/00         00
    0433381746                           05           12/01/01          0
    9911028                              O            11/01/16
    0


1


    5993796          B60/G02             F          397,800.00         ZZ
                                         180        396,475.32          1
                                       6.375          3,437.99         52
                                       6.125          3,437.99
    NAPA             CA   94558          2            10/11/01         00
    0433378312                           05           12/01/01          0
    361711                               O            11/01/16
    0


    5994114          N74/G02             F           43,000.00         ZZ
                                         180         42,870.13          1
                                       7.500            398.62         55
                                       7.250            398.62
    AXTON            VA   24054          5            10/19/01         00
    0433323995                           05           12/01/01          0
    0029433010                           O            11/01/16
    0


    5998560          N74/G02             F           40,500.00         ZZ
                                         180         40,366.58          1
                                       6.500            352.80         90
                                       6.250            352.80
    DANVILLE         VA   24541          5            10/19/01         10
    0433324498                           05           12/01/01         25
    0029436010                           O            11/01/16
    0


    6000176          N74/G02             F           52,500.00         ZZ
                                         180         52,332.56          1
                                       6.875            468.22         68
                                       6.625            468.22
    KEYSVILLE        VA   23947          5            10/22/01         00
    0433344892                           05           12/01/01          0
    0029438010                           O            11/01/16
    0


    6001612          N47/G02             F          117,600.00         ZZ
                                         180        117,244.83          1
                                       7.500          1,090.17         80
                                       7.250          1,090.17
    MACON            GA   31217          5            10/23/01         00
    0433323326                           05           12/01/01          0
    40112418                             O            11/01/16
    0


    6002238          U62/G02             F          160,000.00         ZZ
                                         180        159,484.14          1
                                       6.750          1,415.86         69
                                       6.500          1,415.86
1


    PARKER           CO   80138          5            10/24/01         00
    0433372752                           05           12/01/01          0
    2001303993                           O            11/01/16
    0


    6005310          964/G02             F          307,500.00         ZZ
                                         180        307,500.00          1
                                       6.875          2,742.46         75
                                       6.625          2,742.46
    ROHNERT PARK     CA   94928          5            11/08/01         00
    0433394723                           05           01/01/02          0
    400156030                            O            12/01/16
    0


    6010808          E82/G02             F          135,000.00         ZZ
                                         180        134,555.26          1
                                       6.500          1,175.99         79
                                       6.250          1,175.99
    DYERSBURG        TN   38024          2            10/15/01         00
    0400500229                           05           12/01/01          0
    1720413                              O            11/01/16
    0


    6010816          E82/G02             F          130,800.00         ZZ
                                         180        130,387.33          1
                                       7.000          1,175.67         57
                                       6.750          1,175.67
    TOTOWA           NJ   07512          2            10/15/01         00
    0400493342                           05           12/01/01          0
    0400493342                           O            11/01/16
    0


    6010950          E22/G02             F          227,000.00         ZZ
                                         180        226,276.01          1
                                       6.875          2,024.51         60
                                       6.625          2,024.51
    WEST BLOOMFIELD  MI   48322          2            10/12/01         00
    0413088303                           05           12/01/01          0
    0413088303                           O            11/01/16
    0


    6011526          076/076             F          108,000.00         ZZ
                                         180        107,316.55          1
                                       7.000            970.73         80
                                       6.750            970.73
    BIRMINGHAM       AL   35209          5            09/05/01         00
    5491552                              08           11/01/01          0
    5491552                              O            10/01/16
    0
1




    6011528          076/076             F          467,500.00         ZZ
                                         180        463,464.48          1
                                       8.125          4,501.47         75
                                       7.875          4,501.47
    BLAUVELT         NY   10913          5            08/30/01         00
    5655153                              05           10/01/01          0
    5655153                              O            09/01/16
    0


    6011530          076/076             F          260,000.00         ZZ
                                         180        258,354.65          3
                                       7.000          2,336.95         73
                                       6.750          2,336.95
    QUINCY           MA   02169          1            09/07/01         00
    5813535                              05           11/01/01          0
    5813535                              O            10/01/16
    0


    6011532          076/076             F           80,000.00         T
                                         180         79,254.64          1
                                       7.250            730.29         80
                                       7.000            730.29
    DENT             MN   56528          1            09/06/01         00
    5829763                              05           10/01/01          0
    5829763                              O            09/01/16
    0


    6011534          076/076             F          109,000.00         ZZ
                                         180        107,939.79          1
                                       6.750            964.55         49
                                       6.500            964.55
    WOODHAVEN        NY   11421          2            08/22/01         00
    7091769                              05           10/01/01          0
    7091769                              O            09/01/16
    0


    6011536          076/076             F          275,000.00         ZZ
                                         180        273,221.77          1
                                       6.750          2,433.50         40
                                       6.500          2,433.50
    POINT CLEAR      AL   36564          5            09/06/01         00
    7112475                              05           11/01/01          0
    7112475                              O            10/01/16
    0


    6012136          601/G02             F           96,500.00         ZZ
                                         180         96,500.00          1
1


                                       6.500            840.62         47
                                       6.250            840.62
    DOUGLASVILLE     GA   30135          2            11/02/01         00
    0433396157                           05           01/01/02          0
    6097600                              O            12/01/16
    0


    6014710          J83/G02             F           53,800.00         ZZ
                                         180         53,122.39          1
                                       7.125            487.34         60
                                       6.875            487.34
    BIRMINGHAM       AL   35224          2            07/20/01         00
    0433312907                           05           09/01/01          0
    306897                               O            08/01/16
    0


    6015838          J83/G02             F           29,900.00         ZZ
                                         180         29,523.39          1
                                       7.125            270.85         60
                                       6.875            270.85
    BIRMINGHAM       AL   35205          1            07/03/01         00
    0433309911                           01           09/01/01          0
    308347                               N            08/01/16
    0


    6017450          477/G02             F          337,500.00         ZZ
                                         180        336,435.20          1
                                       7.000          3,033.55         80
                                       6.750          3,033.55
    LAKE FOREST      CA   92630          5            10/26/01         00
    0433393469                           03           12/01/01          0
    115898                               O            11/01/16
    0


    6017458          H76/G02             F           63,900.00         ZZ
                                         180         63,702.74          1
                                       7.250            583.32         90
                                       7.000            583.32
    ROCHESTER        NY   14623          2            10/22/01         01
    0433350840                           01           12/01/01         12
    2001403741                           O            11/01/16
    0


    6018160          U62/G02             F          135,200.00         ZZ
                                         180        134,749.78          1
                                       6.375          1,168.47         80
                                       6.125          1,168.47
    FLOWER MOUND     TX   75028          5            10/24/01         00
    0433357985                           03           12/01/01          0
1


    2001284222                           O            11/01/16
    0


    6019070          601/G02             F          120,500.00         ZZ
                                         180        120,098.73          1
                                       6.375          1,041.43         53
                                       6.125          1,041.43
    MAGNOLIA         TX   77354          5            10/24/01         00
    0433368560                           05           12/01/01          0
    50972924                             O            11/01/16
    0


    6019410          076/076             F          184,000.00         ZZ
                                         180        182,822.95          1
                                       6.875          1,641.01         78
                                       6.625          1,641.01
    HUDSON           WI   54016          2            08/29/01         00
    0175413                              05           11/01/01          0
    0175413                              O            10/01/16
    0


    6022546          964/G02             F          586,850.00         ZZ
                                         180        584,937.39          1
                                       6.625          5,152.51         72
                                       6.375          5,152.51
    AUBURN           WA   98092          5            10/31/01         00
    0433344801                           03           12/01/01          0
    163222                               O            11/01/16
    0


    6023492          X22/G02             F          180,000.00         ZZ
                                         180        180,000.00          1
                                       6.125          1,531.12         80
                                       5.875          1,531.12
    SHALIMAR         FL   32579          2            10/29/01         00
    0433382033                           05           01/01/02          0
    01090236                             O            12/01/16
    0


    6028934          696/G02             F          297,800.00         ZZ
                                         180        296,860.46          1
                                       7.000          2,676.71         80
                                       6.750          2,676.71
    GERMANTOWN       MD   20876          1            10/11/01         00
    0433290434                           03           12/01/01          0
    31201203                             O            11/01/16
    0


1


    6033964          E22/G02             F           79,000.00         ZZ
                                         180         78,750.76          1
                                       7.000            710.07         61
                                       6.750            710.07
    FARMERVILLE      LA   71241          2            10/05/01         00
    0413055377                           05           12/01/01          0
    0413055377                           O            11/01/16
    0


    6033968          E22/G02             F          561,000.00         ZZ
                                         180        559,171.64          1
                                       6.625          4,925.55         25
                                       6.375          4,925.55
    CORAL GABLES     FL   33143          2            10/10/01         00
    0413061193                           05           12/01/01          0
    0413061193                           O            11/01/16
    0


    6034290          E82/G02             F          185,000.00         ZZ
                                         180        184,422.65          1
                                       7.125          1,675.79         75
                                       6.875          1,675.79
    TOMKINS COVE     NY   10986          2            10/16/01         00
    0400492500                           05           12/01/01          0
    1682065                              O            11/01/16
    0


    6034326          E82/G02             F          145,800.00         ZZ
                                         180        143,406.19          1
                                       6.375          1,260.08         54
                                       6.125          1,260.08
    CUDJOE KEY       FL   33042          2            10/16/01         00
    0400513347                           05           12/01/01          0
    0400513347                           O            11/01/16
    0


    6034806          738/G02             F           68,000.00         ZZ
                                         180         67,787.78          1
                                       7.125            615.97         80
                                       6.875            615.97
    JEFFERSON        GA   30549          1            10/25/01         00
    0433391075                           05           12/01/01          0
    00401183410012                       N            11/01/16
    0


    6034980          676/G02             F           83,500.00         ZZ
                                         180         81,583.41          1
                                       6.750            738.90         58
                                       6.500            738.90
1


    HILO             HI   96720          2            04/06/01         00
    0433422599                           05           06/01/01          0
    6000852340                           O            05/01/16
    0


    6044876          994/X14             F          301,150.00         ZZ
                                         180        296,913.26          1
                                       7.000          2,706.82         87
                                       6.750          2,706.82
    ATLANTA          GA   30319          5            07/30/01         04
    218623498                            05           09/01/01         12
    218623498                            O            08/01/16
    0


    6045534          U05/G02             F          230,000.00         ZZ
                                         180        229,250.40          1
                                       6.625          2,019.39         85
                                       6.375          2,019.39
    ELLICOTT CITY    MD   21043          2            10/31/01         10
    0433353620                           05           12/01/01          6
    3173213                              O            11/01/16
    0


    6046966          601/G02             F           76,700.00         ZZ
                                         180         76,452.71          1
                                       6.750            678.73         80
                                       6.500            678.73
    HIRAM            GA   30141          1            10/24/01         00
    0433341237                           05           12/01/01          0
    60900040                             N            11/01/16
    0


    6046998          758/G02             F           96,900.00         ZZ
                                         180         96,584.19          1
                                       6.625            850.78         72
                                       6.375            850.78
    APACHE JUNCTION  AZ   85219          5            10/24/01         00
    0433390598                           05           12/01/01          0
    660290                               O            11/01/16
    0


    6051178          964/G02             F          540,000.00         ZZ
                                         180        540,000.00          1
                                       6.750          4,778.51         79
                                       6.500          4,778.51
    WALNUT CREEK     CA   94596          5            11/02/01         00
    0433416260                           05           01/01/02          0
    162038                               O            12/01/16
    0
1




    6054374          U62/G02             F           51,000.00         ZZ
                                         180         50,828.33          1
                                       6.250            437.29         68
                                       6.000            437.29
    JACKSONVILLE     FL   32210          5            10/26/01         00
    0433371978                           05           12/01/01          0
    2001306785                           O            11/01/16
    0


    6059634          E22/G02             F          223,000.00         ZZ
                                         180        222,288.76          3
                                       6.875          1,988.84         80
                                       6.625          1,988.84
    BRONX            NY   10456          2            10/15/01         00
    0413079104                           05           12/01/01          0
    0413079104                           O            11/01/16
    0


    6059666          E22/G02             F          425,000.00         ZZ
                                         180        423,599.87          1
                                       6.500          3,702.21         79
                                       6.250          3,702.21
    LA MESA          CA   91941          5            10/12/01         00
    0413098815                           05           12/01/01          0
    0413098815                           O            11/01/16
    0


    6059714          E22/G02             F          118,400.00         ZZ
                                         180        118,005.73          1
                                       6.375          1,023.27         80
                                       6.125          1,023.27
    PLANO            TX   75075          5            10/15/01         00
    0413119322                           05           12/01/01          0
    0413119322                           O            11/01/16
    0


    6059734          E22/G02             F           94,250.00         ZZ
                                         180         93,971.55          1
                                       7.750            887.15         80
                                       7.500            887.15
    KATY             TX   77450          1            10/19/01         00
    0413126921                           03           12/01/01          0
    0413126921                           N            11/01/16
    0


    6060058          E82/G02             F          140,000.00         ZZ
                                         180        139,348.63          1
1


                                       6.750          1,238.87         66
                                       6.500          1,238.87
    CLIFTON          NJ   07011          5            10/18/01         00
    0400503751                           05           12/01/01          0
    0400503751                           O            11/01/16
    0


    6073826          U62/G02             F           83,200.00         ZZ
                                         180         82,919.96          1
                                       6.250            713.37         80
                                       6.000            713.37
    HEREFORD         TX   79045          5            10/26/01         00
    0433381167                           05           12/01/01          0
    2001301700                           O            11/01/16
    0


    6074122          W08/G02             F           82,800.00         ZZ
                                         180         82,544.40          1
                                       7.250            755.85         72
                                       7.000            755.85
    CAPE CANAVERAL   FL   32920          2            10/25/01         00
    0433380136                           01           12/01/01          0
    39109182                             N            11/01/16
    0


    6074240          L76/G02             F          280,000.00         ZZ
                                         180        279,077.57          1
                                       6.500          2,439.10         80
                                       6.250          2,439.10
    RICHMOND         MN   56368          5            10/26/01         00
    0433380292                           05           12/01/01          0
    9506188                              O            11/01/16
    0


    6075824          405/405             F          120,000.00         ZZ
                                         180        118,816.73          1
                                       7.000          1,078.60         65
                                       6.250          1,078.60
    LOS ANGELES      CA   91335          5            09/26/01         00
    0017779380                           05           11/01/01          0
    0017779380                           O            10/01/16
    0


    6078704          B28/G02             F          135,000.00         ZZ
                                         180        134,127.05          1
                                       6.750          1,194.63         63
                                       6.500          1,194.63
    BROOMFIELD       CO   80020          2            09/28/01         00
    0433307675                           05           11/01/01          0
1


    01400062                             N            10/01/16
    0


    6080290          X31/G02             F          104,000.00         ZZ
                                         180        103,661.06          1
                                       6.625            913.11         62
                                       6.375            913.11
    LA PUENTE        CA   91746          5            10/22/01         00
    0433421492                           05           12/01/01          0
    40A00066                             O            11/01/16
    0


    6080478          964/G02             F          170,000.00         ZZ
                                         180        169,420.83          1
                                       6.500          1,480.88         75
                                       6.250          1,480.88
    CLACKAMAS        OR   97015          2            10/09/01         00
    0433287786                           05           12/01/01          0
    150396                               O            11/01/16
    0


    6080990          B28/G02             F          146,300.00         ZZ
                                         180        145,353.98          1
                                       6.750          1,294.62         68
                                       6.500          1,294.62
    BROOMFIELD       CO   80020          2            09/28/01         00
    0433316478                           05           11/01/01          0
    01400064                             N            10/01/16
    0


    6083690          E22/G02             F           46,500.00         ZZ
                                         180         46,353.29          1
                                       7.000            417.96         75
                                       6.750            417.96
    MEMPHIS          TN   38114          5            10/22/01         00
    0413077553                           05           12/01/01          0
    0413077553                           N            11/01/16
    0


    6083738          E22/G02             F          109,000.00         ZZ
                                         180        108,663.52          1
                                       7.250            995.02         80
                                       7.000            995.02
    CARROLLTON       TX   75007          5            10/18/01         00
    0413096322                           05           12/01/01          0
    0413096322                           N            11/01/16
    0


1


    6083778          E22/G02             F          128,350.00         ZZ
                                         180        127,945.06          1
                                       7.000          1,153.65         85
                                       6.750          1,153.65
    SCOTTS BLUFF     NE   69361          5            10/16/01         01
    0413116500                           05           12/01/01         12
    0413116500                           O            11/01/16
    0


    6083784          E22/G02             F           44,000.00         ZZ
                                         180         43,853.48          1
                                       6.375            380.27         80
                                       6.125            380.27
    LA PORTE         TX   77571          5            10/16/01         00
    0413118803                           05           12/01/01          0
    0413118803                           O            11/01/16
    0


    6083818          E22/G02             F          254,550.00         ZZ
                                         180        253,693.21          1
                                       6.250          2,182.57         58
                                       6.000          2,182.57
    COLORADO SPRING  CO   80918          2            10/16/01         00
    0413135377                           05           12/01/01          0
    0413135377                           O            11/01/16
    0


    6083848          E22/G02             F           80,000.00         ZZ
                                         180         79,753.04          1
                                       7.250            730.29         80
                                       7.000            730.29
    HUMBLE           TX   77346          5            10/17/01         00
    0413147869                           03           12/01/01          0
    0413147869                           O            11/01/16
    0


    6084084          E82/G02             F           84,000.00         ZZ
                                         180         83,720.28          1
                                       6.375            725.97         31
                                       6.125            725.97
    SCOTTSDALE       AZ   85260          2            10/18/01         00
    0400516340                           09           12/01/01          0
    1556325                              O            11/01/16
    0


    6084098          E82/G02             F          118,600.00         ZZ
                                         180        118,213.47          2
                                       6.625          1,041.30         44
                                       6.375          1,041.30
1


    BOROUGH OF MAYW  NJ   07607          2            10/18/01         00
    0400512372                           05           12/01/01          0
    1539482                              O            11/01/16
    0


    6084112          E82/G02             F          140,500.00         ZZ
                                         180        140,051.89          1
                                       6.875          1,253.06         29
                                       6.625          1,253.06
    CARNELIAN BAY    CA   96140          5            10/19/01         00
    0400514204                           05           12/01/01          0
    0400514204                           O            11/01/16
    0


    6085074          U28/G02             F           77,500.00         ZZ
                                         180         77,252.82          1
                                       6.875            691.19         33
                                       6.625            691.19
    MOLENA           GA   30258          2            10/16/01         00
    0433348943                           05           12/01/01          0
    ANDERSON,JAM                         O            11/01/16
    0


    6095816          W93/G02             F          105,000.00         ZZ
                                         180        104,335.53          1
                                       7.000            943.77         74
                                       6.750            943.77
    RIVERSIDE        CA   92504          2            09/21/01         00
    0433283439                           05           11/01/01          0
    67334123                             O            10/01/16
    0


    6096284          U62/G02             F           72,000.00         ZZ
                                         180         71,762.80          1
                                       6.500            627.20         80
                                       6.250            627.20
    MCALLEN          TX   78501          2            10/26/01         00
    0433370830                           05           12/01/01          0
    2001299092                           O            11/01/16
    0


    6105814          405/405             F          440,000.00         ZZ
                                         180        435,856.02          1
                                       7.125          3,985.66         80
                                       6.375          3,985.66
    BROOKLYN         NY   11204          1            08/23/01         00
    0017694779                           05           10/01/01          0
    0017694779                           O            09/01/16
    0
1




    6105838          405/405             F           83,000.00         ZZ
                                         180         82,175.23          1
                                       6.500            723.02         41
                                       6.250            723.02
    CHATSWORTH       CA   91311          2            08/07/01         00
    0019863588                           01           10/01/01          0
    0019863588                           N            09/01/16
    0


    6105840          405/405             F          150,000.00         ZZ
                                         180        148,231.33          1
                                       6.750          1,327.37         68
                                       6.250          1,327.37
    STOCKTON         CA   95209          5            09/05/01         00
    0019877836                           05           11/01/01          0
    0019877836                           O            10/01/16
    0


    6105846          405/405             F          206,759.00         ZZ
                                         180        204,790.61          1
                                       7.000          1,858.41         90
                                       6.250          1,858.41
    LAS VEGAS        NV   89147          1            08/20/01         11
    0019908615                           03           10/01/01         25
    0019908615                           O            09/01/16
    0


    6105850          405/405             F          375,000.00         ZZ
                                         180        371,352.42          1
                                       6.750          3,318.42         79
                                       6.250          3,318.42
    HUNTINGTON BEAC  CA   92646          5            08/22/01         00
    0019914639                           05           10/01/01          0
    0019914639                           O            09/01/16
    0


    6108180          U62/G02             F          127,500.00         ZZ
                                         180        127,084.47          1
                                       6.625          1,119.44        100
                                       6.375          1,119.44
    GOULDSBORO       PA   18424          2            10/26/01         04
    0433382587                           05           12/01/01         35
    2001298156                           O            11/01/16
    0


    6110916          E22/G02             F          100,000.00         ZZ
                                         180         99,694.66          1
1


                                       7.375            919.92         80
                                       7.125            919.92
    YAKIMA           WA   98902          2            10/12/01         00
    0413052754                           05           12/01/01          0
    0413052754                           O            11/01/16
    0


    6110944          E22/G02             F          232,000.00         ZZ
                                         180        231,299.33          1
                                       7.500          2,150.67         80
                                       7.250          2,150.67
    TROY             MI   48098          5            10/18/01         00
    0413088352                           05           12/01/01          0
    0413088352                           O            11/01/16
    0


    6110958          E22/G02             F           53,200.00         ZZ
                                         180         53,041.08          1
                                       7.625            496.96         80
                                       7.375            496.96
    HOUSTON          TX   77066          5            10/15/01         00
    0413096934                           03           12/01/01          0
    0413096934                           O            11/01/16
    0


    6111022          E22/G02             F          115,000.00         ZZ
                                         180        114,621.15          1
                                       6.500          1,001.77         70
                                       6.250          1,001.77
    CLINTON          MD   20735          2            10/17/01         00
    0413134180                           03           12/01/01          0
    0413134180                           O            11/01/16
    0


    6111040          E22/G02             F          126,000.00         ZZ
                                         180        125,584.90          1
                                       6.500          1,097.60         90
                                       6.250          1,097.60
    WARRIOR          AL   35180          5            10/18/01         04
    0413144387                           05           12/01/01         12
    0413144387                           O            11/01/16
    0


    6111048          E22/G02             F          103,700.00         ZZ
                                         180        103,386.82          1
                                       7.500            961.31         85
                                       7.250            961.31
    PINELLAS PARK    FL   33781          5            10/18/01         04
    0413145962                           05           12/01/01         12
1


    0413145962                           O            11/01/16
    0


    6111092          E22/G02             F           96,500.00         ZZ
                                         180         96,178.66          1
                                       6.375            834.00         46
                                       6.125            834.00
    LITTLETON        CO   80128          5            10/23/01         00
    0413177429                           05           12/01/01          0
    0413177429                           N            11/01/16
    0


    6114654          T68/G02             F           37,000.00         ZZ
                                         180         36,889.47          1
                                       7.625            345.63         78
                                       7.375            345.63
    COOLIDGE         AZ   85228          5            10/26/01         00
    0433409653                           05           12/01/01          0
    1                                    O            11/01/16
    0


    6121334          E23/G02             F          399,000.00         ZZ
                                         180        399,000.00          1
                                       6.375          3,448.36         69
                                       6.125          3,448.36
    SANTA ROSA       CA   95401          2            11/02/01         00
    0433419264                           03           01/01/02          0
    62000196                             O            12/01/16
    0


    6121904          H93/G02             F           30,600.00         ZZ
                                         180         30,507.58          1
                                       7.500            283.67         90
                                       7.250            283.67
    ST JOSEPH        MO   64505          1            10/26/01         04
    0433384468                           05           12/01/01         25
    2001001635                           N            11/01/16
    0


    6123826          H76/G02             F          204,000.00         ZZ
                                         180        204,000.00          1
                                       7.500          1,891.11         80
                                       7.250          1,891.11
    CINCINNATI       OH   45231          5            10/29/01         00
    0433387115                           05           01/01/02          0
    2001404586                           O            12/01/16
    0


1


    6136102          964/G02             F          396,000.00         T
                                         180        394,709.39          1
                                       6.625          3,476.86         80
                                       6.375          3,476.86
    OTIS             OR   97368          1            10/30/01         00
    0433364924                           05           12/01/01          0
    165148                               O            11/01/16
    0


    6136506          E22/G02             F          133,600.00         ZZ
                                         180        133,183.06          1
                                       7.125          1,210.19         80
                                       6.875          1,210.19
    ARLINGTON        TX   76016          5            10/18/01         00
    0413033127                           05           12/01/01          0
    0413033127                           O            11/01/16
    0


    6136574          E22/G02             F          170,000.00         ZZ
                                         180        169,445.95          1
                                       6.625          1,492.59         67
                                       6.375          1,492.59
    WARWICK          RI   02886          5            10/19/01         00
    0413089814                           05           12/01/01          0
    0413089814                           O            11/01/16
    0


    6136576          E22/G02             F          330,000.00         ZZ
                                         180        328,992.37          1
                                       7.375          3,035.75         74
                                       7.125          3,035.75
    TROY             MI   48098          5            10/19/01         00
    0413090093                           05           12/01/01          0
    0413090093                           O            11/01/16
    0


    6136616          E22/G02             F           94,500.00         ZZ
                                         180         94,205.08          1
                                       7.125            856.01         75
                                       6.875            856.01
    MESQUITE         TX   75150          5            10/19/01         00
    0413110818                           05           12/01/01          0
    0413110818                           O            11/01/16
    0


    6136642          E22/G02             F          116,000.00         ZZ
                                         180        115,637.99          1
                                       7.125          1,050.76         90
                                       6.875          1,050.76
1


    TAMPA            FL   33625          5            10/19/01         04
    0413127994                           03           12/01/01         12
    0413127994                           O            11/01/16
    0


    6136650          E22/G02             F          316,000.00         ZZ
                                         180        314,947.72          1
                                       6.375          2,731.03         79
                                       6.125          2,731.03
    VINEMONT         AL   35179          2            10/19/01         00
    0413130451                           05           12/01/01          0
    0413130451                           O            11/01/16
    0


    6136654          E22/G02             F          254,800.00         ZZ
                                         180        253,960.59          1
                                       6.500          2,219.58         80
                                       6.250          2,219.58
    DALLAS           TX   75224          5            10/19/01         00
    0413133315                           05           12/01/01          0
    0413133315                           O            11/01/16
    0


    6137104          E82/G02             F           87,500.00         ZZ
                                         180         87,192.19          1
                                       6.750            774.30         70
                                       6.500            774.30
    RED BLUFF        CA   96080          2            09/27/01         00
    0400491783                           05           12/01/01          0
    1617467                              O            11/01/16
    0


    6137108          E82/G02             F           79,400.00         ZZ
                                         180         79,141.22          1
                                       6.625            697.13         56
                                       6.375            697.13
    BELFAST          ME   04915          2            10/22/01         00
    0400510764                           05           12/01/01          0
    0400510764                           O            11/01/16
    0


    6137120          E82/G02             F          139,000.00         ZZ
                                         180        138,542.08          1
                                       6.500          1,210.84         78
                                       6.250          1,210.84
    AMHERST          NY   14068          2            10/22/01         00
    0400503231                           05           12/01/01          0
    1587466                              O            11/01/16
    0
1




    6137124          E82/G02             F          102,000.00         ZZ
                                         180        101,667.57          1
                                       6.625            895.55         56
                                       6.375            895.55
    NORTH HOLLYWOOD  CA   91606          5            10/15/01         00
    0400496063                           05           12/01/01          0
    0400496063                           O            11/01/16
    0


    6137128          E82/G02             F          113,700.00         ZZ
                                         180        113,345.16          1
                                       7.125          1,029.93         79
                                       6.875          1,029.93
    HOLMDEL          NJ   07733          2            10/22/01         00
    0400508057                           01           12/01/01          0
    0400508057                           N            11/01/16
    0


    6137140          E82/G02             F          252,860.00         ZZ
                                         180        252,044.76          1
                                       6.750          2,237.58         78
                                       6.500          2,237.58
    CORDOVA          TN   38018          2            10/22/01         00
    0400507588                           05           12/01/01          0
    0400507588                           O            11/01/16
    0


    6138780          405/405             F          480,000.00         ZZ
                                         180        475,430.31          1
                                       7.000          4,314.38         80
                                       6.500          4,314.38
    POTOMAC          MD   20854          5            08/27/01         00
    0012416038                           05           10/01/01          0
    0012416038                           O            09/01/16
    0


    6138822          405/405             F          364,000.00         ZZ
                                         180        360,497.22          1
                                       6.875          3,246.35         80
                                       6.375          3,246.35
    WILMETTE         IL   60091          5            08/24/01         00
    0017662248                           05           10/01/01          0
    0017662248                           O            09/01/16
    0


    6144676          N74/G02             F           78,200.00         ZZ
                                         180         77,950.59          1
1


                                       6.875            697.43         73
                                       6.625            697.43
    FERRUM           VA   24088          2            10/29/01         00
    0433356946                           05           12/01/01          0
    0029463010                           N            11/01/16
    0


    6154052          U62/G02             F           96,000.00         ZZ
                                         180         95,683.74          1
                                       6.500            836.26         68
                                       6.250            836.26
    GREENBELT        MD   20770          2            10/30/01         00
    0433371614                           09           12/01/01          0
    2001312741                           N            11/01/16
    0


    6154352          U62/G02             F          162,500.00         ZZ
                                         180        161,964.67          1
                                       6.500          1,415.54         68
                                       6.250          1,415.54
    BOWIE            MD   20720          2            10/30/01         00
    0433355591                           05           12/01/01          0
    2001312745                           N            11/01/16
    0


    6154796          975/G02             F          326,000.00         ZZ
                                         180        324,948.95          1
                                       6.750          2,884.80         80
                                       6.500          2,884.80
    SAN GABRIEL      CA   91775          2            10/09/01         00
    0433400462                           05           12/01/01          0
    2014559                              O            11/01/16
    0


    6161212          E22/G02             F           90,000.00         ZZ
                                         180         89,719.13          1
                                       7.125            815.25         75
                                       6.875            815.25
    HOUSTON          TX   77070          1            10/09/01         00
    0413051483                           05           12/01/01          0
    0413051483                           O            11/01/16
    0


    6161282          E22/G02             F          138,000.00         ZZ
                                         180        137,559.87          1
                                       6.875          1,230.76         80
                                       6.625          1,230.76
    CHICAGO          IL   60622          1            10/25/01         00
    0413132002                           05           12/01/01          0
1


    0413132002                           O            11/01/16
    0


    6161942          E82/G02             F          230,000.00         ZZ
                                         180        229,225.85          1
                                       6.250          1,972.07         54
                                       6.000          1,972.07
    MORRISON         CO   80465          2            10/24/01         00
    0400518536                           03           12/01/01          0
    1783338                              O            11/01/16
    0


    6161950          E82/G02             F          245,450.00         ZZ
                                         180        244,667.16          1
                                       6.875          2,189.06         76
                                       6.625          2,189.06
    RIDGELAND        MS   39157          2            10/23/01         00
    0400510160                           05           12/01/01          0
    4067951                              O            11/01/16
    0


    6161958          E82/G02             F           70,000.00         ZZ
                                         180         69,766.90          1
                                       6.375            604.98         44
                                       6.125            604.98
    CHINO HILLS      CA   91709          2            10/23/01         00
    0400512547                           05           12/01/01          0
    0400512547                           O            11/01/16
    0


    6161974          E82/G02             F           91,850.00         ZZ
                                         180         91,547.41          1
                                       6.500            800.11         72
                                       6.250            800.11
    ELKHART          IN   46516          2            10/24/01         00
    0400513453                           05           12/01/01          0
    1743182                              O            11/01/16
    0


    6162270          H76/G02             F          153,000.00         ZZ
                                         180        152,532.82          1
                                       7.375          1,407.49         58
                                       7.125          1,407.49
    GLOCESTER        RI   02857          2            10/30/01         00
    0433407228                           05           12/01/01          0
    2001402016                           O            11/01/16
    0


1


    6163128          W93/G02             F          229,000.00         ZZ
                                         180        227,597.24          1
                                       7.375          2,106.63         48
                                       7.125          2,106.63
    SANTA CRUZ       CA   95062          2            09/12/01         00
    0433287745                           01           11/01/01          0
    20279368                             O            10/01/16
    0


    6164054          W93/G02             F          115,000.00         ZZ
                                         180        114,264.32          1
                                       6.875          1,025.64         71
                                       6.625          1,025.64
    RIALTO           CA   92377          2            09/10/01         00
    0433288222                           05           11/01/01          0
    67334212                             O            10/01/16
    0


    6168346          025/025             F          469,100.00         ZZ
                                         180        463,191.77          1
                                       7.125          4,249.25         75
                                       6.875          4,249.25
    CORDOVA          TN   38018          5            07/26/01         00
    0139376867                           05           09/01/01          0
    0139376867                           O            08/01/16
    0


    6170568          L16/G02             F          113,050.00         ZZ
                                         180        112,677.56          1
                                       6.500            984.79         85
                                       6.250            984.79
    LAYTON           UT   84041          2            10/31/01         04
    0433387214                           05           12/01/01         30
    R2414                                O            11/01/16
    0


    6171414          F89/G02             F          122,100.00         ZZ
                                         180        121,697.76          1
                                       6.500          1,063.62         67
                                       6.250          1,063.62
    CORONA           CA   92879          2            10/26/01         00
    0433396793                           05           12/01/01          0
    14558                                O            11/01/16
    0


    6174954          N74/G02             F          183,000.00         ZZ
                                         180        183,000.00          1
                                       6.250          1,569.08         80
                                       6.000          1,569.08
1


    FOREST           VA   24551          5            10/31/01         00
    0433393485                           05           01/01/02          0
    0029473010                           O            12/01/16
    0


    6180900          N74/G02             F           64,000.00         ZZ
                                         180         64,000.00          1
                                       7.625            597.84         76
                                       7.375            597.84
    DURHAM           NC   27713          5            10/31/01         00
    0433393188                           05           01/01/02          0
    0029477010                           O            12/01/16
    0


    6183504          N74/G02             F           55,800.00         ZZ
                                         180         55,800.00          1
                                       6.250            478.44         90
                                       6.000            478.44
    STANLEY          VA   22851          5            10/31/01         01
    0433393527                           05           01/01/02         25
    0029478010                           O            12/01/16
    0


    6188424          E22/G02             F           69,000.00         ZZ
                                         180         68,782.31          1
                                       7.000            620.19         69
                                       6.750            620.19
    CUMMING          GA   30041          2            10/22/01         00
    0413142167                           05           12/01/01          0
    0413142167                           O            11/01/16
    0


    6188426          E22/G02             F           82,400.00         ZZ
                                         180         82,137.08          1
                                       6.875            734.89         80
                                       6.625            734.89
    GARLAND          TX   75044          1            10/26/01         00
    0413142266                           05           12/01/01          0
    0413142266                           N            11/01/16
    0


    6188512          E22/G02             F           97,110.00         ZZ
                                         180         96,816.72          1
                                       7.500            900.22         90
                                       7.250            900.22
    SOUTH BURLINGTO  VT   05403          1            10/26/01         04
    0413195942                           01           12/01/01         12
    0413195942                           N            11/01/16
    0
1




    6189170          E82/G02             F          128,000.00         ZZ
                                         180        127,478.31          1
                                       6.500          1,115.02         61
                                       6.250          1,115.02
    BOCA RATON       FL   33486          2            10/22/01         00
    0400504585                           05           12/01/01          0
    0400504585                           O            11/01/16
    0


    6189174          E82/G02             F          137,600.00         ZZ
                                         180        137,156.36          1
                                       6.750          1,217.64         80
                                       6.500          1,217.64
    STOCKBRIDGE      GA   30281          5            10/25/01         00
    0400506606                           05           12/01/01          0
    0400506606                           O            11/01/16
    0


    6192280          M27/G02             F          250,000.00         ZZ
                                         180        250,000.00          1
                                       6.500          2,177.77         56
                                       6.250          2,177.77
    NASHVILLE        TN   37215          5            11/01/01         00
    0433392321                           05           01/01/02          0
    600697629                            O            12/01/16
    0


    6194084          Q73/G02             F          561,200.00         ZZ
                                         180        561,200.00          1
                                       6.000          4,735.72         33
                                       5.750          4,735.72
    FORT SMITH       AR   72908          2            11/13/01         00
    0433406766                           05           01/01/02          0
    2866255                              O            12/01/16
    0


    6195778          369/G02             F          399,950.00         ZZ
                                         180        398,646.52          1
                                       6.625          3,511.54         80
                                       6.375          3,511.54
    MIDDLETON        WI   53562          2            11/02/01         00
    0433396850                           01           12/01/01          0
    18559454                             O            11/01/16
    0


    6200266          H22/G02             F           97,200.00         ZZ
                                         180         97,200.00          1
1


                                       6.875            866.88         90
                                       6.625            866.88
    JACKSON HEIGHTS  NY   11370          1            11/21/01         10
    0433399276                           01           01/01/02         25
    0108008                              N            12/01/16
    0


    6202768          J95/G02             F          103,500.00         ZZ
                                         180        101,655.38          4
                                       7.875            981.65         90
                                       7.625            981.65
    TALLAHASSEE      FL   32304          1            05/29/01         12
    0433317187                           05           07/01/01         25
    0023648629                           N            06/01/16
    0


    6202770          J95/G02             F          345,000.00         ZZ
                                         180        340,883.23          4
                                       7.750          3,247.40         58
                                       7.500          3,247.40
    CHARLESTON       SC   29403          5            07/20/01         00
    0433317484                           05           09/01/01          0
    0020201141                           N            08/01/16
    0


    6202776          J95/G02             F           36,800.00         ZZ
                                         180         36,577.03          1
                                       7.500            341.14         80
                                       7.250            341.14
    CHATTANOOGA      TN   37404          5            09/24/01         00
    0433316965                           05           11/01/01          0
    0023690142                           O            10/01/16
    0


    6202778          J95/G02             F          170,950.00         ZZ
                                         180        169,832.64          1
                                       6.625          1,500.93         60
                                       6.375          1,500.93
    SUNSET BEACH     NC   28468          2            09/06/01         00
    0433317302                           05           11/01/01          0
    0020231056                           O            10/01/16
    0


    6202780          J95/G02             F          108,000.00         ZZ
                                         180        107,338.43          4
                                       7.375            993.52         90
                                       7.125            993.52
    LOUISVILLE       TN   37777          1            09/24/01         12
    0433318011                           05           11/01/01         25
1


    0027515451                           N            10/01/16
    0


    6202782          J95/G02             F          275,000.00         ZZ
                                         180        273,297.05          1
                                       7.250          2,510.37         48
                                       7.000          2,510.37
    FLORENCE         SC   29501          2            09/11/01         00
    0433317500                           05           11/01/01          0
    0020237368                           O            10/01/16
    0


    6206860          Q73/G02             F          100,000.00         ZZ
                                         180        100,000.00          1
                                       6.375            864.25         71
                                       6.125            864.25
    OLIVE BRANCH     MS   38654          2            11/08/01         00
    0433392545                           05           01/01/02          0
    2843647                              O            12/01/16
    0


    6211450          E82/G02             F          174,200.00         ZZ
                                         180        173,619.92          1
                                       6.375          1,505.52         80
                                       6.125          1,505.52
    HIGHLAND PARK    IL   60035          2            10/26/01         00
    0400525754                           05           12/01/01          0
    0400525754                           O            11/01/16
    0


    6211470          E82/G02             F          233,600.00         ZZ
                                         180        232,870.98          1
                                       7.125          2,116.02         80
                                       6.875          2,116.02
    WEST BLOOMFIELD  MI   48322          1            10/31/01         00
    0400503165                           01           12/01/01          0
    0400503165                           O            11/01/16
    0


    6211476          E82/G02             F          225,000.00         ZZ
                                         180        224,290.14          4
                                       7.000          2,022.36         70
                                       6.750          2,022.36
    GOLDEN           CO   80401          2            10/31/01         00
    0400519559                           05           12/01/01          0
    1799945                              N            11/01/16
    0


1


    6211610          163/G02             F          330,000.00         ZZ
                                         180        328,912.84          1
                                       6.500          2,874.66         60
                                       6.250          2,874.66
    AVON             CT   06001          1            11/01/01         00
    0433359536                           05           12/01/01          0
    1000364119                           O            11/01/16
    0


    6213046          A52/G02             F          113,000.00         ZZ
                                         180        113,000.00          1
                                       6.500            984.35         78
                                       6.250            984.35
    SNELLVILLE       GA   30039          5            11/05/01         00
    0433417342                           05           01/01/02          0
    16722                                O            12/01/16
    0


    6213236          E22/G02             F          220,000.00         ZZ
                                         180        219,320.87          1
                                       7.250          2,008.30         80
                                       7.000          2,008.30
    HOUSTON          TX   77008          5            10/23/01         00
    0413094368                           05           12/01/01          0
    0413094368                           O            11/01/16
    0


    6213284          E22/G02             F          170,000.00         ZZ
                                         180        169,445.95          1
                                       6.625          1,492.59         73
                                       6.375          1,492.59
    HOUSTON          TX   77064          5            10/23/01         00
    0413111469                           03           12/01/01          0
    0413111469                           O            11/01/16
    0


    6213354          E22/G02             F          368,000.00         ZZ
                                         180        366,826.31          1
                                       6.875          3,282.02         80
                                       6.625          3,282.02
    HOUSTON          TX   77027          5            10/22/01         00
    0413133455                           07           12/01/01          0
    0413133455                           O            11/01/16
    0


    6213438          E22/G02             F          350,000.00         ZZ
                                         180        348,834.50          1
                                       6.375          3,024.88         59
                                       6.125          3,024.88
1


    SAN FRANCISCO    CA   94132          1            10/15/01         00
    0413159278                           05           12/01/01          0
    0413159278                           O            11/01/16
    0


    6213474          E22/G02             F          120,000.00         ZZ
                                         180        119,604.67          1
                                       6.500          1,045.33         80
                                       6.250          1,045.33
    PUEBLO           CO   81005          2            10/22/01         00
    0413174251                           05           12/01/01          0
    0413174251                           O            11/01/16
    0


    6213504          E22/G02             F          114,000.00         ZZ
                                         180        113,632.45          1
                                       6.750          1,008.80         79
                                       6.500          1,008.80
    SHERMAN          TX   75092          5            10/24/01         00
    0413194846                           05           12/01/01          0
    0413194846                           O            11/01/16
    0


    6217812          U05/G02             F          233,000.00         ZZ
                                         180        233,000.00          1
                                       6.250          1,997.80         67
                                       6.000          1,997.80
    WEST COVINA      CA   91791          5            11/06/01         00
    0433421948                           05           01/01/02          0
    3181736                              O            12/01/16
    0


    6224842          N47/G02             F          315,000.00         ZZ
                                         180        315,000.00          1
                                       6.625          2,765.68         79
                                       6.375          2,765.68
    LOS ANGELES      CA   91344          2            11/02/01         00
    0433392289                           05           01/01/02          0
    30311410                             O            12/01/16
    0


    6226652          P01/G02             F          150,000.00         ZZ
                                         180        149,526.75          1
                                       7.000          1,348.25         80
                                       6.750          1,348.25
    MARIETTA         GA   30068          5            11/02/01         00
    0433382736                           05           12/07/01          0
    01006840                             O            11/07/16
    0
1




    6227306          S43/G02             F           46,500.00         ZZ
                                         180         46,500.00          1
                                       6.625            408.27         44
                                       6.375            408.27
    ALBUQUERQUE      NM   87108          2            11/13/01         00
    0433417854                           05           01/01/02          0
    011811                               N            12/01/16
    0


    6233724          L16/G02             F          267,580.00         ZZ
                                         180        266,717.30          1
                                       6.750          2,367.84         90
                                       6.500          2,367.84
    RANCHO CUCAMONG  CA   91701          1            10/29/01         01
    0433376043                           05           12/01/01         25
    W0109212                             O            11/01/16
    0


    6236878          E22/G02             F           50,000.00         ZZ
                                         180         49,838.80          1
                                       6.750            442.45         59
                                       6.500            442.45
    LIVINGSTON       TX   77351          5            10/25/01         00
    0412949158                           05           12/01/01          0
    0412949158                           O            11/01/16
    0


    6236956          E22/G02             F          136,550.00         ZZ
                                         180        136,100.15          1
                                       6.500          1,189.50         78
                                       6.250          1,189.50
    PEARLAND         TX   77581          5            10/22/01         00
    0413112442                           03           12/01/01          0
    0413112442                           O            11/01/16
    0


    6236984          E22/G02             F           74,000.00         ZZ
                                         120         73,569.52          1
                                       6.875            854.44         34
                                       6.625            854.44
    AMARILLO         TX   79110          5            10/24/01         00
    0413128091                           05           12/01/01          0
    0413128091                           O            11/01/11
    0


    6237036          E22/G02             F          182,300.00         ZZ
                                         180        181,692.74          1
1


                                       6.375          1,575.53         80
                                       6.125          1,575.53
    DALLAS           TX   75218          5            10/25/01         00
    0413146184                           05           12/01/01          0
    0413146184                           O            11/01/16
    0


    6237058          E22/G02             F          328,000.00         ZZ
                                         180        326,965.17          1
                                       7.000          2,948.16         80
                                       6.750          2,948.16
    AUSTIN           TX   78750          5            10/25/01         00
    0413152455                           03           12/01/01          0
    0413152455                           O            11/01/16
    0


    6237084          E22/G02             F          343,200.00         ZZ
                                         180        342,093.49          1
                                       6.750          3,037.01         80
                                       6.500          3,037.01
    TAOS             NM   87514          2            10/25/01         00
    0413166513                           05           12/01/01          0
    0413166513                           O            11/01/16
    0


    6247098          738/G02             F          368,000.00         ZZ
                                         180        368,000.00          1
                                       6.375          3,180.45         79
                                       6.125          3,180.45
    WOODSTOCK        GA   30189          2            11/02/01         00
    0433403847                           03           01/01/02          0
    00401511590008                       O            12/01/16
    0


    6257548          624/G02             F          489,000.00         ZZ
                                         180        489,000.00          1
                                       6.500          4,259.72         71
                                       6.250          4,259.72
    PENRYN           CA   95663          5            11/02/01         00
    0433396074                           05           01/01/02          0
    38800612163F                         O            12/01/16
    0


    6262964          E82/G02             F          117,800.00         ZZ
                                         180        117,411.92          1
                                       6.500          1,026.16         62
                                       6.250          1,026.16
    REDWOOD VALLEY   CA   95470          2            10/16/01         00
    0400506952                           05           12/01/01          0
1


    1925643                              O            11/01/16
    0


    6262986          E82/G02             F          138,750.00         ZZ
                                         180        138,292.90          1
                                       6.500          1,208.66         68
                                       6.250          1,208.66
    BURLISON         TN   38015          2            10/29/01         00
    0400518437                           05           12/01/01          0
    0400518437                           O            11/01/16
    0


    6263002          E82/G02             F          280,000.00         ZZ
                                         180        279,097.25          1
                                       6.750          2,477.75         80
                                       6.500          2,477.75
    LAS VEGAS        NV   89124          2            10/29/01         00
    0400495743                           05           12/01/01          0
    0400495743                           O            11/01/16
    0


    6263006          E82/G02             F          131,100.00         ZZ
                                         180        130,681.87          1
                                       6.875          1,169.22         80
                                       6.625          1,169.22
    MESA             AZ   85203          5            10/29/01         00
    0400508024                           03           12/01/01          0
    0400508024                           O            11/01/16
    0


    6263008          E82/G02             F          108,600.00         ZZ
                                         180        108,600.00          1
                                       7.125            983.73         69
                                       6.875            983.73
    IDAHO SPRINGS    CO   80452          2            11/01/01         00
    0400507349                           05           01/01/02          0
    0400507349                           N            12/01/16
    0


    6264580          E22/G02             F           65,120.00         ZZ
                                         180         64,912.30          1
                                       6.875            580.78         80
                                       6.625            580.78
    COLDSPRING       TX   77331          5            10/26/01         00
    0413000597                           05           12/01/01          0
    0413000597                           O            11/01/16
    0


1


    6264634          E22/G02             F          116,550.00         ZZ
                                         180        116,182.29          1
                                       7.000          1,047.58         90
                                       6.750          1,047.58
    WARETOWN         NJ   08758          5            10/26/01         04
    0413090291                           05           12/01/01         25
    0413090291                           O            11/01/16
    0


    6264698          E22/G02             F          100,000.00         ZZ
                                         180         99,677.59          1
                                       6.750            884.91         60
                                       6.500            884.91
    HOUSTON          TX   77068          5            10/26/01         00
    0413119777                           03           12/01/01          0
    0413119777                           O            11/01/16
    0


    6264714          E22/G02             F          249,600.00         ZZ
                                         180        248,768.83          1
                                       6.375          2,157.17         76
                                       6.125          2,157.17
    NORTH POTOMAC    MD   20878          5            10/26/01         00
    0413126822                           05           12/01/01          0
    0413126822                           O            11/01/16
    0


    6264770          E22/G02             F           71,100.00         T
                                         180         70,863.24          1
                                       6.375            614.48         90
                                       6.125            614.48
    HAY TOWNSHIP     MI   48624          1            10/31/01         04
    0413144023                           05           12/01/01         25
    0413144023                           O            11/01/16
    0


    6264776          E22/G02             F          527,500.00         ZZ
                                         180        525,853.77          1
                                       7.125          4,778.26         80
                                       6.875          4,778.26
    PLANO            TX   75093          2            10/26/01         00
    0413147778                           03           12/01/01          0
    0413147778                           O            11/01/16
    0


    6264804          E22/G02             F          179,920.00         ZZ
                                         180        179,346.17          1
                                       6.875          1,604.62         80
                                       6.625          1,604.62
1


    PEMBROKE PINES   FL   33028          1            10/29/01         00
    0413158734                           03           12/01/01          0
    0413158734                           O            11/01/16
    0


    6264844          E22/G02             F           70,000.00         ZZ
                                         180         69,630.21          1
                                       7.375            643.95         64
                                       7.125            643.95
    KINGSBURG        CA   93631          2            10/26/01         00
    0413170572                           05           12/01/01          0
    0413170572                           N            11/01/16
    0


    6264964          E22/G02             F          176,000.00         ZZ
                                         180        175,462.60          1
                                       7.375          1,619.07         80
                                       7.125          1,619.07
    SACRAMENTO       CA   95831          2            10/26/01         00
    0413199324                           05           12/01/01          0
    0413199324                           N            11/01/16
    0


    6267014          076/076             F           83,250.00         ZZ
                                         180         82,745.57          4
                                       7.500            771.74         90
                                       7.250            771.74
    GRAND FORKS      ND   58201          1            09/11/01         10
    0228630                              05           11/01/01         25
    0228630                              N            10/01/16
    0


    6267016          076/076             F           83,250.00         ZZ
                                         180         82,745.57          4
                                       7.500            771.74         90
                                       7.250            771.74
    GRAND FORKS      ND   58201          1            09/11/01         10
    0228652                              05           11/01/01         25
    0228652                              N            10/01/16
    0


    6267018          076/076             F          232,500.00         ZZ
                                         180        231,028.66          1
                                       7.000          2,089.78         73
                                       6.750          2,089.78
    OKLAHOMA CITY    OK   73099          2            09/19/01         00
    0424981                              03           11/01/01          0
    0424981                              O            10/01/16
    0
1




    6267020          076/076             F          340,000.00         ZZ
                                         180        337,917.22          1
                                       7.750          3,200.34         80
                                       7.500          3,200.34
    GLEN MILLS       PA   19342          5            09/26/01         00
    5569465                              03           11/01/01          0
    5569465                              O            10/01/16
    0


    6267026          076/076             F          125,650.00         ZZ
                                         180        124,414.68          1
                                       6.625          1,103.20         70
                                       6.375          1,103.20
    CLINTON          AR   72031          2            08/30/01         00
    7140652                              05           10/01/01          0
    7140652                              O            09/01/16
    0


    6270644          462/G02             F          400,000.00         ZZ
                                         180        398,667.99          1
                                       6.375          3,457.01         78
                                       6.125          3,457.01
    MIAMI            FL   33178          1            10/11/01         00
    0433331964                           03           12/01/01          0
    0005224217                           O            11/01/16
    0


    6270844          Q51/G02             F          416,000.00         ZZ
                                         180        414,673.22          1
                                       6.875          3,710.11         79
                                       6.625          3,710.11
    PLACENTIA        CA   92870          5            10/19/01         00
    0433331675                           03           12/01/01          0
    1092121                              O            11/01/16
    0


    6271338          E84/G02             F          156,600.00         ZZ
                                         180        156,600.00          1
                                       6.250          1,342.72         77
                                       6.000          1,342.72
    ARVADA           CO   80005          2            11/06/01         00
    0433417557                           05           01/01/02          0
    32801944                             O            12/01/16
    0


    6282880          L76/G02             F           50,000.00         ZZ
                                         180         50,000.00          1
1


                                       6.375            432.13         33
                                       6.125            432.13
    CHAMPLIN         MN   55316          5            11/08/01         00
    0433380896                           05           01/01/02          0
    9506144                              O            12/01/16
    0


    6290892          E22/G02             F          496,000.00         ZZ
                                         180        494,452.08          2
                                       7.125          4,492.92         67
                                       6.875          4,492.92
    SAN FRANCISCO    CA   94118          2            10/23/01         00
    0413161282                           05           12/01/01          0
    0413161282                           O            11/01/16
    0


    6291500          E82/G02             F          191,000.00         ZZ
                                         180        190,370.76          1
                                       6.500          1,663.82         61
                                       6.250          1,663.82
    MILWOOD          NY   10546          2            11/01/01         00
    0400512166                           05           12/01/01          0
    0400512166                           O            11/01/16
    0


    6291508          E82/G02             F          101,300.00         ZZ
                                         180        100,966.28          1
                                       6.500            882.43         74
                                       6.250            882.43
    PINE BUSH        NY   12566          2            10/30/01         00
    0400517637                           05           12/01/01          0
    2951976                              O            11/01/16
    0


    6291510          E82/G02             F           89,900.00         ZZ
                                         180         89,398.06          1
                                       6.625            789.32         68
                                       6.375            789.32
    NORTH MIAMI BEA  FL   33160          2            10/29/01         00
    0400507356                           01           12/01/01          0
    0400507356                           O            11/01/16
    0


    6291518          E82/G02             F          117,500.00         ZZ
                                         180        117,121.17          1
                                       6.750          1,039.77         60
                                       6.500          1,039.77
    SAN ANTONIO      TX   78248          2            10/31/01         00
    0400498135                           05           12/01/01          0
1


    0400498135                           O            11/01/16
    0


    6291522          E82/G02             F          230,000.00         ZZ
                                         180        230,000.00          1
                                       6.500          2,003.55         70
                                       6.250          2,003.55
    SUSSEX           NJ   07461          5            10/30/01         00
    0400509824                           05           01/01/02          0
    0400509824                           O            12/01/16
    0


    6291526          E82/G02             F           87,200.00         ZZ
                                         180         87,200.00          1
                                       6.375            753.63         74
                                       6.125            753.63
    FRESNO           CA   93722          2            10/31/01         00
    0400520755                           05           01/01/02          0
    1601293                              O            12/01/16
    0


    6291530          E82/G02             F          170,000.00         ZZ
                                         180        169,451.90          1
                                       6.750          1,504.35         67
                                       6.500          1,504.35
    SCHAUMBURG       IL   60193          5            10/30/01         00
    0400508149                           05           12/01/01          0
    0400508149                           O            11/01/16
    0


    6291548          E82/G02             F          115,200.00         ZZ
                                         180        114,824.55          2
                                       6.625          1,011.45         78
                                       6.375          1,011.45
    COLUMBUS         OH   43231          2            10/30/01         00
    0400517579                           05           12/01/01          0
    4117901                              O            11/01/16
    0


    6309508          W39/G02             F           64,750.00         ZZ
                                         180         64,750.00          1
                                       6.500            564.04         87
                                       6.250            564.04
    BRANDON          MS   39042          2            11/06/01         01
    0433408119                           05           01/01/02         25
    99235                                O            12/01/16
    0


1


    6311010          E84/G02             F          400,000.00         ZZ
                                         180        398,696.35          1
                                       6.625          3,511.98         60
                                       6.375          3,511.98
    PARKER           CO   80134          2            10/19/01         00
    0433338399                           03           12/01/01          0
    81080634                             O            11/01/16
    0


    6315226          E84/G02             F          396,000.00         ZZ
                                         180        394,695.41          1
                                       6.500          3,449.59         73
                                       6.250          3,449.59
    COLUMBUS         GA   31904          2            10/09/01         00
    0433343092                           05           12/01/01          0
    15403252                             O            11/01/16
    0


    6319632          E22/G02             F           41,500.00         ZZ
                                         180         41,361.81          1
                                       6.375            358.66         61
                                       6.125            358.66
    WYLIE            TX   75098          2            10/31/01         00
    0413098930                           05           12/01/01          0
    0413098930                           N            11/01/16
    0


    6319638          E22/G02             F          135,000.00         ZZ
                                         180        134,569.44          1
                                       6.875          1,204.00         79
                                       6.625          1,204.00
    HIALEAH          FL   33013          2            10/29/01         00
    0413105404                           05           12/01/01          0
    0413105404                           O            11/01/16
    0


    6319658          E22/G02             F          160,000.00         ZZ
                                         180        159,461.45          1
                                       6.250          1,371.88         80
                                       6.000          1,371.88
    BONITA SPRINGS   FL   34135          5            10/29/01         00
    0413127481                           05           12/01/01          0
    0413127481                           O            11/01/16
    0


    6319676          E22/G02             F           57,800.00         ZZ
                                         180         57,623.51          1
                                       7.375            531.72         85
                                       7.125            531.72
1


    OKLAHOMA CITY    OK   73119          5            10/29/01         04
    0413146531                           05           12/01/01          6
    0413146531                           O            11/01/16
    0


    6319714          E22/G02             F          389,000.00         ZZ
                                         120        386,674.24          1
                                       6.375          4,392.32         56
                                       6.125          4,392.32
    HAWTHORN WOODS   IL   60047          5            10/29/01         00
    0413168238                           05           12/01/01          0
    0413168238                           O            11/01/11
    0


    6319746          E22/G02             F          137,500.00         ZZ
                                         180        137,047.02          1
                                       6.500          1,197.77         77
                                       6.250          1,197.77
    MIAMI            FL   33175          2            10/29/01         00
    0413182676                           05           12/01/01          0
    0413182676                           O            11/01/16
    0


    6319828          E22/G02             F          153,800.00         ZZ
                                         180        153,309.48          1
                                       6.875          1,371.67         60
                                       6.625          1,371.67
    FLORENCE         AL   35630          1            11/02/01         00
    0413222787                           05           12/01/01          0
    0413222787                           O            11/01/16
    0


    6320408          E82/G02             F          245,700.00         ZZ
                                         180        244,390.57          1
                                       6.500          2,140.31         52
                                       6.250          2,140.31
    LAGUNA NIGUEL    CA   92677          2            10/30/01         00
    0400509170                           03           12/01/01          0
    1807250                              O            11/01/16
    0


    6320412          E82/G02             F           87,800.00         ZZ
                                         180         87,800.00          1
                                       6.375            758.81         76
                                       6.125            758.81
    ALPHARETTA       GA   30004          2            11/01/01         00
    0400527172                           05           01/01/02          0
    1944396                              O            12/01/16
    0
1




    6320614          H76/G02             F          183,000.00         ZZ
                                         180        182,416.34          3
                                       6.875          1,632.10         77
                                       6.625          1,632.10
    NEWPORT          RI   02840          2            11/01/01         00
    0433360658                           05           12/01/01          0
    2001402146                           O            11/01/16
    0


    6326084          E84/G02             F          570,000.00         ZZ
                                         180        564,631.65          1
                                       7.125          5,163.24         70
                                       6.875          5,163.24
    OKLAHOMA CITY    OK   73120          2            08/06/01         00
    0433387065                           05           10/01/01          0
    32800761                             O            09/01/16
    0


    6330006          601/G02             F          108,000.00         ZZ
                                         180        107,636.48          2
                                       6.250            926.02         27
                                       6.000            926.02
    OCEANSIDE        NY   11572          5            10/24/01         00
    0433349941                           05           12/01/01          0
    60875622                             O            11/01/16
    0


    6331120          L76/G02             F          115,250.00         ZZ
                                         180        115,250.00          1
                                       6.000            972.54         64
                                       5.750            972.54
    EAGAN            MN   55123          2            11/13/01         00
    0433399458                           05           01/01/02          0
    9506120                              O            12/01/16
    0


    6334826          U05/G02             F          330,000.00         ZZ
                                         180        330,000.00          1
                                       6.375          2,852.03         74
                                       6.125          2,852.03
    VANCOUVER        WA   98685          5            11/08/01         00
    0433421906                           05           01/01/02          0
    3184178                              O            12/01/16
    0


    6336060          P01/G02             F          202,000.00         ZZ
                                         180        202,000.00          1
1


                                       6.875          1,801.55         75
                                       6.625          1,801.55
    SHELTON          CT   06484          5            11/10/01         00
    0433398534                           05           01/01/02          0
    01006841                             O            12/01/16
    0


    6337742          286/286             F          154,000.00         ZZ
                                         180        153,035.92          3
                                       7.125          1,394.99         80
                                       6.875          1,394.99
    CLINTON          MA   01510          1            09/21/01         00
    510297                               05           11/01/01          0
    510297                               N            10/01/16
    0


    6337744          286/286             F          256,000.00         ZZ
                                         180        254,397.40          4
                                       7.125          2,318.93         80
                                       6.875          2,318.93
    CLINTON          MA   01510          1            09/21/01         00
    510272                               05           11/01/01          0
    510272                               N            10/01/16
    0


    6337746          286/286             F           66,000.00         ZZ
                                         180         65,398.26          2
                                       7.500            611.83         16
                                       7.250            611.83
    SOUTH BOSTON     MA   02127          5            08/29/01         00
    319907                               05           10/01/01          0
    319907                               N            09/01/16
    0


    6337748          286/286             F           55,620.00         ZZ
                                         180         55,275.56          3
                                       7.250            507.74         90
                                       7.000            507.74
    WARREN           OH   44482          1            09/04/01         11
    507263                               05           11/01/01         20
    507263                               N            10/01/16
    0


    6337750          286/286             F          146,400.00         ZZ
                                         180        145,473.53          1
                                       7.000          1,315.89         80
                                       6.750          1,315.89
    ST LOUIS PARK    MN   55426          5            09/21/01         00
    520938                               05           11/01/01          0
1


    520938                               O            10/01/16
    0


    6337752          286/286             F           48,000.00         ZZ
                                         180         47,581.09          1
                                       8.000            458.71         80
                                       7.730            458.71
    INDIANAPOLIS     IN   46203          5            08/31/01         00
    423133                               05           10/01/01          0
    423133                               N            09/01/16
    0


    6337754          286/286             F           20,000.00         ZZ
                                         180         19,884.00          1
                                       8.000            191.14         80
                                       7.730            191.14
    NORTH LITTLE RO  AR   72118          5            09/11/01         00
    544177                               05           11/01/01          0
    544177                               N            10/01/16
    0


    6337758          286/286             F           99,200.00         ZZ
                                         180         98,491.72          3
                                       7.375            912.57         70
                                       7.125            912.57
    PAWTUCKET        RI   02860          5            09/06/01         00
    551646                               05           11/01/01          0
    551646                               N            10/01/16
    0


    6337760          286/286             F          311,250.00         T
                                         180        307,371.74          1
                                       7.250          2,841.29         75
                                       7.000          2,841.29
    KEY LARGO        FL   33037          1            08/01/01         00
    316271                               01           09/01/01          0
    316271                               O            08/01/16
    0


    6337762          286/286             F          123,500.00         ZZ
                                         180        122,718.44          1
                                       7.000          1,110.06         90
                                       6.750          1,110.06
    LAS VEGAS        NV   89135          1            09/13/01         12
    502675                               03           11/01/01         25
    502675                               N            10/01/16
    0


1


    6337764          286/286             F          177,000.00         ZZ
                                         180        175,867.71          1
                                       6.875          1,578.59         76
                                       6.625          1,578.59
    ALEXANDRIA       VA   22311          2            09/06/01         00
    534986                               05           11/01/01          0
    534986                               O            10/01/16
    0


    6337768          286/286             F           30,600.00         ZZ
                                         180         30,422.55          1
                                       8.000            292.43         90
                                       7.730            292.43
    MASONTOWN        PA   15461          1            09/19/01         10
    146503                               05           11/01/01         12
    146503                               O            10/01/16
    0


    6337770          286/286             F          464,000.00         ZZ
                                         180        459,676.91          1
                                       7.250          4,235.69         75
                                       7.000          4,235.69
    HUNTINGTON       NY   11743          5            08/30/01         00
    539853                               05           10/01/01          0
    539853                               O            09/01/16
    0


    6337772          286/286             F           34,000.00         ZZ
                                         180         33,699.98          1
                                       7.875            322.48         80
                                       7.625            322.48
    CASSELBERRY      FL   32707          1            09/05/01         00
    542980                               01           10/01/01          0
    542980                               O            09/01/16
    0


    6337774          286/286             F           44,500.00         ZZ
                                         180         44,227.40          1
                                       7.375            409.37         55
                                       7.125            409.37
    INDIANAPOLIS     IN   46227          2            09/07/01         00
    548193                               05           11/01/01          0
    548193                               N            10/01/16
    0


    6337776          286/286             F          154,600.00         ZZ
                                         180        153,578.60          1
                                       6.500          1,346.74         60
                                       6.250          1,346.74
1


    LAKE CHARLES     LA   70605          2            09/14/01         00
    549314                               05           11/01/01          0
    549314                               O            10/01/16
    0


    6337778          286/286             F          104,000.00         ZZ
                                         180        103,334.70          1
                                       6.875            927.53         68
                                       6.625            927.53
    ALLENTOWN        PA   18103          1            09/11/01         00
    479310                               05           11/01/01          0
    479310                               O            10/01/16
    0


    6337780          286/286             F           52,500.00         ZZ
                                         180         51,799.33          1
                                       6.500            457.34         75
                                       6.250            457.34
    ST PETERSBURG    FL   33702          1            09/19/01         00
    577414                               05           11/01/01          0
    577414                               N            10/01/16
    0


    6337782          286/286             F           42,500.00         ZZ
                                         180         42,199.95          1
                                       7.250            387.97         46
                                       7.000            387.97
    RESTON           VA   22094          2            09/25/01         00
    146586                               01           11/01/01          0
    146586                               N            10/01/16
    0


    6337784          286/286             F          116,000.00         ZZ
                                         180        115,241.79          1
                                       6.625          1,018.48         54
                                       6.375          1,018.48
    CENTREVILLE      VA   22020          2            09/25/01         00
    563684                               03           11/01/01          0
    563684                               N            10/01/16
    0


    6337786          286/286             F          240,000.00         ZZ
                                         180        238,497.55          2
                                       7.125          2,174.00         80
                                       6.875          2,174.00
    DORCHESTER       MA   02124          5            08/29/01         00
    319988                               05           11/01/01          0
    319988                               O            10/01/16
    0
1




    6337788          286/286             F           54,500.00         ZZ
                                         180         54,003.10          1
                                       7.500            505.23         68
                                       7.250            505.23
    NORFOLK          VA   23505          2            08/31/01         00
    477593                               05           10/01/01          0
    477593                               N            09/01/16
    0


    6337790          286/286             F           52,500.00         ZZ
                                         180         52,021.33          1
                                       7.500            486.69         66
                                       7.250            486.69
    NORFOLK          VA   23505          2            08/31/01         00
    477596                               05           10/01/01          0
    477596                               N            09/01/16
    0


    6337792          286/286             F           64,000.00         ZZ
                                         180         63,416.50          1
                                       7.500            593.29         80
                                       7.250            593.29
    MEDFORD          OR   97504          1            08/09/01         00
    517731                               05           10/01/01          0
    517731                               N            09/01/16
    0


    6337796          286/286             F          205,000.00         ZZ
                                         180        203,716.66          1
                                       7.125          1,856.96         69
                                       6.875          1,856.96
    SCOTTSDALE       AZ   85260          2            09/13/01         00
    566918                               05           11/01/01          0
    566918                               O            10/01/16
    0


    6337798          286/286             F          296,000.00         ZZ
                                         180        294,166.98          1
                                       7.250          2,702.08         80
                                       7.000          2,702.08
    BLOOMFIELD TWP   MI   48301          1            09/07/01         00
    322978                               05           11/01/01          0
    322978                               N            10/01/16
    0


    6337800          286/286             F          300,000.00         ZZ
                                         180        298,142.22          1
1


                                       7.250          2,738.59         80
                                       7.000          2,738.59
    BLOOMFIELD TWP   MI   48301          1            09/07/01         00
    323005                               05           11/01/01          0
    323005                               N            10/01/16
    0


    6337802          286/286             F           93,600.00         ZZ
                                         180         93,045.13          1
                                       7.750            881.04         80
                                       7.500            881.04
    CEDAR PARK       TX   78613          1            09/05/01         00
    544759                               05           11/01/01          0
    544759                               N            10/01/16
    0


    6337804          286/286             F          113,600.00         T
                                         180        112,505.38          1
                                       7.500          1,053.09         80
                                       7.250          1,053.09
    DEERFIELD        OH   44411          1            08/30/01         00
    519003                               05           10/01/01          0
    519003                               O            09/01/16
    0


    6337808          286/286             F          525,000.00         ZZ
                                         180        521,887.83          1
                                       7.750          4,941.70         70
                                       7.500          4,941.70
    CANTON           OH   44708          5            09/17/01         00
    557432                               05           11/01/01          0
    557432                               O            10/01/16
    0


    6337810          286/286             F           55,000.00         ZZ
                                         180         54,451.38          1
                                       7.000            494.36         70
                                       6.750            494.36
    BOWLING GREEN    KY   42101          5            08/31/01         00
    506150                               05           10/01/01          0
    506150                               N            09/01/16
    0


    6337812          286/286             F           61,650.00         ZZ
                                         180         61,093.98          1
                                       7.625            575.90         90
                                       7.375            575.90
    KANSAS CITY      MO   64132          1            08/31/01         11
    539625                               05           10/01/01         25
1


    539625                               O            09/01/16
    0


    6337814          286/286             F          130,000.00         ZZ
                                         180        129,203.66          1
                                       7.375          1,195.91         77
                                       7.125          1,195.91
    SAN DIEGO        CA   92113          5            09/17/01         00
    555473                               05           11/01/01          0
    555473                               O            10/01/16
    0


    6337816          286/286             F           32,621.00         ZZ
                                         180         32,429.73          1
                                       7.875            309.40         80
                                       7.625            309.40
    CHICAGO          IL   60644          1            09/24/01         00
    540300                               05           11/01/01          0
    540300                               N            10/01/16
    0


    6337818          286/286             F          177,200.00         ZZ
                                         180        176,102.66          1
                                       7.250          1,617.60         90
                                       7.000          1,617.60
    LAWRENCE         KS   66047          1            09/07/01         12
    533036                               05           11/01/01         25
    533036                               O            10/01/16
    0


    6337820          286/286             F           74,250.00         ZZ
                                         180         73,800.10          1
                                       7.500            688.31         75
                                       7.250            688.31
    FLINT            TX   75762          1            09/07/01         00
    549714                               05           11/01/01          0
    549714                               N            10/01/16
    0


    6337822          286/286             F           53,740.00         ZZ
                                         180         53,421.42          1
                                       7.750            505.85         64
                                       7.500            505.85
    FORT WAYNE       IN   46802          2            09/24/01         00
    499667                               05           11/01/01          0
    499667                               O            10/01/16
    0


1


    6337824          286/286             F          200,000.00         ZZ
                                         180        198,774.88          1
                                       7.375          1,839.85         80
                                       7.125          1,839.85
    DEERFIELD        IL   60015          5            09/14/01         00
    520447                               05           11/01/01          0
    520447                               O            10/01/16
    0


    6337826          286/286             F          110,000.00         ZZ
                                         180        109,326.18          1
                                       7.375          1,011.92         80
                                       7.125          1,011.92
    COLORADO SPRING  CO   80917          1            09/14/01         00
    322899                               05           11/01/01          0
    322899                               N            10/01/16
    0


    6337828          286/286             F           51,500.00         ZZ
                                         180         51,014.95          1
                                       7.125            466.51         80
                                       6.875            466.51
    HOPE             IN   47246          2            09/04/01         00
    518120                               05           10/01/01          0
    518120                               N            09/01/16
    0


    6337830          286/286             F           94,900.00         ZZ
                                         180         94,331.24          2
                                       7.625            886.49         65
                                       7.375            886.49
    LAWRENCEVILLE    GA   30044          5            09/12/01         00
    9894306                              05           11/01/01          0
    9894306                              N            10/01/16
    0


    6337832          286/286             F           68,250.00         ZZ
                                         180         67,654.36          2
                                       8.000            652.23         65
                                       7.730            652.23
    DOYLE            CA   96109          5            08/28/01         00
    9889967                              05           10/01/01          0
    9889967                              N            09/01/16
    0


    6337834          286/286             F           81,000.00         ZZ
                                         180         80,293.07          4
                                       8.000            774.08         90
                                       7.730            774.08
1


    JACKSONVILLE     FL   32299          1            08/31/01         01
    9892029                              05           10/01/01         20
    9892029                              N            09/01/16
    0


    6337836          286/286             F           49,500.00         ZZ
                                         180         49,212.95          1
                                       8.000            473.05         90
                                       7.730            473.05
    LINCOLN          NE   68508          1            09/05/01         11
    9887325                              05           11/01/01         25
    9887325                              N            10/01/16
    0


    6337838          286/286             F          210,450.00         ZZ
                                         180        209,103.74          1
                                       6.875          1,876.91         89
                                       6.625          1,876.91
    OAKDALE          CA   95361          1            08/12/01         12
    9935018                              05           11/01/01         25
    9935018                              O            10/01/16
    0


    6337840          286/286             F           49,400.00         ZZ
                                         180         49,113.53          3
                                       8.000            472.09         90
                                       7.730            472.09
    BRIDGEPORT       CT   06605          1            09/17/01         14
    9886501                              05           11/01/01         25
    9886501                              O            10/01/16
    0


    6337842          286/286             F          376,000.00         ZZ
                                         180        373,671.60          1
                                       7.250          3,432.36         80
                                       7.000          3,432.36
    HERCULES         CA   94547          5            09/17/01         00
    9887928                              03           11/01/01          0
    9887928                              O            10/01/16
    0


    6337844          286/286             F          181,500.00         ZZ
                                         180        180,150.25          1
                                       7.000          1,631.37         73
                                       6.750          1,631.37
    CLANCY           MT   59634          2            09/07/01         00
    9879445                              05           11/01/01          0
    9879445                              O            10/01/16
    0
1




    6337846          286/286             F           72,000.00         ZZ
                                         180         71,534.43          1
                                       6.750            637.13         63
                                       6.500            637.13
    ALLEN            TX   75002          2            09/07/01         00
    9889342                              05           11/01/01          0
    9889342                              N            10/01/16
    0


    6337848          286/286             F          105,800.00         ZZ
                                         180        105,144.83          1
                                       7.250            965.81         57
                                       7.000            965.81
    PROVO            UT   84604          5            09/14/01         00
    9891936                              05           11/01/01          0
    9891936                              O            10/01/16
    0


    6337850          286/286             F          123,500.00         ZZ
                                         180        122,311.56          1
                                       6.875          1,101.44         65
                                       6.625          1,101.44
    GLENDALE         CA   91202          2            08/22/01         00
    9876300                              01           10/01/01          0
    9876300                              N            09/01/16
    0


    6344956          H22/G02             F          255,000.00         ZZ
                                         180        255,000.00          1
                                       6.500          2,221.32         72
                                       6.250          2,221.32
    BAYSIDE          NY   11361          1            11/15/01         00
    0433397775                           05           01/01/02          0
    0110011                              O            12/01/16
    0


    6345018          E22/G02             F          165,000.00         ZZ
                                         180        164,507.13          1
                                       7.625          1,541.31         74
                                       7.375          1,541.31
    HOUSTON          TX   77077          5            10/29/01         00
    0412926313                           03           12/01/01          0
    0412926313                           O            11/01/16
    0


    6345026          E22/G02             F           70,000.00         ZZ
                                         180         69,781.55          1
1


                                       7.125            634.08         43
                                       6.875            634.08
    HOUSTON          TX   77062          5            10/31/01         00
    0413011990                           03           12/01/01          0
    0413011990                           O            11/01/16
    0


    6345188          E22/G02             F          146,400.00         ZZ
                                         180        145,933.08          1
                                       6.875          1,305.67         80
                                       6.625          1,305.67
    LONG BRANCH      NJ   07740          5            10/30/01         00
    0413168824                           05           12/01/01          0
    0413168824                           O            11/01/16
    0


    6345196          E22/G02             F           48,972.00         ZZ
                                         180         48,824.10          1
                                       7.500            453.98         80
                                       7.250            453.98
    ARLINGTON        TX   76014          1            11/05/01         00
    0413171893                           05           12/01/01          0
    0413171893                           N            11/01/16
    0


    6345200          E22/G02             F          144,900.00         ZZ
                                         180        144,462.39          1
                                       7.500          1,343.24         54
                                       7.250          1,343.24
    ROCKWALL         TX   75032          5            10/31/01         00
    0413175688                           05           12/01/01          0
    0413175688                           O            11/01/16
    0


    6345284          E22/G02             F          216,000.00         ZZ
                                         180        215,288.41          1
                                       6.500          1,881.59         51
                                       6.250          1,881.59
    PLEASANTON       CA   94588          2            10/29/01         00
    0413209321                           05           12/01/01          0
    0413209321                           N            11/01/16
    0


    6349102          E84/G02             F          206,400.00         ZZ
                                         180        205,720.03          1
                                       6.500          1,797.97         72
                                       6.250          1,797.97
    CEDAR CITY       UT   84720          5            10/22/01         00
    0433387347                           05           12/01/01          0
1


    81900005                             O            11/01/16
    0


    6369846          L60/F27             F           45,000.00         ZZ
                                         180         44,209.23          1
                                       8.000            430.05         50
                                       7.750            430.05
    WILMINGTON       NC   28403          1            08/23/01         00
    6990421534                           01           10/01/01          0
    6990421534                           O            09/01/16
    0


    6369876          L60/F27             F           79,200.00         ZZ
                                         180         78,832.81          1
                                       7.000            711.87         80
                                       6.750            711.87
    BALTIMORE        MD   21214          1            10/12/01         00
    6920156302                           05           12/01/01          0
    6920156302                           O            11/01/16
    0


    6369884          L60/F27             F           90,000.00         ZZ
                                         180         88,870.51          1
                                       6.750            796.42         54
                                       6.500            796.42
    LONGS            SC   29568          2            08/29/01         00
    6610826928                           03           10/01/01          0
    6610826928                           O            09/01/16
    0


    6369976          L60/F27             F          417,500.00         ZZ
                                         180        413,652.07          1
                                       7.375          3,840.68         79
                                       7.125          3,840.68
    ELLICOTT CITY    MD   21042          5            08/20/01         00
    6960218831                           05           10/01/01          0
    6960218831                           O            09/01/16
    0


    6369986          L60/F27             F          425,000.00         ZZ
                                         180        422,251.81          1
                                       6.750          3,760.87         85
                                       6.500          3,760.87
    LUSBY            MD   20657          5            09/25/01         11
    6960221875                           05           11/01/01          6
    6960221875                           O            10/01/16
    0


1


    6369990          L60/F27             F          430,000.00         ZZ
                                         180        427,278.83          1
                                       7.000          3,864.96         76
                                       6.750          3,864.96
    JACKSON          MS   39211          5            09/06/01         00
    6960211241                           05           11/01/01          0
    6960211241                           O            10/01/16
    0


    6370014          L60/F27             F          468,750.00         T
                                         180        464,287.41          1
                                       7.000          4,213.26         78
                                       6.750          4,213.26
    SURFSIDE BEACH   SC   29575          2            08/20/01         00
    6610815896                           03           10/01/01          0
    6610815896                           O            09/01/16
    0


    6370064          L60/F27             F          536,250.00         ZZ
                                         180        532,782.43          1
                                       6.750          4,745.33         75
                                       6.500          4,745.33
    MARIETTA         GA   30067          5            09/19/01         00
    6960229388                           05           11/01/01          0
    6960229388                           O            10/01/16
    0


    6370080          L60/F27             F          589,800.00         ZZ
                                         180        584,124.32          1
                                       6.875          5,260.16         71
                                       6.625          5,260.16
    ROCKVILLE        MD   20855          2            08/29/01         00
    6990421607                           05           10/01/01          0
    6990421607                           O            09/01/16
    0


    6370090          L60/F27             F          620,000.00         T
                                         180        614,097.49          1
                                       7.000          5,572.74         50
                                       6.750          5,572.74
    LAKE LURE        NC   28746          2            08/27/01         00
    6990392941                           05           10/01/01          0
    6990392941                           O            09/01/16
    0


    6370108          L60/F27             F          886,000.00         T
                                         180        880,453.52          1
                                       7.125          8,025.66         80
                                       6.875          8,025.66
1


    HILTON HEAD ISL  SC   29928          5            09/14/01         00
    6610844357                           05           11/01/01          0
    6610844357                           O            10/01/16
    0


    6370134          L60/F27             F          125,000.00         ZZ
                                         180        124,182.98          1
                                       6.625          1,097.49         75
                                       6.375          1,097.49
    GREER            SC   29650          2            09/20/01         00
    6610854387                           05           11/01/01          0
    6610854387                           O            10/01/16
    0


    6370142          L60/F27             F          133,600.00         ZZ
                                         180        132,368.65          1
                                       7.375          1,229.02         80
                                       7.125          1,229.02
    BURTONSVILLE     MD   20866          5            08/13/01         00
    6920077496                           05           10/01/01          0
    6920077496                           O            09/01/16
    0


    6370158          L60/F27             F          162,000.00         ZZ
                                         180        160,424.27          1
                                       6.750          1,433.55         65
                                       6.500          1,433.55
    ROSWELL          GA   30076          5            08/27/01         00
    6610823929                           05           10/01/01          0
    6610823929                           O            09/01/16
    0


    6370160          L60/F27             F          167,900.00         T
                                         180        166,301.58          1
                                       7.000          1,509.13         70
                                       6.750          1,509.13
    MYRTLE BEACH     SC   29572          1            08/30/01         00
    6610814199                           01           10/01/01          0
    6610814199                           O            09/01/16
    0


    6370298          L60/F27             F          337,539.00         ZZ
                                         168        335,083.08          1
                                       6.625          3,088.08         64
                                       6.375          3,088.08
    GREENSBORO       NC   27455          2            08/29/01         00
    6610843563                           05           11/01/01          0
    6610843563                           O            10/01/15
    0
1




    6370300          L60/F27             F          340,000.00         ZZ
                                         180        337,801.45          1
                                       6.750          3,008.69         77
                                       6.500          3,008.69
    MINERAL BLUFF    GA   30559          5            08/30/01         00
    6610813583                           05           11/01/01          0
    6610813583                           O            10/01/16
    0


    6370324          L60/F27             F          346,400.00         ZZ
                                         180        344,160.06          1
                                       6.750          3,065.33         80
                                       6.500          3,065.33
    CHARLOTTE        NC   28270          5            09/06/01         00
    6610826766                           05           11/01/01          0
    6610826766                           O            10/01/16
    0


    6370348          L60/F27             F          355,000.00         ZZ
                                         180        351,583.79          1
                                       6.875          3,166.09         78
                                       6.625          3,166.09
    SPARTANBURG      SC   29302          5            08/27/01         00
    6990416557                           05           10/01/01          0
    6990416557                           O            09/01/16
    0


    6371636          S43/G02             F           94,500.00         ZZ
                                         180         94,500.00          1
                                       6.500            823.20         70
                                       6.250            823.20
    ALBUQUERQUE      NM   87108          2            11/13/01         00
    0433389525                           05           01/01/02          0
    019001                               N            12/01/16
    0


    6371766          E84/G02             F           50,100.00         ZZ
                                         180         49,489.09          1
                                       7.500            464.43         74
                                       7.250            464.43
    HALLANDALE       FL   33009          1            08/01/01         00
    0433424231                           01           09/01/01          0
    69610050                             N            08/01/16
    0


    6372472          K15/G02             F          116,000.00         ZZ
                                         180        116,000.00          1
1


                                       6.375          1,002.53         63
                                       6.125          1,002.53
    CENTRAL ISLIP    NY   11722          5            11/10/01         00
    0433395548                           05           01/01/02          0
    002080005303001                      O            12/01/16
    0


    6376088          E22/G02             F          353,500.00         ZZ
                                         180        352,408.76          1
                                       7.250          3,226.97         30
                                       7.000          3,226.97
    DALLAS           TX   75209          5            10/31/01         00
    0413131210                           05           12/01/01          0
    0413131210                           O            11/01/16
    0


    6376218          E22/G02             F          546,500.00         ZZ
                                         180        544,699.61          1
                                       6.500          4,760.60         65
                                       6.250          4,760.60
    UNIVERSITY PARK  TX   75225          5            10/31/01         00
    0413220500                           05           12/01/01          0
    0413220500                           O            11/01/16
    0


    6376744          E82/G02             F           85,400.00         ZZ
                                         180         85,400.00          1
                                       6.500            743.93         51
                                       6.250            743.93
    MURRIETA         CA   92562          2            11/01/01         00
    0400516589                           05           01/01/02          0
    1593427                              O            12/01/16
    0


    6376746          E82/G02             F          107,150.00         ZZ
                                         180        107,150.00          1
                                       6.500            933.39         48
                                       6.250            933.39
    DENVER           CO   80220          2            11/02/01         00
    0400509469                           05           01/01/02          0
    0400509469                           O            12/01/16
    0


    6376778          E82/G02             F           74,000.00         ZZ
                                         180         74,000.00          1
                                       6.375            639.55         70
                                       6.125            639.55
    DELAND           FL   32720          2            11/02/01         00
    0400524138                           05           01/01/02          0
1


    0400524138                           O            12/01/16
    0


    6376780          E82/G02             F           83,000.00         ZZ
                                         180         83,000.00          1
                                       6.625            728.73         69
                                       6.375            728.73
    BULLHEAD CITY    AZ   86442          2            11/02/01         00
    0400515144                           03           01/01/02          0
    1600006                              O            12/01/16
    0


    6376794          E82/G02             F          181,000.00         ZZ
                                         180        181,000.00          1
                                       6.250          1,551.94         79
                                       6.000          1,551.94
    BRECKSVILLE      OH   44141          2            11/02/01         00
    0400524195                           05           01/01/02          0
    1716181                              O            12/01/16
    0


    6376812          E82/G02             F          100,000.00         ZZ
                                         180        100,000.00          1
                                       6.375            864.25         79
                                       6.125            864.25
    WELLINGTON       FL   33414          2            11/02/01         00
    0400519419                           09           01/01/02          0
    0400519419                           O            12/01/16
    0


    6388900          X05/G02             F          341,500.00         ZZ
                                         180        341,500.00          1
                                       6.375          2,951.41         59
                                       6.125          2,951.41
    CHULA VISTA      CA   91910          5            11/06/01         00
    0433420114                           05           01/01/02          0
    01110129                             O            12/01/16
    0


    6395890          477/G02             F          213,700.00         ZZ
                                         180        213,700.00          1
                                       6.625          1,876.27         94
                                       6.375          1,876.27
    AURORA           CO   80013          5            11/02/01         10
    0433395845                           05           01/01/02         30
    131675                               O            12/01/16
    0


1


    6401350          E82/G02             F           98,200.00         ZZ
                                         180         98,200.00          1
                                       6.375            848.69         79
                                       6.125            848.69
    RENO             NV   89502          2            11/09/01         00
    0400532396                           05           01/01/02          0
    1671882                              N            12/01/16
    0


    6401358          E82/G02             F          147,800.00         ZZ
                                         180        147,800.00          1
                                       6.625          1,297.67         70
                                       6.375          1,297.67
    GARDEN GROVE     CA   92845          2            11/05/01         00
    0400519138                           05           01/01/02          0
    0400519138                           O            12/01/16
    0


    6401364          E82/G02             F           56,100.00         ZZ
                                         180         56,100.00          1
                                       6.875            500.33         75
                                       6.625            500.33
    OVERLAND PARK    KS   66204          2            11/26/01         00
    0400534012                           05           01/01/02          0
    1667424                              N            12/01/16
    0


    6401370          E82/G02             F          249,000.00         ZZ
                                         180        248,188.49          1
                                       6.625          2,186.20         50
                                       6.375          2,186.20
    STONINGTON       CT   06378          2            11/05/01         00
    0400508172                           05           12/01/01          0
    1775530                              O            11/01/16
    0


    6408362          E22/G02             F          303,500.00         ZZ
                                         180        302,510.86          1
                                       6.625          2,664.71         79
                                       6.375          2,664.71
    FREDERICKSBURG   TX   78624          5            11/02/01         00
    0413125634                           05           12/01/01          0
    0413125634                           O            11/01/16
    0


    6408440          E22/G02             F          123,350.00         ZZ
                                         180        122,943.64          1
                                       6.500          1,074.51         34
                                       6.250          1,074.51
1


    AUSTIN           TX   78731          5            11/02/01         00
    0413182148                           05           12/01/01          0
    0413182148                           O            11/01/16
    0


    6408494          E22/G02             F          128,000.00         ZZ
                                         180        127,613.42          1
                                       7.500          1,186.58         79
                                       7.250          1,186.58
    PLANO            TX   75075          5            10/30/01         00
    0413212796                           05           12/01/01          0
    0413212796                           O            11/01/16
    0


    6408514          E22/G02             F          129,600.00         ZZ
                                         180        129,600.00          1
                                       6.750          1,146.84         80
                                       6.500          1,146.84
    ROCKWALL         TX   75032          5            11/02/01         00
    0413220732                           05           01/01/02          0
    0413220732                           O            12/01/16
    0


    6408532          E22/G02             F           63,200.00         ZZ
                                         180         63,200.00          1
                                       7.250            576.93         79
                                       7.000            576.93
    GLADE HILL       VA   24092          5            11/02/01         00
    0413228834                           05           01/01/02          0
    0413228834                           O            12/01/16
    0


    6408546          E22/G02             F          152,000.00         ZZ
                                         180        152,000.00          1
                                       6.000          1,282.66         80
                                       5.750          1,282.66
    ROCKWALL         TX   75087          5            11/02/01         00
    0413233495                           05           01/01/02          0
    0413233495                           O            12/01/16
    0


    6420888          U05/G02             F          198,000.00         ZZ
                                         180        198,000.00          1
                                       6.625          1,738.43         78
                                       6.375          1,738.43
    STUART           FL   34996          1            11/16/01         00
    0433394111                           05           01/01/02          0
    3176738                              O            12/01/16
    0
1




    6425818          Q51/G02             F          500,000.00         ZZ
                                         180        498,439.59          1
                                       7.125          4,529.16         72
                                       6.875          4,529.16
    CASTAIC AREA     CA   91384          5            10/29/01         00
    0433387420                           05           12/01/01          0
    0505198R1101909                      O            11/01/16
    0


    6433118          E22/G02             F          163,200.00         ZZ
                                         180        162,673.83          2
                                       6.750          1,444.17         80
                                       6.500          1,444.17
    METAIRIE         LA   70001          2            11/02/01         00
    0412858433                           05           12/01/01          0
    0412858433                           O            11/01/16
    0


    6433164          E22/G02             F           40,000.00         ZZ
                                         180         39,865.36          1
                                       6.250            342.97         50
                                       6.000            342.97
    SAN ANTONIO      TX   78217          1            11/06/01         00
    0413164054                           01           12/01/01          0
    0413164054                           O            11/01/16
    0


    6433182          E22/G02             F          140,000.00         ZZ
                                         180        140,000.00          1
                                       6.750          1,238.87         74
                                       6.500          1,238.87
    SAN ANTONIO      TX   78255          5            11/02/01         00
    0413177148                           03           01/01/02          0
    0413177148                           O            12/01/16
    0


    6434126          B28/G02             F          160,000.00         ZZ
                                         180        159,467.20          1
                                       6.375          1,382.80         72
                                       6.125          1,382.80
    LOUISVILLE       CO   80027          5            10/25/01         00
    0433396702                           05           12/01/01          0
    01400097                             O            11/01/16
    0


    6450784          076/076             F          169,200.00         ZZ
                                         180        168,677.69          1
1


                                       7.250          1,544.56         80
                                       7.000          1,544.56
    STAFFORD TWP     NJ   08050          2            10/04/01         00
    0451756                              05           12/01/01          0
    0451756                              O            11/01/16
    0


    6459156          Q99/G02             F          150,000.00         ZZ
                                         180        150,000.00          1
                                       6.250          1,286.13         66
                                       6.000          1,286.13
    MALDEN           MA   02148          5            11/20/01         00
    0433390176                           05           01/01/02          0
    025349960                            O            12/01/16
    0


    6460770          E22/G02             F          101,600.00         ZZ
                                         180        101,600.00          1
                                       6.750            899.07         80
                                       6.500            899.07
    IRVING           TX   75061          5            11/05/01         00
    0413081589                           05           01/01/02          0
    0413081589                           O            12/01/16
    0


    6460800          E22/G02             F          322,500.00         ZZ
                                         180        322,500.00          1
                                       7.125          2,921.31         75
                                       6.875          2,921.31
    TRABUCO CANYON   CA   92679          5            10/29/01         00
    0413129032                           05           01/01/02          0
    0413129032                           O            12/01/16
    0


    6460830          E22/G02             F          325,000.00         ZZ
                                         180        325,000.00          1
                                       6.875          2,898.53         74
                                       6.625          2,898.53
    HOUSTON          TX   77041          5            11/05/01         00
    0413164278                           03           01/01/02          0
    0413164278                           O            12/01/16
    0


    6460902          E22/G02             F           84,600.00         ZZ
                                         180         84,338.85          4
                                       7.250            772.28         90
                                       7.000            772.28
    TRENTON          NJ   08611          1            11/08/01         01
    0413192022                           05           12/01/01         25
1


    0413192022                           N            11/01/16
    0


    6460950          E22/G02             F          261,700.00         ZZ
                                         180        261,700.00          1
                                       7.000          2,352.23         48
                                       6.750          2,352.23
    GLEN ELLYN       IL   60137          5            11/05/01         00
    0413221094                           05           01/01/02          0
    0413221094                           O            12/01/16
    0


    6461012          E22/G02             F          128,000.00         ZZ
                                         180        128,000.00          1
                                       7.000          1,150.50         90
                                       6.750          1,150.50
    TAYLOR           MI   48180          1            11/09/01         01
    0413260886                           05           01/01/02         12
    0413260886                           O            12/01/16
    0


    6461950          E82/G02             F           94,000.00         ZZ
                                         180         94,000.00          1
                                       6.375            812.40         67
                                       6.125            812.40
    PHELAN           CA   92371          2            11/05/01         00
    0400518684                           05           01/01/02          0
    2859086                              O            12/01/16
    0


    6461956          E82/G02             F           97,000.00         ZZ
                                         180         97,000.00          1
                                       6.250            831.70         42
                                       6.000            831.70
    HOUSTON          TX   77077          2            11/06/01         00
    0400531240                           03           01/01/02          0
    1751808                              O            12/01/16
    0


    6461966          W56/M32             F          140,000.00         ZZ
                                         180        140,000.00          1
                                       6.750          1,238.87         50
                                       6.500          1,238.87
    KENNEBUNK        ME   04043          2            11/07/01         00
    0400485702                           05           01/01/02          0
    0400485702                           O            12/01/16
    0


1


    6465594          U62/G02             F          327,500.00         ZZ
                                         180        326,409.42          1
                                       6.375          2,830.42         77
                                       6.125          2,830.42
    LAS FLORES AREA  CA   92688          2            10/17/01         00
    0433380946                           03           12/01/01          0
    2001300622                           O            11/01/16
    0


    6471560          225/G02             F          512,000.00         ZZ
                                         180        506,684.44          1
                                       6.625          4,495.33         74
                                       6.375          4,495.33
    BATON ROUGE      LA   70808          2            08/30/01         00
    0433409497                           05           10/01/01          0
    7294880                              O            09/01/16
    0


    6489812          N74/G02             F          130,420.00         ZZ
                                         180        130,420.00          1
                                       6.750          1,154.10         67
                                       6.500          1,154.10
    MABANK           TX   75147          2            11/15/01         00
    0433406139                           05           01/01/02          0
    0029526010                           O            12/01/16
    0


    6489970          H93/G02             F           28,350.00         ZZ
                                         180         28,262.48          1
                                       7.250            258.80         90
                                       7.000            258.80
    ST JOSEPH        MO   64505          1            10/31/01         04
    0433393899                           05           12/01/01         25
    2001001614                           N            11/01/16
    0


    6492288          E23/G02             F          345,000.00         ZZ
                                         180        345,000.00          1
                                       6.625          3,029.08         77
                                       6.375          3,029.08
    SEDALIA          CO   80135          5            11/20/01         00
    0433424348                           03           01/01/02          0
    71002595                             O            12/01/16
    0


    6493616          M37/G02             F          184,300.00         ZZ
                                         180        184,300.00          1
                                       6.250          1,580.23         70
                                       6.000          1,580.23
1


    LITTLETON        CO   80130          5            11/16/01         00
    0433408325                           03           01/01/02          0
    604304                               O            12/01/16
    0


    6513940          E22/G02             F          275,000.00         ZZ
                                         180        275,000.00          1
                                       6.625          2,414.48         63
                                       6.375          2,414.48
    GRANITE SHOALS   TX   78654          5            11/05/01         00
    0413099409                           03           01/01/02          0
    0413099409                           O            12/01/16
    0


    6513944          E22/G02             F          410,500.00         ZZ
                                         180        410,500.00          1
                                       6.625          3,604.16         80
                                       6.375          3,604.16
    DALLAS           TX   75252          5            11/06/01         00
    0413102492                           03           01/01/02          0
    0413102492                           O            12/01/16
    0


    6513952          E22/G02             F           91,000.00         ZZ
                                         180         91,000.00          1
                                       6.000            767.91         65
                                       5.750            767.91
    RICHARDSON       TX   75081          5            11/07/01         00
    0413110156                           05           01/01/02          0
    0413110156                           O            12/01/16
    0


    6513986          E22/G02             F          113,600.00         ZZ
                                         180        113,600.00          1
                                       6.500            989.58         72
                                       6.250            989.58
    SAN ANTONIO      TX   78213          5            11/06/01         00
    0413136607                           05           01/01/02          0
    0413136607                           O            12/01/16
    0


    6514042          E22/G02             F          105,000.00         ZZ
                                         180        105,000.00          1
                                       6.875            936.45         59
                                       6.625            936.45
    WICHITA          KS   67205          5            11/07/01         00
    0413179508                           05           01/01/02          0
    0413179508                           O            12/01/16
    0
1




    6514112          E22/G02             F           72,000.00         ZZ
                                         180         72,000.00          2
                                       7.500            667.45         80
                                       7.250            667.45
    NEW ORLEANS      LA   70117          1            11/12/01         00
    0413202540                           05           01/01/02          0
    0413202540                           N            12/01/16
    0


    6514130          E22/G02             F          324,500.00         ZZ
                                         180        324,500.00          1
                                       6.250          2,782.34         65
                                       6.000          2,782.34
    CORAL GABLES     FL   33146          2            11/08/01         00
    0413207978                           05           01/01/02          0
    0413207978                           O            12/01/16
    0


    6514140          E22/G02             F          500,000.00         ZZ
                                         180        500,000.00          1
                                       7.375          4,599.62         67
                                       7.125          4,599.62
    BALTIMORE        MD   21210          5            11/06/01         00
    0413210485                           05           01/01/02          0
    0413210485                           O            12/01/16
    0


    6514156          E22/G02             F          208,000.00         ZZ
                                         180        208,000.00          1
                                       6.375          1,797.64         80
                                       6.125          1,797.64
    LONGVIEW         TX   75604          5            11/07/01         00
    0413214958                           03           01/01/02          0
    0413214958                           O            12/01/16
    0


    6514168          E22/G02             F          118,500.00         ZZ
                                         180        118,500.00          1
                                       6.000            999.97         67
                                       5.750            999.97
    HOLLYWOOD        FL   33026          5            11/07/01         00
    0413220583                           05           01/01/02          0
    0413220583                           O            12/01/16
    0


    6514254          E22/G02             F          197,000.00         T
                                         180        197,000.00          1
1


                                       6.750          1,743.27         71
                                       6.500          1,743.27
    MONTGOMERY       TX   77356          5            11/13/01         00
    0413274325                           03           01/01/02          0
    0413274325                           O            12/01/16
    0


    6515178          E82/G02             F           75,000.00         ZZ
                                         180         75,000.00          1
                                       6.500            653.33         38
                                       6.250            653.33
    EAST POINT       GA   30344          2            11/09/01         00
    0400516183                           05           01/01/02          0
    3802244                              O            12/01/16
    0


    6515206          E82/G02             F          135,000.00         ZZ
                                         180        135,000.00          1
                                       6.250          1,157.52         57
                                       6.000          1,157.52
    SPRINGFIELD      MO   65807          2            11/09/01         00
    0400520037                           05           01/01/02          0
    0400520037                           O            12/01/16
    0


    6515218          E82/G02             F          210,700.00         ZZ
                                         180        210,700.00          1
                                       6.875          1,879.14         68
                                       6.625          1,879.14
    GAINESVILLE      FL   32606          2            11/08/01         00
    0400489886                           05           01/01/02          0
    1797274                              O            12/01/16
    0


    6515242          E82/G02             F          122,200.00         ZZ
                                         180        122,200.00          1
                                       6.750          1,081.36         67
                                       6.500          1,081.36
    CHINO            CA   91710          2            11/07/01         00
    0400508495                           05           01/01/02          0
    0400508495                           O            12/01/16
    0


    6542016          E82/G02             F          170,400.00         ZZ
                                         180        170,400.00          1
                                       6.500          1,484.37         69
                                       6.250          1,484.37
    HUNTINGTON BEAC  CA   92646          2            11/08/01         00
    0400519260                           05           01/01/02          0
1


    1669961                              O            12/01/16
    0


    6542028          E82/G02             F          119,600.00         ZZ
                                         180        119,600.00          1
                                       6.625          1,050.08         80
                                       6.375          1,050.08
    CHARLOTTE        NC   28210          2            11/16/01         00
    0400531216                           05           01/01/02          0
    1695423                              N            12/01/16
    0


    6544476          E22/G02             F           85,000.00         ZZ
                                         180         85,000.00          1
                                       6.750            752.17         78
                                       6.500            752.17
    LAKE WORTH       FL   33461          2            11/09/01         00
    0413156936                           05           01/01/02          0
    0413156936                           O            12/01/16
    0


    6544532          E22/G02             F          475,000.00         T
                                         180        475,000.00          1
                                       6.375          4,105.19         44
                                       6.125          4,105.19
    TAHOE CITY       CA   96145          2            11/01/01         00
    0413206731                           05           01/01/02          0
    0413206731                           O            12/01/16
    0


    6544546          E22/G02             F           39,000.00         ZZ
                                         180         39,000.00          1
                                       6.875            347.82         60
                                       6.625            347.82
    PORT ST. LUCIE   FL   34984          1            11/14/01         00
    0413215005                           05           01/01/02          0
    0413215005                           O            12/01/16
    0


    6544550          E22/G02             F           92,650.00         ZZ
                                         180         92,650.00          1
                                       7.250            845.77         78
                                       7.000            845.77
    BAYTOWN          TX   77520          2            11/14/01         00
    0413215559                           05           01/01/02          0
    0413215559                           N            12/01/16
    0


1


    6544584          E22/G02             F           91,000.00         ZZ
                                         180         91,000.00          1
                                       7.250            830.71         79
                                       7.000            830.71
    AMARILLO         TX   79109          5            11/07/01         00
    0413233388                           05           01/01/02          0
    0413233388                           O            12/01/16
    0


    6544610          E22/G02             F          101,600.00         ZZ
                                         180        101,600.00          1
                                       7.250            927.47         80
                                       7.000            927.47
    SODDY DAISY      TN   37379          2            11/08/01         00
    0413242280                           05           01/01/02          0
    0413242280                           O            12/01/16
    0


    6544612          E22/G02             F          354,000.00         ZZ
                                         180        354,000.00          1
                                       6.500          3,083.72         80
                                       6.250          3,083.72
    LOOMIS           CA   95650          5            11/06/01         00
    0413242371                           05           01/01/02          0
    0413242371                           O            12/01/16
    0


    6544626          E22/G02             F          164,000.00         ZZ
                                         120        164,000.00          1
                                       6.375          1,851.77         49
                                       6.125          1,851.77
    DALLAS           TX   75214          5            11/08/01         00
    0413245648                           05           01/01/02          0
    0413245648                           O            12/01/11
    0


    6549134          U05/G02             F           98,400.00         ZZ
                                         180         98,400.00          1
                                       7.375            905.20         80
                                       7.125            905.20
    LUBBOCK          TX   79413          5            11/01/01         00
    0433409000                           05           01/01/02          0
    3169843                              O            12/01/16
    0


    6553266          A21/G02             F          385,000.00         ZZ
                                         180        385,000.00          1
                                       6.500          3,353.77         62
                                       6.250          3,353.77
1


    MONTVALE         NJ   07645          5            11/12/01         00
    0433400009                           05           01/01/02          0
    011022910                            O            12/01/16
    0


    6565222          E22/G02             F          108,000.00         ZZ
                                         180        108,000.00          1
                                       6.500            940.80         50
                                       6.250            940.80
    ROYSE CITY       TX   75189          2            11/09/01         00
    0413173873                           05           01/01/02          0
    0413173873                           O            12/01/16
    0


    6565248          E22/G02             F           46,400.00         ZZ
                                         180         46,400.00          1
                                       7.500            430.13         80
                                       7.250            430.13
    MONTGOMERY       TX   77356          5            11/08/01         00
    0413184433                           01           01/01/02          0
    0413184433                           O            12/01/16
    0


    6565278          E22/G02             F          148,000.00         ZZ
                                         180        148,000.00          1
                                       6.375          1,279.09         80
                                       6.125          1,279.09
    GODLEY           TX   76044          5            11/09/01         00
    0413206673                           05           01/01/02          0
    0413206673                           O            12/01/16
    0


    6565320          E22/G02             F          156,750.00         ZZ
                                         180        156,750.00          1
                                       6.625          1,376.26         95
                                       6.375          1,376.26
    HENDERSON        TN   38340          5            11/09/01         01
    0413229659                           05           01/01/02         30
    0413229659                           O            12/01/16
    0


    6565324          E22/G02             F           86,000.00         ZZ
                                         180         86,000.00          1
                                       6.875            766.99         80
                                       6.625            766.99
    GARLAND          TX   75044          1            11/15/01         00
    0413230467                           03           01/01/02          0
    0413230467                           N            12/01/16
    0
1




    6565346          E22/G02             F           28,500.00         ZZ
                                         180         28,500.00          1
                                       7.625            266.23         52
                                       7.375            266.23
    TOMBALL          TX   77375          5            11/13/01         00
    0413243486                           05           01/01/02          0
    0413243486                           N            12/01/16
    0


    6565384          E22/G02             F          145,800.00         ZZ
                                         180        145,800.00          1
                                       7.125          1,320.70         90
                                       6.875          1,320.70
    GRAND JUNCTION   CO   81504          1            11/15/01         01
    0413261041                           05           01/01/02         25
    0413261041                           O            12/01/16
    0


    6565392          E22/G02             F           50,350.00         ZZ
                                         180         50,350.00          1
                                       7.250            459.63         95
                                       7.000            459.63
    BALTIMORE        MD   21215          5            11/09/01         01
    0413265125                           05           01/01/02         25
    0413265125                           O            12/01/16
    0


    6565970          E82/G02             F          134,800.00         ZZ
                                         180        134,800.00          1
                                       6.250          1,155.81         80
                                       6.000          1,155.81
    PRESCOTT         AZ   86303          2            11/14/01         00
    0400539912                           03           01/01/02          0
    3144214                              O            12/01/16
    0


    6573818          N74/G02             F           92,500.00         ZZ
                                         180         92,500.00          1
                                       6.500            805.77         75
                                       6.250            805.77
    DRY FORK         VA   24549          5            11/20/01         00
    0433410230                           05           01/01/02          0
    A0029553010                          O            12/01/16
    0


    6579380          U62/G02             F           65,550.00         ZZ
                                         180         65,340.94          1
1


                                       6.875            584.61         95
                                       6.625            584.61
    PULASKI          TN   38478          2            10/26/01         04
    0433382959                           05           12/01/01         30
    2001308786                           O            11/01/16
    0


    6586890          E22/G02             F          416,000.00         ZZ
                                         180        416,000.00          1
                                       6.875          3,710.11         80
                                       6.625          3,710.11
    SACRAMENTO       CA   95829          5            11/05/01         00
    0413169590                           03           01/01/02          0
    0413169590                           O            12/01/16
    0


    6586896          E22/G02             F          123,500.00         ZZ
                                         180        123,500.00          1
                                       7.500          1,144.86         94
                                       7.250          1,144.86
    BAKERSFIELD      CA   93312          5            11/05/01         01
    0413177486                           05           01/01/02         25
    0413177486                           O            12/01/16
    0


    6586910          E22/G02             F           40,000.00         ZZ
                                         180         40,000.00          2
                                       7.250            365.15         67
                                       7.000            365.15
    MOBILE           AL   36605          5            11/16/01         00
    0413190083                           05           01/01/02          0
    0413190083                           N            12/01/16
    0


    6586930          E22/G02             F          190,000.00         ZZ
                                         180        190,000.00          1
                                       6.375          1,642.08         75
                                       6.125          1,642.08
    UPLAND           CA   91786          5            11/09/01         00
    0413196270                           05           01/01/02          0
    0413196270                           O            12/01/16
    0


    6586950          E22/G02             F           60,000.00         ZZ
                                         180         60,000.00          1
                                       6.500            522.66         60
                                       6.250            522.66
    IRVING           TX   75062          5            11/12/01         00
    0413207903                           05           01/01/02          0
1


    0413207903                           O            12/01/16
    0


    6587018          E22/G02             F           80,000.00         ZZ
                                         180         80,000.00          1
                                       7.125            724.66         80
                                       6.875            724.66
    TEXAS CITY       TX   77590          5            11/09/01         00
    0413240722                           05           01/01/02          0
    0413240722                           O            12/01/16
    0


    6587070          E22/G02             F          140,000.00         ZZ
                                         180        140,000.00          1
                                       6.250          1,200.39         76
                                       6.000          1,200.39
    TROPHY CLUB      TX   76262          5            11/12/01         00
    0413266396                           03           01/01/02          0
    0413266396                           O            12/01/16
    0


    6587604          E82/G02             F          158,500.00         ZZ
                                         180        158,500.00          1
                                       6.375          1,369.84         71
                                       6.125          1,369.84
    SEATTLE          WA   98115          2            11/13/01         00
    0400521530                           05           01/01/02          0
    0400521530                           O            12/01/16
    0


    6587606          E82/G02             F           50,000.00         ZZ
                                         180         50,000.00          1
                                       7.000            449.41         61
                                       6.750            449.41
    HOUSTON          TX   77077          2            11/15/01         00
    0400515680                           03           01/01/02          0
    0400515680                           O            12/01/16
    0


    6604356          E22/G02             F          169,000.00         ZZ
                                         180        169,000.00          1
                                       6.500          1,472.17         38
                                       6.250          1,472.17
    WALNUT CREEK     CA   94598          2            11/05/01         00
    0413110693                           05           01/01/02          0
    0413110693                           O            12/01/16
    0


1


    6604424          E22/G02             F          124,800.00         ZZ
                                         180        124,800.00          1
                                       7.000          1,121.74         80
                                       6.750          1,121.74
    PORT NECHES      TX   77651          5            11/13/01         00
    0413191073                           05           01/01/02          0
    0413191073                           O            12/01/16
    0


    6604432          E22/G02             F           72,900.00         ZZ
                                         180         72,900.00          2
                                       6.125            620.11         64
                                       5.875            620.11
    FOLEY            AL   36535          2            11/19/01         00
    0413196841                           05           01/01/02          0
    0413196841                           N            12/01/16
    0


    6604464          E22/G02             F          135,000.00         ZZ
                                         180        135,000.00          1
                                       6.500          1,175.99         75
                                       6.250          1,175.99
    CARROLLTON       TX   75007          5            11/13/01         00
    0413205964                           03           01/01/02          0
    0413205964                           O            12/01/16
    0


    6604480          E22/G02             F           90,000.00         ZZ
                                         180         90,000.00          2
                                       6.500            784.00         61
                                       6.250            784.00
    PIGEON FORGE     TN   37863          5            11/13/01         00
    0413222761                           05           01/01/02          0
    0413222761                           O            12/01/16
    0


    6608164          E82/G02             F           92,500.00         ZZ
                                         180         92,500.00          1
                                       6.500            805.77         66
                                       6.250            805.77
    SAN FRANCISCO    CA   94134          2            11/21/01         00
    0400530127                           05           01/01/02          0
    0400530127                           N            12/01/16
    0


    6608176          E82/G02             F          123,400.00         ZZ
                                         180        123,400.00          1
                                       6.750          1,091.98         80
                                       6.500          1,091.98
1


    WILMINGTON       DE   19810          2            11/14/01         00
    0400504387                           05           01/01/02          0
    1720626                              O            12/01/16
    0


    6622780          N74/G02             F           20,000.00         ZZ
                                         180         20,000.00          1
                                       7.000            179.77         26
                                       6.750            179.77
    DANVILLE         VA   24540          5            11/26/01         00
    0433423951                           05           01/01/02          0
    319                                  O            12/01/16
    0


    6639912          E22/G02             F          138,000.00         ZZ
                                         180        138,000.00          1
                                       6.125          1,173.86         66
                                       5.875          1,173.86
    SAN ANTONIO      TX   78212          5            11/12/01         00
    0413042771                           05           01/01/02          0
    0413042771                           O            12/01/16
    0


    6639974          E22/G02             F          115,000.00         ZZ
                                         180        115,000.00          1
                                       6.500          1,001.77         80
                                       6.250          1,001.77
    FORT WORTH       TX   76110          5            11/09/01         00
    0413179870                           05           01/01/02          0
    0413179870                           O            12/01/16
    0


    6640048          E22/G02             F          173,000.00         ZZ
                                         180        173,000.00          1
                                       7.250          1,579.25         89
                                       7.000          1,579.25
    MIAMI            FL   33144          2            11/15/01         01
    0413237306                           05           01/01/02         12
    0413237306                           O            12/01/16
    0


    6640076          E22/G02             F          126,000.00         ZZ
                                         180        126,000.00          1
                                       6.750          1,114.99         41
                                       6.500          1,114.99
    HAYWARD          CA   94544          5            11/09/01         00
    0413248535                           05           01/01/02          0
    0413248535                           O            12/01/16
    0
1




    6640088          E22/G02             F           68,800.00         ZZ
                                         180         68,800.00          1
                                       7.250            628.05         80
                                       7.000            628.05
    GRAND PRAIRIE    TX   75052          5            11/15/01         00
    0413253592                           05           01/01/02          0
    0413253592                           O            12/01/16
    0


    6640122          E22/G02             F          260,000.00         ZZ
                                         180        260,000.00          1
                                       6.250          2,229.30         78
                                       6.000          2,229.30
    AUSTIN           TX   78746          5            11/15/01         00
    0413278326                           05           01/01/02          0
    0413278326                           O            12/01/16
    0


    6640136          E22/G02             F          112,000.00         ZZ
                                         180        112,000.00          1
                                       6.500            975.64         80
                                       6.250            975.64
    TERRELL          TX   75160          5            11/14/01         00
    0413283797                           03           01/01/02          0
    0413283797                           O            12/01/16
    0


    6640164          E22/G02             F           57,600.00         ZZ
                                         180         57,600.00          1
                                       7.250            525.81         80
                                       7.000            525.81
    STRASBURG        VA   22657          1            11/20/01         00
    0413305079                           05           01/01/02          0
    0413305079                           N            12/01/16
    0


    6640502          E82/G02             F          200,000.00         ZZ
                                         180        200,000.00          1
                                       6.625          1,755.99         51
                                       6.375          1,755.99
    CHAPPAQUA        NY   10514          2            11/16/01         00
    0400518635                           01           01/01/02          0
    4418442                              O            12/01/16
    0


    6640506          E82/G02             F          223,700.00         ZZ
                                         180        223,700.00          1
1


                                       6.875          1,995.08         78
                                       6.625          1,995.08
    EAST GREENBUSH   NY   12061          2            11/09/01         00
    0400507075                           05           01/01/02          0
    4928143                              O            12/01/16
    0


    6640596          E82/G02             F          101,000.00         ZZ
                                         180        101,000.00          3
                                       6.875            900.77         58
                                       6.625            900.77
    MARGATE          NJ   08402          2            11/16/01         00
    0400503926                           05           01/01/02          0
    2878321                              O            12/01/16
    0


    6640600          E82/G02             F          238,400.00         T
                                         180        238,400.00          1
                                       6.875          2,126.18         79
                                       6.625          2,126.18
    MAMMOTH LAKES    CA   93546          2            11/12/01         00
    0400517298                           01           01/01/02          0
    0400517298                           O            12/01/16
    0


    6641998          822/G02             F           95,000.00         ZZ
                                         180         94,697.00          2
                                       6.875            847.27         41
                                       6.625            847.27
    DORCHESTER       MA   02125          5            10/23/01         00
    0433394913                           05           12/01/01          0
    3446013253                           O            11/01/16
    0


    6642382          Q51/G02             F          178,750.00         ZZ
                                         180        178,750.00          1
                                       6.500          1,557.10         65
                                       6.250          1,557.10
    WEST COVINA      CA   91790          5            11/09/01         00
    0433396892                           05           01/01/02          0
    0510167W1102511                      O            12/01/16
    0


    6642990          N74/G02             F           36,000.00         ZZ
                                         180         36,000.00          1
                                       6.375            311.13         72
                                       6.125            311.13
    MEMPHIS          TN   38128          2            11/16/01         00
    0433409448                           05           01/01/02          0
1


    0029541010                           O            12/01/16
    0


    6661120          E22/G02             F          110,000.00         ZZ
                                         180        110,000.00          1
                                       6.875            981.04         59
                                       6.625            981.04
    MIAMI            FL   33165          5            11/16/01         00
    0413196965                           05           01/01/02          0
    0413196965                           O            12/01/16
    0


    6661182          E22/G02             F           66,000.00         ZZ
                                         180         66,000.00          1
                                       7.000            593.23         84
                                       6.750            593.23
    FORREST CITY     AR   72335          2            11/16/01         04
    0413235433                           05           01/01/02         12
    0413235433                           O            12/01/16
    0


    6661198          E22/G02             F           85,440.00         ZZ
                                         180         85,440.00          1
                                       6.875            762.00         80
                                       6.625            762.00
    LEWISVILLE       TX   75067          5            11/13/01         00
    0413240060                           05           01/01/02          0
    0413240060                           O            12/01/16
    0


    6661268          E22/G02             F          115,000.00         ZZ
                                         180        115,000.00          1
                                       6.375            993.89         77
                                       6.125            993.89
    WILLIS           TX   77318          5            11/15/01         00
    0413282625                           03           01/01/02          0
    0413282625                           O            12/01/16
    0


    6661272          E22/G02             F           68,000.00         ZZ
                                         180         68,000.00          1
                                       6.750            601.74         53
                                       6.500            601.74
    FLOWER MOUND     TX   75028          5            11/15/01         00
    0413283334                           05           01/01/02          0
    0413283334                           O            12/01/16
    0


1


    6661296          E22/G02             F          143,000.00         ZZ
                                         180        143,000.00          1
                                       6.250          1,226.11         80
                                       6.000          1,226.11
    BRIERFIELD       AL   35035          2            11/16/01         00
    0413291923                           05           01/01/02          0
    0413291923                           O            12/01/16
    0


    6661310          E22/G02             F          106,650.00         ZZ
                                         180        106,650.00          1
                                       7.250            973.57         90
                                       7.000            973.57
    HOUSTON          TX   77092          1            11/21/01         04
    0413306861                           05           01/01/02         12
    0413306861                           O            12/01/16
    0


    6679966          822/G02             F           90,650.00         ZZ
                                         180         90,076.33          3
                                       7.000            814.79         70
                                       6.750            814.79
    WARWICK          RI   02886          1            09/27/01         00
    0433399664                           05           11/01/01          0
    1                                    N            10/01/16
    0


    6683564          E22/G02             F          160,000.00         ZZ
                                         180        160,000.00          1
                                       6.250          1,371.88         61
                                       6.000          1,371.88
    AUSTIN           TX   78750          5            11/19/01         00
    0413252594                           05           01/01/02          0
    0413252594                           O            12/01/16
    0


    6683588          E22/G02             F          275,000.00         ZZ
                                         180        275,000.00          1
                                       6.375          2,376.69         74
                                       6.125          2,376.69
    FOLSOM           CA   95630          5            11/15/01         00
    0413263302                           05           01/01/02          0
    0413263302                           O            12/01/16
    0


    6683620          E22/G02             F          395,000.00         ZZ
                                         180        395,000.00          1
                                       6.375          3,413.79         79
                                       6.125          3,413.79
1


    WALNUT CREEK     CA   94598          5            11/12/01         00
    0413273251                           05           01/01/02          0
    0413273251                           O            12/01/16
    0


    6683652          E22/G02             F          470,900.00         ZZ
                                         180        470,900.00          1
                                       6.250          4,037.60         78
                                       6.000          4,037.60
    ATLANTA          GA   30328          5            11/15/01         00
    0413286899                           03           01/01/02          0
    0413286899                           O            12/01/16
    0


    6683704          E22/G02             F           70,000.00         T
                                         180         70,000.00          1
                                       7.500            648.91         53
                                       7.250            648.91
    BOCA RATON       FL   33433          1            11/26/01         00
    0413330945                           09           01/01/02          0
    0413330945                           O            12/01/16
    0


    6707194          E22/G02             F          243,000.00         ZZ
                                         180        243,000.00          1
                                       6.375          2,100.13         70
                                       6.125          2,100.13
    CRESTWOOD        KY   40014          2            11/21/01         00
    0413138470                           05           01/01/02          0
    0413138470                           O            12/01/16
    0


    6707230          E22/G02             F          211,500.00         ZZ
                                         180        211,500.00          1
                                       6.000          1,784.76         75
                                       5.750          1,784.76
    WELLINGTON       FL   33414          2            11/21/01         00
    0413193988                           05           01/01/02          0
    0413193988                           O            12/01/16
    0


    6707240          E22/G02             F          108,000.00         ZZ
                                         180        108,000.00          1
                                       7.625          1,008.86         87
                                       7.375          1,008.86
    HUMBLE           TX   77346          2            11/16/01         11
    0413201187                           03           01/01/02         12
    0413201187                           O            12/01/16
    0
1




    6707288          E22/G02             F           45,000.00         ZZ
                                         180         45,000.00          1
                                       7.500            417.16         73
                                       7.250            417.16
    LOUISVILLE       KY   40208          5            11/27/01         00
    0413240763                           05           01/01/02          0
    0413240763                           N            12/01/16
    0


    6707336          E22/G02             F          162,350.00         ZZ
                                         180        162,350.00          1
                                       6.375          1,403.11         85
                                       6.125          1,403.11
    PELHAM           AL   35124          5            11/21/01         04
    0413257031                           05           01/01/02          6
    0413257031                           O            12/01/16
    0


    6707442          E22/G02             F           33,750.00         ZZ
                                         180         33,750.00          1
                                       7.250            308.09         75
                                       7.000            308.09
    GREAT FALLS      MT   59401          5            11/27/01         00
    0413315854                           05           01/01/02          0
    0413315854                           N            12/01/16
    0


    6707450          E22/G02             F           43,500.00         ZZ
                                         180         43,500.00          1
                                       7.500            403.25         75
                                       7.250            403.25
    LOUISVILLE       KY   40208          5            11/27/01         00
    0413317728                           05           01/01/02          0
    0413317728                           N            12/01/16
    0


    6731188          E82/G02             F          343,000.00         ZZ
                                         180        343,000.00          1
                                       6.875          3,059.06         78
                                       6.625          3,059.06
    PHOENIX          AZ   85007          2            11/20/01         00
    0400498804                           05           01/01/02          0
    0400498804                           O            12/01/16
    0


    6732700          E22/G02             F          200,000.00         ZZ
                                         180        200,000.00          1
1


                                       6.125          1,701.25         80
                                       5.875          1,701.25
    SEATTLE          WA   98178          5            11/21/01         00
    0413308065                           05           01/01/02          0
    0413308065                           O            12/01/16
    0


    6752112          E22/G02             F          110,000.00         ZZ
                                         120        110,000.00          1
                                       6.250          1,235.08         64
                                       6.000          1,235.08
    PEARLAND         TX   77581          5            11/21/01         00
    0413223868                           05           01/01/02          0
    0413223868                           O            12/01/11
    0


    6752196          E22/G02             F           50,320.00         ZZ
                                         180         50,320.00          1
                                       6.250            431.46         80
                                       6.000            431.46
    MESQUITE         TX   75149          1            11/28/01         00
    0413322728                           05           01/01/02          0
    0413322728                           N            12/01/16
    0


    6770164          E22/G02             F          148,800.00         ZZ
                                         180        148,800.00          1
                                       6.875          1,327.08         80
                                       6.625          1,327.08
    LIBERTY HILL     TX   78642          5            11/15/01         00
    0413209735                           05           01/01/02          0
    0413209735                           O            12/01/16
    0


    6770200          E22/G02             F           90,000.00         ZZ
                                         180         90,000.00          1
                                       6.875            802.67         71
                                       6.625            802.67
    MESQUITE         TX   75149          5            11/26/01         00
    0413243452                           05           01/01/02          0
    0413243452                           O            12/01/16
    0


    6770334          E22/G02             F          176,700.00         ZZ
                                         180        176,700.00          1
                                       6.500          1,539.25         95
                                       6.250          1,539.25
    ALBUQUERQUE      NM   87106          5            11/21/01         04
    0413294455                           05           01/01/02         30
1


    0413294455                           O            12/01/16
    0


    6770346          E22/G02             F           72,000.00         ZZ
                                         180         72,000.00          1
                                       7.500            667.45         80
                                       7.250            667.45
    JONESBORO        GA   30236          2            11/30/01         00
    0413298852                           05           01/01/02          0
    0413298852                           N            12/01/16
    0


    6770370          E22/G02             F          161,000.00         ZZ
                                         180        161,000.00          1
                                       6.375          1,391.44         80
                                       6.125          1,391.44
    WEATHERFORD      TX   76088          5            11/20/01         00
    0413305681                           05           01/01/02          0
    0413305681                           O            12/01/16
    0


    6770392          E22/G02             F          203,000.00         ZZ
                                         180        203,000.00          1
                                       6.250          1,740.57         48
                                       6.000          1,740.57
    RANDOLPH         NJ   07869          2            11/26/01         00
    0413311754                           05           01/01/02          0
    0413311754                           O            12/01/16
    0


    6793252          E22/G02             F          106,000.00         ZZ
                                         180        106,000.00          1
                                       6.500            923.37         59
                                       6.250            923.37
    LAFAYETTE        CO   80026          5            11/20/01         00
    0413157090                           05           01/01/02          0
    0413157090                           O            12/01/16
    0


    6793320          E22/G02             F           84,500.00         ZZ
                                         180         84,500.00          1
                                       6.500            736.09         69
                                       6.250            736.09
    BAY ST LOUIS     MS   39520          2            11/27/01         00
    0413233990                           05           01/01/02          0
    0413233990                           O            12/01/16
    0


1


    6793804          E82/G02             F          168,000.00         ZZ
                                         180        168,000.00          1
                                       6.750          1,486.65         80
                                       6.500          1,486.65
    MILFORD          PA   18337          2            11/27/01         00
    0400507422                           05           01/01/02          0
    0400507422                           O            12/01/16
    0


    6802034          E82/G02             F           93,700.00         ZZ
                                         180         93,700.00          4
                                       7.000            842.20         63
                                       6.750            842.20
    BIRMINGHAM       AL   35205          2            12/03/01         00
    0400518338                           05           01/01/02          0
    0400518338                           N            12/01/16
    0


    6813286          E22/G02             F           86,000.00         ZZ
                                         120         86,000.00          1
                                       7.000            998.53         69
                                       6.750            998.53
    HOUSTON          TX   77066          5            11/28/01         00
    0413282435                           05           01/01/02          0
    0413282435                           O            12/01/11
    0


    6813320          E22/G02             F           60,000.00         ZZ
                                         120         60,000.00          1
                                       7.250            704.41         95
                                       7.000            704.41
    OKLAHOMA CITY    OK   73179          5            11/29/01         01
    0413304619                           07           02/01/02         30
    0413304619                           O            01/01/12
    0


    6836414          E22/G02             F           90,000.00         ZZ
                                         180         90,000.00          1
                                       7.000            808.95         75
                                       6.750            808.95
    SPRING           TX   77386          5            11/30/01         00
    0413282054                           05           01/01/02          0
    0413282054                           O            12/01/16
    0
1



   TOTAL NUMBER OF LOANS   :      1,121

   TOTAL ORIGINAL BALANCE  :   208,591,837.00

   TOTAL PRINCIPAL BALANCE :   206,860,917.83

   TOTAL ORIGINAL P+I      :     1,878,263.90

   TOTAL CURRENT P+I       :     1,878,263.90


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS


Loan Number     Current Balance Net Mortgage Rate Discount Fraction  PO Balance
6513952 "$91,000.00 "   0.0572  0.046666667     "$4,246.67 "
6194084 "$561,200.00 "  0.0572  0.046666667     "$26,189.33 "
6707230 "$211,500.00 "  0.0572  0.046666667     "$9,870.00 "
6331120 "$115,250.00 "  0.0572  0.046666667     "$5,378.33 "
5803632 "$172,405.13 "  0.0572  0.046666667     "$8,045.57 "
6408546 "$152,000.00 "  0.0572  0.046666667     "$7,093.33 "
6514168 "$118,500.00 "  0.0572  0.046666667     "$5,530.00 "
6639912 "$138,000.00 "  0.05845 0.025833333     "$3,565.00 "
6023492 "$180,000.00 "  0.05845 0.025833333     "$4,650.00 "
5975476 "$428,935.74 "  0.05845 0.025833333     "$11,080.84 "
6604432 "$72,900.00 "   0.05845 0.025833333     "$1,883.25 "
6732700 "$200,000.00 "  0.05845 0.025833333     "$5,166.67 "
6083818 "$253,693.21 "  0.0597  0.005   "$1,268.47 "
6161942 "$229,225.85 "  0.0597  0.005   "$1,146.13 "
6054374 "$50,828.33 "   0.0597  0.005   $254.14
6174954 "$183,000.00 "  0.0597  0.005   $915.00
6183504 "$55,800.00 "   0.0597  0.005   $279.00
6073826 "$82,919.96 "   0.0597  0.005   $414.60
5907656 "$167,434.53 "  0.0597  0.005   $837.17
5849850 "$59,150.23 "   0.0597  0.005   $295.75
5800558 "$63,784.58 "   0.0597  0.005   $318.92
5779194 "$65,777.85 "   0.0597  0.005   $328.89
5751400 "$43,851.90 "   0.0597  0.005   $219.26
5696515 "$73,003.91 "   0.0597  0.005   $365.02
5693250 "$494,330.51 "  0.0597  0.005   "$2,471.65 "
5685892 "$227,232.58 "  0.0597  0.005   "$1,136.16 "
5894404 "$119,596.09 "  0.0597  0.005   $597.98
6493616 "$184,300.00 "  0.0597  0.005   $921.50
6752196 "$50,320.00 "   0.0597  0.005   $251.60
6752112 "$110,000.00 "  0.0597  0.005   $550.00
6683652 "$470,900.00 "  0.0597  0.005   "$2,354.50 "
6683564 "$160,000.00 "  0.0597  0.005   $800.00
6661296 "$143,000.00 "  0.0597  0.005   $715.00
6640122 "$260,000.00 "  0.0597  0.005   "$1,300.00 "
6587070 "$140,000.00 "  0.0597  0.005   $700.00
6565970 "$134,800.00 "  0.0597  0.005   $674.00
6319658 "$159,461.45 "  0.0597  0.005   $797.31
6514130 "$324,500.00 "  0.0597  0.005   "$1,622.50 "
6217812 "$233,000.00 "  0.0597  0.005   "$1,165.00 "
6461956 "$97,000.00 "   0.0597  0.005   $485.00
6459156 "$150,000.00 "  0.0597  0.005   $750.00
6433164 "$39,865.36 "   0.0597  0.005   $199.33
6376794 "$181,000.00 "  0.0597  0.005   $905.00
6770392 "$203,000.00 "  0.0597  0.005   "$1,015.00 "
6330006 "$107,636.48 "  0.0597  0.005   $538.18
5662027 "$202,815.04 "  0.0597  0.005   "$1,014.08 "
6271338 "$156,600.00 "  0.0597  0.005   $783.00
6515206 "$135,000.00 "  0.0597  0.005   $675.00

48      "$8,254,518.73 "                1.47510884%     "$121,763.14 "

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(ix)  the  number,  aggregate  principal  balance  and  book  value  of any  REO
Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

(xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xv)    the occurrence of the Credit Support Depletion Date;

(xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvii)  the related Senior Percentage for such Distribution Date;

(xviii) the aggregate amount of Realized Losses for such Distribution Date;

(xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website will initially be located at http://www-apps.gis.deutsche-bank.com/invr. Assistance in using the website can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF JULY 1, 2001

                                 EXECUTION COPY


================================================================================






                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                            Dated as of July 1, 2001



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




================================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE




Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................30

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........31

        Section 2.01. Conveyance of Mortgage Loans.........................................31

        Section 2.02. Acceptance by Trustee................................................36

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................38

        Section 2.04. Representations and Warranties of Sellers............................40

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................41

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................42

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............42

        Section 2.08. Purposes and Powers of the Trust.....................................42

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................43

        Section 3.01. Master Servicer to Act as Servicer...................................43

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........44

        Section 3.03. Successor Subservicers...............................................45

        Section 3.04. Liability of the Master Servicer.....................................46

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................46

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               46

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................47

        Section 3.08. Subservicing Accounts; Servicing Accounts............................49

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................50

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................51


                                    i

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................53

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................53

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................55

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................57

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................60

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............62

        Section 3.17. Reports to the Trustee and the Company...............................63

        Section 3.18. Annual Statement as to Compliance....................................63

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............63

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............64

        Section 3.21. Administration of Buydown Funds......................................64

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................66

        Section 4.01. Certificate Account..................................................66

        Section 4.02. Distributions........................................................66

        Section 4.03. Statements to Certificateholders.....................................66

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................67

        Section 4.05. Allocation of Realized Losses........................................69

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........69

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................69

        Section 4.08. Surety Bond..........................................................69

Article V         THE CERTIFICATES.........................................................71

        Section 5.01. The Certificates.....................................................71

        Section 5.02. Registration of Transfer and Exchange of Certificates................73

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................78

        Section 5.04. Persons Deemed Owners................................................79

        Section 5.05. Appointment of Paying Agent..........................................79


                                       ii


Article VI        THE COMPANY AND THE MASTER SERVICER......................................80

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........80

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............80

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               81

        Section 6.04. Company and Master Servicer Not to Resign............................82

Article VII       DEFAULT..................................................................83

        Section 7.01. Events of Default....................................................83

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................85

        Section 7.03. Notification to Certificateholders...................................86

        Section 7.04. Waiver of Events of Default..........................................86

Article VIII      CONCERNING THE TRUSTEE...................................................87

        Section 8.01. Duties of Trustee....................................................87

        Section 8.02. Certain Matters Affecting the Trustee................................88

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................90

        Section 8.04. Trustee May Own Certificates.........................................90

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................90

        Section 8.06. Eligibility Requirements for Trustee.................................91

        Section 8.07. Resignation and Removal of the Trustee...............................91

        Section 8.08. Successor Trustee....................................................92

        Section 8.09. Merger or Consolidation of Trustee...................................93

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................93

        Section 8.11. Appointment of Custodians............................................94

        Section 8.12. Appointment of Office or Agency......................................94

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................96

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................96


                                     iii


        Section 9.02. Additional Termination Requirements..................................99

        Section 9.03. Termination of Multiple REMICs......................................100

Article X         REMIC PROVISIONS........................................................101

        Section 10.01.REMIC Administration................................................101

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....104

        Section 10.03.Designation of REMIC(s).............................................105

Article XI        MISCELLANEOUS PROVISIONS................................................106

        Section 11.01.Amendment...........................................................106

        Section 11.02.Recordation of Agreement; Counterparts..............................108

        Section 11.03.Limitation on Rights of Certificateholders..........................109

        Section 11.04.Governing Law.......................................................109

        Section 11.05.Notices.............................................................110

        Section 11.06.Required Notices to Rating Agency and Subservicer...................110

        Section 11.07.Severability of Provisions..........................................110

        Section 11.08.Supplemental Provisions for Resecuritization........................111

        Section 11.09.Allocation of Voting Rights.........................................111

        Section 11.10.No Petition.........................................................111


                                        iv


                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.
        ---------

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and

"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate

Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged

Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the

Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii),

(iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section

2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the

Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the

Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)  Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received

(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements;

provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The

Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)  Prior to the  close of  business  on the  Determination  Date,  the  Master
Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with

Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

     As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The

Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.
(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of

Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S.

          Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34,  62 Fed. Reg. 39021 (July 21, 1997),  and PTE 2000-58,
               65 Fed. Reg. 67765 (November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified

     Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The

Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in
Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate

Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an

Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii)to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ________          [________%][Variable] Pass-Through Rate
                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing     [Percentage Interest:________%]
Agreement and Cut-off Date:
___________ 1, ____               Aggregate Initial [Certificate Principal
                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:          Amount] [Subclass Notional Amount] of the
_________ 25, ____                Class A- ___ Certificates:

Master Servicer:                  [Initial] [Certificate Principal
Residential Funding               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                       Notional Amount] of this Certificate:
                                  $ _______________________]
Assumed Final
Distribution Date:                CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the

Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          ________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.


        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction

Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765
(November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No. _______                           [_______]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $__________________
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $_____________________

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [-------------------------],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. ______                            [______]% Pass-Through Rate

Class B- ___ Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-___
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $____________________
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $__________________
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [_______________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.________                           [______]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $__________________

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                    _________________ %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By: __________________________
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [______________________________],
                                                 as Certificate Registrar



                                            By: _____________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ___________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                 EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _____________ day of __________, 20__, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:




      Attention:________________________________________
      Telefacsimile Number:  (_____)___________ - _______________

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                       (Name of Seller/Servicer)
By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:
     ------------------------
Title:
      -----------------------
Date:
     ------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _______________] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.      The Owner's Taxpayer Identification Number is ______________________ .

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to

                                        G-1-2
and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.


                                        G-1-3

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _____ day of _____, 200__.




                                            [NAME OF OWNER]



                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ________ day of _____, 200_.





                                                 NOTARY PUBLIC



                                            COUNTY OF
                                                     ---------------------------
                                            STATE OF
                                                    ----------------------------
                My Commission  expires the ____ day of ____, 20___.



                                        G-1-4

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                      _______________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Seller") to _________________ (the "Purchaser") of
$______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the

Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                               Very truly yours,


                                   (Seller)



                               By:
                                  ----------------------------------------
                               Name:
                                    --------------------------------------
                               Title:
                                     -------------------------------------



                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                                                , 20
                                    ----------------------------    ----

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     ____________________   (the   "Purchaser")   intends   to   purchase   from
____________________   (the  "Seller")   $_______________   Initial  Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated ______________, 20 ___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,




                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                       __________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     In connection with the sale by ___________ (the "Seller") to _____________ (the "Purchaser") of $___________ Initial Certificate Principal Balance of
Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the
"Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                    (Seller)



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:









               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   ------------------------------------------
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
   ------------------------------------------
Date:                                             Date:
     ----------------------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By:________________________
                                                 Name:
                                                 Title:


                                            Date: _______________________

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--   The  Buyer  owned  $_________  in  securities   (other  than  the  excluded
     securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ _____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _____________________________
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------


                                            IF AN ADVISER:


                                            ______________________
                                            Print Name of Buyer

                                    EXHIBIT K


                         [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                      LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b)....Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c)....Demands  for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)....The Trustee will promptly notify General Motors Acceptance
Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f)....The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                                  ___________, 200___

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b)....The  agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


Acknowledged by:


__________________________,
    as Trustee


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------



RESIDENTIAL ACCREDIT LOANS, INC.


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                              _______________, 20_____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by ________________ (the "Trustee") to _________________ (the "Lender") of (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,



                                    (Lender)


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                              [DATE]

==================
------------------

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $_________ and _____%, respectively.

2. [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ______________________________
                                      Name:
                                     Title:

                                  EXHIBIT FIVE

                      AGGREGATE PLANNED PRINCIPAL BALANCES




                                                      AGGREGATE PLANNED
                                                     PRINCIPAL BALANCES
                                                      FOR CLASS A-1 AND
                                                          CLASS A-2
                         DISTRIBUTION DATE CERTIFICATES

                       Initial Balance.............
                                                     $128,837,469.00
                       January 2002 ...............       127,023,770.27
                       February 2002 ..............       125,223,443.94
                       March 2002 .................       123,436,484.59
                       April 2002 .................       121,662,800.17
                       May 2002 ...................       119,902,299.28
                       June 2002 ..................       118,154,891.16
                       July 2002 ..................       116,420,485.69
                       August 2002 ................       114,698,993.39
                       September 2002..............       112,990,325.39
                       October 2002................       111,294,393.46
                       November 2002...............       109,611,109.98
                       December 2002...............       107,940,387.94
                       January 2003................       106,282,140.96
                       February 2003...............       104,636,283.26
                       March 2003..................       103,002,729.66
                       April 2003..................       101,381,395.57
                       May 2003....................        99,772,197.01
                       June 2003...................        98,175,050.59
                       July 2003...................        96,589,873.49
                       August 2003 ................        95,016,583.50
                       September 2003..............        93,455,098.96
                       October 2003................        91,905,338.80
                       November 2003...............        90,367,222.52
                       December 2003...............        88,840,670.18
                       January 2004................        87,325,602.41
                       February 2004...............        85,821,940.40
                       March 2004..................        84,329,605.89
                       April 2004..................        82,848,521.17
                       May 2004....................        81,378,609.09
                       June 2004...................        79,919,793.03
                       July 2004...................        78,471,996.91
                       August 2004 ................        77,035,145.20
                       September 2004..............        75,609,162.90
                       October 2004................        74,193,975.53
                       November 2004...............        72,789,509.13
                       December 2004...............        71,395,690.28
                       January 2005................        70,012,446.07
                       February 2005...............        68,639,704.11
                       March 2005..................        67,277,392.51
                       April 2005..................        65,925,439.90
                       May 2005....................        64,583,775.41
                       June 2005...................        63,252,328.67
                       July 2005...................        61,931,029.80
                       August 2005 ................        60,619,809.43
                       September 2005..............        59,318,598.67

                       October 2005................       $58,027,329.13
                       November 2005...............        56,745,932.89
                       December 2005...............        55,474,342.51
                       January 2006................        54,212,491.03
                       February 2006...............        52,960,311.98
                       March 2006..................        51,717,739.34
                       April 2006..................        50,484,707.58
                       May 2006....................        49,261,151.61
                       June 2006...................        48,047,006.82
                       July 2006...................        46,842,209.04
                       August 2006 ................        45,646,694.58
                       September 2006..............        44,468,315.14
                       October 2006................        43,315,808.93
                       November 2006...............        42,188,657.21
                       December 2006...............        41,086,351.39
                       January 2007................        40,031,232.75
                       February 2007...............        38,999,570.21
                       March 2007..................        37,990,885.10
                       April 2007..................        37,004,708.12
                       May 2007....................        36,040,579.18
                       June 2007...................        35,098,047.22
                       July 2007...................        34,176,670.05
                       August 2007.................        33,276,014.15
                       September 2007..............        32,395,654.53
                       October 2007................        31,535,174.56
                       November 2007...............        30,694,165.80
                       December 2007...............        29,872,227.85
                       January 2008................        29,075,556.69
                       February 2008...............        28,297,002.13
                       March 2008..................        27,536,188.77
                       April 2008..................        26,792,748.65
                       May 2008....................        26,066,321.08
                       June 2008...................        25,356,552.52
                       July 2008...................        24,663,096.43
                       August 2008.................        23,985,613.12
                       September 2008..............        23,323,769.65
                       October 2008................        22,677,239.69
                       November 2008...............        22,045,703.36
                       December 2008...............        21,428,847.16
                       January 2009................        20,837,372.24
                       February 2009...............        20,259,586.28
                       March 2009..................        19,695,200.36
                       April 2009..................        19,143,931.34
                       May 2009....................        18,605,501.76
                       June 2009...................        18,079,639.74
                       July 2009...................        17,566,078.85
                       August 2009.................        17,064,558.01
                       September 2009..............        16,574,821.40
                       October 2009................        16,096,618.34
                       November 2009...............        15,629,703.19
                       December 2009...............        15,173,835.28
                       January 2010................        14,737,428.17
                       February 2010...............        14,311,210.17
                       March 2010..................        13,894,964.28

                       April 2010..................       $13,488,477.89
                       May 2010....................        13,091,542.68
                       June 2010...................        12,703,954.58
                       July 2010...................        12,325,513.63
                       August 2010.................        11,956,023.94
                       September 2010..............        11,595,293.60
                       October 2010................        11,243,134.60
                       November 2010...............        10,899,362.75
                       December 2010...............        10,563,797.60
                       January 2011................        10,242,617.16
                       February 2011...............         9,928,932.51
                       March 2011..................         9,622,585.47
                       April 2011..................         9,323,421.01
                       May 2011....................         9,031,287.22
                       June 2011...................         8,746,035.24
                       July 2011...................         8,467,519.20
                       August 2011.................         8,195,596.15
                       September 2011..............         7,930,126.02
                       October 2011................         7,670,971.57
                       November 2011...............         7,417,998.30
                       December 2011...............         7,171,074.43
                       January 2012................         6,930,070.83
                       February 2012...............         6,694,860.98
                       March 2012..................         6,465,320.92
                       April 2012..................         6,241,329.18
                       May 2012....................         6,022,766.74
                       June 2012...................         5,809,517.01
                       July 2012...................         5,601,465.73
                       August 2012.................         5,398,500.98
                       September 2012..............         5,200,513.09
                       October 2012................         5,007,394.62
                       November 2012...............         4,819,040.30
                       December 2012...............         4,635,347.02
                       January 2013................         4,456,213.74
                       February 2013...............         4,281,541.49
                       March 2013..................         4,111,233.31
                       April 2013..................         3,945,194.22
                       May 2013....................         3,783,331.16
                       June 2013...................         3,625,552.98
                       July 2013...................         3,471,770.39
                       August 2013.................         3,321,895.91
                       September 2013..............         3,175,843.87
                       October 2013................         3,033,530.34
                       November 2013...............         2,894,873.11
                       December 2013...............         2,759,791.65
                       January 2014................         2,628,207.09
                       February 2014...............         2,500,042.17
                       March 2014..................         2,375,221.22
                       April 2014..................         2,253,670.13
                       May 2014....................         2,135,316.31
                       June 2014...................         2,020,088.66
                       July 2014...................         1,907,917.55
                       August 2014.................         1,798,734.79

                       September 2014..............         1,692,473.59
                       October 2014................        $1,589,068.55
                       November 2014...............         1,488,455.60
                       December 2014...............         1,390,572.03
                       January 2015................         1,295,356.40
                       February 2015...............         1,202,748.55
                       March 2015..................         1,112,689.58
                       April 2015..................         1,025,121.81
                       May 2015....................           939,988.75
                       June 2015...................           857,235.09
                       July 2015...................           776,806.67
                       August 2015.................           698,650.47
                       September 2015..............           622,714.56
                       October 2015................           548,948.11
                       November 2015...............           477,301.34
                       December 2015...............           407,725.52
                       January 2016................           340,172.94
                       February 2016...............           274,596.89
                       March 2016..................           210,951.64
                       April 2016..................           149,192.42
                       May 2016....................            89,275.40
                       June 2016...................            31,157.68
                       July 2016 and thereafter....                 0.00